UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23345

Name of Fund: BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund II, Inc.,

55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Series Fund, Inc.

▶	BlackRock Advantage Large Cap Core Portfolio

▶	BlackRock Balanced Capital Portfolio

▶	BlackRock Capital Appreciation Portfolio

▶	BlackRock Global Allocation Portfolio

▶	BlackRock Government Money Market Portfolio

BlackRock Series Fund II, Inc.

▶	BlackRock High Yield Portfolio

▶	BlackRock U.S. Government Bond Portfolio

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2019	BlackRock Advantage Large Cap Core Portfolio

Investment Objective

BlackRock Advantage Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

Following several months of strong relative performance, the Fund gave back in June much of the excess return relative to the benchmark that it had generated in prior months. June was characterized by a sharp market rebound and a continuously changing environment in which investors sporadically and aggressively sought more risky cyclical exposure. Despite a strong six-month period overall, several trend-based insights acted as a drag on relative performance during the month. However, over the six-month period, it was primarily the portfolio’s fundamental value insights that hindered the relative Fund return. More traditional value metrics were particularly weak, reflecting investors’ continued preference for high-growth opportunities over more value-oriented areas of the market. While the portfolio’s fundamental quality insights were broadly additive, certain measures of operating and asset efficiency detracted from relative performance. Given the continued decline in U.S. interest rates, a quality and risk management signal positioning against companies with higher degrees of leverage also detracted. Lastly, among the portfolio’s macro thematic insights, a signal that measures sensitivity to changes in foreign exchange rates was challenged given the heightened volatility across currency markets.

Despite periods of volatility, including a market drawdown in May, stronger-than-expected corporate earnings, an overall easing of global trade tensions and increasingly dovish central bank rhetoric supported the market throughout the first half of the year. At the portfolio level, sentiment- and trend-based stock selection insights drove positive relative performance in the period, especially in the consumer staples and real estate sectors. Among this group of insights, a machine learned signal conducting text-analysis of management conference calls to identify longer-term trends in company fundamentals was particularly additive. An alternative trend-based insight that evaluates the tightness of every industry’s labor market as an indication of each company’s availability and cost of labor was also beneficial. While the portfolio’s fundamental insights detracted in aggregate, there were certain bright spots among the Fund’s quality signals, especially among alternative measures of quality. In particular, a signal that evaluates companies based on a series of long-term sustainability measures provided stability to the portfolio amid increased market volatility. Lastly, although the portfolio’s macro thematic signals detracted in aggregate, select industry timing signals were beneficial. In this vein, maintaining a modest underweight position in the energy sector throughout the period and a modest overweight position in the financials sector during the second quarter of 2019 proved additive to relative portfolio performance.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these, a new insight was added that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. The Fund also added a machine learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions. Lastly, in the second quarter of 2019, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company job hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the utilities and industrials sectors and slight underweight positions in the consumer discretionary and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Advantage Large Cap Core Portfolio

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Advantage Large Cap Core Portfolio (b)	18.57%	8.49%	10.34%	13.69%
Russell 1000® Index (c)	18.84	10.02	10.45	14.77

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Portfolio.

(b)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities.

(c)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Advantage Large Cap Core Portfolio	$1,000.00	$1,185.70	$2.71	$1,000.00	$1,022.32	$2.51	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Net Assets
Information Technology	22%
Financials	14
Health Care	14
Industrials	10
Consumer Discretionary	9
Communication Services	9
Consumer Staples	6
Utilities	4
Real Estate	4
Energy	4
Materials	3
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FUND SUMMARY	5

Fund Summary as of June 30, 2019	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund returned 14.75%, outperforming its blended benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 13.82% for the period. The Russell 1000® Index returned 18.84%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.11%.

What factors influenced performance?

From an asset allocation perspective, a positive view on U.S. equities was the main contributor to the Fund’s performance. An overweight stance with respect to U.S. duration (and corresponding sensitivity to changes in interest rates) boosted return as Treasury yields declined and bond prices rebounded from December’s lows on the market’s perception of a more dovish Fed and an abatement in concerns over global growth.

Within the equity allocation, sentiment- and trend-based stock selection insights contributed to performance, especially in the consumer staples and real estate sectors. Among this group of insights, a machine-learned signal conducting text analysis of management conference calls to identify longer-term trends in company fundamentals was particularly additive. An alternative trend-based insight that evaluates the tightness of every industry’s labor market as an indication of each company’s availability and cost of labor was also beneficial. Within the fixed income allocation, overweights to duration, U.S. investment grade credit and U.S. municipals contributed to performance. In addition, an allocation to securitized assets such as non-agency residential mortgage-backed securities (“MBS”) and collateralized loan obligations proved beneficial. An overweight to emerging market debt also added to the Fund’s return.

From an asset allocation perspective, there were no significant detractors from performance. In the equity allocation, several trend-based insights weighed on the Fund’s return. More traditional value metrics were particularly weak, reflecting investors’ continued preference for high-growth opportunities over more value-oriented areas of the market. Though the portfolio’s fundamental quality insights were broadly additive, certain measures of operating and asset efficiency detracted from relative performance. Unsurprisingly, a quality and risk management signal positioning against companies with higher degrees of leverage also detracted, given the decline in U.S. interest rates. Within the fixed income allocation, an overweight to agency MBS and tactical positions in global sovereign bonds under macro-oriented strategies detracted from Fund performance.

Describe recent portfolio activity.

From an asset allocation perspective, the Fund maintained an overweight to U.S. stocks on the view that continued inflationary pressures and an easing of global growth concerns would benefit equities. The Fund removed its overweight to Japanese equities in the first quarter of 2019 as the asset class performed in line with expectations. During this period, the Fund removed its overweight to U.S. duration given the favorable movement in bond prices and on the view that the market was pricing in overly optimistic expectations around Fed easing.

The equity allocation maintained a balanced allocation of risk across all major return drivers throughout the period. At a more granular level, a number of new stock selection insights were added to the portfolio. Among these was an insight that captures hotel booking trends and invests in related stocks most sensitive to those locations. The portfolio also added a machine learned signal that pulls from several alternative data sources to try to more accurately gauge consumer transactions.

With respect to the fixed income allocation, the portfolio started increasing overall duration from the beginning of 2019 on the expectation that U.S. interest rates would remain range-bound or move lower in the near-term given a near-neutral policy rate and the Fed’s shift to a dovish monetary policy stance. The second quarter of 2019 saw a rally in both global bond and equity markets.

After the sharp decline in spreads assets seen in late 2018, the fixed income portfolio took the opportunity to increase its overweight to investment grade corporate credit. At the same time, the portfolio reduced the allocation to high yield credit while maintaining an up-in-quality bias within the sector. The portfolio added opportunistically within emerging markets, mostly in local currency debt, on the view that a dovish Fed would take upward pressure off the dollar and allow for easier local monetary policy in those countries. Given attractive valuation levels, the portfolio also added exposure in agency MBS and inflation-protected bonds.

Describe portfolio positioning at period end.

The Fund ended the period with a preference for stocks over bonds given modest improvements in global growth and inflation data. Within equities, the Fund was overweight the U.S. market on the view that the Fed’s policy shift supports the outlook for further gains. Within fixed income, the Fund ended the period with an underweight duration stance given the recent decline in interest rates and appreciation in bond prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Balanced Capital Portfolio

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio (b)	14.75%	9.34%	8.06%	10.70%
60% Russell 1000® Index/40% Bloomberg Barclays US Aggregate Bond Index (c)	13.82	9.64	7.60	10.54
Russell 1000® Index (d)	18.84	10.02	10.45	14.77
Bloomberg Barclays U.S. Aggregate Bond Index (e)	6.11	7.87	2.95	3.90

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity and fixed income securities of any maturity.

(c)	A customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).
(d)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(e)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Ending Account Value (06/30/19)	Expenses Paid During the Period (c)
BlackRock Balanced Capital Portfolio	$1,000.00	$1,147.50	$2.82	$2.61	$1,000.00	$1,022.17	$2.66	$1,022.36	$2.46

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.53%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.49%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments	(a)
Common Stocks	57%
U.S. Government Sponsored Agency Obligations	16
Corporate Bonds	12
U.S. Treasury Obligations	6
Asset-Backed Securities	4
Municipal Bonds	2
Non-Agency Mortgage-Backed Securities	2
Foreign Government Obligations	1
Investment Companies	—	(b)
Foreign Agency Obligations	—	(b)
Preferred Securities	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds, TBA sale commitments and investments sold short.
(b)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of June 30, 2019	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund outperformed its benchmark, the Russell 1000® Growth Index and the broad market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

In sector terms, the largest contributor to relative performance over the period was industrials, where stock selection in the professional services and industrial conglomerates sub-sectors had the strongest positive impact on results. Notably, an overweight position in CoStar Group, Inc. within professional services, as well as not owning 3M Company and an overweight to Roper Technologies, Inc., within industrial conglomerates, contributed to relative results. Stock selection in consumer discretionary also added to relative results led by the internet & direct marketing retail sub-sector, where an overweight to Amazon.com, Inc. and an out-of-benchmark position in Brazilian e-commerce giant MercadoLibre, Inc. drove results. Lastly, healthcare was a key contributor to relative results, where an underweight to biotechnology, which underperformed during the period, and security selection in the pharmaceuticals sub-sector, notably not holding Eli Lilly & Company and Bristol-Myers Squibb Co., had the strongest positive impact on performance.

Conversely, the largest detractor over the period was financials, where not owning any companies in the insurance sub-sector detracted from results as several insurance names outperformed, including the Progressive Corp. and AON PLC. Communication services was also a key detractor led by stock selection in interactive media & services, particularly an underweight to Facebook Inc., which outperformed during the period, and an off-benchmark position in Chinese internet and media conglomerate Tencent Holdings Ltd., which underperformed. Other notable detractors during the period include overweight positions in managed care enterprises Centene Corp. and United HealthGroup, Inc. and an underweight position in Apple, Inc.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to the industrials sector by investing in the aerospace and defense industry. Additionally, its weight in the materials and information technology (“IT”) sectors increased over the period. In contrast, the Fund reduced its weighting in the health care sector by decreasing its holdings in the health care providers and services industry. The Fund also lowered its exposure to the communication services and financials sectors.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight relative to the Russell 1000® Growth Index was to the consumer discretionary sector, driven by a focus on the internet & direct marketing retail industry. The Fund was also overweight to materials and industrials. Conversely, the Fund was underweight IT largely due to having no exposure to technology hardware, storage and peripherals names. Additionally, the Fund was underweight the consumer staples and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Capital Appreciation Portfolio

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio (b)	24.13%	10.73%	14.60%	15.42%
S&P 500® Index (c)	18.54	10.42	10.71	14.70
Russell 1000® Growth Index (d)	21.49	11.56	13.39	16.28

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long term.

(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(d)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,241.30	$2.72	$1,000.00	$1,022.36	$2.46	0.49%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	32%
Health Care	17
Consumer Discretionary	16
Communication Services	13
Industrials	11
Financials	4
Materials	3
Consumer Staples	2
Real Estate	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FUND SUMMARY	9

Fund Summary as of June 30, 2019	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed both its Reference Benchmark and the broad-based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. The Fund invests in both equities and bonds; therefore, Fund management believes the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, options and swaps, (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an overweight to Japan and India and an underweight to the U.S. negatively impacted performance. From a sector perspective, an underweight to and security selection within information technology (“IT”), as well as security selection within consumer discretionary, industrials and healthcare weighed on returns. Exposure to cash and cash equivalents and gold-related securities also detracted from performance.

Within equities, an overweight to China contributed to performance. From a sector perspective, security selection within communication services, consumer staples and materials positively impacted performance. A broad underweight to fixed income was additive as the asset class underperformed the Fund’s Reference Benchmark. Within fixed income, exposure to corporate credit, notably U.S. investment grade credit, contributed to performance. Currency management, notably an underweight to the euro, added to returns as well.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives, in aggregate, modestly detracted from the Fund’s performance.

Describe recent portfolio activity.

During the period, the Fund’s overall equity allocation increased from 58% to 62% of net assets. Within equities, the Fund increased exposure to the United States and Europe, and decreased exposure to Asia (specifically Japan). From a sector perspective, the Fund increased exposure to industrials, financials, consumer discretionary, IT and real estate, and decreased exposure to communication services, materials and health care. The Fund’s overall allocation to fixed income increased from 33% to 35% of net assets. Within fixed income, the Fund increased exposure to government bonds and corporate credit. The Fund’s exposure to commodity-related securities decreased from 2% to 1% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s cash and cash equivalent holdings decreased from 7% to 2% of net assets. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and meeting redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was overweight in equities, underweight in fixed income, and overweight in commodity-related and cash equivalents. Within equities, the Fund was relatively neutrally weighted in the United States and Europe, and overweight in Asia. Within Asia, the Fund was overweight in China, India and Taiwan, and underweight in Australia. From a sector perspective, the Fund was overweight in communication services, energy, health care and industrials, and underweight in IT, financials and consumer staples. Within fixed income, the Fund was underweight in developed market government bonds and overweight in corporate bonds. With respect to currency exposure, the Fund was overweight in the Japanese yen and U.S. dollar, and underweight in the euro and Australian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Global Allocation Portfolio

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio (b)(c)	10.85%	4.31%	3.65%	6.83%
FTSE World Index (d)	16.63	6.46	6.82	10.91
Reference Benchmark (e)	12.09	7.08	5.14	8.17
U.S. Stocks: S&P 500 Index (f)	18.54	10.42	10.71	14.70
Non U.S. Stocks: FTSE World (ex U.S.) Index (g)	13.96	1.79	2.56	7.14
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index (h)	4.74	7.42	1.98	2.87
Non U.S. Stocks: FTSE Non U.S. Dollar World Government Bond Index (i)	5.50	4.54	0.19	1.88

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(c)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

(d)	A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries within the FTSE Global Equity Index Series.
(e)

An unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(f)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(g)

A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries excluding the U.S. within the FTSE Global Equity Index Series.

(h)	An unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.
(i)	An unmanaged market capitalization-weighted index that tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including dividend expense	Excluding dividend expense		Including dividend expense		Excluding dividend expense
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Ending Account Value (06/30/19)	Expenses Paid During the Period (c)
BlackRock Global Allocation Portfolio	$1,000.00	$1,108.50	$2.98	$2.98	$1,000.00	$1,021.97	$2.86	$1,021.97	$2.86

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of June 30, 2019 (continued)	BlackRock Global Allocation Portfolio

Overall Asset Exposure

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentage
	06/30/2019	12/31/2018
U.S. Equities	35%	31%	35%
European Equities	12	9	13
Asia Pacific Equities	12	15	9
Other Equities	3	3	3

Total Equities	62	58	60

U.S. Dollar Denominated Fixed Income Securities	31	31	24
U.S. Issuers	30	29	—
Non-U.S. Issuers	1	2	—
Non-U.S. Dollar Denominated Fixed Income Securities	4	2	16

Total Fixed Income Securities	35	33	40

Commodity-Related	1	2	—

Cash &Short-Term Securities	2	7	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities) and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 10 of this report to shareholders in the “Performance Summary” section.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Money Market Overview For the Six-Month Period Ended June 30, 2019	BlackRock Government Money Market Portfolio

June 2019 was characterized by speculation that the Federal Open Market Committee (“FOMC”) was poised to cut interest rates as “insurance” amidst rising geopolitical tensions over trade, concerns about slowing global growth, and stubbornly soft inflation. In fact, the FOMC elected to keep interest rates unchanged at its June 19, 2019 meeting. At the same time, rising “uncertainties” were acknowledged with a pledge to act as necessary to ensure the economic expansion remains on track.

The first half of 2019 included a weaker-than-expected jobs report early in the first quarter of 2019, and concerns about global growth were evidenced by the weak indicators of the purchasing manufacturers index and the Institute for Supply Management Indices in addition to weakening core inflation measurements. Combining economic data with the FOMC’s updated Summary of Economic Projections reflected a modestly lower unemployment rate through 2020, a largely unchanged outlook for economic growth, and expectations for below-target core inflation through 2020. As of the end of June, futures contracts for federal funds were priced for approximately 0.75% of interest rate cuts throughout the remainder of 2019, with at least one additional 0.25% easing priced for 2020. It is important to note that money market managers are closely monitoring economic data and potential monetary policy adjustments to determine any impact on their portfolio positioning.

The outstanding supply of U.S. Treasury bills contracted approximately $200 billion during the second quarter of 2019, and demand for repurchase agreements and other cash investments was strong as taxable money market mutual funds experienced solid inflows. Furthermore, the slope of the London Interbank Offered Rate curve inverted as investors factored in the possibility of a series of interest rate cuts during the balance of 2019 and 2020 — as interest rates move down, security prices go up.

An interest rate reduction of at least 0.25% is possible at the next FOMC meeting, with the potential for additional monetary accommodation as the year progresses. The ultimate path for interest rates is likely to be dependent upon the extent to which uncertainties related to global trade impact economic growth. The magnitude of future rate actions also hinges in our view on whether inflation moves closer to the FOMC’s 2.00% interest rate target over the balance of 2019.

We anticipate that the U.S. government debt ceiling will need to be addressed by Congress during the next few months, possibly as soon as late August. The supply of U.S. Treasury bills is expected to contract in the lead up to this event, before rebounding later in the year. In our view, money market yield curves should remain inverted over the third quarter of 2019 based on expectations for additional monetary accommodation.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

MONEY MARKET OVERVIEW	13

Fund Summary as of June 30, 2019	BlackRock Government Money Market Portfolio

Investment Objective

BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	55%
Repurchase Agreements	33
U.S. Treasury Obligations	9
Other Assets Less Liabilities	3

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market Portfolio	1.96%	1.96%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Government Money Market Portfolio	$1,000.00	$1,009.80	$2.49	$1,000.00	$1,022.32	$2.51	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
See	“Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

During the six-month period ended June 30, 2019, the Fund performed in line with the benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

High-yield bonds delivered strong returns in the first half of 2019, reflecting the combination of falling interest rates and a narrowing of yield spreads brought about, in part, by investors’ robust appetite for risk.

Security selection, most importantly in the metals & mining and independent energy industries, was a key driver of the Fund’s relative performance. Its positioning in technology was also additive. Selection in B rated credits made the largest contribution by rating tier, followed by the CCC-rated segment.

The portfolio’s underweights in the retail, consumer products, and home construction industries were key detractors. By credit rating, an underweight in BB rated securities was the largest detractor given the outperformance of this high-quality market segment. The portfolio’s out-of-benchmark position in floating rate loan interests (“bank loans”), which lagged high-yield bonds, was a further detractor.

Describe recent portfolio activity.

While the Fund’s key positioning themes stayed broadly consistent, the investment adviser sought to take advantage of market opportunities by tactically adjusting the portfolio’s sector- and issuer-level positioning.

The Fund remained underweight in BB rated credits and overweight in select CCCs, although the extent of the overweight in CCCs declined from its level at the beginning of the year. While the investment adviser maintained a tactical allocation to bank loans, it reduced the size of the position as more compelling relative values developed among high yield bonds. However, the investment adviser continued to see loans as a source of attractive risk-adjusted income.

The investment adviser’s decision to reduce the portfolio’s weighting in energy was the most notable change with respect to sector positioning. At the industry level, the largest underweight was in independent energy.

Describe portfolio positioning at period end.

In addition to holding a core position in high yield bonds and a tactical allocation to loans, the Fund maintained a smaller weighting in common stocks. By credit rating, management favored B rated bonds over those rated BB and CCC. The leading sector overweights were in technology, aerospace & defense, and pharmaceuticals, while consumer cyclicals (primarily retail and home construction) was the largest overweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	15

Fund Summary as of June 30, 2019 (continued)	BlackRock High Yield Portfolio

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)
	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio (c)	5.66%	5.05%	9.98%	6.68%	4.11%	9.23%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (d)	—	—	9.94	7.48	4.71	9.22

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired the assets, subject to the liabilities of BlackRock High Yield Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio”.

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

(d)

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$1,099.80	$2.60	$1,000.00	$1,022.32	$2.51	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

Portfolio Information

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
BBB/Baa	6%
BB/Ba	44
B	38
CCC/Caa	10
NR	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

Positive contributors to performance relative to the benchmark included the Fund’s stance with respect to U.S. interest rates. Specifically, an above-benchmark stance with respect to duration (and corresponding interest rate sensitivity) aided return as Treasury yields declined. Within securitized sectors, an allocation to commercial mortgage-backed securities (“CMBS”) contributed positively, as the segment continued to benefit from favorable fundamentals. In addition, the Fund’s security selection with 30-year agency mortgage-backed securities (“MBS”) proved beneficial.

Detractors from performance relative to the benchmark included positioning along the U.S. Treasury yield curve. The use of swap and swaption strategies to gain tactical interest rate exposures also detracted. Finally, the Fund’s allocation strategies with respect to 30-year agency MBS constrained the Fund’s return.

Describe recent portfolio activity.

During the six-month period, the Fund decreased its allocation to U.S. government securities and agency MBS pass-throughs. The Fund modestly increased its out-of-benchmark exposure, adding to its CMBS position. The Fund shifted from an underweight stance with respect to duration to a duration overweight relative to the benchmark.

The Fund had a modestly elevated cash position at period end due to our increasing preference for using forward contracts to gain MBS exposure as opposed to holding cash bonds. The Fund’s cash position did not have amaterial impact on Fund performance over the six months.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in agency MBS relative to the benchmark, with exposures continuing to favor higher coupons relative to lower coupons. The Fund continued to hold a core allocation to agency CMBS and collateralized mortgage obligations for carry (incremental income) and to benefit the portfolio’s risk/reward profile. Outside of the United States, the Fund had an allocation to local currency emerging market sovereign debt in Asia, Latin America and Central Europe. The Fund also had exposure to the front-end of the Canadian yield curve, in anticipation that the Bank of Canada will continue its dovish messaging in the near term. The Fund is modestly long U.S. duration, with a focus on the front and intermediate part of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	57%
U.S. Treasury Obligations	38
Non-Agency Mortgage-Backed Securities	2
Asset-Backed Securities	2
Foreign Government Obligations	1

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.

FUND SUMMARY	17

Fund Summary as of June 30, 2019 (continued)	BlackRock U.S. Government Bond Portfolio

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)
	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio (c)	2.32%	1.90%	4.96%	6.50%	2.32%	3.18%
Bloomberg Barclays U.S. Government/Mortgage Index (d)	—	—	4.75	6.81	2.51	3.09
Bloomberg Barclays U.S. Mortgage-Backed Securities Index (e)	—	—	4.17	6.22	2.56	3.23

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any.Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

(d)	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(e)	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Ending Account Value (06/30/19)	Expenses Paid During the Period (c)
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,049.60	$5.69	$2.54	$1,000.00	$1,019.24	$5.61	$1,022.32	$2.51

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (1.12%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	19

Schedule of Investments (unaudited) June 30, 2019	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Aerospace & Defense — 2.2%
Curtiss-Wright Corp.	3,298	$419,275
Harris Corp.	5,571	1,053,643
Lockheed Martin Corp.	4,547	1,653,016
Raytheon Co.	5,385	936,344

		4,062,278

Auto Components — 0.0%
Dana, Inc.	3,842	76,610

Automobiles — 0.0%
Thor Industries, Inc.(a)	1,270	74,232

Banks — 4.6%
Bank of America Corp.(a)	33,619	974,951
Citizens Financial Group, Inc.(a)	42,953	1,518,818
East West Bancorp, Inc.	4,890	228,705
First Republic Bank	6,638	648,201
JPMorgan Chase & Co.	37,732	4,218,438
Wells Fargo & Co.	10,687	505,709
Western Alliance Bancorp(b)	7,695	344,120

		8,438,942

Beverages — 1.3%
Keurig Dr Pepper, Inc.(a)	1,214	35,085
Molson Coors Brewing Co., Class B	1,158	64,848
Monster Beverage Corp.(b)	7,052	450,129
PepsiCo, Inc.	13,319	1,746,520

		2,296,582

Biotechnology — 4.1%
AbbVie, Inc.	19,177	1,394,551
Amgen, Inc.	12,731	2,346,069
Celgene Corp.(b)	4,692	433,729
Gilead Sciences, Inc.	35,447	2,394,799
Regeneron Pharmaceuticals, Inc.(b)	1,872	585,936
Vertex Pharmaceuticals, Inc.(b)	1,871	343,104

		7,498,188

Building Products — 0.6%
Allegion plc	10,049	1,110,917
AO Smith Corp.	724	34,144

		1,145,061

Capital Markets — 2.4%
Charles Schwab Corp. (The)	58,871	2,366,026
Evercore, Inc., Class A	1,579	139,852
FactSet Research Systems, Inc.(a)	769	220,365
Morgan Stanley	20,137	882,202
S&P Global, Inc.	161	36,674
TD Ameritrade Holding Corp.	13,058	651,855

		4,296,974

Chemicals — 1.9%
Air Products & Chemicals, Inc.	6,686	1,513,510
Dow, Inc.	14,976	738,466
DuPont de Nemours, Inc.	308	23,122
Ecolab, Inc.	2,760	544,934
LyondellBasell Industries NV, Class A	6,439	554,591

		3,374,623

Commercial Services & Supplies — 0.2%
ADT, Inc.	7,253	44,388
Waste Connections, Inc.	739	70,634
Waste Management, Inc.	2,468	284,733

		399,755

Security	Shares	Value

Communications Equipment — 1.3%
Ciena Corp.(b)	6,226	$256,075
Cisco Systems, Inc.	38,320	2,097,254

		2,353,329

Construction & Engineering — 0.0%
MasTec, Inc.(b)	445	22,931

Consumer Finance — 1.3%
American Express Co.	11,429	1,410,796
Discover Financial Services	11,793	915,019

		2,325,815

Containers & Packaging — 0.8%
Westrock Co.	38,205	1,393,336

Diversified Consumer Services — 0.1%
frontdoor, Inc.(b)	2,399	104,477
H&R Block, Inc.	1,891	55,406

		159,883

Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B(b)	17,159	3,657,784

Diversified Telecommunication Services — 1.7%
Verizon Communications, Inc.	53,538	3,058,626

Electric Utilities — 1.5%
Alliant Energy Corp.	2,504	122,896
Evergy, Inc.	5,729	344,599
IDACORP, Inc.	7,194	722,494
Pinnacle West Capital Corp.	9,076	853,961
Xcel Energy, Inc.	11,647	692,880

		2,736,830

Electrical Equipment — 1.3%
Generac Holdings, Inc.(b)	2,319	160,962
Hubbell, Inc.	2,332	304,093
Rockwell Automation, Inc.	11,256	1,844,070

		2,309,125

Electronic Equipment, Instruments & Components — 1.0%
CDW Corp.	5,962	661,782
National Instruments Corp.	26,281	1,103,539

		1,765,321

Energy Equipment & Services — 0.4%
Halliburton Co.	29,287	665,986

Entertainment — 0.7%
Activision Blizzard, Inc.	6,085	287,212
Electronic Arts, Inc.(b)	368	37,263
Netflix, Inc.(b)	1,247	458,048
Take-Two Interactive Software, Inc.(b)	873	99,112
Viacom, Inc., Class B	8,600	256,882
Zynga, Inc., Class A(b)	33,453	205,067

		1,343,584

Equity Real Estate Investment Trusts (REITs) — 4.0%
Equity LifeStyle Properties, Inc.	13,120	1,591,981
Outfront Media, Inc.	15,157	390,899
Park Hotels & Resorts, Inc.	28,170	776,365
Prologis, Inc.	29,965	2,400,197
RLJ Lodging Trust	24,637	437,060
Ryman Hospitality Properties, Inc.	2,905	235,566
Simon Property Group, Inc.	9,163	1,463,881

		7,295,949

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	2,026	$535,391
Performance Food Group Co.(b)	15,449	618,423
Walmart, Inc.	3,849	425,276

		1,579,090

Food Products — 2.1%
Archer-Daniels-Midland Co.	19,172	782,217
General Mills, Inc.	25,926	1,361,633
Hershey Co. (The)	9,657	1,294,328
JM Smucker Co. (The)	2,414	278,069
McCormick & Co., Inc. (Non-Voting)	392	60,764

		3,777,011

Gas Utilities — 0.3%
Southwest Gas Holdings, Inc.	5,903	529,027

Health Care Equipment & Supplies — 2.1%
Danaher Corp.	904	129,200
DexCom, Inc.(b)	692	103,689
Hill-Rom Holdings, Inc.	732	76,582
Medtronic plc	23,656	2,303,858
Stryker Corp.	5,849	1,202,437

		3,815,766

Health Care Providers & Services — 2.0%
AmerisourceBergen Corp.(a)	5,502	469,100
Anthem, Inc.	2,541	717,096
Cigna Corp.	685	107,922
CVS Health Corp.	8,775	478,150
McKesson Corp.	1,435	192,850
UnitedHealth Group, Inc.	6,829	1,666,344

		3,631,462

Health Care Technology — 0.6%
Veeva Systems, Inc., Class A(b)	6,688	1,084,192

Hotels, Restaurants & Leisure — 3.3%
Chipotle Mexican Grill, Inc.(b)	29	21,254
Darden Restaurants, Inc.	17,339	2,110,676
Domino’s Pizza, Inc.	1,874	521,497
Extended Stay America, Inc.	59,377	1,002,878
International Game Technology plc	3,217	41,725
Las Vegas Sands Corp.	19,571	1,156,450
McDonald’s Corp.	2,111	438,370
Norwegian Cruise Line Holdings Ltd.(b)	2,661	142,709
Royal Caribbean Cruises Ltd.	3,603	436,720
Yum! Brands, Inc.	2,054	227,316

		6,099,595

Household Products — 0.9%
Church & Dwight Co., Inc.(a)	13,505	986,675
Colgate-Palmolive Co.	4,925	352,975
Procter & Gamble Co. (The)	2,297	251,866

		1,591,516

Industrial Conglomerates — 0.7%
Honeywell International, Inc.	7,023	1,226,145
Roper Technologies, Inc.	214	78,380

		1,304,525

Insurance — 3.5%
Allstate Corp. (The)	10,617	1,079,643
Arthur J Gallagher & Co.	5,215	456,782
Cincinnati Financial Corp.	449	46,548
First American Financial Corp.	11,783	632,747
Lincoln National Corp.	5,511	355,184
Loews Corp.	13,198	721,534
MetLife, Inc.	4,567	226,843

Security	Shares	Value

Insurance (continued)
Prudential Financial, Inc.	22,827	$2,305,527
Travelers Cos., Inc. (The)	3,058	457,232
Unum Group	3,725	124,974

		6,407,014

Interactive Media & Services — 3.4%(b)
Alphabet, Inc., Class A	166	179,745
Alphabet, Inc., Class C	2,008	2,170,467
Facebook, Inc., Class A	18,913	3,650,209
Pinterest, Inc., Class A	7,307	198,897
Twitter, Inc.	476	16,612

		6,215,930

Internet & Direct Marketing Retail — 3.5%(b)
Amazon.com, Inc.	3,333	6,311,469
Etsy, Inc.	1,064	65,298

		6,376,767

IT Services — 6.9%
Amdocs Ltd.	665	41,290
Automatic Data Processing, Inc.	13,808	2,282,877
Booz Allen Hamilton Holding Corp.	4,726	312,908
Fidelity National Information Services, Inc.	15,524	1,904,484
First Data Corp., Class A(b)	3,594	97,290
GoDaddy, Inc., Class A(b)	15,774	1,106,546
International Business Machines Corp.	6,875	948,062
Paychex, Inc.(a)	24,451	2,012,073
Square, Inc., Class A(b)	7,509	544,628
VeriSign, Inc.(b)	5,948	1,244,084
Visa, Inc., Class A	12,016	2,085,377

		12,579,619

Machinery — 3.5%
Crane Co.	23,279	1,942,400
Cummins, Inc.	1,130	193,614
IDEX Corp.	1,847	317,943
Oshkosh Corp.	5,564	464,538
PACCAR, Inc.	31,223	2,237,440
Snap-on, Inc.(a)	6,826	1,130,659

		6,286,594

Media — 2.8%
CBS Corp. (Non-Voting), Class B	8,050	401,695
Comcast Corp., Class A	40,901	1,729,294
Fox Corp., Class A(b)	3,248	119,007
Fox Corp., Class B(b)	8,627	315,144
Interpublic Group of Cos., Inc. (The)	84,280	1,903,885
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	5,540	209,467
Sinclair Broadcast Group, Inc., Class A(a)	4,695	251,793
Sirius XM Holdings, Inc.(a)	41,853	233,540
Tribune Media Co., Class A	585	27,039

		5,190,864

Multiline Retail — 0.5%
Target Corp.	11,181	968,386

Multi-Utilities — 1.1%
Avista Corp.	2,151	95,935
Black Hills Corp.	2,917	228,022
Consolidated Edison, Inc.	11,417	1,001,042
DTE Energy Co.	5,881	752,062

		2,077,061

Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp.	3,020	213,091
Antero Midstream Corp.(a)	11,033	126,438
Cabot Oil & Gas Corp.	5,364	123,157
Chevron Corp.	12,604	1,568,442

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	40,893	$2,494,473
EOG Resources, Inc.	3,235	301,373
Exxon Mobil Corp.	3,310	253,645
Phillips 66	1,711	160,047
Suncor Energy, Inc.(a)	10,884	339,145
Valero Energy Corp.	3,645	312,049
Williams Cos., Inc. (The)	5,789	162,324

		6,054,184

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	2,606	477,185
Herbalife Nutrition Ltd.(b)	3,471	148,420
Nu Skin Enterprises, Inc., Class A	652	32,156

		657,761

Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	24,094	1,092,663
Jazz Pharmaceuticals plc(b)	851	121,319
Johnson & Johnson	31,462	4,382,027
Merck & Co., Inc.	41,692	3,495,874

		9,091,883

Professional Services — 1.2%
CoStar Group, Inc.(b)	987	546,857
Insperity, Inc.	12,758	1,558,262
TriNet Group, Inc.(b)	1,142	77,428

		2,182,547

Road & Rail — 0.8%
Landstar System, Inc.	4,454	480,987
Lyft, Inc., Class A(a)(b)	5,472	359,565
Ryder System, Inc.	2,175	126,803
Uber Technologies, Inc.(a)(b)	9,413	436,575

		1,403,930

Semiconductors & Semiconductor Equipment — 2.8%
Broadcom, Inc.	2,342	674,168
Cirrus Logic, Inc.(b)	6,432	281,078
Intel Corp.	20,146	964,389
NVIDIA Corp.	1,749	287,238
NXP Semiconductors NV	1,293	126,210
QUALCOMM, Inc.	7,584	576,915
Skyworks Solutions, Inc.	2,866	221,456
Texas Instruments, Inc.	10,260	1,177,438
Xilinx, Inc.	7,142	842,185

		5,151,077

Software — 7.1%
Adobe, Inc.(b)	6,631	1,953,824
Dropbox, Inc., Class A(b)	5,143	128,832
Intuit, Inc.	3,472	907,338
Microsoft Corp.(a)	34,918	4,677,615
Oracle Corp.	6,810	387,966
RingCentral, Inc., Class A(b)	1,916	220,187
salesforce.com, Inc.(b)	17,431	2,644,806
ServiceNow, Inc.(b)	5,416	1,487,071
Tableau Software, Inc., Class A(b)	474	78,693
Workday, Inc., Class A(b)	2,225	457,416

		12,943,748

Specialty Retail — 0.7%
Advance Auto Parts, Inc.	3,646	561,994
AutoZone, Inc.(b)	128	140,732
Home Depot, Inc. (The)	838	174,279
O’Reilly Automotive, Inc.(b)	558	206,081
Penske Automotive Group, Inc.(a)	1,253	59,267
TJX Cos., Inc. (The)	322	17,027

Security	Shares	Value

Specialty Retail (continued)
Ulta Beauty, Inc.(b)	282	$97,823

		1,257,203

Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	22,894	4,531,180
Dell Technologies, Inc., Class C(b)	13,510	686,308
HP, Inc.	33,710	700,831

		5,918,319

Textiles, Apparel & Luxury Goods — 1.1%
Lululemon Athletica, Inc.(b)	4,480	807,341
NIKE, Inc., Class B	13,237	1,111,246

		1,918,587

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.(b)	3,568	167,660

Tobacco — 0.3%
Philip Morris International, Inc.	6,749	529,999

Water Utilities — 1.2%
American Water Works Co., Inc.	18,195	2,110,620

Total Common Stocks — 98.7% (Cost: $166,892,544)		179,653,681

Total Long-Term Investments — 98.7% (Cost: $166,892,544)		179,653,681

Short-Term Securities — 4.9%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	1,544,921	1,544,921
SL Liquidity Series, LLC, Money Market Series, 2.55%(d)	7,382,555	7,384,769

Total Short-Term Securities — 4.9% (Cost: $8,929,690)		8,929,690

Total Investments — 103.6% (Cost: $175,822,234)		188,583,371

Liabilities in Excess of Other Assets — (3.6)%		(6,470,533)

Net Assets — 100.0%		$182,112,838

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Core Portfolio

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,878,651	(333,730)	1,544,921	$1,544,921	$18,641		$—	$—
SL Liquidity Series, LLC, Money Market Series	4,227,706	3,154,849	7,382,555	7,384,769	10,518	(b)	2,538	257

				$8,929,690	$29,159		$2,538	$257

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Core Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	18	09/20/19	$2,650	$27,771

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$27,771	$—	$—	$—	$27,771

(a)

Net cumulative unrealized appreciation (depreciation) on futures, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$236,229	$—	$—	$—	$236,229

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	53,685	—	—	—	53,685

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$ 2,318,120

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$179,653,681	$—	$—	$179,653,681
Short-Term Securities	1,544,921	—	—	1,544,921

Subtotal	$181,198,602	$—	$—	$181,198,602

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Core Portfolio

	Level 1	Level 2	Level 3	Total
Investments valued at NAV (b)				7,384,769

Total Investments				$188,583,371

Derivative Financial Instruments (c)
Assets:
Equity contracts	$27,771	$—	$—	$27,771

(a)	See above Schedule of Investments for values in each industry. Investments categorized as Level 1 are included in industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 3.7%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 2.53%, 05/25/37(a)	USD	50	$13,743
Ajax Mortgage Loan Trust(b):
Series 2017-D, Class A, 3.75%, 12/25/57		148	152,096
Series 2018-B, Class A, 3.75%, 02/26/57(c)		143	142,778
Series 2018-D, Class A, 3.75%, 08/25/58(c)(d)		159	158,325
Series 2018-E, Class A, 4.38%, 06/25/58(d)		98	99,431
Series 2018-F, Class A, 4.38%, 11/25/58(c)(d)		367	369,505
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		225	225,398
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		100	98,210
Series 2018-G, Class C, 5.25%, 06/25/57(c)		100	92,318
Series 2019-A, Class A, 3.75%, 08/25/57(d)		228	228,919
Series 2019-B, Class A, 3.75%, 01/25/59(d)		382	384,405
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.67%, 10/21/28(a)(b)		250	249,743
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 4.05%, 01/15/30		250	246,463
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.45%, 01/15/30		250	242,824
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.87%, 07/15/30(a)(b)		250	249,500
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.68%, 04/15/31(a)(b)		500	497,054
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 3.38%, 12/15/27(a)(b)		100	99,931
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 3.38%, 08/15/27(a)(b)		250	249,928
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 2.88%, 05/25/35(a)		82	71,041
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.57%, 07/17/26(a)(b)		185	184,988
Avery Point VI CLO Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.62%, 08/05/27(a)(b)		250	249,751
B2R Mortgage Trust(b):
Series 2015-1, Class A1, 2.52%, 05/15/48		10	10,089
Series 2015-2, Class A, 3.34%, 11/15/48		44	44,384
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.54%, 07/20/29(a)(b)		250	248,549
Battalion CLO X Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.78%, 01/24/29(a)(b)		300	300,091
BCMSC Trust(d):
Series 2000-A, Class A2, 7.58%, 06/15/30		53	18,149
Series 2000-A, Class A3, 7.83%, 06/15/30		49	17,408
Series 2000-A, Class A4, 8.29%, 06/15/30		35	13,266
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 3.79%, 12/15/35(a)(b)		100	100,219
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2004-HE7, Class M2, (LIBOR USD 1 Month + 1.73%), 4.13%, 08/25/34		3	3,189
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 2.57%, 09/25/36		168	196,356
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 2.56%, 01/25/37		46	44,842

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 2.54%, 03/25/37	USD	26	$25,353
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 2.54%, 03/25/37		50	52,428
Series 2007-HE3, Class 1A3, (LIBOR USD 1 Month + 0.25%), 2.65%, 04/25/37		86	90,899
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.60%, 01/25/36(a)		5	5,303
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.84%, 10/18/29(a)(b)		250	249,525
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 3.56%, 04/17/31		250	246,505
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.18%, 07/28/28		250	249,898
Carlyle US CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.78%, 01/15/30(a)(b)		250	249,259
Carrington Mortgage Loan Trust(a):
Series 2006-FRE2, Class A2, (LIBOR USD 1 Month + 0.12%), 2.52%, 10/25/36		65	50,549
Series 2006-FRE2, Class A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36		54	42,247
Series 2006-NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36		83	76,622
C-BASS Trust, Series 2007-CB1, Class AF4, 3.57%, 01/25/37(e)		71	31,109
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.68%, 10/20/28(a)(b)		250	249,857
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.84%, 10/17/30(a)(b)		250	249,799
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.67%, 10/15/26(a)(b)		250	250,042
CIFC Funding Ltd.(a)(b):
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.35%, 07/16/30		250	249,264
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.72%, 10/17/30		250	249,592
Citigroup Mortgage Loan Trust(a):
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 2.60%, 05/25/37		209	154,199
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 2.67%, 05/25/37		95	70,594
Conseco Finance Corp.:
Series 1998-8, Class A1, 6.28%, 09/01/30		21	22,481
Series 1998-8, Class M1, 6.98%, 09/01/30(d)		58	51,580
Series 2001-D, Class B1, (LIBOR USD 1 Month + 2.50%), 4.89%, 11/15/32(a)		108	105,385
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)		31	13,698
Series 2000-4, Class A5, 7.97%, 05/01/32		95	39,952
Series 2000-4, Class A6, 8.31%, 05/01/32(d)		42	18,683
Series 2000-5, Class A6, 7.96%, 05/01/31		39	22,140
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 12/25/35(a)		43	42,896
Series 2006-S3, Class A4, 6.66%, 01/25/29(e)		16	17,871
Series 2006-SPS1, Class A, (LIBOR USD 1 Month + 0.22%), 2.62%, 12/25/25(a)		3	2,973

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31(d)	USD	30	$32,052
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(e)		100	102,812
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 6.05%, 05/25/36(e)		39	39,521
CWHEQ Home Equity Loan Trust, Series 2006-S5, Class A5, 6.16%, 06/25/35		17	18,323
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.69%, 12/15/33		28	26,725
Series 2006-RES, Class 5B1A, (LIBOR USD 1 Month + 0.19%), 2.58%, 05/15/35		127	119,355
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.57%, 05/15/35		16	15,531
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.54%, 11/15/36		29	23,670
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)		278	292,044
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.72%, 01/15/31(a)(b)		280	279,939
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, (LIBOR USD 1 Month + 0.40%), 2.80%, 01/25/36(a)		41	23,740
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.49%, 04/15/27(a)(b)		250	250,093
GSAMP Trust(a):
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 2.60%, 01/25/47		29	17,617
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 4.65%, 02/25/47		25	25,764
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.66%, 07/25/27(a)(b)		250	249,681
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.55%, 05/25/37(a)		40	33,247
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A3, (LIBOR USD 1 Month + 0.20%), 2.60%, 07/25/37(a)		75	51,121
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		163	50,826
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 3.11%, 04/15/36(a)		37	34,492
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.73%, 10/19/28(a)(b)		250	249,741
Invitation Homes Trust, Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.39%, 07/17/37(a)(b)		100	100,156
IXIS Real Estate Capital Trust, Series 2007- HE1, Class A4, (LIBOR USD 1 Month + 0.23%), 2.63%, 05/25/37(a)		694	242,717
Legacy Mortgage Asset Trust(b):
Series 2019-GS2, Class A1, 3.75%, 01/25/59(e)		39	38,655
Series 2019-SL1, Class A, 4.00%, 12/28/54(d)		156	156,563

Security	Par (000)		Value

Asset-Backed Securities (continued)
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(d)	USD	124	$131,369
Series 2002-A, Class C, 0.00%, 06/15/33		8	6,590
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 12/22/25(b)		204	203,273
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)		108	107,265
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.52%, 05/15/28(a)(b)		100	100,000
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 1A, (LIBOR USD 1 Month + 0.18%), 2.58%, 03/25/46		95	75,823
Series 2006-5, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.55%, 06/25/36		27	15,086
Series 2006-7, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 08/25/36		17	8,887
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.51%, 10/25/36		22	9,235
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.62%, 11/25/36		15	6,873
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.78%, 10/21/30(a)(b)		250	249,529
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (LIBOR USD 1 Month + 0.24%), 2.64%, 05/25/37(a)		24	18,294
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, (LIBOR USD 1 Month + 0.60%), 3.00%, 12/25/34		78	78,249
Series 2007-NC1, Class A1, (LIBOR USD 1 Month + 0.13%), 2.53%, 11/25/36		195	116,226
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (LIBOR USD 1 Month + 0.32%), 2.72%, 07/25/37(a)		19	18,018
MP CLO VIII Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 3.49%, 10/28/27(a)(b)		250	249,598
Navient Private Education Loan Trust, Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 4.14%, 10/17/44(a)(b)		250	251,568
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 09/15/31(d)		13	10,501
OCP CLO Ltd., Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.72%, 10/18/28(a)(b)		100	99,883
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.19%), 3.78%, 01/20/31(a)(b)		250	249,230
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 3.61%, 07/17/30(a)(b)		305	301,373
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.73%, 03/20/25(a)(b)		210	209,515
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.56%, 05/23/31(a)(b)		285	282,525
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.61%, 03/25/37(a)		40	27,562
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		41	39,304

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)	USD 49	$46,900
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)	183	185,779
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 3.59%, 10/15/37(a)(b)(c)	33	32,868
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)	30	28,673
OZLM Funding III Ltd., Series 2013-3A, Class BR, (LIBOR USD 3 Month + 3.00%), 5.59%, 01/22/29(a)(b)	250	249,914
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.84%, 10/22/30(a)(b)	495	493,502
OZLM XXI Ltd., Series 2017-21A, Class B, (LIBOR USD 3 Month + 1.90%), 4.49%, 01/20/31(a)(b)	250	241,759
Parallel Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 3.44%, 07/20/27(a)(b)	250	249,715
PRPM LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(b)(e)	18	18,600
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.67%, 07/20/28(a)(b)	250	249,545
Rockford Tower CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 4.40%, 04/15/29(a)(b)	250	249,541
Scholar Funding Trust, Series 2013-A, Class A, (LIBOR USD 1 Month + 0.65%), 3.05%, 01/30/45(a)(b)	196	193,539
Securitized Asset-Backed Receivables LLC Trust, Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 2.59%, 11/25/36(a)(b)	42	24,562
SG Mortgage Securities Trust, Series 2006- FRE2, Class A2C, (LIBOR USD 1 Month + 0.16%), 2.56%, 07/25/36(a)	17	5,343
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.83%, 07/20/30(a)(b)	250	249,869
SLM Private Credit Student Loan Trust(a):
Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.74%, 03/15/24	116	115,247
Series 2005-A, Class A3, (LIBOR USD 3 Month + 0.20%), 2.61%, 06/15/23	37	37,135
Sound Point CLO XIV Ltd., Series 2016-3A, Class C, (LIBOR USD 3 Month + 2.65%), 5.24%, 01/23/29(a)(b)	250	250,064
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, (LIBOR USD 1 Month + 1.50%), 3.90%, 09/25/34(a)	44	43,641
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004- 23XS, Class 2A1, (LIBOR USD 1 Month + 0.30%), 2.70%, 01/25/35(a)	54	53,164
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.63%, 10/15/25(a)(b)	310	309,775
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.48%, 04/15/28(a)(b)	250	248,975
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 3.73%, 11/18/30(a)(b)	250	250,120

Security	Par (000)	Value

Asset-Backed Securities (continued)
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (LIBOR USD 1 Month + 1.00%), 3.40%, 05/25/58(a)(b)	USD 93	$94,015
Venture 35 CLO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 3.74%, 10/22/31(a)(b)	250	249,703
Vericrest Opportunity Loan Trust, Series 2019- NPL3, Class A1, 3.97%, 03/25/49(b)(e)	137	138,098
Voya CLO Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.17%), 3.81%, 04/15/29(a)(b)	225	225,185
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 2.53%, 07/25/37(a)(b)	61	57,133
Washington Mutual Asset-Backed CertificatesTrust, Series 2007-HE2, Class 2A2, (LIBOR USD 1 Month + 0.22%), 2.62%, 02/25/37(a)	92	39,811
West CLO Ltd., Series 2013-1A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 3.73%, 11/07/25(a)(b)	16	15,673

Total Asset-Backed Securities — 3.7% (Cost: $18,497,301)		18,471,605

	shares

Common Stocks — 59.6%

Aerospace & Defense — 1.3%
Curtiss-Wright Corp.	5,464	694,638
Harris Corp.	8,845	1,672,855
Lockheed Martin Corp.	7,373	2,680,381
Raytheon Co.	8,691	1,511,191
United Technologies Corp.	1	130

		6,559,195

Auto Components — 0.0%
Dana, Inc.	5,939	118,424

Automobiles — 0.0%
Thor Industries, Inc.(f)	2,132	124,615

Banks — 2.8%
Bank of America Corp.(f)	49,063	1,422,827
Citizens Financial Group, Inc.	73,564	2,601,223
East West Bancorp, Inc.(f)	8,275	387,022
First Republic Bank(f)	11,537	1,126,588
JPMorgan Chase & Co.	62,703	7,010,195
Wells Fargo & Co.	13,717	649,089
Western Alliance Bancorp(f)(g)	13,304	594,955

		13,791,899

Beverages — 0.8%
Keurig Dr Pepper, Inc.(f)	1,914	55,315
Molson Coors Brewing Co., Class B	1,862	104,272
Monster Beverage Corp.(g)	11,141	711,130
PepsiCo, Inc.	22,426	2,940,721

		3,811,438

Biotechnology — 2.5%
AbbVie, Inc.	31,828	2,314,532
Amgen, Inc.	20,808	3,834,498
Celgene Corp.(g)	7,597	702,267
Gilead Sciences, Inc.	58,897	3,979,082
Regeneron Pharmaceuticals, Inc.(g)	3,138	982,194

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Vertex Pharmaceuticals, Inc.(g)	2,982	$546,839

		12,359,412

Building Products — 0.4%
Allegion plc(f)	16,456	1,819,211
AO Smith Corp.	963	45,415

		1,864,626

Capital Markets — 1.4%
Charles Schwab Corp. (The)	96,372	3,873,191
Evercore, Inc., Class A	2,894	256,322
FactSet Research Systems, Inc.(f)	1,022	292,864
Morgan Stanley	31,142	1,364,331
S&P Global, Inc.	141	32,118
TD Ameritrade Holding Corp.	20,487	1,022,711

		6,841,537

Chemicals — 1.1%
Air Products & Chemicals, Inc.	10,169	2,301,957
Dow, Inc.	25,233	1,244,239
DuPont de Nemours, Inc.	1,079	81,001
Ecolab, Inc.	3,785	747,310
LyondellBasell Industries NV, Class A	11,079	954,234

		5,328,741

Commercial Services & Supplies — 0.2%
ADT, Inc.	12,255	75,001
Waste Connections, Inc.	2,001	191,255
Waste Management, Inc.(f)	4,167	480,747

		747,003

Communications Equipment — 0.8%
Ciena Corp.(g)	11,310	465,180
Cisco Systems, Inc.	64,614	3,536,324

		4,001,504

Construction & Engineering — 0.0%
MasTec, Inc.(g)	755	38,905

Consumer Finance — 0.8%
American Express Co.	19,755	2,438,557
Discover Financial Services	18,068	1,401,896

		3,840,453

Containers & Packaging — 0.5%
Westrock Co.(f)	61,167	2,230,760

Diversified Consumer Services — 0.1%
frontdoor, Inc.(g)	4,921	214,310
H&R Block, Inc.(f)	1,254	36,742

		251,052

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(g)	27,748	5,915,041

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	87,607	5,004,988

Electric Utilities — 0.9%
Alliant Energy Corp.	3,929	192,835
Evergy, Inc.	11,346	682,462
IDACORP, Inc.	10,971	1,101,818
Pinnacle West Capital Corp.	13,176	1,239,730
Xcel Energy, Inc.	20,255	1,204,970

		4,421,815

Electrical Equipment — 0.8%
Generac Holdings, Inc.(f)(g)	4,029	279,653
Hubbell, Inc.	3,895	507,908

Security	Shares	Value

Electrical Equipment (continued)
Rockwell Automation, Inc.(f)	18,569	$3,042,159

		3,829,720

Electronic Equipment, Instruments & Components — 0.5%
CDW Corp.	7,896	876,456
National Instruments Corp.	43,389	1,821,904

		2,698,360

Energy Equipment & Services — 0.2%
Halliburton Co.	49,848	1,133,543

Entertainment — 0.4%
Activision Blizzard, Inc.	9,582	452,270
Electronic Arts, Inc.(g)	453	45,871
Netflix, Inc.(g)	2,050	753,006
Take-Two Interactive Software, Inc.(g)	1,192	135,328
Viacom, Inc., Class B	14,710	439,388
Zynga, Inc., Class A(g)	55,743	341,704

		2,167,567

Equity Real Estate Investment Trusts (REITs) — 2.4%
Equity LifeStyle Properties, Inc.	21,870	2,653,706
Outfront Media, Inc.	24,963	643,796
Park Hotels & Resorts, Inc.	45,046	1,241,468
Prologis, Inc.	46,504	3,724,970
RLJ Lodging Trust	41,520	736,565
Ryman Hospitality Properties, Inc.	4,773	387,042
Simon Property Group, Inc.	15,084	2,409,820

		11,797,367

Food & Staples Retailing — 0.5%
Costco Wholesale Corp.	3,184	841,404
Performance Food Group Co.(g)	24,429	977,893
Walmart, Inc.	7,273	803,593

		2,622,890

Food Products — 1.2%
Archer-Daniels-Midland Co.	30,429	1,241,503
General Mills, Inc.	42,814	2,248,591
Hershey Co. (The)	15,293	2,049,721
JM Smucker Co. (The)	4,026	463,755
McCormick & Co., Inc. (Non-Voting)	661	102,462

		6,106,032

Gas Utilities — 0.2%
Southwest Gas Holdings, Inc.	9,522	853,362

Health Care Equipment & Supplies — 1.3%
Danaher Corp.	1,937	276,836
DexCom, Inc.(g)	1,163	174,264
Medtronic plc	39,557	3,852,456
Stryker Corp.(f)	9,324	1,916,828

		6,220,384

Health Care Providers & Services — 1.2%
AmerisourceBergen Corp.	9,186	783,198
Anthem, Inc.	4,108	1,159,319
Cigna Corp.	1,150	181,182
CVS Health Corp.	14,089	767,710
McKesson Corp.	2,538	341,082
UnitedHealth Group, Inc.	11,362	2,772,442

		6,004,933

Health Care Technology — 0.3%
Veeva Systems, Inc., Class A(g)	9,662	1,566,307

Hotels, Restaurants & Leisure — 2.0%
Chipotle Mexican Grill, Inc.(g)	63	46,172
Darden Restaurants, Inc.	28,556	3,476,122

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Domino’s Pizza, Inc.	3,076	$855,989
Extended Stay America, Inc.	96,723	1,633,652
International Game Technology plc	4,837	62,736
Las Vegas Sands Corp.	32,066	1,894,780
McDonald’s Corp.	3,684	765,019
Norwegian Cruise Line Holdings Ltd.(g)	4,934	264,610
Royal Caribbean Cruises Ltd.	5,840	707,866
Yum! Brands, Inc.	3,318	367,203

		10,074,149

Household Products — 0.5%
Church & Dwight Co., Inc.(f)	22,458	1,640,782
Colgate-Palmolive Co.	7,955	570,135
Procter & Gamble Co. (The)	3,122	342,327

		2,553,244

Industrial Conglomerates — 0.4%
Honeywell International, Inc.	11,054	1,929,918
Roper Technologies, Inc.	297	108,779

		2,038,697

Insurance — 2.1%
Allstate Corp. (The)	18,255	1,856,351
Arthur J Gallagher & Co.	7,938	695,289
Cincinnati Financial Corp.	900	93,303
First American Financial Corp.	18,458	991,195
Lincoln National Corp.	9,272	597,580
Loews Corp.	23,551	1,287,533
MetLife, Inc.	7,046	349,975
Prudential Financial, Inc.	37,351	3,772,451
Travelers Cos., Inc. (The)(f)	5,138	768,234
Unum Group	4,566	153,189

		10,565,100

Interactive Media & Services — 2.1%(g)
Alphabet, Inc., Class A	270	292,356
Alphabet, Inc., Class C	3,260	3,523,767
Facebook, Inc., Class A	31,096	6,001,528
Pinterest, Inc., Class A(f)	12,742	346,837
Twitter, Inc.	902	31,480

		10,195,968

Internet & Direct Marketing Retail — 2.1%(g)
Amazon.com, Inc.	5,374	10,176,366
Etsy, Inc.	1,199	73,583

		10,249,949

IT Services — 4.1%
Automatic Data Processing, Inc.	22,104	3,654,454
Booz Allen Hamilton Holding Corp.	5,032	333,169
Fidelity National Information Services, Inc.	25,718	3,155,084
First Data Corp., Class A(g)	5,879	159,145
GoDaddy, Inc., Class A(g)	25,543	1,791,841
International Business Machines Corp.	11,735	1,618,257
Paychex, Inc.(f)	37,996	3,126,691
Square, Inc., Class A(g)	12,599	913,805
VeriSign, Inc.(g)	8,845	1,850,020
Visa, Inc., Class A	20,092	3,486,967

		20,089,433

Machinery — 2.1%
Crane Co.	38,679	3,227,376
Cummins, Inc.	1,705	292,135
IDEX Corp.	3,276	563,930
Oshkosh Corp.	8,730	728,868
PACCAR, Inc.	50,554	3,622,699

Security	Shares	Value

Machinery (continued)
Snap-on, Inc.(f)	11,003	$1,822,537

		10,257,545

Media — 1.7%
CBS Corp. (Non-Voting), Class B	13,118	654,588
Comcast Corp., Class A	67,649	2,860,200
Fox Corp., Class A(g)	4,770	174,773
Fox Corp., Class B(f)(g)	14,165	517,447
Interpublic Group of Cos., Inc. (The)	131,352	2,967,242
Liberty Media Corp.-Liberty SiriusXM, Class A(g)	8,230	311,176
Sinclair Broadcast Group, Inc., Class A(f)	7,536	404,156
Sirius XM Holdings, Inc.(f)	65,194	363,783
Tribune Media Co., Class A	938	43,354

		8,296,719

Multiline Retail — 0.3%
Target Corp.	16,365	1,417,373

Multi-Utilities — 0.7%
Avista Corp.	4,637	206,810
Black Hills Corp.	4,960	387,723
Consolidated Edison, Inc.	20,263	1,776,660
DTE Energy Co.	9,700	1,240,436

		3,611,629

Oil, Gas & Consumable Fuels — 2.0%
Anadarko Petroleum Corp.	4,929	347,790
Antero Midstream Corp.(f)	17,712	202,979
Cabot Oil & Gas Corp.	7,380	169,445
Chevron Corp.	20,363	2,533,972
ConocoPhillips	66,580	4,061,380
EOG Resources, Inc.	5,012	466,918
Exxon Mobil Corp.	5,417	415,105
Phillips 66	2,673	250,032
Suncor Energy, Inc.	18,889	588,581
Valero Energy Corp.	5,219	446,799
Williams Cos., Inc. (The)	10,448	292,962

		9,775,963

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	4,350	796,529
Herbalife Nutrition Ltd.(g)	4,575	195,627
Nu Skin Enterprises, Inc., Class A	851	41,971

		1,034,127

Pharmaceuticals — 3.0%
Bristol-Myers Squibb Co.(f)	38,747	1,757,176
Jazz Pharmaceuticals plc(g)	1,168	166,510
Johnson & Johnson	51,536	7,177,934
Merck & Co., Inc.	67,061	5,623,065

		14,724,685

Professional Services — 0.7%
CoStar Group, Inc.(g)	1,610	892,036
Insperity, Inc.	20,627	2,519,382
TriNet Group, Inc.(g)	1,390	94,242

		3,505,660

Road & Rail — 0.5%
Landstar System, Inc.(f)	6,757	729,688
Lyft, Inc., Class A(f)(g)	9,160	601,904
Ryder System, Inc.	3,173	184,986
Uber Technologies, Inc.(f)(g)	15,074	699,132

		2,215,710

Semiconductors & Semiconductor Equipment — 1.9%
Broadcom, Inc.	3,857	1,110,276
Cirrus Logic, Inc.(g)	19,816	865,959

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	32,969	$1,578,226
NVIDIA Corp.	2,780	456,559
NXP Semiconductors NV	2,204	215,132
QUALCOMM, Inc.	11,296	859,287
Skyworks Solutions, Inc.	12,484	964,639
Texas Instruments, Inc.	16,993	1,950,117
Xilinx, Inc.	11,555	1,362,566

		9,362,761

Software — 4.3%
Adobe, Inc.(g)	10,995	3,239,677
Dropbox, Inc., Class A(g)	8,121	203,431
Intuit, Inc.	5,615	1,467,368
Microsoft Corp.	58,017	7,771,957
Oracle Corp.	9,918	565,028
RingCentral, Inc., Class A(g)	3,159	363,032
salesforce.com, Inc.(g)	28,594	4,338,568
ServiceNow, Inc.(g)	8,887	2,440,104
Tableau Software, Inc., Class A(g)	775	128,666
Workday, Inc., Class A(g)	3,823	785,932

		21,303,763

Specialty Retail — 0.4%
Advance Auto Parts, Inc.	5,887	907,422
AutoZone, Inc.(g)	237	260,575
Home Depot, Inc. (The)	1,156	240,413
O’Reilly Automotive, Inc.(g)	890	328,695
Penske Automotive Group, Inc.(f)	2,676	126,575
TJX Cos., Inc. (The)	606	32,045
Ulta Beauty, Inc.(g)	410	142,225

		2,037,950

Technology Hardware, Storage & Peripherals — 2.0%
Apple, Inc.	37,551	7,432,094
Dell Technologies, Inc., Class C(g)	21,385	1,086,358
HP, Inc.	54,476	1,132,556

		9,651,008

Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica, Inc.(g)	7,518	1,354,819
NIKE, Inc., Class B	22,180	1,862,011

		3,216,830

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.(g)	5,964	280,248

Tobacco — 0.2%
British American Tobacco plc, ADR	1	35
Philip Morris International, Inc.	11,004	864,144

		864,179

Water Utilities — 0.7%
American Water Works Co., Inc.	28,727	3,332,332

Total Common Stocks — 59.6% (Cost: $273,561,273)		292,906,895

	Par (000)

Corporate Bonds — 12.9%

Aerospace & Defense — 0.6%
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20	18	18,070
3.85%, 12/15/25	90	94,079
4.75%, 10/07/44	8	8,872
Boeing Co. (The):
3.60%, 05/01/34	35	36,495

Security	Par (000)	Value

Aerospace & Defense (continued)
3.38%, 06/15/46	USD 15	$14,344
3.83%, 03/01/59	20	20,033
General Dynamics Corp., 3.75%, 05/15/28	55	60,201
Harris Corp.:
2.70%, 04/27/20	39	39,040
4.40%, 06/15/28	150	163,898
5.05%, 04/27/45	55	64,497
L3 Technologies, Inc.:
3.85%, 06/15/23	210	219,117
3.85%, 12/15/26	105	109,909
4.40%, 06/15/28	15	16,382
Lockheed Martin Corp.:
3.55%, 01/15/26	43	45,701
3.60%, 03/01/35	272	283,632
4.50%, 05/15/36	27	30,980
4.07%, 12/15/42	99	109,527
3.80%, 03/01/45	25	26,610
Northrop Grumman Corp.:
2.93%, 01/15/25	150	152,774
3.25%, 01/15/28	143	146,794
4.75%, 06/01/43	8	9,249
3.85%, 04/15/45	43	44,314
4.03%, 10/15/47	70	74,673
Raytheon Co.:
7.20%, 08/15/27	20	26,180
7.00%, 11/01/28	89	115,965
4.70%, 12/15/41	38	44,292
4.20%, 12/15/44	20	21,976
Textron, Inc.:
3.65%, 03/15/27	35	35,849
3.90%, 09/17/29	72	75,081
United Technologies Corp.:
1.95%, 11/01/21	200	198,389
4.13%, 11/16/28	161	176,875
5.40%, 05/01/35	22	26,607
6.13%, 07/15/38	65	86,206
4.50%, 06/01/42	154	174,228

		2,770,839

Air Freight & Logistics — 0.1%
FedEx Corp.:
3.90%, 02/01/35	30	30,157
3.88%, 08/01/42	170	159,665
United Parcel Service, Inc., 3.40%, 03/15/29	65	68,717

		258,539

Airlines — 0.2%
Air Canada Pass-Through Trust(b):
Series 2015-2, Class B, 5.00%, 12/15/23	22	22,548
Series 2017-1, Class AA, 3.30%, 01/15/30	19	19,639
American Airlines Group, Inc., 4.63%, 03/01/20(b)	91	91,569
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 10/01/22	1	1,240
Series 2015-1, Class B, 3.70%, 05/01/23	13	12,852
Series 2015-2, Class B, 4.40%, 09/22/23	97	99,967
Series 2016-1, Class B, 5.25%, 01/15/24	63	66,275
Series 2017-1, Class B, 4.95%, 02/15/25	23	24,374
Series 2017-2, Class B, 3.70%, 10/15/25	22	22,384
Series 2016-3, Class B, 3.75%, 10/15/25	1	873
Series 2015-2, Class AA, 3.60%, 09/22/27	15	15,060
Series 2016-2, Class AA, 3.20%, 06/15/28	32	31,815
Series 2016-3, Class AA, 3.00%, 10/15/28	49	49,225
Series 2017-1, Class AA, 3.65%, 02/15/29	23	24,253
Series 2017-2, Class AA, 3.35%, 10/15/29	23	22,942

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Airlines (continued)
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24	USD 70	$72,495
Delta Air Lines, Inc., 2.88%, 03/13/20	338	338,411
Gol Finance, Inc., 7.00%, 01/31/25(b)	36	35,100
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)	49	44,883
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22	12	12,421
Series 2014-2, Class B, 4.63%, 09/03/22	7	7,613
Series 2016-2, Class B, 3.65%, 10/07/25	5	5,247
Series 2016-1, Class B, 3.65%, 01/07/26	2	1,744
Series 2018-1, Class B, 4.60%, 03/01/26	24	25,070
Series 2015-1, Class AA, 3.45%, 12/01/27	14	14,032
Series 2016-1, Class AA, 3.10%, 07/07/28	5	4,626
Series 2016-2, Class AA, 2.88%, 10/07/28	28	27,350
Series 2018-1, Class AA, 3.50%, 03/01/30	10	10,042
Series 2019-1, Class AA, 4.15%, 08/25/31	40	42,920
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21	3	3,705
Series 2013-1, Class B, 5.38%, 11/15/21	8	8,540

		1,159,215

Auto Components — 0.0%
Aptiv plc, 4.25%, 01/15/26	20	21,034

Automobiles — 0.2%
Daimler Finance North America LLC(b):
3.10%, 05/04/20	150	150,798
3.75%, 11/05/21	150	153,825
General Motors Co.:
6.60%, 04/01/36	35	38,745
6.25%, 10/02/43	5	5,323
6.75%, 04/01/46	10	11,286
5.40%, 04/01/48	30	29,324
Hyundai Capital America(b):
2.55%, 04/03/20	402	402,503
3.95%, 02/01/22	120	123,067

		914,871

Banks — 3.1%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)	235	235,806
Banco Santander SA, 2.71%, 06/27/24	200	200,380
Bank of America Corp.:
2.63%, 10/19/20	15	15,059
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)	230	229,749
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)	450	449,456
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)	116	118,236
3.30%, 01/11/23	40	41,231
(LIBOR USD 3 Month + 1.16%), 3.12%, 01/20/23(a)	3	3,044
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)	115	116,150
4.00%, 04/01/24	8	8,525
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(a)	80	83,045
(LIBOR USD 3 Month + 0.81%), 3.37%, 01/23/26(a)	8	8,255
4.45%, 03/03/26	188	202,785
3.50%, 04/19/26	45	47,123
(LIBOR USD 3 Month + 1.06%), 3.56%, 04/23/27(a)	6	6,263
3.25%, 10/21/27	3	3,074
Series L, 4.18%, 11/25/27	35	37,078

Security	Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(a)	USD 195	$206,417
Series FF, (LIBOR USD 3 Month + 2.93%), 5.87%(a)(h)	190	198,322
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(a)	290	304,704
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)	396	407,482
(LIBOR USD 3 Month + 1.21%), 3.97%, 02/07/30(a)	70	75,033
Bank of Montreal:
Series D, 3.10%, 04/13/21	6	6,093
1.90%, 08/27/21	3	2,981
2.90%, 03/26/22	20	20,306
Barclays plc, (LIBOR USD 3 Month + 1.61%), 3.93%, 05/07/25(a)	380	386,740
BNP Paribas SA(b):
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(h)	200	211,750
3.50%, 03/01/23	200	205,733
(USD Swap Semi 5 Year + 5.15%), 7.38%(a)(h)	200	222,250
Citibank NA:
(LIBOR USD 3 Month + 0.53%), 3.16%, 02/19/22(a)	250	253,130
3.65%, 01/23/24	500	526,446
Citigroup, Inc.:
2.50%, 07/29/19	285	285,029
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(a)	20	20,659
4.40%, 06/10/25	53	56,564
4.45%, 09/29/27	88	94,812
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)	203	214,767
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(a)	220	229,595
(LIBOR USD 3 Month + 1.17%), 3.88%, 01/24/39(a)	1	1,038
4.65%, 07/23/48	1	1,163
Citizens Bank NA, 2.25%, 03/02/20	277	276,753
Cooperatieve Rabobank UA, (LIBOR USD 3 Month + 10.87%), 11.00%(a)(b)(h)	270	—
Credit Agricole SA, (USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(h)	200	231,297
Danske Bank A/S, 5.38%, 01/12/24(b)	200	216,174
Fifth Third Bancorp, 3.65%, 01/25/24	40	42,032
HSBC Holdings plc(a):
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24	259	270,964
(USD Swap Rate 5 Year + 3.75%), 6.00%(h)	200	204,500
(LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/28.	220	231,101
HSBC USA, Inc., 2.35%, 03/05/20	270	270,011
ING Groep NV, 4.10%, 10/02/23	400	422,553
JPMorgan Chase & Co.:
2.55%, 03/01/21	100	100,349
4.63%, 05/10/21	63	65,583
4.35%, 08/15/21	140	145,624
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)	15	15,330
2.97%, 01/15/23	85	86,234
3.20%, 01/25/23	35	35,915
(LIBOR USD 3 Month + 0.70%), 3.21%, 04/01/23(a)	390	398,029
2.70%, 05/18/23	38	38,390

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)	USD 30	$31,103
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)	119	124,802
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)	348	369,851
4.13%, 12/15/26	25	26,739
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)	345	365,738
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)	360	374,724
(LIBOR USD 3 Month + 0.95%), 3.51%, 01/23/29(a)	18	18,713
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)	160	174,938
(LIBOR USD 3 Month + 1.33%), 4.45%, 12/05/29(a)	2	2,230
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)	32	33,543
KeyBank NA, 3.38%, 03/07/23	250	259,120
KeyCorp, 4.15%, 10/29/25	45	48,751
Lloyds Banking Group plc, 3.75%, 01/11/27	200	203,631
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21	60	61,349
2.67%, 07/25/22	4	4,011
3.46%, 03/02/23	360	370,115
3.76%, 07/26/23	45	47,055
3.29%, 07/25/27	29	29,957
4.05%, 09/11/28	35	38,382
Mizuho Financial Group, Inc.:
2.63%, 04/12/21(b)	200	200,625
2.95%, 02/28/22	272	275,124
Nordea Bank Abp(b):
2.13%, 05/29/20	205	204,562
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(a)(h)	200	211,000
Royal Bank of Scotland Group plc, (LIBOR USD 3 Month + 1.55%), 4.52%, 06/25/24(a)	200	208,307
Santander UK Group Holdings plc, 2.88%, 08/05/21	215	215,123
Santander UK plc, 5.00%, 11/07/23(b)	200	210,930
Standard Chartered plc, (LIBOR USD 3 Month + 1.15%), 4.25%, 01/20/23(a)(b)	265	273,406
Sumitomo Mitsui Trust Bank Ltd., 1.95%, 09/19/19(b)	235	234,734
SunTrust Banks, Inc., 2.80%, 05/17/22	60	60,764
Toronto-Dominion Bank (The), 3.50%, 07/19/23	45	47,210
UBS Group Funding Switzerland AG(b):
2.95%, 09/24/20	335	337,227
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)	235	237,055
US Bancorp, 2.95%, 07/15/22	60	61,265
Washington Mutual Escrow Bonds(c)(g)(i):
0.00%, 11/06/09	100	—
0.00%, 09/29/17	400	—
Wells Fargo & Co.:
2.60%, 07/22/20	42	42,138
2.55%, 12/07/20	90	90,252
2.50%, 03/04/21	180	180,392
3.50%, 03/08/22	42	43,214
2.63%, 07/22/22	151	152,090
3.75%, 01/24/24	316	332,230
3.00%, 04/22/26	70	70,766

Security	Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)	USD 160	$167,052

		15,227,330

Beverages — 0.2%
Anheuser-Busch Cos. LLC:
4.70%, 02/01/36	345	378,455
4.90%, 02/01/46	88	97,982
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29	330	374,618
Keurig Dr Pepper, Inc., 3.55%, 05/25/21	40	40,862
PepsiCo, Inc.:
3.45%, 10/06/46	55	56,551
4.00%, 05/02/47	40	45,040

		993,508

Biotechnology — 0.2%
AbbVie, Inc.:
2.30%, 05/14/21	50	49,698
4.50%, 05/14/35	175	180,529
Amgen, Inc., 4.40%, 05/01/45	122	129,603
Baxalta, Inc., 5.25%, 06/23/45	15	18,041
Celgene Corp.:
3.95%, 10/15/20	10	10,197
3.25%, 08/15/22	60	61,628
3.55%, 08/15/22	60	62,131
2.75%, 02/15/23	170	171,508
Gilead Sciences, Inc.:
3.50%, 02/01/25	120	125,916
3.65%, 03/01/26	5	5,279
4.60%, 09/01/35	50	56,279
4.00%, 09/01/36	34	35,838
4.80%, 04/01/44	16	18,179

		924,826

Building Products — 0.0%
Johnson Controls International plc:
4.63%, 07/02/44	25	25,778
5.13%, 09/14/45	3	3,277

		29,055

Capital Markets — 0.8%
Bank of New York Mellon Corp. (The)(a):
Series E, (LIBOR USD 3 Month + 3.42%), 4.95%(h)	65	66,025
(LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28	100	104,126
Charles Schwab Corp. (The), 3.20%, 03/02/27	45	46,349
CME Group, Inc., 3.75%, 06/15/28	5	5,448
Credit Suisse Group AG(a)(b):
(USD Swap Semi 5 Year + 4.60%), 7.50%(h)	200	213,614
(LIBOR USD 3 Month + 1.20%), 3.00%, 12/14/23	250	252,128
(USD Swap Semi 5 Year + 4.33%), 7.25%(h)	200	215,000
Deutsche Bank AG:
2.70%, 07/13/20	137	136,419
3.15%, 01/22/21	100	99,246
4.25%, 10/14/21	40	40,551
Goldman Sachs Group, Inc. (The):
2.55%, 10/23/19	250	250,093
2.75%, 09/15/20	71	71,296
2.35%, 11/15/21	209	208,792
(LIBOR USD 3 Month + 1.17%), 3.69%, 05/15/26(a)	40	39,440
3.85%, 01/26/27	140	146,327
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)	255	263,355

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(a)	USD 25	$26,813
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)	60	61,970
Intercontinental Exchange, Inc.:
3.75%, 12/01/25	42	44,861
3.10%, 09/15/27	4	4,101
3.75%, 09/21/28	100	107,796
4.25%, 09/21/48	15	16,732
Morgan Stanley:
2.75%, 05/19/22	235	237,465
3.70%, 10/23/24	70	73,852
6.25%, 08/09/26	100	119,997
3.63%, 01/20/27	290	304,366
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)	340	354,025
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)	127	133,241
Nuveen LLC, 4.00%, 11/01/28(b).	20	21,945
State Street Corp., 2.65%, 05/19/26	38	38,064

		3,703,437

Chemicals — 0.2%
Cydsa SAB de CV, 6.25%, 10/04/27(b)	200	200,063
Dow Chemical Co. (The):
9.00%, 04/01/21	55	61,037
3.15%, 05/15/24(b)	50	50,995
4.55%, 11/30/25(b)	25	27,233
3.63%, 05/15/26(b)	50	51,849
4.38%, 11/15/42	82	82,936
DuPont de Nemours, Inc.:
4.49%, 11/15/25	248	274,427
5.42%, 11/15/48	170	206,569
Sherwin-Williams Co. (The):
4.00%, 12/15/42	16	15,517
4.50%, 06/01/47	15	15,999

		986,625

Commercial Services & Supplies — 0.1%
RELX Capital, Inc.:
3.50%, 03/16/23	115	118,761
4.00%, 03/18/29	80	84,672
Republic Services, Inc.:
4.75%, 05/15/23	75	80,957
2.90%, 07/01/26	42	42,224
3.95%, 05/15/28	80	86,300
Waste Management, Inc.:
3.13%, 03/01/25	10	10,334
3.90%, 03/01/35	67	71,608
4.00%, 07/15/39	55	58,927
4.15%, 07/15/49	45	49,151

		602,934

Construction Materials — 0.0%
Cemex SAB de CV, 3.72%, 03/15/20(j)	7	6,989

Consumer Finance — 0.3%
American Express Co.:
2.50%, 08/01/22	25	25,158
3.70%, 08/03/23	70	73,480
4.20%, 11/06/25	75	81,914
3.13%, 05/20/26	120	123,232
American Express Credit Corp.:
2.25%, 08/15/19	119	118,973
2.25%, 05/05/21	13	13,004
Capital One Financial Corp.:
4.75%, 07/15/21	11	11,499

Security	Par (000)	Value

Consumer Finance (continued)
3.90%, 01/29/24	USD 176	$184,966
3.75%, 03/09/27	30	30,969
Discover Financial Services, 4.10%, 02/09/27	17	17,708
Ford Motor Credit Co. LLC:
5.75%, 02/01/21	200	208,196
3.22%, 01/09/22	425	425,159
General Motors Financial Co., Inc.:
4.20%, 11/06/21	45	46,336
4.00%, 01/15/25	140	142,104
4.00%, 10/06/26	15	15,126
Synchrony Financial:
2.70%, 02/03/20	52	52,005
4.38%, 03/19/24	30	31,414
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 18.49%, 04/11/22(a)(b)	44	15,058
Toyota Motor Credit Corp.:
3.05%, 01/11/28	50	51,582
3.65%, 01/08/29	25	27,024

		1,694,907

Containers & Packaging — 0.0%
International Paper Co., 6.00%, 11/15/41	60	70,330

Diversified Consumer Services — 0.0%
American University (The), 3.67%, 04/01/49	82	84,810
George Washington University (The), Series
2018, 4.13%, 09/15/48	43	48,288
University of Notre Dame du Lac, Series 2017,
3.39%, 02/15/48	36	36,978
University of Southern California,
3.03%, 10/01/39	31	30,326
Wesleyan University, 4.78%, 07/01/2116	45	50,693

		251,095

Diversified Financial Services — 0.1%
AXA Equitable Holdings, Inc.:
3.90%, 04/20/23	10	10,419
5.00%, 04/20/48	20	20,637
GE Capital International Funding Co. Unlimited
Co., 3.37%, 11/15/25	200	202,461
Shell International Finance BV:
4.13%, 05/11/35	158	175,640
3.63%, 08/21/42	16	16,514
4.55%, 08/12/43	45	52,709
Woodside Finance Ltd., 3.65%, 03/05/25(b)	15	15,396

		493,776

Diversified Telecommunication Services — 0.5%
AT&T, Inc.:
3.20%, 03/01/22	8	8,170
3.80%, 03/15/22	2	2,075
3.40%, 05/15/25	20	20,560
3.60%, 07/15/25	64	66,383
4.13%, 02/17/26	20	21,275
4.30%, 02/15/30	393	420,634
4.50%, 05/15/35	82	85,838
6.35%, 03/15/40	49	60,348
6.00%, 08/15/40	70	83,196
4.65%, 06/01/44	20	20,638
4.80%, 06/15/44	35	36,943
4.35%, 06/15/45	163	162,947
4.85%, 07/15/45	77	82,292
5.15%, 02/15/50	22	24,291
5.30%, 08/15/58	30	33,413
CC Holdings GS V LLC, 3.85%, 04/15/23	34	35,522

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)	USD 150	$153,777
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK), 07/27/25(k)	31	32,046
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 3.07%, 05/22/20(a)	75	75,285
4.13%, 03/16/27	553	601,435
4.50%, 08/10/33	150	168,985
4.27%, 01/15/36	303	328,180
4.81%, 03/15/39	60	68,978
3.85%, 11/01/42	50	51,091
4.86%, 08/21/46	2	2,329

		2,646,631

Electric Utilities — 0.9%
AEP Texas, Inc., 3.95%, 06/01/28	130	138,948
AEP Transmission Co. LLC, 4.25%, 09/15/48	70	76,813
Alabama Power Co.:
4.15%, 08/15/44	10	10,787
3.75%, 03/01/45	75	77,054
Series B, 3.70%, 12/01/47	10	10,121
Series A, 4.30%, 07/15/48	60	67,267
Baltimore Gas & Electric Co.:
3.50%, 08/15/46	50	49,393
3.75%, 08/15/47	32	32,684
4.25%, 09/15/48	45	49,890
CenterPoint Energy Houston Electric LLC:
4.50%, 04/01/44	10	11,495
3.95%, 03/01/48	20	21,357
Commonwealth Edison Co.:
2.95%, 08/15/27	11	11,155
4.60%, 08/15/43	10	11,535
Dayton Power & Light Co. (The),
3.95%, 06/15/49(b)	56	57,541
DTE Electric Co., Series A, 4.05%, 05/15/48	85	94,030
Duke Energy Carolinas LLC:
3.05%, 03/15/23	15	15,415
3.95%, 11/15/28	75	81,643
5.30%, 02/15/40	22	27,416
3.88%, 03/15/46	60	62,989
3.70%, 12/01/47	35	35,758
3.95%, 03/15/48	11	11,604
Duke Energy Corp., 4.80%, 12/15/45	5	5,648
Duke Energy Florida LLC:
3.20%, 01/15/27	130	134,098
3.80%, 07/15/28	35	37,709
6.40%, 06/15/38	15	21,000
3.40%, 10/01/46	10	9,764
Duke Energy Ohio, Inc., 3.65%, 02/01/29	135	144,923
Duke Energy Progress LLC:
3.00%, 09/15/21	25	25,417
3.25%, 08/15/25	59	61,306
3.70%, 09/01/28	135	144,521
3.45%, 03/15/29	10	10,543
4.10%, 05/15/42	5	5,361
4.10%, 03/15/43	30	32,151
4.20%, 08/15/45	15	16,506
3.60%, 09/15/47	3	2,994
Entergy Louisiana LLC:
5.40%, 11/01/24	20	23,036
4.20%, 09/01/48	70	77,427
Eversource Energy, Series L, 2.90%, 10/01/24	35	35,577
Exelon Corp.:
4.95%, 06/15/35	21	23,499

Security	Par (000)	Value

Electric Utilities (continued)
4.45%, 04/15/46	USD 15	$15,963
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25	175	187,824
4.55%, 04/01/49	55	60,150
Florida Power & Light Co.:
(LIBOR USD 3 Month + 0.40%), 2.97%, 05/06/22(a)	355	355,161
3.95%, 03/01/48	76	83,177
4.13%, 06/01/48	60	67,335
Indiana Michigan Power Co., Series K,
4.55%, 03/15/46	11	12,368
Kansas City Power & Light Co.,
4.20%, 03/15/48	70	76,655
MidAmerican Energy Co., 4.40%, 10/15/44	52	59,204
Mid-Atlantic Interstate Transmission LLC,
4.10%, 05/15/28(b)	19	20,229
Northern States Power Co.:
3.40%, 08/15/42	65	64,264
4.00%, 08/15/45	40	42,613
4.20%, 09/01/48	30	32,487
NSTAR Electric Co., 3.20%, 05/15/27	15	15,451
Ohio Power Co.:
Series G, 6.60%, 02/15/33	50	67,901
4.00%, 06/01/49	35	37,706
Oklahoma Gas & Electric Co., 3.30%, 03/15/30	120	121,858
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28(b)	65	69,999
4.55%, 12/01/41	50	58,182
3.75%, 04/01/45	5	5,216
4.10%, 11/15/48	20	22,381
3.80%, 06/01/49(b)	25	26,386
PacifiCorp, 4.13%, 01/15/49	97	106,999
Public Service Electric & Gas Co.:
3.00%, 05/15/27	11	11,197
3.65%, 09/01/28	80	85,761
Southwestern Electric Power Co., Series M,
4.10%, 09/15/28	45	48,498
Southwestern Public Service Co.,
3.75%, 06/15/49	15	15,146
Tampa Electric Co.:
4.30%, 06/15/48	15	16,068
4.45%, 06/15/49	40	44,609
Trans-Allegheny Interstate Line Co.,
3.85%, 06/01/25(b)	159	168,088
Union Electric Co., 3.50%, 03/15/29	55	58,272
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23	97	98,377
Series A, 3.50%, 03/15/27	93	97,998
4.00%, 01/15/43	99	104,594
Series B, 4.20%, 05/15/45	28	30,330
Series C, 4.00%, 11/15/46	90	95,045
Vistra Operations Co. LLC, 4.30%, 07/15/29(b)	65	65,894

		4,315,761

Electronic Equipment, Instruments & Components — 0.0%
Corning, Inc.:
3.70%, 11/15/23	10	10,427
4.38%, 11/15/57	25	24,312
Tyco Electronics Group SA:
3.45%, 08/01/24	15	15,575
3.13%, 08/15/27	30	30,064

		80,378

Energy Equipment & Services — 0.1%
Halliburton Co.:
3.80%, 11/15/25	280	293,589

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Energy Equipment & Services (continued)
5.00%, 11/15/45	USD 15	$16,365
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)	14	13,293
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22(b)	10	9,905
Schlumberger Holdings Corp., 3.90%, 05/17/28(b)	125	130,079

		463,231

Entertainment — 0.1%
NBCUniversal Media LLC:
6.40%, 04/30/40	2	2,706
5.95%, 04/01/41	60	78,795
4.45%, 01/15/43	40	44,096
TWDC Enterprises 18 Corp., 3.70%, 12/01/42	10	10,585
Viacom, Inc., 6.88%, 04/30/36	40	50,681
Walt Disney Co. (The)(b):
6.20%, 12/15/34	8	10,847
6.40%, 12/15/35	59	80,450
6.15%, 03/01/37	60	81,516
6.65%, 11/15/37	10	14,369
6.90%, 08/15/39	5	7,369
Warner Media LLC, 7.63%, 04/15/31	25	33,340

		414,754

Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.:
3.50%, 01/31/23	19	19,614
3.00%, 06/15/23	20	20,194
3.38%, 05/15/24	23	23,660
3.13%, 01/15/27	14	13,889
Crown Castle International Corp.:
4.88%, 04/15/22	4	4,253
3.20%, 09/01/24	120	122,543
3.70%, 06/15/26	70	72,696
4.00%, 03/01/27	5	5,248
4.30%, 02/15/29	20	21,612
Realty Income Corp., 4.13%, 10/15/26	40	43,232

		346,941

Food & Staples Retailing — 0.1%
Walgreens Boots Alliance, Inc.:
3.45%, 06/01/26	230	232,192
4.80%, 11/18/44	6	6,028
Walmart, Inc.:
3.55%, 06/26/25	65	69,452
3.25%, 07/08/29	94	99,104
3.95%, 06/28/38	83	92,447
4.00%, 04/11/43	32	35,188

		534,411

Food Products — 0.1%
Marfrig Holdings Europe BV, 8.00%, 06/08/23(b)	200	208,000
Tyson Foods, Inc.:
3.55%, 06/02/27	70	72,393
5.10%, 09/28/48	15	16,943

		297,336

Gas Utilities — 0.0%
Atmos Energy Corp., 4.13%, 03/15/49	20	21,907
Dominion Energy Gas Holdings LLC:
4.80%, 11/01/43	15	16,914
4.60%, 12/15/44	20	22,370

		61,191

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories:
3.40%, 11/30/23	14	14,596

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
3.75%, 11/30/26	USD 197	$212,996
Becton Dickinson and Co.:
2.68%, 12/15/19	96	96,030
3.30%, 03/01/23	70	70,792
4.69%, 12/15/44	8	8,875
Covidien International Finance SA, 2.95%, 06/15/23	35	35,830
Edwards Lifesciences Corp., 4.30%, 06/15/28	25	27,027
Medtronic, Inc.:
3.50%, 03/15/25	90	95,457
4.38%, 03/15/35	185	212,979

		774,582

Health Care Providers & Services — 0.5%
Aetna, Inc.:
4.50%, 05/15/42	57	56,461
4.13%, 11/15/42	25	23,389
4.75%, 03/15/44	30	30,582
Anthem, Inc.:
3.70%, 08/15/21	7	7,161
3.50%, 08/15/24	15	15,578
4.10%, 03/01/28	20	21,395
Baylor Scott & White Holdings, 4.19%, 11/15/45	40	43,979
CHRISTUS Health, Series C, 4.34%, 07/01/28	47	52,224
Cigna Corp., 4.38%, 10/15/28(b)	110	118,675
Cigna Holding Co., 3.25%, 04/15/25	125	127,108
CommonSpirit Health, 4.35%, 11/01/42	30	30,162
CVS Health Corp.:
3.70%, 03/09/23	225	232,683
4.10%, 03/25/25	20	21,094
4.78%, 03/25/38	5	5,216
5.13%, 07/20/45	150	159,962
5.05%, 03/25/48	55	58,581
Dignity Health:
2.64%, 11/01/19	33	32,964
3.81%, 11/01/24	30	31,597
Express Scripts Holding Co., 3.90%, 02/15/22	40	41,333
HCA, Inc.:
5.88%, 03/15/22	100	109,296
4.75%, 05/01/23	80	85,632
5.00%, 03/15/24	70	76,261
5.25%, 04/15/25	135	149,574
5.25%, 06/15/26	14	15,501
4.50%, 02/15/27	2	2,134
4.13%, 06/15/29	50	51,399
Kaiser Foundation Hospitals, 3.50%, 04/01/22	36	37,252
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	85	85,053
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48	44	48,806
Ochsner Clinic Foundation, 5.90%, 05/15/45	32	41,784
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	7	8,457
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48	30	31,411
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23	49	51,086
Sutter Health, Series 2018, 3.70%, 08/15/28	40	42,699
Toledo Hospital (The), 5.75%, 11/15/38	74	85,595
UnitedHealth Group, Inc.:
3.75%, 07/15/25	212	226,427
3.70%, 12/15/25	80	85,200
3.10%, 03/15/26	22	22,658
2.95%, 10/15/27	20	20,339
4.63%, 07/15/35	5	5,746

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
5.70%, 10/15/40	USD 5	$6,424
5.95%, 02/15/41	5	6,604
4.63%, 11/15/41	27	30,779
3.75%, 10/15/47	28	28,699
4.45%, 12/15/48	30	34,546

		2,499,506

Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
3.70%, 01/30/26	70	74,415
6.30%, 03/01/38	40	52,098
3.70%, 02/15/42	31	30,306
3.63%, 05/01/43	32	30,783
4.88%, 12/09/45	85	97,585

		285,187

Household Products — 0.0%
Clorox Co. (The), 3.10%, 10/01/27	15	15,357

Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy, Inc., 4.45%, 06/15/29(b)	25	26,012

Industrial Conglomerates — 0.0%
3M Co., 3.38%, 03/01/29	85	89,586
General Electric Co., 4.13%, 10/09/42	130	119,735
Honeywell International, Inc., 3.81%, 11/21/47	20	21,339

		230,660

Insurance — 0.2%
Ambac Assurance Corp., 5.10%, 06/07/20(b)	5	6,841
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 7.32%, 02/12/23(a)(b)	29	29,948
Aon Corp.:
4.50%, 12/15/28	140	154,086
3.75%, 05/02/29	85	88,591
Aon plc, 4.75%, 05/15/45	20	22,347
Berkshire Hathaway Finance Corp., 4.25%, 01/15/49	20	22,512
Hartford Financial Services Group, Inc. (The), 4.30%, 04/15/43	15	15,860
Marsh & McLennan Cos., Inc.:
3.30%, 03/14/23	50	51,393
4.05%, 10/15/23	35	36,931
3.50%, 06/03/24	138	143,893
4.38%, 03/15/29	67	73,921
4.35%, 01/30/47	27	29,277
4.20%, 03/01/48	60	63,369
MetLife, Inc., 4.13%, 08/13/42	10	10,786
Principal Financial Group, Inc., 3.70%, 05/15/29	30	31,358
Prudential Financial, Inc., 3.88%, 03/27/28	90	97,844
Travelers Cos., Inc. (The):
6.75%, 06/20/36	15	21,354
4.60%, 08/01/43	25	29,621
3.75%, 05/15/46	10	10,679
Trinity Acquisition plc, 4.40%, 03/15/26	20	21,273
Willis North America, Inc., 3.60%, 05/15/24	176	181,794

		1,143,678

Internet & Direct Marketing Retail — 0.0%
Amazon.com, Inc., 3.88%, 08/22/37	90	99,236

IT Services — 0.3%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	8	8,118
3.00%, 08/15/26	200	202,369
4.50%, 08/15/46	5	5,269
4.75%, 05/15/48	60	66,968
Fiserv, Inc.:
3.85%, 06/01/25	20	21,169

Security	Par (000)	Value

IT Services (continued)
3.20%, 07/01/26	USD 210	$214,343
4.20%, 10/01/28	120	129,909
IBM Credit LLC, 3.45%, 11/30/20	100	101,671
International Business Machines Corp., 3.30%, 05/15/26	350	362,815
Mastercard, Inc.:
2.95%, 11/21/26	20	20,619
2.95%, 06/01/29	110	113,464
3.65%, 06/01/49	20	21,205
Total System Services, Inc.:
3.80%, 04/01/21	20	20,370
3.75%, 06/01/23	25	25,805
4.80%, 04/01/26	124	135,998
Visa, Inc.:
4.15%, 12/14/35	51	58,610
4.30%, 12/14/45	30	35,536

		1,544,238

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.:
3.88%, 07/15/23	9	9,413
3.05%, 09/22/26	115	116,055
Thermo Fisher Scientific, Inc., 2.95%, 09/19/26	217	218,237

		343,705

Machinery — 0.0%
CNH Industrial NV, 3.85%, 11/15/27	20	19,972

Media — 0.4%
Charter Communications Operating LLC:
4.50%, 02/01/24	105	111,904
4.91%, 07/23/25	109	118,335
6.38%, 10/23/35	215	252,499
5.38%, 04/01/38	45	48,189
6.48%, 10/23/45	100	117,831
Comcast Corp.:
3.30%, 10/01/20	195	197,673
3.15%, 03/01/26	140	144,898
2.35%, 01/15/27	15	14,628
4.15%, 10/15/28	25	27,554
4.40%, 08/15/35	32	35,642
6.50%, 11/15/35	40	54,210
3.20%, 07/15/36	229	222,433
6.45%, 03/15/37	1	1,355
3.90%, 03/01/38	20	21,060
3.40%, 07/15/46	96	92,052
4.70%, 10/15/48	5	5,856
4.95%, 10/15/58	27	32,957
Cox Communications, Inc.(b):
3.15%, 08/15/24	198	200,733
3.35%, 09/15/26	12	12,118
Discovery Communications LLC:
3.80%, 03/13/24	54	56,045
3.95%, 06/15/25	30	31,089
4.95%, 05/15/42	15	15,156
5.20%, 09/20/47	28	29,594
Fox Corp.(b):
4.03%, 01/25/24	30	31,909
4.71%, 01/25/29	55	61,531
Time Warner Cable LLC:
5.00%, 02/01/20	89	90,170
4.13%, 02/15/21	80	81,488
5.50%, 09/01/41	29	30,404
4.50%, 09/15/42	9	8,410

		2,147,723

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining — 0.1%
Anglo American Capital plc, 3.63%, 09/11/24(b)	USD 200	$204,294
ArcelorMittal, 4.55%, 03/11/26	30	31,710
Barrick Gold Corp., 5.25%, 04/01/42	29	34,009
BHP Billiton Finance USA Ltd.:
4.13%, 02/24/42	23	25,400
5.00%, 09/30/43	15	18,792
Largo Resources Ltd., 9.25%, 06/01/21(b)	4	4,189
Nucor Corp., 5.20%, 08/01/43	21	24,979
Steel Dynamics, Inc., 5.13%, 10/01/21	38	38,396

		381,769

Multiline Retail — 0.0%
Dollar General Corp., 4.13%, 05/01/28	2	2,129

Multi-Utilities — 0.1%
Ameren Illinois Co., 3.80%, 05/15/28	50	53,618
Berkshire Hathaway Energy Co.:
6.13%, 04/01/36	7	9,367
5.95%, 05/15/37	3	3,872
Black Hills Corp., 3.95%, 01/15/26	13	13,558
Consumers Energy Co.:
3.80%, 11/15/28	8	8,740
3.95%, 07/15/47	10	10,816
4.05%, 05/15/48	15	16,543
3.75%, 02/15/50	50	52,697
DTE Energy Co., Series D, 3.70%, 08/01/23	40	41,739
NiSource, Inc., 3.49%, 05/15/27	80	82,750

		293,700

Oil, Gas & Consumable Fuels — 1.1%
Anadarko Petroleum Corp., 6.20%, 03/15/40	55	66,443
Andeavor Logistics LP:
5.50%, 10/15/19	90	90,418
5.25%, 01/15/25	20	21,163
4.25%, 12/01/27	245	258,796
5.20%, 12/01/47	70	74,117
Boardwalk Pipelines LP, 4.80%, 05/03/29	25	26,092
BP Capital Markets America, Inc.:
3.79%, 02/06/24	60	63,530
3.80%, 09/21/25	70	74,702
3.12%, 05/04/26	35	35,667
3.02%, 01/16/27	30	30,639
Cimarex Energy Co.:
4.38%, 06/01/24	120	127,097
3.90%, 05/15/27	80	82,211
Concho Resources, Inc., 3.75%, 10/01/27	55	56,912
Continental Resources, Inc.:
4.50%, 04/15/23	203	213,289
3.80%, 06/01/24	65	66,832
Devon Energy Corp., 5.85%, 12/15/25	65	77,007
Enbridge, Inc.:
2.90%, 07/15/22	28	28,413
3.70%, 07/15/27	70	72,297
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(a)	70	67,687
Energy Transfer Operating LP:
5.88%, 01/15/24	125	139,146
6.05%, 06/01/41	3	3,359
6.50%, 02/01/42	120	141,857
6.13%, 12/15/45	20	22,660
Energy Transfer Partners LP, 5.88%, 03/01/22	115	123,361
Enterprise Products Operating LLC:
Series D, 6.88%, 03/01/33	20	26,795
Series H, 6.65%, 10/15/34	5	6,609
5.95%, 02/01/41	20	24,524
4.45%, 02/15/43	66	68,923

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.10%, 02/15/45	USD 1	$1,143
4.25%, 02/15/48	35	36,252
EOG Resources, Inc.:
4.15%, 01/15/26	12	13,068
3.90%, 04/01/35	10	10,509
Hess Corp., 5.80%, 04/01/47	35	38,861
Kinder Morgan Energy Partners LP:
5.80%, 03/15/35	10	11,532
6.50%, 02/01/37	70	84,057
6.95%, 01/15/38	21	26,925
6.38%, 03/01/41	15	18,122
5.00%, 03/01/43	25	26,214
Kinder Morgan, Inc.:
3.05%, 12/01/19	100	100,180
3.15%, 01/15/23	130	132,241
4.30%, 03/01/28	124	132,905
5.55%, 06/01/45	10	11,571
5.05%, 02/15/46	160	174,352
Marathon Petroleum Corp.:
3.63%, 09/15/24	35	36,230
5.85%, 12/15/45	25	27,578
MPLX LP:
4.50%, 07/15/23	75	79,556
4.88%, 12/01/24	25	27,196
4.00%, 02/15/25	85	88,761
4.13%, 03/01/27	280	293,092
4.50%, 04/15/38	10	10,096
5.20%, 03/01/47	7	7,524
4.70%, 04/15/48	10	10,240
5.50%, 02/15/49	3	3,407
Northwest Pipeline LLC, 4.00%, 04/01/27	135	141,345
Petrobras Global Finance BV:
8.75%, 05/23/26	30	37,053
7.25%, 03/17/44	75	83,391
Plains All American Pipeline LP, 3.65%, 06/01/22	10	10,243
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24	140	155,693
5.63%, 03/01/25	182	203,853
5.88%, 06/30/26	144	164,554
5.00%, 03/15/27	103	112,935
Spectra Energy Partners LP, 4.50%, 03/15/45	89	94,029
Sunoco Logistics Partners Operations LP:
6.10%, 02/15/42	15	16,610
5.35%, 05/15/45	77	80,077
5.40%, 10/01/47	28	29,739
Texas Eastern Transmission LP(b):
3.50%, 01/15/28	60	60,972
4.15%, 01/15/48	30	30,618
TransCanada PipeLines Ltd.:
4.88%, 01/15/26	118	130,234
4.25%, 05/15/28	45	48,648
5.85%, 03/15/36	12	14,424
6.20%, 10/15/37	15	18,807
6.10%, 06/01/40	53	65,561
5.00%, 10/16/43	30	33,465
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26	41	52,349
4.00%, 03/15/28	80	83,497
4.60%, 03/15/48	15	15,917
Valero Energy Corp.:
3.65%, 03/15/25	36	37,349
3.40%, 09/15/26	39	39,769
Western Midstream Operating LP:
4.00%, 07/01/22	87	88,131

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
4.65%, 07/01/26	USD 9	$9,125
Williams Cos., Inc. (The):
4.55%, 06/24/24	40	43,102
3.75%, 06/15/27	35	36,136
Series A, 7.50%, 01/15/31	20	25,877
5.75%, 06/24/44	35	40,848

		5,496,509

Paper & Forest Products — 0.0%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)	50	51,968
3.73%, 07/15/23(b)	60	62,793
3.60%, 03/01/25(b)	10	10,501
7.38%, 12/01/25	37	46,876
7.75%, 11/15/29	20	28,322

		200,460

Pharmaceuticals — 0.5%
Allergan Funding SCS:
3.80%, 03/15/25	274	284,349
4.55%, 03/15/35	110	111,065
Bayer US Finance II LLC(b):
3.60%, 07/15/42	23	18,258
4.40%, 07/15/44	15	13,993
Bayer US Finance LLC, 3.38%, 10/08/24(b)	200	200,945
Bristol-Myers Squibb Co.:
3.25%, 11/01/23	3	3,105
3.20%, 06/15/26(b)	212	220,270
4.13%, 06/15/39(b)	15	16,176
Eli Lilly & Co., 4.15%, 03/15/59	50	54,884
GlaxoSmithKline Capital plc, 3.38%, 06/01/29	15	15,865
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28	105	114,928
Johnson & Johnson, 2.45%, 03/01/26	25	25,137
Merck & Co., Inc.:
3.70%, 02/10/45	2	2,115
4.00%, 03/07/49	28	31,125
Novartis Capital Corp.:
3.40%, 05/06/24	50	52,579
3.10%, 05/17/27	50	51,823
4.40%, 05/06/44	15	17,558
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19	480	479,256
2.88%, 09/23/23	27	27,264
3.20%, 09/23/26	106	106,889
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28(b)	200	226,668
Wyeth LLC:
6.45%, 02/01/24	15	17,713
5.95%, 04/01/37	110	145,821

		2,237,786

Road & Rail — 0.2%
Burlington Northern Santa Fe LLC:
3.00%, 04/01/25	10	10,292
6.15%, 05/01/37	21	28,230
5.75%, 05/01/40	35	46,133
5.05%, 03/01/41	10	12,129
5.40%, 06/01/41	10	12,647
4.95%, 09/15/41	4	4,789
4.55%, 09/01/44	3	3,478
4.15%, 04/01/45	89	99,462
CSX Corp.:
4.25%, 03/15/29	25	27,845
6.15%, 05/01/37	10	12,912
4.75%, 11/15/48	20	23,264
4.25%, 11/01/66	43	44,324

Security	Par (000)	Value

Road & Rail (continued)
Norfolk Southern Corp.:
3.65%, 08/01/25	USD 40	$42,179
2.90%, 06/15/26	90	91,350
4.84%, 10/01/41	10	11,580
4.10%, 05/15/49	15	15,992
4.05%, 08/15/52	41	42,735
Penske Truck Leasing Co. LP(b):
3.40%, 11/15/26	85	84,919
4.20%, 04/01/27	54	56,131
Ryder System, Inc.:
3.45%, 11/15/21	6	6,131
3.75%, 06/09/23	6	6,244
Union Pacific Corp.:
3.15%, 03/01/24	50	51,556
2.75%, 03/01/26	58	58,270
3.38%, 02/01/35	49	48,768
3.60%, 09/15/37	106	107,715
4.75%, 09/15/41	15	17,070
3.80%, 10/01/51	19	19,097
3.88%, 02/01/55	52	52,030

		1,037,272

Semiconductors & Semiconductor Equipment — 0.4%
Analog Devices, Inc.:
3.50%, 12/05/26	29	29,554
5.30%, 12/15/45	28	32,355
Applied Materials, Inc.:
3.90%, 10/01/25	24	25,760
3.30%, 04/01/27	110	114,233
5.10%, 10/01/35	38	46,050
5.85%, 06/15/41	10	12,899
4.35%, 04/01/47	90	100,536
Broadcom Corp.:
2.38%, 01/15/20	115	114,800
3.63%, 01/15/24	56	56,531
3.88%, 01/15/27	160	156,784
Broadcom, Inc., 4.25%, 04/15/26(b)	135	137,008
Intel Corp., 4.80%, 10/01/41	40	47,205
KLA-Tencor Corp.:
4.10%, 03/15/29	145	152,542
5.00%, 03/15/49	50	55,697
Lam Research Corp.:
2.75%, 03/15/20	60	60,053
3.75%, 03/15/26	70	73,653
4.88%, 03/15/49	40	44,051
NVIDIA Corp., 3.20%, 09/16/26	150	153,435
NXP BV(b):
4.63%, 06/01/23	200	210,820
3.88%, 06/18/26	40	41,110
4.30%, 06/18/29	50	51,544
QUALCOMM, Inc., 4.65%, 05/20/35	70	78,164
Texas Instruments, Inc.:
2.25%, 05/01/23	30	30,057
4.15%, 05/15/48	15	17,019

		1,841,860

Software — 0.2%
Autodesk, Inc., 3.50%, 06/15/27	158	159,690
Microsoft Corp.:
3.50%, 02/12/35	134	142,978
3.45%, 08/08/36	175	185,177
3.70%, 08/08/46	185	199,955
Oracle Corp.:
2.50%, 10/15/22	4	4,028
3.40%, 07/08/24	70	73,362
2.95%, 05/15/25	30	30,871

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
2.65%, 07/15/26	USD 30	$30,137
3.90%, 05/15/35	92	99,602
3.85%, 07/15/36	15	15,914
4.13%, 05/15/45	25	27,053
4.00%, 07/15/46	99	106,140

		1,074,907

Specialty Retail — 0.1%
Home Depot, Inc. (The):
2.80%, 09/14/27	19	19,272
3.90%, 12/06/28	20	22,010
2.95%, 06/15/29	30	30,775
5.88%, 12/16/36	45	59,710
5.40%, 09/15/40	5	6,286
5.95%, 04/01/41	24	32,538
4.20%, 04/01/43	5	5,560
4.88%, 02/15/44	5	6,062
4.50%, 12/06/48	5	5,903
3.50%, 09/15/56	20	19,741
Lowe’s Cos., Inc.:
4.65%, 04/15/42	25	26,696
4.38%, 09/15/45	60	62,517

		297,070

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.:
3.00%, 02/09/24	93	96,058
3.85%, 05/04/43	293	310,543
3.45%, 02/09/45	29	28,898
Dell International LLC(b):
4.42%, 06/15/21	55	56,674
4.90%, 10/01/26	10	10,434
Seagate HDD Cayman:
4.25%, 03/01/22	25	25,424
5.75%, 12/01/34	3	2,984

		531,015

Tobacco — 0.2%
Altria Group, Inc.:
2.85%, 08/09/22	4	4,042
4.00%, 01/31/24	95	99,556
3.80%, 02/14/24	18	18,763
4.40%, 02/14/26	15	16,051
4.80%, 02/14/29	55	59,168
5.80%, 02/14/39	15	16,855
4.25%, 08/09/42	40	36,967
5.38%, 01/31/44	110	117,972
6.20%, 02/14/59	10	11,397
BAT International Finance plc,
3.95%, 06/15/25(b)	220	227,717
Philip Morris International, Inc.:
2.88%, 05/01/24	33	33,493
3.88%, 08/21/42	15	14,873
Reynolds American, Inc.:
4.45%, 06/12/25	205	217,382
5.85%, 08/15/45	10	10,770

		885,006

Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 03/30/20	67	66,939

Wireless Telecommunication Services — 0.1%
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(b)	158	158,103
Vodafone Group plc:
3.75%, 01/16/24	56	58,550
4.13%, 05/30/25	55	58,478
6.15%, 02/27/37	75	91,110

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
5.25%, 05/30/48	USD	50	$55,194
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79(a)		135	145,784

			567,219

Total Corporate Bonds — 12.9% (Cost: $60,551,738)			63,313,441

Foreign Agency Obligations — 0.2%

Mexico — 0.1%
Petroleos Mexicanos:
6.38%, 02/04/21		70	71,908
6.88%, 08/04/26		33	33,277
6.50%, 03/13/27		490	484,953
5.35%, 02/12/28		45	40,954
5.63%, 01/23/46		38	30,609
6.75%, 09/21/47		14	12,419

			674,120

Saudi Arabia — 0.1%
Saudi Arabian Oil Co., 3.50%, 04/16/29(b)		200	202,250

Total Foreign Agency Obligations — 0.2% (Cost: $878,863)			876,370

Foreign Government Obligations — 1.2%

Argentina — 0.0%
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	906	17,820
Republic of Argentina, 6.88%, 01/11/48	USD	70	51,887

			69,707

Brazil — 0.1%
Federative Republic of Brazil, 4.50%, 05/30/29		230	236,253

Colombia — 0.1%
Republic of Colombia, 3.88%, 04/25/27		340	354,790

Egypt — 0.0%
Arab Republic of Egypt, 5.75%, 04/29/20		100	101,500

France — 0.2%
Republic of France, 1.50%, 05/25/50(b)	EUR	890	1,164,832

Hungary — 0.0%
Republic of Hungary, 5.38%, 03/25/24	USD	140	158,113

Indonesia — 0.2%
Republic of Indonesia:
8.25%, 05/15/29	IDR	5,458,000	409,814
8.38%, 03/15/34		1,506,000	112,996
8.38%, 04/15/39		2,544,000	187,304
7.38%, 05/15/48		1,329,000	84,547

			794,661

Mexico — 0.2%
United Mexican States:
4.15%, 03/28/27	USD	602	632,100
7.50%, 06/03/27	MXN	12	62,479
8.50%, 05/31/29		34	189,006
7.75%, 11/23/34		14	74,428
10.00%, 11/20/36		10	62,989
7.75%, 11/13/42		17	87,588

			1,108,590

Nigeria — 0.0%
Federal Republic of Nigeria, 13.98%, 02/23/28	NGN	6,230	16,896

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Panama — 0.1%
Republic of Panama, 3.88%, 03/17/28	USD 200	$213,875

Peru — 0.0%
Republic of Peru, 4.13%, 08/25/27	130	145,072

Philippines — 0.1%
Republic of the Philippines, 3.00%, 02/01/28	260	266,825

Russia — 0.1%
Russian Federation:
6.90%, 05/23/29	RUB 20,324	312,743
8.50%, 09/17/31	21,687	374,418

		687,161

South Africa — 0.1%
Republic of South Africa:
6.25%, 03/31/36	ZAR 4,773	248,973
9.00%, 01/31/40	3,518	235,007
8.75%, 01/31/44	1,692	109,437

		593,417

Uruguay — 0.0%
Oriental Republic of Uruguay, 4.38%, 10/27/27	USD 190	205,259

Total Foreign Government Obligations — 1.2% (Cost: $5,888,584)		6,116,951

	Shares

Investment Companies — 0.3%
BlackRock Allocation Target Shares- BATS Series A*	123,885	1,250,000

Total Investment Companies — 0.3% (Cost: $1,250,000)		1,250,000

	Par (000)

Municipal Bonds — 2.3%
Aldine Independent School District (The Permanent School Fund Guarantee Program), Series 2018, GO, 5.00%, 02/15/43	10	12,029
American Municipal Power, Inc. (Combined Hydroelectric Project);
Series 2010B, RB, 7.83%, 02/15/41	20	31,612
Series 2009B, RB, 6.45%, 02/15/44	15	21,002
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.55%, 07/01/19(l)	40	39,566
Arizona State University, Series 2017B, RB, 5.00%, 07/01/43	10	11,959
Bay Area Toll Authority;
Series 2010S-1, RB, 6.92%, 04/01/40	80	116,298
Series 2010S-1, RB, 7.04%, 04/01/50	175	282,968
Berks County Industrial Development Authority (Tower Health Project);
Series 2017, RB, 5.00%, 11/01/47	20	22,795
Series 2017, RB, 5.00%, 11/01/50	20	22,786
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47	90	88,145
California Health Facilities Financing Authority (Cedars- Sinai Medical Center);
Series 2016A, RB, 5.00%, 08/15/33	20	24,143
Series 2017A, RB, 5.00%, 08/15/47	20	23,082

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2017A, Sub-Series 2017A-2, RB, 5.00%, 11/01/47(m)	USD	20	$28,707
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		40	62,219
Canaveral Port Authority;
Series 2018A, RB, 5.00%, 06/01/45		30	34,568
Series 2018B, RB, 5.00%, 06/01/48		30	35,160
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		20	23,271
Central Texas Regional Mobility Authority;
Series 2015A, RB, 5.00%, 01/01/45		20	22,427
Series 2016, RB, 5.00%, 01/01/46		20	22,539
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project);
Series 2016, RB, 5.00%, 07/01/41		20	23,240
Series 2016, RB, 5.00%, 07/01/51		10	11,298
City & County of Denver;
Series 2016A, RB, 5.00%, 08/01/44		40	46,588
Series 2018A-1, RB, 5.00%, 08/01/48		50	58,106
City of Atlanta;
Series 2015, RB, 5.00%, 11/01/40		10	11,562
Series 2018A, RB, 5.00%, 11/01/41		20	24,022
City of Aurora;
Series 2016, RB, 5.00%, 08/01/41		50	59,628
Series 2016, RB, 5.00%, 08/01/46		60	70,966
City of Austin Water & Wastewater System, Series 2014, RB, 5.00%, 11/15/43		20	22,729
City of Columbia Waterworks & Sewer System, Series 2018, RB, 5.00%, 02/01/42		20	24,135
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		25	38,808
City of San Antonio Electric & Gas Systems;
Series 2010A, RB, 5.81%, 02/01/41		45	61,611
Series 2013, RB, 5.00%, 02/01/48(m)		15	16,391
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		10	10,505
Commonwealth Financing Authority;
Series 2018A, RB, 3.86%, 06/01/38		30	30,944
Series 2016A, RB, 4.14%, 06/01/38		30	32,482
Series 2019A, RB, 3.81%, 06/01/41		145	152,266
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(g)(i)		235	123,375
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corp.);
Series 2015F, RB, 5.00%, 07/01/45		30	32,787
Series 2015L, RB, 5.00%, 07/01/45		40	45,344
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		25	32,699
County of Clark Department of Aviation;(m)
Series 2019B, RB, 5.00%, 07/01/32		10	12,582
Series 2019B, RB, 5.00%, 07/01/33		10	12,530
Series 2019B, RB, 5.00%, 07/01/35		20	24,875
Series 2019B, RB, 5.00%, 07/01/40		10	12,285
Series 2019B, RB, 5.00%, 07/01/41		30	36,757
Series 2019B, RB, 5.00%, 07/01/42		40	48,823
County of King, Series 2015A, RB, 5.00%, 07/01/47		20	22,933
County of Miami-Dade;
Series 2017D, RB, 3.35%, 10/01/29		10	10,433
Series 2017D, RB, 3.45%, 10/01/30		15	15,716
Series 2017D, RB, 3.50%, 10/01/31		15	15,706

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds (continued)
Series 2018C, RB, 4.06%, 10/01/31	USD 20	$21,947
Series 2015A, RB, 5.00%, 10/01/38	45	51,457
Series 2017B, RB, 5.00%, 10/01/40	20	23,446
Dallas Area Rapid Transit;
Series 2016A, RB, 5.00%, 12/01/41	30	34,954
Series 2016A, RB, 5.00%, 12/01/46	40	46,372
DuBois Hospital Authority (Penn Highlands Healthcare), Series 2018, RB, 5.00%, 07/15/43	20	23,131
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46	50	56,970
Grand Parkway Transportation Corp. (Grand Parkway Project), Series 2018A, RB, 5.00%, 10/01/43	40	47,567
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40	15	16,913
Great Lakes Water Authority Water Supply System, RB, 5.25%, 07/01/33	5	5,990
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.);
Series 2016, RB, 5.00%, 11/15/29	15	17,854
Series 2016A, RB, 3.65%, 01/15/46	10	10,410
Idaho Health Facilities Authority (Trinity Health Credit Group), Series 2017A, RB, 5.00%, 12/01/47	20	23,622
Indiana Finance Authority (CWA Authority Project), Series 2015A, RB, 5.00%, 10/01/45	40	45,242
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38	10	10,480
Kansas City Industrial Development Authority (Kansas City International Airport Terminal Modernization Project), Series 2019B, RB, 5.00%, 03/01/49	50	58,980
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50	10	10,849
Kentucky Turnpike Authority (Revitalization Projects), Series 2010A, RB, 5.00%, 07/01/20	20	20,685
Las Vegas Valley Water District, Series 2016A, GO, 5.00%, 06/01/46	10	11,672
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41	20	22,932
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42	80	119,976
Los Angeles Department of Water & Power System (Water System Revenue Bonds), Series 2010A, RB, 6.60%, 07/01/50	45	70,989
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34	60	82,444
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48	20	23,322
Louisville & Jefferson County Metropolitan Sewer District, Series 2017B, RB, 5.00%, 05/15/25	30	35,848
Maryland Community Development Administration, Series 2018A, RB, 3.85%, 09/01/33	20	21,558
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41	20	23,320

Security	Par (000)	Value

Municipal Bonds (continued)
Massachusetts Bay Transportation Authority;
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39	USD 10	$11,992
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40	10	11,975
Massachusetts Development Finance Agency (Partners Healthcare System Issue);
Series 2018J-2, RB, 5.00%, 07/01/43	30	35,008
Series 2016Q, RB, 5.00%, 07/01/47	20	23,434
Series 2018J-2, RB, 5.00%, 07/01/48	30	34,803
Series 2018J-2, RB, 5.00%, 07/01/53	30	34,537
Massachusetts Housing Finance Agency;
Series 2014B, RB, 4.50%, 12/01/39	10	10,344
Series 2014B, RB, 4.60%, 12/01/44	10	10,544
Series 2015A, RB, 4.50%, 12/01/48	10	10,433
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43	20	22,998
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40	10	11,939
Matagorda County Navigation District No. 1 (Central Power and Light Company Project), Series 2001A, RB, 2.60%, 11/01/29(m)	40	40,587
Mesquite Independent School District (The Permanent School Fund Guarantee Program), Series 2017B, GO, 5.00%, 08/15/42	20	23,632
Metropolitan Atlanta Rapid Transit Authority;
Series 2015A, RB, 5.00%, 07/01/41	40	46,391
Series 2015B, RB, 5.00%, 07/01/45	20	23,738
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center);
Series 2016A, RB, 5.00%, 07/01/40	10	11,527
Series 2016A, RB, 5.00%, 07/01/46	30	34,302
Metropolitan St Louis Sewer District;
Series 2017A, RB, 5.00%, 05/01/42	30	35,663
Series 2017A, RB, 5.00%, 05/01/47	30	35,480
Metropolitan Transportation Authority;
Series 2019B, Sub-Series 2019B-1, BAN, RB, 5.00%, 05/15/22...	140	154,043
Series 2009C, RB, 7.34%, 11/15/39	170	261,032
Series 2010C-1, RB, 6.69%, 11/15/40	30	41,778
Series 2015A, Sub-Series 2015A-1, RB, 5.00%, 11/15/45.	10	11,363
Series 2019B, RB, 5.00%, 11/15/52	50	59,308
Metropolitan Washington Airports Authority, Series 2016A, RB, 5.00%, 10/01/32	40	47,584
Metropolitan Washington Airports Authority Dulles Toll Road (Dulles Metrorail and Capital Improvement Project), Series 2009D, RB, 7.46%, 10/01/46	30	47,699
Miami-Dade County Educational Facilities Authority, Series 2018A, RB, 5.00%, 04/01/53	20	23,383
Michigan Finance Authority (Henry Ford Health System);
Series 2016, RB, 5.00%, 11/15/41	20	23,092
Series 2017A-MI, RB, 5.00%, 12/01/47	80	87,014
Michigan State Housing Development Authority;
Series 2018B, RB, 3.55%, 10/01/33	10	10,509
Series 2018A, RB, 4.00%, 10/01/43	10	10,625
Series 2018A, RB, 4.05%, 10/01/48	10	10,582
Series 2018A, RB, 4.15%, 10/01/53	30	31,751

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds (continued)
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46	USD 30	$33,141
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57	45	54,098
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Project), Series 2017A, RB, 5.00%, 08/15/47	20	23,603
New Jersey Transportation Trust Fund Authority;
Series 2010C, RB, 5.75%, 12/15/28	45	51,781
Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29	20	23,392
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40	66	102,111
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40	20	22,278
New York City Housing Development Corp.;
Series 2018C-1-A, RB, 3.70%, 11/01/38	10	10,310
Series 2018C-1-B, RB, 3.85%, 11/01/43	40	41,090
Series 2018C-1-A, RB, 4.00%, 11/01/53	40	41,520
New York City Transitional Finance Authority Building Aid, Series 2015S-2, RB, 5.00%, 07/15/40	20	23,138
New York City Transitional Finance Authority Future Tax Secured;
Series 2014A, Sub-Series A-2, RB, 3.65%, 11/01/24	50	52,668
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25	65	69,015
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25	50	52,647
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27	70	72,351
Series 2019C, Sub-Series C-3, RB, 3.35%, 11/01/30	80	83,785
Series 2019B, Sub-Series B-3, RB, 3.90%, 08/01/31	70	75,986
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36	20	23,753
New York City Water & Sewer System;
Series 2010AA, RB, 5.75%, 06/15/41	35	48,424
Series 2020AA, RB, 5.38%, 06/15/43(n)	215	227,321
Series 2011AA, RB, 5.44%, 06/15/43	25	33,309
Series 2011EE, RB, 5.50%, 06/15/43(n)	255	271,022
Series 2011CC, RB, 5.88%, 06/15/44	50	70,710
New York Convention Center Development Corp.;
Series 2015, RB, 5.00%, 11/15/40	20	23,338
Series 2016A, RB, 5.00%, 11/15/46	40	46,988
New York State Dormitory Authority;
Series 2017B, RB, 5.00%, 02/15/36	30	36,160
Series 2017B, RB, 5.00%, 02/15/37	20	24,109
Series 2017B, RB, 5.00%, 02/15/38	20	24,111
Series 2017B, RB, 5.00%, 02/15/40	30	35,973
Series 2010H, RB, 5.39%, 03/15/40	50	63,616
New York State Urban Development Corp.;
Series 2017B, RB, 3.12%, 03/15/25	40	41,451
Series 2017D, RB, 3.32%, 03/15/29	55	57,581
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project);
Series 2016A, RB, 5.00%, 07/01/46	20	21,855
Series 2016A, RB, 5.25%, 01/01/50	130	144,422

Security	Par (000)	Value

Municipal Bonds (continued)
North Carolina Turnpike Authority, Series 2018, RB, 5.00%, 01/01/35	USD 20	$24,206
Ohio Turnpike & Infrastructure Commission, Series 2013A, RB, 5.00%, 02/15/48	20	21,896
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41	75	106,317
Oregon School Boards Association;
Series 2005A, GO, 4.76%, 06/30/28	130	144,019
Series 2002B, GO, 5.55%, 06/30/28	95	112,476
Series 2003B, GO, 5.68%, 06/30/28	70	84,453
Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement Project (The));
Series 2015, RB, 5.00%, 06/30/23	100	110,456
Series 2015, RB, 5.00%, 12/31/38	25	28,178
Pennsylvania Turnpike Commission;
Series 2018B, RB, 5.00%, 12/01/43	40	47,446
Series 2016A-1, RB, 5.00%, 12/01/46	20	22,968
Series 2017B, Sub-Series B-1, RB, 5.25%, 06/01/47	30	34,828
Series 2018A, RB, 5.00%, 12/01/48	150	177,883
Port Authority of New York & New Jersey;
Series 181, RB, 4.96%, 08/01/46	20	25,299
Series 180-1, RB, 5.00%, 11/15/47	10	11,804
Series 174, RB, 4.46%, 10/01/62	55	66,019
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43	10	11,535
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35	20	23,202
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39	20	22,235
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 2.22%, 09/02/19(l)	110	104,527
Salt Lake City Corp.;
Series 2017A, RB, 5.00%, 07/01/47	35	40,342
Series 2017B, RB, 5.00%, 07/01/47	25	29,506
Salt River Project Agricultural Improvement & Power District;
Series 2017A, RB, 5.00%, 01/01/36	20	24,490
Series 2015A, RB, 5.00%, 12/01/45	90	103,813
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39	20	23,140
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47	20	23,723
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39	25	30,038
San Francisco City & County Airport Comm- San Francisco International Airport, Series 2016B, RB, 5.00%, 05/01/46	40	45,950
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24	50	51,727
South Carolina Ports Authority, Series 2018, RB, 5.00%, 07/01/55	10	11,637
South Carolina Public Service Authority, Series 2016D, RB, 2.39%, 12/01/23	116	114,675
State of California;
Series 2019, GO, 2.65%, 04/01/26	135	137,746
Series 2009, GO, 7.50%, 04/01/34	60	90,542
Series 2018, GO, 4.60%, 04/01/38	265	294,720
Series 2009, GO, 7.55%, 04/01/39	30	47,349
Series 2009, GO, 7.30%, 10/01/39	40	60,167
Series 2009, GO, 7.35%, 11/01/39	120	181,363

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds (continued)
State of Connecticut;
Series 2017A, GO, 2.99%, 01/15/23	USD 50	$51,025
Series 2017A, GO, 3.31%, 01/15/26	65	67,707
Series 2008A, GO, 5.85%, 03/15/32	80	101,090
State of Illinois;
Series 2018A, GO, 5.00%, 05/01/20	20	20,532
Series 2017D, GO, 5.00%, 11/01/22	10	10,924
Series 2017D, GO, 5.00%, 11/01/24	60	67,574
Series 2017A, GO, 5.00%, 12/01/24	10	11,259
Series 2017D, GO, 5.00%, 11/01/25	160	181,651
Series 2017D, GO, 5.00%, 11/01/26	50	57,200
Series 2003, GO, 5.10%, 06/01/33	295	310,564
State of Ohio;
Series 2017A, GO, 5.00%, 05/01/36	40	46,781
Series 2017A, GO, 5.00%, 05/01/37	30	35,045
State of Oregon, Series 2003, GO,
5.89%, 06/01/27	105	126,642
State of Texas;
Series 2016, GO, 5.00%, 04/01/40	20	23,696
Series 2016, GO, 5.00%, 04/01/43	30	35,444
State of Washington;
Series 2016A-1, GO, 5.00%, 08/01/40	40	46,568
Series 2018B, GO, 5.00%, 08/01/40	20	23,887
Series 2017D, GO, 5.00%, 02/01/41	30	35,629
Series 2018B, GO, 5.00%, 08/01/41	20	23,846
State of West Virginia, Series 2018B, GO,
5.00%, 12/01/40	10	12,028
State of Wisconsin;
Series 2019A, RB, 5.00%, 05/01/25	20	23,989
Series 2017C, RB, 3.15%, 05/01/27	30	31,329
Series 2017B, GO, 5.00%, 05/01/36	20	23,437
Series 2017B, GO, 5.00%, 05/01/38	20	23,353
Tennessee Housing Development Agency
(Residential Finance Program);
Series 2018-3, RB, 3.75%, 07/01/38	10	10,431
Series 2018-3, RB, 3.85%, 07/01/43	10	10,362
Series 2018-3, RB, 3.95%, 01/01/49	5	5,222
Texas A&M University, Series 2017B, RB, 2.84%, 05/15/27	30	30,854
Texas Municipal Gas Acquisition & Supply Corp.
I, Series 2008D, RB, 6.25%, 12/15/26	10	11,686
Texas Private Activity Bond Surface
Transportation Corp. (Blueridge
Transportation Group, LLC Share 288
Toll Lanes Project),
Series 2016, RB, 5.00%, 12/31/55	25	27,363
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47	55	55,203
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41	20	21,824
University of California;
Series 2017AX, RB, 3.06%, 07/01/25	25	25,913
Series 2019BD, RB, 3.35%, 07/01/29	110	116,937
Series 2013AJ, RB, 4.60%, 05/15/31	30	34,669
Series 2012AD, RB, 4.86%, 05/15/2112	50	60,671
University of California Medical Center;
Series 2016L, RB, 5.00%, 05/15/47	20	23,188
Series 2009F, RB, 6.58%, 05/15/49	75	107,553
University of Houston, Series 2017A, RB, 5.00%, 02/15/36	50	59,091
University of Oregon, Series 2016A, RB, 5.00%, 04/01/46	20	23,301
University of Texas System (The), Series 2019A, RB, 5.00%, 08/15/39	20	24,855

Security	Par (000)	Value

Municipal Bonds (continued)
Virginia Small Business Financing Authority (Transform 66 P3 Project);
Series 2017, RB, 5.00%, 12/31/52	USD 30	$33,758
Series 2017, RB, 5.00%, 12/31/56	30	33,533
Washington Metropolitan Area Transit Authority,
Series 2017B, RB, 5.00%, 07/01/36	10	12,005
Washington State Convention Center Public
Facilities District, Series 2018, RB,
5.00%, 07/01/58	30	34,528
Weld County School District No. 4, Series 2016,
GO, 5.25%, 12/01/41	20	24,127
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2016A, RB, 5.00%, 06/01/20	20	20,630
Series 2016A, RB, 5.00%, 06/01/21	20	21,296
Series 2016A, RB, 5.00%, 06/01/22	20	21,933
Series 2016A, RB, 5.00%, 06/01/23	20	22,532
Series 2016A, RB, 5.00%, 06/01/24	20	23,081
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44	10	11,026

Total Municipal Bonds — 2.3% (Cost: $10,557,727)		11,111,926

Non-Agency Mortgage-Backed Securities — 2.2%

Collateralized Mortgage Obligations — 0.9%
Alternative Loan Trust:
Series 2005-22T1, Class A1, 2.75%, 06/25/35(d)	66	57,387
Series 2005-72, Class A3, 3.00%, 01/25/36(d)	25	21,355
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36	26	20,445
Series 2006-OA21, Class A1, 2.57%, 03/20/47(d)	911	783,752
Series 2006-OA9, Class 2A1B, 2.58%, 07/20/46(d)	136	106,863
Series 2006-OC10, Class 2A3, 2.63%, 11/25/36(d)	24	19,550
Series 2007-OA3, Class 1A1, 2.54%, 04/25/47(d)	39	36,722
Series 2007-OA3, Class 2A2, 2.58%, 04/25/47(d)	55	17,463
Series 2007-OA8, Class 2A1, 2.58%, 06/25/47(d)	26	20,655
Series 2007-OH2, Class A2A, 2.64%, 08/25/47(d)	13	10,409
American Home Mortgage Assets Trust, Series 2006-3, Class 2A11, 3.44%, 10/25/46(d)	67	60,268
APS Resecuritization Trust(b)(d):
Series 2016-1, Class 1MZ, 4.04%, 07/31/57	121	45,347
Series 2016-3, Class 3A, 5.25%, 09/27/46(c)	111	112,203
Series 2016-3, Class 4A, 5.00%, 04/27/47(c)	48	47,267
Banc of America Funding Trust(b)(d):
Series 2014-R2, Class 1C, 0.00%, 11/26/36	63	14,038
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(c)	156	161,046
Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, 2.68%, 08/25/36(d)	50	49,630
Chase Mortgage Finance Trust, Series 2007- S6, Class 1A1, 6.00%, 12/25/37	384	284,057
CHL Mortgage Pass-Through Trust: Series 2006-OA4, Class A1, 3.46%, 04/25/46(d)	65	32,143

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2007-15, Class 2A2, 6.50%, 09/25/37	USD 102	$74,305
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 02/25/49(b)(d)	91	93,211
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38	43	37,336
Credit Suisse Mortgage Capital Certificates(b):
Series 2009-12R, Class 3A1, 6.50%, 10/27/37	109	62,794
Series 2019-RPL4, Class A1, 3.83%, 08/26/58	119	119,946
CSFB Mortgage-Backed Pass-Through
Certificates, Series 2005-10, Class 10A1, 3.75%, 11/25/35(d)	20	6,301
CSMC Mortgage-Backed Trust, Series 2007-5,
Class 1A11, 7.00%, 08/25/37(d)	29	23,595
CSMC Trust(d):
Series 2009-5R, Class 4A4, 4.30%, 06/25/36(b)	29	26,520
Series 2018-RPL8, Class A1, 4.12%, 07/25/58(b)	152	153,685
Series 2019-JR1, 4.10%, 09/27/66	592	596,616
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 2.57%, 08/25/47(d)	144	99,116
Deutsche Alt-A Securities, Inc., Series 2007- RS1, Class A2, 2.93%, 01/27/37(b)(d)	4	4,260
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 4.50%, 03/25/36(d)	10	9,880
GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 01/25/37	5	5,361
IndyMac INDX Mortgage Loan Trust, Series 2007-AR19, Class 3A1, 3.74%, 09/25/37(d)	39	27,525
JPMorgan Alternative Loan Trust, Series 2007- A1, Class 1A4, 2.61%, 03/25/37(d)	56	52,729
JPMorgan Mortgage Trust, Series 2017-3, Class 1A6, 3.00%, 08/25/47(b)(d)	274	274,719
LSTAR Securities Investment Trust, Series 2019-2, Class A1, 3.94%, 04/01/24(b)(d)	128	128,383
MCM Trust(b)(c):
Series 2018-NPL1, Class A, 4.00%, 05/28/58	427	425,711
Series 2018-NPL2, Class A, 4.00%, 10/25/28	171	170,604
New Residential Mortgage Loan Trust(b):
Series 2019-2A, Class A1, 4.25%, 12/25/57(d)	95	98,673
Series 2019-RPL1, Class A1, 4.33%, 02/26/24(e)	97	98,666
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 2.82%, 06/25/37(d)	7	5,945
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class M2, 4.75%, 07/25/56(b)(d)	30	29,581
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 4.11%, 04/25/36(d)	14	11,928
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 2.59%, 06/25/36(c)(d)	19	17,546
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36	82	76,484
Series 2006-4, Class 3A5, 6.35%, 05/25/36(e)	77	70,077

		4,702,097

Security	Par (000)	Value

Commercial Mortgage-Backed Securities — 1.2%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.51%, 09/15/34(b)(d)	USD 100	$100,251
BAMLL Commercial Mortgage Securities Trust(b)(d):
Series 2015-200P, Class F, 3.72%, 04/14/33	100	99,706
Series 2018-DSNY, Class D, 4.09%, 09/15/34	100	100,359
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(d)	7	6,779
Bayview Commercial Asset Trust(b)(d):
Series 2005-4A, Class A1, 2.70%, 01/25/36	27	26,013
Series 2005-4A, Class M1, 2.85%, 01/25/36	20	19,513
Series 2006-1A, Class A2, 2.76%, 04/25/36	13	12,094
Series 2006-3A, Class A1, 2.65%, 10/25/36	19	17,976
Series 2006-3A, Class A2, 2.70%, 10/25/36	19	18,019
Series 2006-4A, Class A1, 2.63%, 12/25/36	220	213,827
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 3.12%, 03/15/37(b)(d)	15	14,944
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)	100	103,489
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.51%, 01/12/45(d)	14	14,389
Benchmark Mortgage Trust(d):
Series 2019-B10, Class 3CCA, 4.03%, 03/15/62(b)	80	82,114
Series 2019-B9, Class C, 4.97%, 03/15/52	42	46,822
BHMS, Series 2018-ATLS, Class A, 3.64%, 07/15/35(b)(d)	100	100,030
BWAY Mortgage Trust, Series 2013-1515, Class C, 3.45%, 03/10/33(b)	100	102,221
BX Commercial Mortgage Trust, Series 2018- IND, Class H, 5.39%, 11/15/35(b)(d)	179	179,225
BXP Trust(b)(d):
Series 2017-CC, Class D, 3.67%, 08/13/37	25	24,824
Series 2017-CC, Class E, 3.67%, 08/13/37	40	37,844
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 4.14%, 12/15/37(b)(d)	100	100,624
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 04/10/29(b)(d)	10	10,239
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48	144	150,042
Series 2017-CD3, Class A4, 3.63%, 02/10/50	10	10,665
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	10	10,697
CFK Trust, Series 2019-FAX, Class D, 4.64%, 01/15/39(b)	100	110,543
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class A, 3.18%, 07/15/32	100	100,000
Series 2017-BIOC, Class D, 3.99%, 07/15/32	100	100,188
Series 2017-BIOC, Class E, 4.54%, 07/15/32	100	100,000
Citigroup Commercial Mortgage Trust:
Series 2016-C1, Class C, 5.12%, 05/10/49(d)	30	32,802
Series 2016-C1, Class D, 5.12%, 05/10/49(b)(d)	10	10,136
Series 2017-C4, Class A4, 3.47%, 10/12/50	20	21,105
Commercial Mortgage Trust: Series 2014-CR16, Class A4, 4.05%, 04/10/47	87	93,130

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2014-CR17, Class A5, 3.98%, 05/10/47	USD 43	$46,053
Series 2014-CR18, Class A4, 3.55%, 07/15/47	10	10,454
Series 2014-CR19, Class A5, 3.80%, 08/10/47	30	31,941
Series 2014-LC15, Class A4, 4.01%, 04/10/47	20	21,347
Series 2014-UBS4, Class C, 4.78%, 08/10/47(d)	20	20,711
Series 2015-CR23, Class CMD, 3.81%, 05/10/48(b)(d)	110	110,115
Series 2015-CR25, Class A4, 3.76%, 08/10/48	40	42,734
Series 2015-CR25, Class C, 4.69%, 08/10/48(d)	60	62,396
Series 2015-LC19, Class A4, 3.18%, 02/10/48	23	23,852
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)	100	91,178
Core Industrial Trust, Series 2015-TEXW, Class F, 3.98%, 02/10/34(b)(d)	100	102,285
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class A4, 3.50%, 06/15/57	10	10,462
Series 2019-C15, Class A4, 4.05%, 03/15/52	52	57,104
Series 2019-C15, Class C, 5.15%, 03/15/52(d)	39	41,901
Series 2019-C15, Class D, 3.00%, 03/15/52(b)	28	24,559
CSMC Trust, Series 2015-GLPB, Class A, 3.64%, 11/15/34(b)	100	104,387
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.33%, 04/10/37(b)(d)	100	95,836
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34	40	41,954
Series 2017-BRBK, Class E, 3.65%, 10/10/34(d)	170	170,660
Series 2017-BRBK, Class F, 3.65%, 10/10/34(d)	40	39,533
Exantas Capital Corp. Ltd., Series 2019-RSO7, Class AS, 3.89%, 04/15/36(b)(d)	100	100,000
GPMT Ltd., Series 2018-FL1, Class A, 3.28%, 11/21/35(b)(d)	61	61,331
GS Mortgage Securities Corp. II, Series 2013- KING, Class E, 3.55%, 12/10/27(b)(d)	350	348,713
GS Mortgage Securities Corp. Trust(b)(d):
Series 2017-500K, Class D, 3.69%, 07/15/32	10	9,969
Series 2017-500K, Class E, 3.89%, 07/15/32	20	19,994
Series 2017-500K, Class F, 4.19%, 07/15/32	10	9,956
GS Mortgage Securities Trust:
Series 2014-GC24, Class A5, 3.93%, 09/10/47	20	21,371
Series 2015-GS1, Class A3, 3.73%, 11/10/48	10	10,644
Series 2017-GS7, Class A4, 3.43%, 08/10/50	44	45,833
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)	10	8,964
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)	100	101,316
IMT Trust, Series 2017-APTS, Class AFX, 3.48%, 06/15/34(b)	100	104,725

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47	USD 30	$31,734
Series 2014-C22, Class A4, 3.80%, 09/15/47	10	10,602
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class C, 4.51%, 03/15/50(d)	100	105,982
JPMorgan Chase Commercial Mortgage Securities Trust(b):
Series 2015-UES, Class D, 3.74%, 09/05/32(d)	110	110,572
Series 2016-NINE, Class A, 2.95%, 10/06/38(d)	100	101,627
Series 2018-WPT, Class FFX, 5.54%, 07/05/33	10	10,230
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 2.65%, 03/25/37(b)(d)	20	19,550
MAD Mortgage Trust, Series 2017-330M, Class E, 4.17%, 08/15/34(b)(d)	100	98,864
Madison Avenue Trust, Series 2013-650M, Class D, 4.17%, 10/12/32(b)(d)	120	121,245
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47	70	74,515
Series 2015-C26, Class D, 3.06%, 10/15/48(b)	26	24,087
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50	10	8,890
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.38%, 10/15/42(d)	100	102,988
Series 2007-T27, Class AJ, 6.14%, 06/11/42(d)	39	41,285
Series 2017-CLS, Class F, 4.99%, 11/15/34(b)(d)	84	83,627
Series 2019-AGLN, Class D, 4.14%, 03/15/34(b)(d)	100	99,999
Series 2019-AGLN, Class F, 4.99%, 03/15/34(b)(d)	100	100,126
Series 2019-L2, Class A4, 4.07%, 03/15/52	13	14,357
PFP Ltd.(b)(d):
Series 2019-5, Class A, 3.37%, 04/14/36	19	19,000
Series 2019-5, Class AS, 3.82%, 04/14/36	10	10,000
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48	27	26,893
Series 2015-C31, Class A4, 3.70%, 11/15/48	10	10,658
Series 2015-P2, Class A4, 3.81%, 12/15/48	30	32,167
Series 2015-P2, Class D, 3.24%, 12/15/48(b)	25	21,900
Series 2017-C39, Class D, 4.50%, 09/15/50(b)(d)	63	62,261
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(d)	25	21,359
Series 2017-HSDB, Class A, 3.26%, 12/13/31(b)(d)	100	99,633
Series 2019-C49, Class A5, 4.02%, 03/15/52	30	32,928
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A5, 3.68%, 08/15/47	30	31,700
Series 2014-C22, Class C, 3.91%, 09/15/57(d)	120	119,404

		5,811,071

Interest Only Commercial Mortgage-Backed Securities — 0.1%(d)
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.78%, 02/15/50	1,000	44,229
BBCMS Trust, Series 2015-SRCH, Class XA, 1.12%, 08/10/35(b)	1,000	61,290

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36(b)	USD 4,250	$132,461
Benchmark Mortgage Trust, Series 2019-B9, Class XA, 1.22%, 03/15/52	999	82,714
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.89%, 05/10/58	120	5,533
Commercial Mortgage Trust, Series 2015-3BP, Class XA, 0.17%, 02/10/35(b)	2,522	13,569
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 02/10/34(b)	992	16,764
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)	1,800	85,329
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.27%, 03/10/50(b)	888	38,432
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.33%, 12/15/47(b)	100	5,098
Morgan Stanley Capital I Trust, Series 2018-H4, Class XA, 1.04%, 12/15/51	210	13,941
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32	1,000	3,840
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(c)	200	2

		503,202

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(b)(o)	39	3,399

Total Non-Agency Mortgage-Backed Securities — 2.2% (Cost: $10,689,392)		11,019,769

	Beneficial Interest (000)

Other Interests — 0.0%(p)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(c)(g)(i)	620	—

Total Other Interests — 0.0%		—

	Par (000)

Capital Trusts — 0.1%

Capital Markets — 0.0%(h)(q)
Bank of New York Mellon Corp. (The), Series F, 4.62%	92	91,606
State Street Corp.:
Series F, 5.25%	90	92,321
Series H, 5.63%	140	141,225

		325,152

Consumer Finance — 0.0%
General Motors Financial Co., Inc., Series A, 5.75%(h)(q)	15	13,880

Entertainment — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(h)	265	271,360

Total Capital Trusts — 0.1% (Cost: $610,099)		610,392

Security	Par (000)	Value

U.S. Government Sponsored Agency Securities — 16.4%

Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	USD 10	$10,744
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(q):
Series K034, Class A2, 3.53%, 07/25/23	20	21,067
Series K061, Class A2, 3.35%, 11/25/26	20	21,296
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 2018-SB52, Class A10F, 3.48%, 06/25/28(q)	30	31,295
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%, 12/16/38	16	15,921
Series 2016-158, Class VA, 2.00%, 03/16/35	88	83,285

		183,608

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(q):
Series K718, Class X1, 0.74%, 01/25/22	183	2,467
Series KW03, Class X1, 0.98%, 06/25/27	114	5,888
Government National Mortgage Association:
Series 2014-40, Class AI, 1.00%, 02/16/39	101	1,186
Series 2014-52, Class AI, 0.83%, 08/16/41	144	3,018
Government National Mortgage Association Variable Rate Notes:
Series 2013-63, 0.79%, 09/16/51(q)	822	43,755
Series 2016-13, 0.88%, 04/16/57(q)	183	11,608
Series 2016-26, 0.96%, 02/16/58(q)	455	32,848
Series 2016-87, 1.00%, 08/16/58(q)	181	13,754
Series 2016-92, 1.01%, 04/16/58(q)	114	8,325
Series 2016-110, 1.03%, 05/16/58(q)	115	8,820
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(a)	113	10,423

		142,092

Mortgage-Backed Securities — 16.4%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 04/01/31	401	404,286
3.00%, 09/01/27 - 04/01/47	1,577	1,607,809
3.50%, 04/01/31 - 01/01/48	2,941	3,065,574
4.00%, 08/01/40 - 08/01/47	1,031	1,090,751
4.50%, 02/01/39 - 04/01/49	2,509	2,694,775
5.00%, 10/01/41 - 11/01/41	251	271,478
5.50%, 06/01/41	100	109,673
6.00%, 01/01/34	56	61,719
Federal National Mortgage Association,
4.00%, 01/01/41	19	20,033
Government National Mortgage Association:
3.00%, 02/15/45 - 12/20/46	2,317	2,371,877
3.00%, 07/15/49 - 08/15/49(r)	5,007	5,114,877
3.50%, 01/15/42 - 10/20/46	6,196	6,415,691
3.50%, 07/15/49(r)	120	123,961
4.00%, 04/20/39 - 03/15/41	348	368,350
4.00%, 07/15/49(r)	3,111	3,224,989
4.50%, 12/20/39 - 09/20/48	1,086	1,151,014
4.50%, 07/15/49(r)	1,182	1,232,039
5.00%, 12/15/38 - 07/20/42	160	175,400
5.00%, 07/15/49(r)	481	502,805
5.50%, 07/15/49(r)	295	313,907
7.50%, 03/15/32	3	3,120
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32	234	231,401

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.50%, 09/01/27 - 02/01/33	USD 1,160	$1,169,158
2.50%, 06/25/34 - 08/25/34(r)	417	419,933
3.00%, 04/01/29 - 11/01/48	4,850	4,946,621
3.00%, 07/25/34 - 07/25/49(r)	5,954	6,012,979
3.50%, 04/01/29 - 01/01/48	5,724	5,956,207
3.50%, 07/25/34 - 07/25/49(r)	3,470	3,548,464
4.00%, 10/01/33 - 08/01/48	5,677	6,013,012
4.00%, 07/25/49(r)	1,931	1,995,756
4.50%, 02/01/25 - 05/01/49	6,189	6,672,356
4.50%, 06/25/49 - 08/25/49(r)	9,967	10,413,663
5.00%, 09/01/35 - 06/01/45	309	337,171
5.00%, 07/25/49 - 08/25/49(r)	1,041	1,100,281
5.50%, 02/01/35 - 04/01/41	626	688,139
6.00%, 12/01/27 - 06/01/41	362	409,999
6.50%, 05/01/40	102	119,185

		80,358,453

Total U.S. Government Sponsored Agency Securities — 16.4% (Cost: $79,685,495)		80,684,153

U.S. Treasury Obligations — 6.2%
U.S. Treasury Bonds:
4.25%, 05/15/39	110	143,902
4.50%, 08/15/39	110	148,586
4.38%, 11/15/39	110	146,257
3.13%, 02/15/43	440	490,635
2.88%, 05/15/43 - 11/15/46	850	909,374
3.63%, 08/15/43	440	531,111
3.75%, 11/15/43(s)	440	541,647
3.00%, 02/15/48	410	449,158
U.S. Treasury Inflation Linked Notes, 0.50%, 04/15/24	5,868	5,940,929
U.S. Treasury Notes:
2.00%, 07/31/20(s)	1,660	1,661,102
2.50%, 12/31/20(s)(t)	1,240	1,252,012
2.25%, 03/31/21 - 08/15/27	2,020	2,049,384
1.13%, 07/31/21	1,870	1,845,895
1.50%, 01/31/22 - 08/15/26	2,860	2,820,147
2.25%, 04/15/22(t)	2,124	2,153,952
1.75%, 04/30/22 - 06/15/22	1,720	1,721,555
2.13%, 05/15/22(t)	466	471,242
2.13%, 12/31/22 - 05/15/25	3,523	3,579,742
2.75%, 05/31/23	830	861,741
2.00%, 05/31/24 - 02/15/25	2,350	2,375,966
2.88%, 08/15/28	250	268,652

Total U.S. Treasury Obligations — 6.2% (Cost: $29,733,689)		30,362,989

Total Long-Term Investments — 105.1% (Cost: $491,904,167)		516,724,491

Security	Par (000)	Value

Short-Term Securities — 4.7%

Borrowed Bond Agreements — 0.5%(u)
Bank of America Securities, Inc., 1.80%, 07/01/19 (Purchased on 06/28/19 to be repurchased at USD 346,777, collateralized by U.S. Treasury Notes, 2.38%, due at 05/15/29, par and fair value of USD 335,000 and $346,188, respectively)	USD 347	$346,725
Bank of America Securities, Inc., 2.30%, 07/01/19 (Purchased on 06/28/19 to be repurchased at USD 95,582, collateralized by U.S. Treasury Bonds, 2.88%, due at 05/15/49, par and fair value of USD 89,000 and $95,480, respectively)	96	95,564
Barclays Capital, Inc., 1.80%, Open (Purchased on 06/25/19 to be repurchased at USD 188,654, collateralized by U.S. Treasury Notes, 2.38%, due at 05/15/29, par and fair value of USD 182,000 and $188,079, respectively)(v)	189	188,598
Barclays Capital, Inc., 2.10%, Open (Purchased on 06/03/19 to be repurchased at USD 211,226, collateralized by U.S. Treasury Notes, 2.25%, due at 04/30/24, par and fair value of USD 207,000 and $211,698, respectively)(v)	211	210,881
Barclays Capital, Inc., 2.25%, Open (Purchased on 06/03/19 to be repurchased at USD 357,429, collateralized by U.S. Treasury Bonds, 3.00%, due at 02/15/49, par and fair value of USD 324,000 and $355,843, respectively)(v)	357	356,805
Barclays Capital, Inc., 2.28%, Open (Purchased on 06/25/19 to be repurchased at USD 18,303, collateralized by U.S. Treasury Bonds, 2.88%, due at 05/15/49, par and fair value of USD 17,000 and $18,238, respectively)(v)	18	18,296
Barclays Capital, Inc., 2.30%, Open (Purchased on 06/03/19 to be repurchased at USD 1,383,350, collateralized by U.S. Treasury Notes, 2.63%, due at 02/15/29, par and fair value of USD 1,312,000 and $1,383,545, respectively)(v)	1,381	1,380,880
Barclays Capital, Inc., 2.35%, Open (Purchased on 06/03/19 to be repurchased at USD 25,087, collateralized by U.S. Treasury Notes, 3.13%, due at 11/15/28, par and fair value of USD 23,000 and $25,227, respectively)(v)	25	25,041
Credit Suisse Securities (USA) LLC, 1.75%, Open (Purchased on 06/13/19 to be repurchased at USD 28,759, collateralized by YPF SA, 8.50%, due at 03/23/21, par and fair value of USD 28,000 and $28,473, respectively)(v)	29	28,735

Total Borrowed Bond Agreements — 0.5% (Cost: $2,651,525)		2,651,525

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Foreign Government Obligations — 0.1%

Egypt — 0.1%
Arab Republic of Egypt Treasury Bills(w):
18.19%, 07/30/19	EGP 475	$28,124
19.40%, 08/06/19	450	26,559
19.19%, 08/20/19	475	27,849
21.35%, 08/27/19	500	28,179
18.32%, 09/10/19	950	55,078
19.34%, 11/05/19	475	26,853

		192,642

Nigeria — 0.0%
Federal Republic of Nigeria Treasury Bills(w):
13.40%, 07/04/19	NGN 2,670	7,400
14.37%, 08/15/19	5,340	14,642
14.39%, 09/12/19	3,560	9,652
14.32%, 10/03/19	1,780	4,801
12.30%, 11/28/19	3,560	9,413
14.70%, 01/16/20	3,560	9,242
13.58%, 05/28/20	3,560	8,844

		63,994

Total Foreign Government Obligations — 0.1% (Cost: $247,670)		256,636

	Shares

Money Market Funds — 4.1%(x)
BlackRock Liquidity Funds, T-Fund, Institutional Class,
2.26%*	5,752,875	5,752,875
JPMorgan US Treasury Plus Money Market Fund, Agency Class,
2.17%	85,228	85,228
SL Liquidity Series, LLC, Money Market Series,
2.55%(y)*	14,494,270	14,498,618

Total Money Market Funds — 4.1% (Cost: $20,336,419)		20,336,721

Total Short-Term Securities — 4.7% (Cost: $23,235,614)		23,244,882

Total Options Purchased — 0.0% (Cost: $86,234)		56,241

Total Investments Before Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short — 109.8% (Cost: $515,226,015)		540,025,614

Total Options Written — (0.0)% (Premium Received — $29,496)		(18,592)

	Par (000)

Borrowed Bonds — (0.5)%

Foreign Agency Obligations — (0.0)%
YPF SA, 8.50%, 03/23/21	USD 28	(28,473)

Total Foreign Agency Obligations — (0.0)% (Proceeds: $27,264)		(28,473)

U.S. Treasury Obligations — (0.5)%
U.S. Treasury Bonds:
2.88%, 05/15/49	106	(113,718)
3.00%, 02/15/49	324	(355,843)
U.S. Treasury Notes:
2.25%, 04/30/24	207	(211,698)

Security	Par (000)		Value

Borrowed Bonds (continued)
2.38%, 05/15/29	USD	517	$(534,267)
2.63%, 02/15/29		1,312	(1,383,545)
3.13%, 11/15/28		23	(25,227)

			(2,624,298)

Total U.S. Treasury Obligations — (0.5)% (Proceeds: $2,531,007)			(2,624,298)

Total Borrowed Bonds — (0.5)% (Proceeds: $2,558,271)			(2,652,771)

TBA Sale Commitments — (5.2)%(r)

Mortgage-Backed Securities — (5.2)%
Government National Mortgage Association:
3.00%, 07/15/49		3,847	(3,931,303)
3.50%, 07/15/49		1,276	(1,318,335)
4.00%, 07/15/49		142	(147,203)
4.50%, 07/15/49		500	(526,480)
Uniform Mortgage-Backed Securities:
2.50%, 06/25/34 - 07/25/34		212	(213,677)
3.50%, 07/25/34 - 08/25/49		7,784	(7,958,285)
4.00%, 07/25/34		361	(374,749)
4.50%, 06/25/49 - 07/25/49		6,007	(6,276,753)
3.00%, 07/25/49		3,326	(3,354,388)
5.00%, 07/25/49		694	(733,593)
5.50%, 07/25/49		455	(485,299)
6.00%, 07/25/49		280	(306,600)

Total TBA Sale Commitments — (5.2)% (Proceeds: $25,548,938)			(25,626,665)

Investments Sold Short — (0.0)%

U.S. Treasury Obligations — (0.0)%
U.S. Treasury Notes, 2.38%, 05/15/29		116	(119,874)

Total U.S. Treasury Obligations — (0.0)% (Proceeds: $119,888)			(119,874)

Total Investments Sold Short — (0.0)% (Proceeds: $119,888)			(119,874)

Total Investments Net of Options Written, Borrowed Bonds, TBA Sale Commitments and Investments Sold Short — 104.1% (Cost: $486,969,422)			511,607,712

Liabilities in Excess of Other Assets — (4.1)%			(20,040,476)

Net Assets — 100.0%			$491,567,236

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Security, or a portion of the security, is on loan.
(g)	Non-income producing security.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Convertible security.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(m)	When-issued security.
(n)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(o)	Zero-coupon bond.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(q)	Variable rate security. Rate shown is the rate in effect as of period end.
(r)	Represents or includes a TBA transaction.
(s)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(u)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(v)	The amount to be repurchased assumes the maturity will be the day after the period end.
(w)	Rates are discount rates or a range of discount rates as of period end.
(x)	Annualized 7-day yield as of period end.
(y)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold		Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,808,467	—		(55,592	)(b)	5,752,875	$5,752,875	$145,642		$—	$—
SL Liquidity Series, LLC, Money Market Series	5,719,066	8,775,204	(c)	—		14,494,270	14,498,618	18,733	(d)	3,637	563
BlackRock Allocation Target Shares- BATS Series A	—	123,885		—		123,885	1,250,000	1,855		—	—
iShares Edge MSCI Multifactor USA ETF(e)	12,018	—		(12,018)		—	—	—		(12,135)	52,879
iShares iBoxx $ High Yield Corporate Bond ETF(e)	11,100	—		(11,100)		—	—	—		(12,573)	10,012
iShares J.P. Morgan USD Emerging Markets Bond ETF(e)	5,333	—		(5,333)		—	—	—		(220)	53

							$21,501,493	$166,230		$(21,291)	$63,507

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Bank of America Securities, Inc.	2.75%	06/28/19	07/01/19	$472,407	$472,515	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	2,163,825	2,164,321	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	1,256,138	1,256,426	U.S. Treasury Obligations	Overnight

				$3,892,370	$3,893,262

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund	32	09/06/19	$6,286	$21,940
Euro-Buxl	4	09/06/19	923	15,842
U.S. Treasury Ultra Bond	65	09/19/19	11,542	291,442
S&P 500 E-Mini Index	128	09/20/19	18,843	301,429
U.S. Treasury 2 Year Note	104	09/30/19	22,379	21,148
U.S. Treasury 5 Year Note	95	09/30/19	11,225	47,827

				699,628

Short Contracts
U.S. Treasury 10 Year Note	298	09/19/19	38,135	(732,487)
U.S. Treasury 10 Year Ultra Note	14	09/19/19	1,934	(13,134)
U.S. Treasury Long Bond	9	09/19/19	1,400	(16,003)

				(761,624)

				$(61,996)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	219,450	USD	57,000	Bank of America NA	07/02/19	$149
BRL	127,100	USD	33,000	Citibank NA	07/02/19	99
BRL	367,023	USD	94,000	Credit Suisse International	07/02/19	1,580
BRL	115,588	USD	29,000	Goldman Sachs International	07/02/19	1,101
BRL	163,259	USD	42,000	Morgan Stanley & Co. International plc	07/02/19	515
USD	119,796	MXN	2,295,000	Deutsche Bank AG	07/03/19	246
TWD	1,201,180	USD	38,000	BNP Paribas SA	07/05/19	727
TWD	279,241	USD	8,890	UBS AG	07/05/19	113
TRY	110,173	USD	18,757	UBS AG	07/08/19	207
ZAR	495,859	USD	34,200	Citibank NA	07/08/19	978
TRY	88,992	USD	14,000	UBS AG	07/10/19	1,301
IDR	800,800,000	USD	56,000	BNP Paribas SA	07/16/19	617
COP	121,471,000	USD	37,000	UBS AG	07/17/19	761
EGP	276,323	USD	15,781	Citibank NA	07/17/19	680
EGP	213,713	USD	12,219	JPMorgan Chase Bank NA	07/17/19	512
USD	37,000	COP	118,474,000	Natwest Markets plc	07/17/19	170
CLP	26,505,000	USD	38,000	Morgan Stanley & Co. International plc	07/24/19	1,128
IDR	2,610,790,000	USD	182,000	Bank of America NA	07/24/19	2,379
IDR	1,952,472,863	USD	137,796	Citibank NA	07/24/19	92
KRW	66,764,100	USD	57,000	Bank of America NA	07/24/19	716
MXN	907,124	USD	47,000	Bank of America NA	07/24/19	88
MXN	733,184	USD	38,000	Morgan Stanley & Co. International plc	07/24/19	59
PLN	214,257	USD	57,000	Bank of America NA	07/24/19	421
PLN	45,748	USD	12,027	BNP Paribas SA	07/24/19	234
PLN	114,352	USD	30,067	Deutsche Bank AG	07/24/19	579
PLN	18,658	USD	4,906	JPMorgan Chase Bank NA	07/24/19	95
TRY	111,682	USD	19,000	Bank of America NA	07/24/19	49
TRY	224,247	USD	38,000	BNP Paribas SA	07/24/19	248
USD	38,000	CLP	25,733,600	Credit Suisse International	07/24/19	11
USD	75,000	KRW	86,752,500	Bank of America NA	07/24/19	5
USD	104,000	KRW	120,172,800	BNP Paribas SA	07/24/19	114
USD	38,000	MXN	728,745	Bank of America NA	07/24/19	172
USD	21,733	MXN	417,915	Barclays Bank plc	07/24/19	40
USD	100,302	MXN	1,930,382	BNP Paribas SA	07/24/19	99
USD	38,000	MXN	725,238	Citibank NA	07/24/19	354
USD	47,000	PLN	175,232	Deutsche Bank AG	07/24/19	37
USD	38,000	RUB	2,397,800	BNP Paribas SA	07/24/19	188

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	867,637	USD	59,295	Bank of America NA	07/24/19	$2,133
ZAR	1,533,862	USD	107,118	BNP Paribas SA	07/24/19	1,478
ZAR	174,479	USD	12,118	Morgan Stanley & Co. International plc	07/24/19	235
ZAR	312,782	USD	21,470	UBS AG	07/24/19	675
BRL	729,616	USD	189,000	Credit Suisse International	08/02/19	448
USD	1,109,101	EUR	972,000	UBS AG	08/06/19	558
ARS	658,000	USD	14,000	BNP Paribas SA	08/21/19	351
USD	259,225	MXN	5,012,403	Barclays Bank plc	08/21/19	316
EGP	1,003,750	USD	55,000	Citibank NA	09/09/19	3,810
BRL	1,005,049	USD	259,000	Morgan Stanley & Co. International plc	09/18/19	747
CAD	49,566	USD	37,000	BNP Paribas SA	09/18/19	905
CAD	68,139	USD	52,000	Citibank NA	09/18/19	108
CHF	444,000	JPY	48,821,188	Citibank NA	09/18/19	2,631
EUR	23,085,374	USD	26,221,430	Bank of America NA	09/18/19	194,123
JPY	15,967,927	USD	148,000	Standard Chartered Bank	09/18/19	971
NZD	370,000	SEK	2,266,945	Bank of America NA	09/18/19	3,430
USD	148,000	SEK	1,360,386	Bank of America NA	09/18/19	672
USD	623,000	TWD	19,213,320	Bank of America NA	09/18/19	299
USD	570,680	EUR	440,000	Deutsche Bank AG	12/13/19	63,865
USD	574,376	EUR	440,000	Deutsche Bank AG	02/25/20	64,925
JPY	59,510,000	USD	551,427	JPMorgan Chase Bank NA	03/16/20	10,852
USD	594,031	JPY	59,510,000	HSBC Bank plc	03/16/20	31,752

						402,148

USD	37,512	BRL	145,040	BNP Paribas SA	07/02/19	(259)
USD	189,000	BRL	727,461	Credit Suisse International	07/02/19	(446)
USD	28,488	BRL	110,810	Morgan Stanley & Co. International plc	07/02/19	(369)
EUR	972,000	USD	1,106,039	UBS AG	07/03/19	(684)
USD	374,668	EUR	334,000	Bank of America NA	07/03/19	(5,156)
USD	723,921	EUR	643,000	BNP Paribas SA	07/03/19	(7,295)
USD	46,890	TWD	1,467,188	BNP Paribas SA	07/05/19	(413)
USD	18,757	TRY	110,454	Citibank NA	07/08/19	(256)
USD	22,550	ZAR	326,265	BNP Paribas SA	07/08/19	(597)
USD	11,650	ZAR	169,350	Goldman Sachs International	07/08/19	(364)
USD	14,000	TRY	91,364	BNP Paribas SA	07/10/19	(1,709)
USD	38,000	IDR	539,334,000	UBS AG	07/15/19	(137)
USD	28,000	IDR	405,496,000	JPMorgan Chase Bank NA	07/16/19	(669)
USD	28,000	IDR	409,500,000	UBS AG	07/16/19	(952)
MXN	730,497	USD	38,000	Bank of America NA	07/24/19	(81)
MXN	2,092,842	USD	108,835	Barclays Bank plc	07/24/19	(198)
MXN	1,093,015	USD	57,000	Citibank NA	07/24/19	(263)
MXN	1,462,710	USD	76,000	JPMorgan Chase Bank NA	07/24/19	(73)
MXN	725,473	USD	38,000	Morgan Stanley & Co. International plc	07/24/19	(342)
RUB	2,398,750	USD	38,000	Deutsche Bank AG	07/24/19	(173)
TRY	333,678	USD	57,000	Bank of America NA	07/24/19	(87)
USD	137,796	IDR	1,976,683,620	Bank of America NA	07/24/19	(1,801)
USD	136,000	IDR	1,927,024,800	Citibank NA	07/24/19	(90)
USD	46,000	IDR	660,744,000	JPMorgan Chase Bank NA	07/24/19	(663)
USD	38,000	IDR	545,984,000	UBS AG	07/24/19	(558)
USD	62,800	MXN	1,210,056	Bank of America NA	07/24/19	(13)
USD	38,000	MXN	732,469	Deutsche Bank AG	07/24/19	(21)
USD	19,000	TRY	113,480	Citibank NA	07/24/19	(355)
USD	57,000	ZAR	808,317	Bank of America NA	07/24/19	(228)
USD	38,000	ZAR	560,054	BNP Paribas SA	07/24/19	(1,652)
USD	20,500	ZAR	295,956	Goldman Sachs International	07/24/19	(453)
USD	57,000	ZAR	809,149	HSBC Bank plc	07/24/19	(287)
USD	27,500	ZAR	400,527	UBS AG	07/24/19	(857)
USD	212,373	IDR	3,124,555,885	Citibank NA	08/07/19	(7,852)
USD	192,253	RUB	12,495,058	HSBC Bank plc	08/07/19	(4,401)
USD	148,402	RUB	9,755,316	Morgan Stanley & Co. International plc	08/07/19	(5,132)
USD	78,096	IDR	1,137,072,110	Goldman Sachs International	08/08/19	(2,036)
USD	4,066	IDR	59,081,685	UBS AG	08/08/19	(98)
USD	211,369	IDR	3,124,555,885	Citibank NA	08/14/19	(8,641)

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	38,000	ARS	1,958,900	Bank of America NA	08/21/19	$(4,724)
USD	295,358	ZAR	4,358,070	Bank of America NA	08/21/19	(12,057)
USD	224,230	ZAR	3,282,000	BNP Paribas SA	08/21/19	(7,280)
ZAR	2,674,958	USD	188,703	Bank of America NA	08/21/19	(13)
ARS	880,650	USD	19,000	Citibank NA	09/03/19	(154)
JPY	16,365,995	CHF	148,000	Citibank NA	09/18/19	(16)
JPY	32,441,386	CHF	296,000	HSBC Bank plc	09/18/19	(2,744)
JPY	66,732,956	USD	623,000	Bank of America NA	09/18/19	(421)
JPY	66,696,972	USD	623,000	Morgan Stanley & Co. International plc	09/18/19	(757)
SEK	2,278,275	NZD	370,000	Bank of America NA	09/18/19	(2,202)
SEK	1,365,427	USD	148,000	Bank of America NA	09/18/19	(126)
USD	89,000	CAD	118,381	Bank of America NA	09/18/19	(1,530)
USD	148,000	JPY	15,898,308	JPMorgan Chase Bank NA	09/18/19	(322)
USD	623,000	SGD	842,277	HSBC Bank plc	09/18/19	(277)
EUR	440,000	USD	538,349	JPMorgan Chase Bank NA	12/13/19	(31,533)
EUR	440,000	USD	542,232	JPMorgan Chase Bank NA	02/25/20	(32,781)

						(152,598)

	Net Unrealized Appreciation					$249,550

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down and Out	BNP Paribas SA	07/01/19	KRW	1,180.00	KRW	1,148.00	USD	96	$427
USD Currency	Down and Out	Deutsche Bank AG	07/11/19	BRL	3.87	BRL	3.74	USD	75	372
USD Currency	Up and In	Deutsche Bank AG	08/09/19	CNH	7.10	CNH	7.10	USD	4	248

										$1,047

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International plc	07/01/19	BRL	4.00	USD	64	$—
USD Currency	Morgan Stanley & Co. International plc	07/05/19	KRW	1,195.00	USD	38	2
USD Currency	BNP Paribas SA	07/11/19	TWD	31.60	USD	95	37
USD Currency	HSBC Bank plc	07/11/19	TWD	31.20	USD	76	146
USD Currency	Deutsche Bank AG	07/12/19	TRY	6.65	USD	46	1
USD Currency	BNP Paribas SA	07/18/19	TWD	31.50	USD	95	89
USD Currency	Bank of America NA	07/19/19	CAD	1.36	USD	75	5
USD Currency	Bank of America NA	07/24/19	TWD	31.10	USD	95	375
USD Currency	HSBC Bank plc	07/26/19	CNH	7.03	USD	14,316	22,102
USD Currency	Bank of America NA	07/30/19	CAD	1.33	USD	76	168
USD Currency	JPMorgan Chase Bank NA	07/30/19	TWD	31.10	USD	473	2,072
AUD Currency	HSBC Bank plc	07/31/19	USD	0.71	AUD	81	347
EUR Currency	Bank of America NA	08/01/19	USD	1.15	EUR	4,565	18,780

							44,124

Put
USD Currency	Bank of America NA	07/02/19	MXN	19.00	USD	56	31
AUD Currency	Bank of America NA	07/03/19	USD	0.68	AUD	81	1
AUD Currency	BNP Paribas SA	07/03/19	USD	0.68	AUD	81	1
USD Currency	JPMorgan Chase Bank NA	07/03/19	PLN	3.75	USD	75	487
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,165.00	USD	76	682
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,150.00	USD	113	254
USD Currency	Morgan Stanley & Co. International plc	07/05/19	KRW	1,140.00	USD	113	71
USD Currency	Deutsche Bank AG	07/09/19	MXN	19.06	USD	76	225

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

OTC Currency Options Purchased (continued)

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	BNP Paribas SA	07/11/19	IDR	14,100.00	USD	114	$430
USD Currency	Deutsche Bank AG	07/11/19	BRL	3.78	USD	75	303
USD Currency	Deutsche Bank AG	07/11/19	IDR	14,400.00	USD	76	1,464
GBP Currency	Barclays Bank plc	07/15/19	USD	1.25	GBP	1,460	1,273
USD Currency	Bank of America NA	07/19/19	BRL	4.02	USD	76	3,674
USD Currency	HSBC Bank plc	08/12/19	KRW	1,125.00	USD	340	584
USD Currency	Deutsche Bank AG	08/23/19	KRW	1,125.00	USD	76	179
USD Currency	JPMorgan Chase Bank NA	09/03/19	KRW	1,125.00	USD	468	1,411

							11,070

							$55,194

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	07/01/19	BRL	4.00	USD	64	$—
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,195.00	USD	38	(2)
USD Currency	Deutsche Bank AG	07/11/19	BRL	3.95	USD	75	(155)
USD Currency	HSBC Bank plc	07/11/19	TWD	31.60	USD	95	(37)
USD Currency	Deutsche Bank AG	07/12/19	TRY	7.20	USD	46	—
USD Currency	HSBC Bank plc	07/26/19	CNH	6.96	USD	4,772	(13,126)
USD Currency	Bank of America NA	08/22/19	TWD	31.60	USD	95	(213)
USD Currency	Deutsche Bank AG	08/23/19	KRW	1,195.00	USD	76	(190)

							(13,723)

Put
AUD Currency	Citibank NA	07/03/19	USD	0.68	AUD	162	(2)
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,140.00	USD	113	(72)
USD Currency	Deutsche Bank AG	07/11/19	IDR	14,100.00	USD	114	(429)
GBP Currency	Citibank NA	07/15/19	USD	1.25	GBP	1,460	(1,261)
USD Currency	Bank of America NA	07/19/19	BRL	3.92	USD	114	(2,978)
AUD Currency	HSBC Bank plc	07/31/19	USD	0.69	AUD	81	(127)

							(4,869)

							$(18,592)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
2.15%	At Termination	1 month USCPI	At Termination	04/15/29	USD	1,856	$(38,828)	$—	$(38,828)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	USD	4,735	$(103,709)	$(97,835)	$(5,874)

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	9,354	$2,330	$—	$2,330
3 month BA	Semi-Annual	1.71%	Semi-Annual	N/A		06/20/21	CAD	6,340	(6,411)	—	(6,411)
6.73%	Quarterly	3 month JIBAR	Quarterly	09/18/19	(a)	09/18/21	ZAR	7,502	(451)	—	(451)
6.74%	Quarterly	3 month JIBAR	Quarterly	09/18/19	(a)	09/18/21	ZAR	7,502	(549)	—	(549)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	1,575	431	—	431
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	2,077	584	—	584
28 day MXIBTIIE	Monthly	8.13%	Monthly	N/A		02/02/24	MXN	2,286	4,122	—	4,122
28 day MXIBTIIE	Monthly	8.14%	Monthly	N/A		02/05/24	MXN	1,643	2,981	—	2,981
28 day MXIBTIIE	Monthly	7.81%	Monthly	N/A		05/27/24	MXN	4,755	5,640	—	5,640
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	2,027	(5,249)	—	(5,249)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	65	1,570	—	1,570
		6 month
0.16%	Annual	EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	1,880	(7,875)	—	(7,875)
		6 month
0.15%	Annual	EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	951	(3,275)	—	(3,275)
		6 month
0.20%	Annual	EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	1,880	(15,900)	—	(15,900)
		6 month
0.14%	Annual	EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	951	(2,370)	—	(2,370)

									$(24,422)	$—	$(24,422)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	209	$(1,363)	$369	$(1,732)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	209	(1,530)	657	(2,187)
Argentine Republic	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	15	2,442	1,997	445
Argentine Republic	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	9	1,466	1,144	322
Argentine Republic	5.00%	Quarterly	HSBC Bank plc	06/20/24	USD	11	1,791	1,340	451
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	230	5,252	7,392	(2,140)
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	60	1,370	1,928	(558)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/24	USD	482	11,006	14,367	(3,361)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/24	USD	279	6,370	9,064	(2,694)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/24	USD	73	1,667	2,371	(704)
Republic of Colombia	1.00%	Quarterly	Citibank NA	06/20/24	USD	22	(97)	205	(302)
Republic of Turkey	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	75	9,487	7,136	2,351
Republic of Turkey	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	70	8,856	6,711	2,145
State of Qatar	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	55	(971)	(800)	(171)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/24	USD	58	286	976	(690)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/24	USD	225	1,102	3,757	(2,655)
United Mexican States	1.00%	Quarterly	HSBC Bank plc	06/20/24	USD	94	460	1,619	(1,159)
United Mexican States	1.00%	Quarterly	HSBC Bank plc	06/20/24	USD	361	1,770	6,235	(4,465)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	60	(613)	700	(1,313)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	50	(510)	592	(1,102)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	50	(510)	584	(1,094)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	40	(409)	469	(878)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	110	(1,124)	1,382	(2,506)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	2	66	113	(47)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	43	(373)	(6)	(367)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	96	(828)	(72)	(756)

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	20	$2,003	$1,875	$128

							$47,066	$72,105	$(25,039)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	209	$1,363	$(426)	$1,789
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	209	1,530	(574)	2,104
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	8	(32)	(837)	805
CMBX.NA.3.AM	0.50%	Monthly	Goldman Sachs International	12/13/49	NR	USD	17	(64)	(1,670)	1,606
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	—	—	(3)	3
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	13	195	(693)	888
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	20	300	(1,928)	2,228
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	11	(361)	(1,298)	937
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	12	(394)	(1,035)	641
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	NR	USD	5	(159)	(420)	261
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB	USD	20	(2,003)	(1,550)	(453)

								$375	$(10,434)	$10,809

(a)	Using S&P Global Rating’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	550	$(15,171)	$—	$(15,171)
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	850	14,468	—	14,468
1 day BZDIOVER	At Termination	8.49%	At Termination	Citibank NA	01/02/25	BRL	878	21,182	—	21,182
		28 day
5.73%	Monthly	MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	940	3,528	—	3,528
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	836	(1,923)	—	(1,923)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	1,010	(2,602)	—	(2,602)
		28 day
6.31%	Monthly	MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	3,807	10,158	—	10,158
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	116	(339)	—	(339)

								$29,301	$—	$29,301

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 month USCPI	U.S. Consumer Price Index	1.60%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.49%
3 month BA	Canadian Bankers Acceptances	1.97%
3 month JIBAR	Johannesburg Interbank Average Rate	7.03%
3 month LIBOR	London Interbank Offered Rate	2.32%
6 month EURIBOR	Euro Interbank Offered Rate	(0.31%)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(97,835)	$17,658	$(86,782)	$—
OTC Swaps	72,983	(11,312)	66,440	(51,369)	—
Options Written	N/A	N/A	13,371	(2,467)	(18,592)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$301,429	$—	$398,199	$—	$699,628
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	402,148	—	—	402,148
Options purchased
Investments at value — unaffiliated (b)	—	—	—	56,241	—	—	56,241
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	17,658	—	17,658
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	90,087	—	—	49,336	—	139,423

	$—	$90,087	$301,429	$458,389	$465,193	$—	$1,315,098

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	761,624	—	761,624
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	152,598	—	—	152,598
Options written
Options written at value	—	—	—	18,592	—	—	18,592
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	5,874	—	—	42,080	38,828	86,782
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	42,646	—	—	20,035	—	62,681

	$—	$48,520	$—	$171,190	$823,739	$38,828	$1,082,277

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
(b)	Includes options purchased at value as reported in the Schedule of Investments.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,386,841	$—	$3,426,376	$—	$5,813,217
Forward foreign currency exchange contracts	—	—	—	(755,595)	—	—	(755,595)
Options purchased (a)	—	—	—	(104,306)	(38,684)	—	(142,990)
Options written	—	—	—	87,256	1,172	—	88,428
Swaps	—	(73,238)	—	1,171	67,935	(48,287)	(52,419)

	$—	$(73,238)	$2,386,841	$(771,474)	$3,456,799	$(48,287)	$4,950,641

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	1,428,560	—	(1,241,242)	—	187,318
Forward foreign currency exchange contracts	—	—	—	466,913	—	—	466,913
Options purchased (b)	—	—	—	(15,965)	(34,448)	—	(50,413)
Options written	—	—	—	12,252	26,247	—	38,499
Swaps	—	(23,910)	—	1,060	2,649	(41,719)	(61,920)

	$—	$(23,910)	$1,428,560	$464,260	$(1,246,794)	$(41,719)	$580,397

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$95,152,620
Average notional value of contracts — short	29,174,385
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	8,827,648
Average amounts sold — in USD	27,442,323
Options:
Average value of option contracts purchased	52,500
Average value of option contracts written	28,914
Average notional value of swaption contracts purchased	—	(a)
Average notional value of swaption contracts written	—	(a)
Credit default swaps:
Average notional value — buy protection	6,040,132
Average notional value — sell protection	534,946
Interest rate swaps:
Average notional value — pays fixed rate	10,078,127
Average notional value — receives fixed rate	14,388,656
Currency swaps:
Average notional value — pays fixed rate	—	(a)
Average notional value — receives fixed rate	—	(a)
Inflation swaps:
Average notional value — pays fixed rate	2,985,959
Average notional value — receives fixed rate	4,314,447

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$103,585	$27,277
Forward foreign currency exchange contracts	402,148	152,598
Options (a)	56,241	18,592
Swaps — Centrally cleared	—	18,062
Swaps — OTC (b)	139,423	62,681

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$701,397	$279,210
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(103,585)	(45,339)

Total derivative assets and liabilities subject to an MNA	$597,812	$233,871

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$233,644	$(36,505)	$—	$—	$197,139
Barclays Bank plc	4,071	(198)	—	—	3,873
BNP Paribas SA	24,752	(21,903)	—	—	2,849
Citibank NA	60,674	(31,898)	—	—	28,776
Credit Suisse International	3,544	(3,544)	—	—	—
Deutsche Bank AG	144,134	(19,743)	—	—	124,391
Goldman Sachs International	7,289	(7,144)	—	—	145
HSBC Bank plc	64,576	(26,623)	—	—	37,953
JPMorgan Chase Bank NA	33,306	(33,306)	—	—	—
JPMorgan Securities LLC	2,905	(1,455)	—	—	1,450
Morgan Stanley & Co. International plc	14,161	(12,096)	—	—	2,065
Natwest Markets plc	170	—	—	—	170
Standard Chartered Bank	971	—	—	—	971
UBSAG	3,615	(3,286)	—	—	329

	$597,812	$(197,701)	$—	$—	$400,111

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$36,505	$(36,505)	$—	$—	$—
Barclays Bank plc	198	(198)	—	—	—
BNP Paribas SA	21,903	(21,903)	—	—	—
Citibank NA	31,898	(31,898)	—	—	—
Credit Suisse International	4,599	(3,544)	—	—	1,055
Deutsche Bank AG	19,743	(19,743)	—	—	—
Goldman Sachs International	7,144	(7,144)	—	—	—
HSBC Bank plc	26,623	(26,623)	—	—	—
JPMorgan Chase Bank NA	68,421	(33,306)	—	—	35,115
JPMorgan Securities LLC	1,455	(1,455)	—	—	—
Morgan Stanley & Co. International plc	12,096	(12,096)	—	—	—
UBSAG	3,286	(3,286)	—	—	—

	$233,871	$(197,701)	$—	$—	$36,170

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Balanced Capital Portfolio

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$17,244,938	$1,226,667	$18,471,605
Common Stocks (a)	292,906,895	—	—	292,906,895
Corporate Bonds (a)	—	63,313,441	—	63,313,441
Foreign Agency Obligations (a)	—	876,370	—	876,370
Foreign Government Obligations (a)	—	6,116,951	—	6,116,951
Investment Companies	1,250,000	—	—	1,250,000
Municipal Bonds	—	11,111,926	—	11,111,926
Non-Agency Mortgage-Backed Securities	—	10,085,390	934,379	11,019,769
Capital Trusts (a)	—	610,392	—	610,392
U.S. Government Sponsored Agency Securities	—	80,684,153	—	80,684,153
U.S. Treasury Obligations	—	30,362,989	—	30,362,989
Short-Term Securities:
Borrowed Bond Agreements	—	2,651,525	—	2,651,525
Foreign Government Obligations (a)	—	256,636	—	256,636
Money Market Funds	5,838,103	—	—	5,838,103
Options Purchased:
Foreign currency exchange contracts	—	56,241	—	56,241
Liabilities:
Investments:
Borrowed Bonds	—	(2,652,771)	—	(2,652,771)
TBA Sale Commitments	—	(25,626,665)	—	(25,626,665)
Investment Sold Short
U.S. Treasury Obligations	—	(119,874)	—	(119,874)

Subtotal	$299,994,998	$194,971,642	$2,161,046	$497,127,686

Investments valued at NAV (b)				14,498,618

Total Investments				$511,626,304

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$17,104	$—	$17,104
Equity contracts	301,429	—	—	301,429
Foreign currency exchange contracts	—	402,148	—	402,148
Interest rate contracts	398,199	66,994	—	465,193
Liabilities:
Credit contracts	—	(37,208)	—	(37,208)
Foreign currency exchange contracts	—	(171,190)	—	(171,190)
Interest rate contracts	(761,624)	(62,115)	—	(823,739)
Other contracts	—	(38,828)	—	(38,828)

	$(61,996)	$176,905	$—	$114,909

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) June 30, 2019	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Aerospace & Defense — 2.4%
Boeing Co. (The)	12,592	$4,583,614

Automobiles — 0.3%
Ferrari NV	3,759	606,778

Beverages — 2.2%
Constellation Brands, Inc., Class A	21,577	4,249,374

Biotechnology — 1.1%
Vertex Pharmaceuticals, Inc.(a)	11,033	2,023,232

Capital Markets — 3.6%
CME Group, Inc.(b)	16,686	3,238,919
S&P Global, Inc.	16,331	3,720,039

		6,958,958

Chemicals — 1.6%
Linde plc	1,534	308,027
Sherwin-Williams Co. (The)	5,973	2,737,366

		3,045,393

Construction Materials — 1.4%
Vulcan Materials Co.	18,888	2,593,511

Electronic Equipment, Instruments & Components — 0.8%
Keysight Technologies, Inc.(a)	17,414	1,563,951

Entertainment — 3.0%
Netflix, Inc.(a)	15,591	5,726,886

Equity Real Estate Investment Trusts (REITs) — 1.8%
SBA Communications Corp.(a)	15,651	3,518,971

Health Care Equipment & Supplies — 7.0%
Align Technology, Inc.(a)	13,781	3,771,860
Becton Dickinson and Co.(b)	9,665	2,435,676
Boston Scientific Corp.(a)	89,944	3,865,793
Intuitive Surgical, Inc.(a)	6,220	3,262,701
		13,336,030

Health Care Providers & Services — 3.6%
Centene Corp.(a)	18,929	992,637
UnitedHealth Group, Inc.	24,134	5,888,937

		6,881,574

Hotels, Restaurants & Leisure — 1.3%
Domino’s Pizza, Inc.	8,997	2,503,685

Industrial Conglomerates — 2.0%
Honeywell International, Inc.	7,358	1,284,633
Roper Technologies, Inc.	6,726	2,463,465

		3,748,098

Interactive Media & Services — 9.4%
Alphabet, Inc., Class A(a)	4,725	5,116,230
Facebook, Inc., Class A(a)	23,255	4,488,215
IAC/InterActiveCorp(a)	18,191	3,957,088
Tencent Holdings Ltd.	97,300	4,401,796

		17,963,329

Internet & Direct Marketing Retail — 13.1%
Alibaba Group Holding Ltd., ADR(a)	16,361	2,772,371
Amazon.com, Inc.(a)	8,842	16,743,477
Booking Holdings, Inc.(a)	571	1,070,459
MercadoLibre, Inc.	7,345	4,493,451

		25,079,758

Security	Shares	Value

IT Services — 10.9%
Mastercard, Inc., Class A	31,293	$8,277,937
PayPal Holdings, Inc.(a)	26,416	3,023,576
Visa, Inc., Class A	54,729	9,498,218

		20,799,731

Life Sciences Tools & Services — 3.1%(a)
Illumina, Inc.	8,694	3,200,696
IQVIA Holdings, Inc.	16,735	2,692,662

		5,893,358

Machinery — 1.1%
Xylem, Inc.	23,873	1,996,738

Pharmaceuticals — 1.0%
Zoetis, Inc.(b)	16,967	1,925,585

Professional Services — 4.0%
CoStar Group, Inc.(a)	10,132	5,613,736
TransUnion	26,896	1,977,125

		7,590,861

Road & Rail — 1.6%
Union Pacific Corp.	17,985	3,041,443

Semiconductors & Semiconductor Equipment — 3.0%
ASML Holding NV (Registered), NYRS	18,084	3,760,206
Xilinx, Inc.	16,122	1,901,106

		5,661,312

Software — 18.0%
Adobe, Inc.(a)	16,878	4,973,102
Autodesk, Inc.(a)	15,587	2,539,122
Intuit, Inc.	17,981	4,698,975
Microsoft Corp.	80,730	10,814,591
PTC, Inc.(a)	19,776	1,775,094
salesforce.com, Inc.(a)	36,575	5,549,525
ServiceNow, Inc.(a)	14,875	4,084,229

		34,434,638

Specialty Retail — 1.1%
Burlington Stores, Inc.(a)	12,335	2,098,800

Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc., Class B	22,375	1,878,381

Total Common Stocks — 99.4% (Cost: $126,958,452)		189,703,989

Preferred Stocks — 0.6%

Software — 0.6%
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $1,152,906)(a)(c)(d)	188,076	1,224,375

Total Preferred Stocks — 0.6% (Cost: $1,152,906)		1,224,375

Total Long-Term Investments — 100.0% (Cost: $128,111,358)		190,928,364

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 2.0%(e)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	203,962	$203,962
SL Liquidity Series, LLC, Money Market Series, 2.55%(f)	3,537,269	3,538,330

Total Short-Term Securities — 2.0% (Cost: $3,742,292)		3,742,292

Total Investments — 102.0% (Cost: $131,853,650)		194,670,656

Liabilities in Excess of Other Assets — (2.0)%		(3,762,328)

Net Assets — 100.0%		$190,908,328

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,224,375, representing 0.64% of its net assets as of period end, and an original cost of $1,152,906.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,749,583	(3,545,621)	203,962	$203,962	$10,031		$—	$—
SL Liquidity Series, LLC, Money Market Series	4,608,561	(1,071,292)	3,537,269	3,538,330	4,927	(b)	478	99

				$3,742,292	$14,958		$478	$99

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Capital Appreciation Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$4,583,614	$—	$—	$4,583,614
Automobiles	606,778	—	—	606,778
Beverages	4,249,374	—	—	4,249,374
Biotechnology	2,023,232	—	—	2,023,232
Capital Markets	6,958,958	—	—	6,958,958
Chemicals	3,045,393	—	—	3,045,393
Construction Materials	2,593,511	—	—	2,593,511
Electronic Equipment, Instruments & Components	1,563,951	—	—	1,563,951
Entertainment	5,726,886	—	—	5,726,886
Equity Real Estate Investment Trusts (REITs)	3,518,971	—	—	3,518,971
Health Care Equipment & Supplies	13,336,030	—	—	13,336,030
Health Care Providers & Services	6,881,574	—	—	6,881,574
Hotels, Restaurants & Leisure	2,503,685	—	—	2,503,685
Industrial Conglomerates	3,748,098	—	—	3,748,098
Interactive Media & Services	13,561,533	4,401,796	—	17,963,329
Internet & Direct Marketing Retail	25,079,758	—	—	25,079,758
IT Services	20,799,731	—	—	20,799,731
Life Sciences Tools & Services	5,893,358	—	—	5,893,358
Machinery	1,996,738	—	—	1,996,738
Pharmaceuticals	1,925,585	—	—	1,925,585
Professional Services	7,590,861	—	—	7,590,861
Road & Rail	3,041,443	—	—	3,041,443
Semiconductors & Semiconductor Equipment	5,661,312	—	—	5,661,312
Software	34,434,638	—	—	34,434,638
Specialty Retail	2,098,800	—	—	2,098,800
Textiles, Apparel & Luxury Goods	1,878,381	—	—	1,878,381
Preferred Stocks (a)	—	—	1,224,375	1,224,375
Short-Term Securities	203,962	—	—	203,962

Subtotal	$185,506,155	$4,401,796	$1,224,375	$191,132,326

Investments valued at NAV (b)				3,538,330

Total Investments				$194,670,656

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 57.0%

Argentina — 0.0%
YPF SA, ADR	366	$6,665

Australia — 0.3%
AGL Energy Ltd.	2,166	30,462
CSL Ltd.	15	2,271
Goodman Group	85	898
Newcrest Mining Ltd.	17,020	382,375
Quintis HoldCo Pty. Ltd. (Acquired 10/22/18, cost $115,835)(a)(b)(c)	218,994	170,657
Rio Tinto Ltd.	80	5,858
South32 Ltd.	1,932	4,331

		596,852

Brazil — 0.6%
Ambev SA	459	2,137
Azul SA, ADR(b)(d)	18,170	607,605
Banco do Brasil SA	364	5,098
Banco Santander Brasil SA	300	3,582
Engie Brasil Energia SA	100	1,135
Notre Dame Intermedica Participacoes SA	35,380	368,639
Petrobras Distribuidora SA	2,366	15,398

		1,003,594

Canada — 1.7%
Bank of Montreal	154	11,633
Barrick Gold Corp.	3,898	61,526
Canadian National Railway Co.	258	23,878
Canadian Pacific Railway Ltd.	72	16,958
Enbridge, Inc.	23,984	866,285
Fairfax Financial Holdings Ltd.	7	3,436
Imperial Oil Ltd.	426	11,795
Magna International, Inc.	342	17,017
Nutrien Ltd.	178	9,522
Rogers Communications, Inc., Class B	139	7,441
Suncor Energy, Inc.	23,166	722,638
TC Energy Corp.	18,445	914,398
Teck Resources Ltd., Class B	117	2,700
Thomson Reuters Corp.	457	29,481
Wheaton Precious Metals Corp.	14,271	345,128

		3,043,836

Chile — 0.0%
Cia Cervecerias Unidas SA, ADR(d)	1,565	44,211

China — 1.5%
Agile Group Holdings Ltd.	6,000	8,032
Agricultural Bank of China Ltd., Class H	11,000	4,604
Alibaba Group Holding Ltd., ADR(b)	6,365	1,078,549
Anhui Conch Cement Co. Ltd., Class A	800	4,838
Anhui Conch Cement Co. Ltd., Class H	2,000	12,515
Baidu, Inc., ADR(b)	80	9,389
Bank of China Ltd., Class H	3,000	1,266
Beijing Capital International Airport Co. Ltd., Class H	4,000	3,506
Beijing Enterprises Holdings Ltd.	1,500	7,625
BYD Electronic International Co. Ltd.	2,000	2,862
CGN Power Co. Ltd., Class H(e)	13,000	3,578
China CITIC Bank Corp. Ltd., Class H	14,000	7,973
China Construction Bank Corp., Class H	6,000	5,172
China Hongqiao Group Ltd.	9,500	6,701
China Longyuan Power Group Corp. Ltd., Class H	3,000	1,928
China Mobile Ltd.	2,000	18,207

Security	Shares	Value

China (continued)
China Petroleum & Chemical Corp., Class A	8,300	$6,626
China Petroleum & Chemical Corp., Class H	36,000	24,524
China Resources Beer Holdings Co. Ltd.	2,000	9,502
China Resources Cement Holdings Ltd.	14,000	13,554
China Resources Gas Group Ltd.	2,000	9,931
China Resources Pharmaceutical Group Ltd.(e)	500	563
China Resources Power Holdings Co. Ltd.	2,000	2,917
China Shenhua Energy Co. Ltd., Class H	5,500	11,520
CITIC Ltd.	5,000	7,196
CITIC Securities Co. Ltd., Class H	1,000	2,086
CNOOC Ltd.	11,000	18,763
Country Garden Holdings Co. Ltd.	2,000	3,040
Country Garden Services Holdings Co. Ltd.(b)	1,114	2,574
Daqin Railway Co. Ltd., Class A	400	471
Fosun International Ltd.	18,500	24,631
Guotai Junan Securities Co. Ltd., Class H(e)	800	1,425
Industrial & Commercial Bank of China Ltd., Class H	33,000	24,087
JD.com, Inc., ADR(b)	398	12,055
Lenovo Group Ltd.	4,000	3,097
New Oriental Education & Technology Group, Inc., ADR(b)	17	1,642
PetroChina Co. Ltd., Class H	4,000	2,206
Sany Heavy Industry Co. Ltd., Class A	2,500	4,767
Sinopec Engineering Group Co. Ltd., Class H	3,000	2,543
Sinopec Shanghai Petrochemical Co.
Ltd., Class H	28,000	11,151
Tencent Holdings Ltd.	25,200	1,140,033
Tencent Music Entertainment Group, ADR(b)	138	2,069
Tingyi Cayman Islands Holding Corp.	4,000	6,682
Tsingtao Brewery Co. Ltd., Class A	200	1,457
Tsingtao Brewery Co. Ltd., Class H	2,000	12,743
Want Want China Holdings Ltd.	87,000	70,750
Weichai Power Co. Ltd., Class H	1,000	1,691
Wuliangye Yibin Co. Ltd., Class A	100	1,722
Yanzhou Coal Mining Co. Ltd., Class H	6,000	5,611
Yum China Holdings, Inc.	1,842	85,100
Zhejiang Expressway Co. Ltd., Class H	6,000	6,324
Zijin Mining Group Co. Ltd., Class H	20,000	8,128

		2,719,926

Czech Republic — 0.0%
CEZ A/S	2,523	60,972

Denmark — 0.1%
Carlsberg A/S, Class B	239	31,715
Novo Nordisk A/S, Class B	3,417	174,531

		206,246

Finland — 0.0%
Nokia OYJ	3,037	15,127

France — 2.8%
Cie de Saint-Gobain	2,766	108,012
Danone SA	19,573	1,657,289
Dassault Aviation SA	190	273,086

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Eiffage SA	618	$61,077
Electricite de France SA	23	290
Engie SA	254	3,851
EssilorLuxottica SA	1,453	189,358
Kering SA	53	31,282
Orange SA	250	3,943
Publicis Groupe SA	462	24,385
Renault SA	324	20,370
Safran SA	5,592	818,064
Sanofi	2,019	174,486
Societe Generale SA	229	5,780
Sodexo SA	6,198	724,508
TOTAL SA	9,983	559,984
TOTAL SA, ADR(d)	274	15,287
Unibail-Rodamco-Westfield	1,531	229,363
Unibail-Rodamco-Westfield	1,209	181,124
Vivendi SA	486	13,337

		5,094,876

Germany — 1.6%
adidas AG	80	24,750
Allianz SE (Registered)	94	22,671
Bayer AG (Registered)	6,007	416,647
Deutsche Boerse AG	131	18,493
Evonik Industries AG	262	7,634
Fresenius SE & Co. KGaA	13,027	707,366
Knorr-Bremse AG(b)	5,747	640,421
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Registered)	7	1,755
SAP SE	97	13,298
Siemens AG (Registered)	7,656	911,488
Vonovia SE	1,527	72,944

		2,837,467

Hong Kong — 0.8%
CK Asset Holdings Ltd.	500	3,917
CK Infrastructure Holdings Ltd.	9,500	77,428
CLP Holdings Ltd.	6,000	66,119
Hang Lung Properties Ltd.	38,000	90,403
HKT Trust & HKT Ltd.(f)	40,000	63,494
Hongkong Land Holdings Ltd.	3,400	21,915
Hysan Development Co. Ltd.	5,000	25,836
I-CABLE Communications Ltd.(b)	7,664	97
Jardine Matheson Holdings Ltd.	1,700	107,224
Link REIT	5,000	61,527
Power Assets Holdings Ltd.	3,500	25,179
Sino Land Co. Ltd.	12,000	20,125
Sun Hung Kai Properties Ltd.	50,166	851,070
Swire Pacific Ltd., Class A	5,000	61,436
WH Group Ltd.(e)	3,000	3,043
Wharf Real Estate Investment Co. Ltd.	7,000	49,332

		1,528,145

India — 1.0%
Coal India Ltd.	21,928	80,613
HCL Technologies Ltd.	785	12,110
Hero MotoCorp Ltd.	1,857	69,461
Hindustan Petroleum Corp. Ltd.	1,316	5,507
Housing Development Finance Corp. Ltd.	18,997	603,215
Infosys Ltd.	725	7,738
Maruti Suzuki India Ltd.	1,832	173,430
Nestle India Ltd.	3	518
Oil & Natural Gas Corp. Ltd.	20,471	49,751
Reliance Industries Ltd.	43,420	787,947

Security	Shares	Value

India (continued)
Tata Consultancy Services Ltd.	10	$323
Vedanta Ltd.	118	298
Wipro Ltd.	243	989

		1,791,900

Indonesia — 0.0%
Bank Central Asia Tbk. PT	35,200	74,697

Italy — 0.6%
Enel SpA	85,908	599,273
Eni SpA	892	14,832
RAI Way SpA(e)	35,506	212,366
Snam SpA	9,741	48,460
Telecom Italia SpA(b)	257,510	140,589
Telecom Italia SpA	14,887	7,719
UniCredit SpA	852	10,487

		1,033,726

Japan — 6.5%
Aeon Co. Ltd.	300	5,163
AGC, Inc.	100	3,464
Ajinomoto Co., Inc.	36,500	633,229
Alfresa Holdings Corp.	1,800	44,516
Alps Alpine Co. Ltd.	920	15,581
Astellas Pharma, Inc.	40,850	582,144
Canon Marketing Japan, Inc.	1,600	35,003
Daicel Corp.	5,900	52,580
Daikin Industries Ltd.	2,500	327,347
Daiwa House Industry Co. Ltd.	300	8,766
Denso Corp.	12,430	524,125
Dowa Holdings Co. Ltd.	900	28,930
East Japan Railway Co.	10,027	938,966
Exedy Corp.	1,100	23,100
GS Yuasa Corp.	2,800	54,138
Hino Motors Ltd.	3,100	26,165
Hitachi Ltd.	900	33,113
Hoya Corp.	8,501	653,338
Japan Airlines Co. Ltd.	25,500	813,851
Japan Aviation Electronics Industry Ltd.	2,900	42,737
JFE Holdings, Inc.	200	2,945
Kamigumi Co. Ltd.	1,600	37,942
KDDI Corp.	3,000	76,340
Keyence Corp.	100	61,672
Kinden Corp.	6,400	98,231
Koito Manufacturing Co. Ltd.	9,600	513,758
Kuraray Co. Ltd.	2,500	29,948
Kyowa Hakko Kirin Co. Ltd.	200	3,609
Kyudenko Corp.	900	27,101
Mabuchi Motor Co. Ltd.	1,600	54,892
Maeda Road Construction Co. Ltd.	1,600	33,734
Medipal Holdings Corp.	2,100	46,449
Mitsubishi Estate Co. Ltd.	5,100	95,051
Mitsubishi Heavy Industries Ltd.	300	13,084
Mitsubishi Motors Corp.	1,100	5,283
Mitsubishi UFJ Financial Group, Inc.	5,000	23,815
Mitsui & Co. Ltd.	300	4,897
Murata Manufacturing Co. Ltd.	18,620	838,286
Nichias Corp.	2,500	45,060
Nippo Corp.	1,500	29,604
Nippon Telegraph & Telephone Corp.	1,620	75,475
Nippon Television Holdings, Inc.	3,700	54,897
NTT DOCOMO, Inc.	200	4,666
Okumura Corp.	1,954	59,881
Olympus Corp.	18,300	203,659
Ono Pharmaceutical Co. Ltd.	800	14,384
Otsuka Holdings Co. Ltd.	400	13,071

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Rohm Co. Ltd.	3,460	$233,121
Seino Holdings Co. Ltd.	2,300	30,718
Seven & i Holdings Co. Ltd.	1,100	37,270
Shimamura Co. Ltd.	300	22,460
Shin-Etsu Chemical Co. Ltd.	7,820	731,654
Shionogi & Co. Ltd.	100	5,778
Sompo Holdings, Inc.	300	11,604
Sony Corp.	600	31,530
Stanley Electric Co. Ltd.	1,000	24,657
Subaru Corp.	29,460	717,267
Sumitomo Chemical Co. Ltd.	1,500	6,984
Sumitomo Mitsui Financial Group, Inc.	100	3,545
Suzuken Co. Ltd.	900	52,887
Suzuki Motor Corp.	17,961	844,996
T&D Holdings, Inc.	800	8,707
Toagosei Co. Ltd.	6,300	66,373
Toda Corp.	8,300	46,016
Tokyo Gas Co. Ltd.	23,216	547,247
Tokyo Steel Manufacturing Co. Ltd.	8,600	65,117
Toshiba Corp.	200	6,235
Toyota Industries Corp.	9,114	502,661
TV Asahi Holdings Corp.	2,700	43,633
Yahoo Japan Corp.	4,100	12,060
Yamato Holdings Co. Ltd.	200	4,077
Yamato Kogyo Co. Ltd.	1,200	35,107
ZOZO, Inc.	23,500	441,024

		11,846,718

Malaysia — 0.0%
Malaysia Airports Holdings Bhd	13,800	28,515

Mexico — 0.0%
America Movil SAB de CV	26,828	19,555
Grupo Televisa SAB	1,333	2,250

		21,805

Netherlands — 2.3%
ABN AMRO Group NV, CVA(e)	51,594	1,103,982
Adyen NV(b)(e)	13	10,028
Aegon NV	94	467
Akzo Nobel NV	137	12,874
ASML Holding NV	88	18,312
Koninklijke Philips NV	29,124	1,266,193
NXP Semiconductors NV	329	32,114
Royal Dutch Shell plc, Class A	36,548	1,190,173
Royal Dutch Shell plc, Class B	550	18,022
Royal Dutch Shell plc, ADR, Class A(d)	9,338	607,623

		4,259,788

Norway — 0.0%
Equinor ASA	65	1,289

Peru — 0.0%
Southern Copper Corp.(d)	337	13,092

Portugal — 0.0%
Jeronimo Martins SGPS SA	3,336	53,774

Singapore — 0.5%
CapitaLand Ltd.	275,200	718,610
ComfortDelGro Corp. Ltd.	33,500	65,881
Genting Singapore Ltd.	17,000	11,566
Singapore Telecommunications Ltd.	23,700	61,343
United Overseas Bank Ltd.	3,800	73,462

		930,862

Security	Shares	Value

South Africa — 0.0%
Aspen Pharmacare Holdings Ltd.	513	$3,662
Kumba Iron Ore Ltd.	13	461
MultiChoice Group Ltd.(b)	4	38
Old Mutual Ltd.	5,960	8,973

		13,134

South Korea — 0.5%
Coway Co. Ltd.	679	45,516
Hana Financial Group, Inc.	404	13,094
Industrial Bank of Korea	650	7,914
KB Financial Group, Inc.	170	6,739
KT&G Corp.	4,821	411,402
LG Chem Ltd.	229	70,379
LG Electronics, Inc.	394	27,110
NCSoft Corp.	152	62,879
POSCO	327	69,417
Samsung Electro-Mechanics Co. Ltd.	8	681
Samsung Electronics Co. Ltd.	94	3,828
Samsung SDS Co. Ltd.	25	4,660
Shinhan Financial Group Co. Ltd.	609	23,686
SK Telecom Co. Ltd.	256	57,423
S-Oil Corp.	520	37,768

		842,496

Spain — 0.5%
Banco Bilbao Vizcaya Argentaria SA	104	580
CaixaBank SA	3,153	9,043
Cellnex Telecom SA(e)	25,023	925,688
Telefonica SA	265	2,179

		937,490

Sweden — 0.0%
Assa Abloy AB, Class B	445	10,040
Atlas Copco AB, Class A	265	8,492
Atlas Copco AB, Class B	264	7,590
Sandvik AB	858	15,767
Telefonaktiebolaget LM Ericsson, Class B	525	4,983

		46,872

Switzerland — 1.0%
Alcon, Inc.(b)	96	5,928
Cie Financiere Richemont SA (Registered)	481	40,874
Glencore plc(b)	9,028	31,245
LafargeHolcim Ltd. (Registered)(b)	35	1,711
Nestle SA (Registered)	15,965	1,652,733
Roche Holding AG	6	1,687
SGS SA (Registered)	3	7,647
Swiss Re AG	60	6,097

		1,747,922

Taiwan — 1.3%
Cathay Financial Holding Co. Ltd.	44,000	60,943
Chunghwa Telecom Co. Ltd.	106,000	385,551
Far EasTone Telecommunications Co. Ltd.	64,000	161,283
Formosa Chemicals & Fibre Corp.	15,000	49,844
Formosa Petrochemical Corp.	11,000	39,282
Formosa Plastics Corp.	15,000	55,359
Fubon Financial Holding Co. Ltd.	54,000	79,799
Hon Hai Precision Industry Co. Ltd.(b)	29,760	74,249
MediaTek, Inc.	1,000	10,129
Nan Ya Plastics Corp.	19,000	48,112
Taiwan Mobile Co. Ltd.	49,000	193,258
Taiwan Semiconductor Manufacturing Co. Ltd.	148,000	1,131,961

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Uni-President Enterprises Corp.	32,000	$85,238

		2,375,008

Thailand — 0.2%
Advanced Info Service PCL	12,200	86,811
Intouch Holdings PCL, Class F	36,600	74,919
PTT Global Chemical PCL	32,800	68,517
Siam Cement PCL (The)	4,500	69,263
Thai Beverage PCL	30,800	18,907
Thai Oil PCL	22,700	49,307

		367,724

Turkey — 0.0%
Eregli Demir ve Celik Fabrikalari TAS	1,656	2,249
Turkcell Iletisim Hizmetleri A/S	265	585

		2,834

United Arab Emirates — 0.2%
NMC Health plc	11,459	350,597

United Kingdom — 1.4%
AstraZeneca plc	34	2,780
Berkeley Group Holdings plc	1,480	70,142
Diageo plc	373	16,054
Fiat Chrysler Automobiles NV(b)	672	9,326
GlaxoSmithKline plc	862	17,279
GW Pharmaceuticals plc, ADR(b)(d)	530	91,367
HSBC Holdings plc	72,052	601,365
Kingfisher plc	142,563	388,581
Liberty Global plc, Class A(b)	14,098	380,505
Liberty Global plc, Class C(b)	26	690
RELX plc	42	1,019
Rolls-Royce Holdings plc(b)	2,605	27,829
Vodafone Group plc	597,121	978,719

		2,585,656

United States — 31.6%
Abbott Laboratories	1,104	92,846
AbbVie, Inc.	1,758	127,842
Accenture plc, Class A	200	36,954
Adobe, Inc.(b)	174	51,269
AES Corp.	848	14,212
Agilent Technologies, Inc.	6,496	485,056
Air Products & Chemicals, Inc.	5,920	1,340,110
Allergan plc	188	31,477
Allstate Corp. (The)	37	3,763
Ally Financial, Inc.	336	10,413
Alphabet, Inc., Class A(b)	33	35,733
Alphabet, Inc., Class C(b)	2,785	3,010,334
Altria Group, Inc.	17,630	834,780
Amazon.com, Inc.(b)	865	1,637,990
American Tower Corp.	461	94,251
Ameriprise Financial, Inc.	334	48,483
Amgen, Inc.	151	27,826
Anthem, Inc.	5,535	1,562,032
Apple, Inc.	11,520	2,280,038
AT&T, Inc.	59	1,977
Autodesk, Inc.(b)	137	22,317
AutoZone, Inc.(b)	3	3,298
Bank of America Corp.	1,548	44,892
Bank of New York Mellon Corp. (The)	92	4,062
Baxter International, Inc.	880	72,072
BB&T Corp.	71	3,488
Berkshire Hathaway, Inc., Class B(b)	895	190,787
Biogen, Inc.(b)	1,250	292,337
Boeing Co. (The)	88	32,033
Booking Holdings, Inc.(b)	7	13,123

Security	Shares	Value

United States (continued)
Boston Properties, Inc.	54	$6,966
Bristol-Myers Squibb Co.	762	34,557
Capital One Financial Corp.	144	13,067
Cardinal Health, Inc.	319	15,025
Carnival Corp.	359	16,711
Caterpillar, Inc.	195	26,577
Centene Corp.(b)	167	8,757
CenterPoint Energy, Inc.	342	9,791
Cerner Corp.(b)	8	586
CH Robinson Worldwide, Inc.(d)	1,127	95,062
Charles Schwab Corp. (The)	11,373	457,081
Charter Communications, Inc., Class A(b)(d)	2,996	1,183,959
Chevron Corp.	495	61,598
Chubb Ltd.	4,175	614,936
Cisco Systems, Inc.	1,078	58,999
Citigroup, Inc.	6,995	489,860
Clear Channel Outdoor Holdings, Inc.(b)	8,662	40,885
Cloudera, Inc.(b)(d)	17,789	93,570
Colgate-Palmolive Co.	17,817	1,276,944
Comcast Corp., Class A(g)	40,263	1,702,320
ConocoPhillips	267	16,287
Corning, Inc.	1,019	33,861
Costco Wholesale Corp.	84	22,198
CSX Corp.	738	57,099
Cummins, Inc.	83	14,221
CVS Health Corp.	7,918	431,452
DaVita, Inc.(b)	9,407	529,238
Delta Air Lines, Inc.	229	12,996
Devon Energy Corp.	813	23,187
Discover Financial Services	235	18,234
Dollar Tree, Inc.(b)	8,630	926,776
Dover Corp.	6,633	664,627
Dow, Inc.	3,811	187,920
Dropbox, Inc., Class A(b)	23,790	595,939
DuPont de Nemours, Inc.	3,811	286,092
DXC Technology Co.	603	33,255
Eaton Corp. plc	183	15,240
eBay, Inc.	638	25,201
Edwards Lifesciences Corp.(b)	78	14,410
Eli Lilly & Co.	27	2,991
Emerson Electric Co.	17,813	1,188,483
Equinix, Inc.	1,213	611,704
Equity Residential	6,788	515,345
Estee Lauder Cos., Inc. (The), Class A	5	916
Exelon Corp.	2,211	105,995
Expedia Group, Inc.	299	39,776
Exxon Mobil Corp.	12,301	942,626
Facebook, Inc., Class A(b)	3,236	624,548
Ferguson plc	7,018	499,611
Fidelity National Information Services, Inc.	257	31,529
Fieldwood Energy, Inc.(b)(c)	2,201	66,030
Fifth Third Bancorp	686	19,139
FleetCor Technologies, Inc.(b)	3,803	1,068,073
Ford Motor Co.	467	4,777
Fortune Brands Home & Security, Inc.	860	49,132
General Electric Co.	1,071	11,245
General Motors Co.	727	28,011
Gilead Sciences, Inc.	10,608	716,676
Global Payments, Inc.	566	90,634
Goldman Sachs Group, Inc. (The)	180	36,828
Halliburton Co.	113	2,570
Hartford Financial Services Group, Inc. (The)	1,796	100,073

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
HCA Healthcare, Inc.	3,619	$489,180
Helmerich & Payne, Inc.(d)	243	12,301
Hewlett Packard Enterprise Co.	1,601	23,935
Home Depot, Inc. (The)	135	28,076
Honeywell International, Inc.	215	37,537
HP, Inc.	106	2,204
Humana, Inc.	34	9,020
Huntsman Corp.	443	9,055
IAA, Inc.(b)	6,767	262,424
iHeartMedia, Inc., Class A(b)	3,606	54,270
iHeartMedia, Inc., Class B(b)	74	1,332
Illumina, Inc.(b)	37	13,622
Intel Corp.	999	47,822
International Business Machines Corp.	271	37,371
Intuit, Inc.	239	62,458
Intuitive Surgical, Inc.(b)	26	13,638
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(a)(b)(c)	6,968	—
JBS SA	627	3,439
Johnson & Johnson	10,918	1,520,659
JPMorgan Chase & Co.	18,214	2,036,325
KAR Auction Services, Inc.	6,767	169,175
KeyCorp.	56	994
KLA-Tencor Corp.	169	19,976
Kroger Co. (The)	874	18,975
Lam Research Corp.	21	3,945
Lear Corp.	69	9,610
Liberty Broadband Corp., Class A(b)	1,104	113,535
Liberty Broadband Corp., Class C(b)	4,953	516,202
Liberty Media Corp.-Liberty SiriusXM, Class A(b)(d)	3,957	149,614
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	6,631	251,846
Lockheed Martin Corp.	88	31,992
Lookout, Inc. (Acquired 03/04/15, cost $16,643)(a)(b)(c)	1,457	932
Lowe’s Cos., Inc.	5,529	557,931
M&T Bank Corp.	23	3,912
Marathon Petroleum Corp.	4,342	242,631
Marsh & McLennan Cos., Inc.	11,597	1,156,801
Masco Corp.	2,305	90,448
Mastercard, Inc., Class A(d)	434	114,806
McDonald’s Corp.	117	24,296
McKesson Corp.	194	26,072
Medtronic plc	410	39,930
Merck & Co., Inc.	7,650	641,452
MetLife, Inc.	660	32,782
Micron Technology, Inc.(b)	256	9,879
Microsoft Corp.	20,885	2,797,755
Mondelez International, Inc., Class A	1,626	87,641
Monster Beverage Corp.(b)	221	14,106
Morgan Stanley	10,620	465,262
Mylan NV(b)	321	6,112
Newmont Mining Corp.	15,787	607,326
NextEra Energy, Inc.	5,524	1,131,647
NIKE, Inc., Class B	437	36,686
Norfolk Southern Corp.	137	27,308
Northrop Grumman Corp.	58	18,740
NRG Energy, Inc.	156	5,479
Occidental Petroleum Corp.	142	7,140
Omnicom Group, Inc.	641	52,530
ONEOK, Inc.	16,865	1,160,481
Oracle Corp.	7,059	402,151
Packaging Corp. of America	107	10,199
PayPal Holdings, Inc.(b)	197	22,549

Security	Shares	Value

United States (continued)
PepsiCo, Inc.	1,005	$131,786
Pfizer, Inc.	28,410	1,230,721
Philip Morris International, Inc.	3,893	305,717
Phillips 66	267	24,975
Procter & Gamble Co. (The)	655	71,821
Progressive Corp. (The)	283	22,620
Prudential Financial, Inc.	154	15,554
QUALCOMM, Inc.	7,323	557,061
Raytheon Co.	8,165	1,419,730
Regeneron Pharmaceuticals, Inc.(b)	1	313
Reinsurance Group of America, Inc.	137	21,376
Rockwell Automation, Inc.	66	10,813
Ross Stores, Inc.	201	19,923
Royal Caribbean Cruises Ltd.	192	23,272
Schlumberger Ltd.	1,879	74,671
Sempra Energy	3,202	440,083
ServiceNow, Inc.(b)	26	7,139
Stanley Black & Decker, Inc.	36	5,206
Starbucks Corp.	464	38,897
Stryker Corp.	466	95,800
SunTrust Banks, Inc.	11,103	697,824
Synchrony Financial	25	867
Sysco Corp.	171	12,093
Target Corp.	1,998	173,047
Texas Instruments, Inc.	277	31,789
Thermo Fisher Scientific, Inc.	245	71,952
TJX Cos., Inc. (The)	5,815	307,497
Travelers Cos., Inc. (The)	630	94,198
Twitter, Inc.(b)	35	1,222
Union Pacific Corp.	210	35,513
United Continental Holdings, Inc.(b)	261	22,851
United Parcel Service, Inc., Class B	161	16,626
United Technologies Corp.	7,664	997,853
UnitedHealth Group, Inc.	4,606	1,123,910
US Bancorp	2,345	122,878
Valero Energy Corp.	205	17,550
VeriSign, Inc.(b)	136	28,446
Verizon Communications, Inc.	21,469	1,226,524
Vertex Pharmaceuticals, Inc.(b)	30	5,501
Visa, Inc., Class A	712	123,568
Vistra Energy Corp.	3,717	84,153
VMware, Inc., Class A	243	40,632
Walmart, Inc.	640	70,714
Walt Disney Co. (The)	176	24,577
Waste Management, Inc.	115	13,268
Wells Fargo & Co.	20,445	967,457
Welltower, Inc.	2,002	163,223
Western Digital Corp.	201	9,558
Weyerhaeuser Co.	4,305	113,394
Williams Cos., Inc. (The)	54,723	1,534,433
Wyndham Destinations, Inc.	288	12,643
Xcel Energy, Inc.	170	10,113
Xilinx, Inc.	166	19,575
Yum! Brands, Inc.	305	33,754
Zoetis, Inc.	155	17,591

		57,767,779

Total Common Stocks — 57.0% (Cost: $94,599,292)		104,251,595

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 5.9%

Australia — 0.4%
Quintis Australia Pty. Ltd.(c)(e)(h):
7.50%, (7.50% Cash or 8.00% PIK), 10/01/26	USD 366	$358,323
12.00%, (0.00% Cash or 0.00% PIK), 10/01/28	414	414,143

		772,466

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(b)(e)(i)	166	4,476

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(b)(i)(j)(k)	300	3,000

France — 0.1%
Danone SA, 2.59%, 11/02/23(e)	200	200,981

India — 0.0%
REI Agro Ltd.(b)(i)(j):
5.50%, 11/13/14(e)	220	2
5.50%, 11/13/14(c)	152	—

		2

Japan — 0.3%
Mitsubishi UFJ Financial Group, Inc., 3.78%, 03/02/25	53	56,145
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23	348	368,993

		425,138

Luxembourg — 0.0%
Intelsat Jackson Holdings SA,
8.00%, 02/15/24(e)	37	38,573

Netherlands — 0.1%
ING Groep NV, 4.10%, 10/02/23	200	211,276

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/20(b)(c)(e)(i)(j)	800	84,000

United Kingdom — 0.1%
HSBC Holdings plc, (LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(l)	200	203,717

United States — 4.8%
Allergan Funding SCS, 3.45%, 03/15/22	123	125,585
Allergan Sales LLC, 5.00%, 12/15/21(e)	63	65,881
Altria Group, Inc.:
3.80%, 02/14/24	71	74,012
4.40%, 02/14/26	281	300,684
American Express Co., 3.70%, 08/03/23	268	281,322
Aon Corp., 4.50%, 12/15/28	30	33,018
Apple, Inc.:
3.35%, 02/09/27	218	228,907
3.20%, 05/11/27	209	217,911
AvalonBay Communities, Inc., 3.50%, 11/15/24	22	23,100
Bank of America Corp.:
3.30%, 01/11/23	123	126,786
4.13%, 01/22/24	277	296,260
4.00%, 01/22/25	67	70,471
Becton Dickinson and Co.:
3.13%, 11/08/21	119	120,744
2.89%, 06/06/22	171	173,323

Security	Par (000)	Value

United States (continued)
3.36%, 06/06/24	USD 57	$58,706
BP Capital Markets America, Inc., 3.79%, 02/06/24	104	110,118
Broadcom, Inc., 3.13%, 04/15/21(e)	212	213,373
Capital One Financial Corp.:
3.20%, 01/30/23	88	90,222
3.30%, 10/30/24	64	65,648
Charter Communications Operating LLC, 4.46%, 07/23/22	122	128,194
Cigna Corp.(e):
3.40%, 09/17/21	170	173,315
3.75%, 07/15/23	144	149,923
Citigroup, Inc., (LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(l)	215	222,091
Comcast Corp., 3.70%, 04/15/24	248	263,214
CVS Health Corp., 3.70%, 03/09/23	384	397,112
Energy Transfer Operating LP, 4.05%, 03/15/25	40	41,638
Enterprise Products Operating LLC:
3.35%, 03/15/23	172	176,881
3.90%, 02/15/24	40	42,372
3.75%, 02/15/25	40	42,316
Fiserv, Inc., 2.75%, 07/01/24	440	443,921
Gilead Sciences, Inc.:
3.25%, 09/01/22	125	128,473
3.70%, 04/01/24	138	146,414
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(l)	125	126,344
3.63%, 02/20/24	146	152,328
Home Depot, Inc. (The), 2.95%, 06/15/29	95	97,453
Hughes Satellite Systems Corp., 7.63%, 06/15/21	21	22,470
iHeartCommunications, Inc.:
6.38%, 05/01/26	106	112,914
8.38%, 05/01/27	38	39,550
International Business Machines Corp., 3.00%, 05/15/24	277	284,472
JPMorgan Chase & Co., (LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(l)	166	176,423
Kinder Morgan Energy Partners LP:
4.15%, 02/01/24	33	34,805
4.30%, 05/01/24	31	32,952
Marsh & McLennan Cos., Inc.:
3.88%, 03/15/24	72	76,406
4.38%, 03/15/29	30	33,099
McDonald’s Corp., 3.35%, 04/01/23	78	80,958
Morgan Stanley, Series F, 3.88%, 04/29/24	170	180,175
NextEra Energy Capital Holdings, Inc., 2.90%, 04/01/22	116	118,012
Philip Morris International, Inc., 3.60%, 11/15/23	51	53,206
QUALCOMM, Inc.:
2.60%, 01/30/23	63	63,217
2.90%, 05/20/24	163	165,572
Starbucks Corp., 3.10%, 03/01/23	124	127,539
SunTrust Banks, Inc., 4.00%, 05/01/25	51	54,610
TransDigm, Inc., 6.25%, 03/15/26(e)	321	337,852
UnitedHealth Group, Inc., 3.70%, 12/15/25	29	30,885
Verizon Communications, Inc., 3.50%, 11/01/24	138	145,014

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Vistra Operations Co. LLC, 5.63%, 02/15/27(e)	USD	110	$116,463
Walgreen Co., 3.10%, 09/15/22		128	130,208
Wells Fargo & Co.:
3.07%, 01/24/23		25	25,389
3.75%, 01/24/24		80	84,109
(LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/27(l)		424	432,097
Wells Fargo Bank NA, 3.55%, 08/14/23		250	260,936
Williams Cos., Inc. (The):
3.70%, 01/15/23		102	105,419
4.55%, 06/24/24		59	63,575

			8,796,387

Total Corporate Bonds — 5.9% (Cost: $11,980,680)			10,740,016

Floating Rate Loan Interests — 0.2%(m)

United States — 0.2%
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.65%, 04/11/23		75	62,386
Fieldwood Energy LLC, Term Loan, (LIBOR USD 1 Month + 5.25%), 7.65%, 04/11/22		56	51,450
Hilton Worldwide Finance LLC, Term Loan B2, (LIBOR USD 6 Month + 1.75%), 4.15%, 06/22/26		166	165,877
iHeartCommunications, Inc., 1st Lien Term Loan, 05/01/26(n)		91	91,220

			370,933

Total Floating Rate Loan Interests — 0.2% (Cost: $336,745)			370,933

Foreign Government Obligations — 4.4%

Argentina — 0.3%
Republic of Argentina:
6.88%, 01/26/27		300	238,875
5.88%, 01/11/28		295	223,186
7.82%, 12/31/33	EUR	111	105,849

			567,910

Australia — 0.3%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	535	461,435

Canada — 0.2%
Canadian Government Bond, 0.75%, 03/01/21	CAD	419	315,913

France — 1.3%
Republic of France:
0.50%, 05/25/29	EUR	1,410	1,683,171
1.25%, 05/25/34		522	669,790

			2,352,961

Germany — 1.7%
Federal Republic of Germany, 0.25%, 02/15/29		2,643	3,174,839

Security	Par (000)		Value

Italy — 0.6%
Republic of Italy, 3.00%, 08/01/29	EUR	940	$1,158,324

Total Foreign Government Obligations — 4.4% (Cost: $7,923,100)			8,031,382

Preferred Securities — 2.4%

Capital Trusts — 0.8%

United Kingdom — 0.3%(m)(o)
HSBC Holdings plc, 6.37%	USD	235	243,225
Lloyds Bank plc, 13.00%	GBP	155	339,473

			582,698

United States — 0.5%
American Express Co., Series C, 4.90%(m)(o)	USD	80	80,202
Citigroup, Inc.(m)(o):
Series O, 5.87%		281	283,459
Series Q, 5.95%		114	117,228
Goldman Sachs Group, Inc. (The), Series M, 5.38%(m)(o)		133	133,166
Morgan Stanley, Series H, 5.45%(m)(o)		94	93,765
NBCUniversal Enterprise, Inc., 5.25%(e)(o)		100	102,400
Prudential Financial, Inc.(m):
5.63%, 06/15/43		47	49,700
5.87%, 09/15/42		71	75,153
USB Capital IX, 3.62%(m)(o)		37	30,248

			965,321

Total Capital Trusts — 0.8% (Cost: $1,520,325)			1,548,019

	Shares

Preferred Stocks — 1.4%

Brazil — 0.1%
Braskem SA (Preference)		469	4,296
Itau Unibanco Holding SA (Preference)		12,045	113,582

			117,878

Germany — 0.3%
Henkel AG & Co. KGaA (Preference)		5,499	537,909

South Korea — 0.0%
Samsung Electronics Co. Ltd. (Preference)(b)		122	4,046

United Kingdom — 0.0%
Rolls-Royce Holdings plc (Preference)(b)(c)		83,425	106

United States — 1.0%
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $127,944)(a)(b)(c)		46,081	117,967
Grand Rounds, Inc., Series D (Acquired 05/01/18, cost $51,112)(a)(b)(c)		21,089	53,355
Lookout, Inc., Series F (Acquired 09/19/14-10/22/14, cost $243,061)(a)(b)(c)		21,278	151,074
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $272,246)(a)(b)(c)		44,412	289,122
Uber Technologies, Inc. (Acquired 06/06/14, cost 418,728)(a)(b)		26,992	1,206,327

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Wells Fargo & Co., Series L, 7.50%(j)(o)		57	$77,759

			1,895,604

Total Preferred Stocks — 1.4% (Cost: $1,825,282)			2,555,543

Trust Preferreds — 0.2%

United States — 0.2%(m)
Citigroup Capital XIII, 8.95%, 10/30/40		5,774	159,305
GMAC Capital Trust I, Series 2, 8.30%, 02/15/40		6,800	177,684

			336,989

Total Trust Preferreds — 0.2% (Cost: $328,694)			336,989

Total Preferred Securities — 2.4% (Cost: $3,674,301)			4,440,551

	Par (000)

U.S. Treasury Obligations — 18.1%
U.S. Treasury Inflation Linked Notes:
0.63%, 04/15/23		821	830,971
0.50%, 04/15/24		3,399	3,440,938
U.S. Treasury Notes:
1.50%, 11/30/19(p)		1,946	1,940,584
2.25%, 04/30/24		983	1,005,309
2.00%, 05/31/24		12,456	12,602,051
3.00%, 10/31/25(g)		2,788	2,980,540
2.88%, 11/30/25		880	934,728
2.63%, 01/31/26		5,494	5,755,599
2.38%, 05/15/29(p)		3,266	3,375,079

Total U.S. Treasury Obligations — 18.1% (Cost: $32,237,879)			32,865,799

Total Long-Term Investments — 88.0% (Cost: $150,751,997)			160,700,276

Short-Term Securities — 13.0%

Foreign Government Obligations — 3.6%(q)

Japan — 3.6%
Japan Treasury Discount Bills:
(0.19)%, 07/01/19	JPY	98,250	911,283
(0.17)%, 08/05/19 - 08/13/19		486,500	4,513,099
(0.15)%, 08/26/19		122,650	1,137,847

			6,562,229

Total Foreign Government Obligations — 3.6% (Cost: $6,435,043)			6,562,229

	shares

Money Market Funds — 1.8%(r)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%		784,528	784,528
SL Liquidity Series, LLC, Money Market Series, 2.55%(s)		2,484,484	2,485,229

Total Money Market Funds — 1.8% (Cost: $3,269,757)			$3,269,757

Security	Par (000)			Value

Time Deposits — 0.0%

Canada — 0.0%
Brown Brothers Harriman & Co., 0.81%, 07/02/19	CAD	10		7,317

Europe — 0.0%
Citibank NA, (0.58)%, 07/01/19	EUR	28		32,246

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 2.10%, 07/02/19	HKD	4		567

Japan — 0.0%
Sumitomo Mitsui Financial Group, Inc., (0.27)%, 07/01/19	JPY	2,550		23,655

Norway — 0.0%
Brown Brothers Harriman & Co., 0.52%, 07/01/19	NOK	—	(t)	13

South Africa — 0.0%
Brown Brothers Harriman & Co., 5.69%, 07/01/19	ZAR	4		258

United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.36%, 07/01/19	GBP	—	(t)	330

United States — 0.0%
Brown Brothers Harriman & Co.:
2.39%, 07/01/19(p)	USD	20		19,582
2.41%, 07/01/19		1		899

				20,481

Total Time Deposits — 0.0% (Cost: $84,867)				84,867

U.S. Treasury Obligations — 7.6%
U.S. Treasury Bills(q):
2.07%, 07/16/19		1,500		1,498,720
2.25%, 07/30/19		595		593,973
2.30%, 08/01/19		1,000		998,269
U.S. Treasury Notes, 2.38%, 05/15/29		10,497		10,847,480

Total U.S. Treasury Obligations — 7.6% (Cost: $13,803,263)				13,938,442

Total Short-Term Securities — 13.0% (Cost: $23,592,930)				23,855,295

Total Options Purchased — 0.5% (Cost: $1,139,393)				938,721

Total Investments Before Options Written and Investments Sold Short — 101.5% (Cost: $175,484,320)				185,494,292

Total Options Written — (0.4)% (Premiums Received — $587,569)				(708,353)

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Investments Sold Short — (0.1)%

Common Stocks — (0.1)%

Japan — (0.1)%
SUMCO Corp.	9,800	$ (116,817)

Total Common Stocks — (0.1)% (Proceeds: $152,137)		$ (116,817)

Security	Shares	Value

Total Investments Sold Short — (0.1)% (Proceeds: $152,137)		(116,817)

Total Investments Net of Options Written and Investments Sold Short — 101.0% (Cost: $174,744,614)		184,669,122

Liabilities in Excess of Other Assets — (1.0)%		(1,786,048)

Net Assets — 100.0%		$182,883,074

(a)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,989,434, representing 1.09% of its net assets as of period end, and an original cost of $1,245,569.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security, or a portion of the security, is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Perpetual security with no stated maturity date.
(p)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(q)	Rates are discount rates or a range of discount rates as of period end.
(r)	Annualized 7-day yield as of period end.
(s)	Security was purchased with the cash collateral from loaned securities.
(t)	Amount is less than $500.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	572,384	212,144	(b)	—	784,528	$784,528	$11,259		$—	$—
SL Liquidity Series, LLC, Money Market Series	2,217,730	266,754	(b)	—	2,484,484	2,485,229	4,080	(c)	769	60
iShares Gold Trust(d)	126,072	46,766		(172,838)	—	—	—		(139,180)	129,113

						$3,269,757	$15,339		$(138,411)	$129,173

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini Index	23	09/20/19	$1,211	$11,924

Short Contracts
Yen Denominated Nikkei 225 Index	34	09/12/19	3,359	(7,441)
EURO STOXX 50 Index	2	09/20/19	79	(569)
NASDAQ 100 E-Mini Index	3	09/20/19	462	(1,260)
S&P 500 E-Mini Index	6	09/20/19	883	(5,383)

				(14,653)

				$(2,729)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	51,750,000	USD	467,325	JPMorgan Chase Bank NA	07/01/19	$12,664
EUR	382,000	USD	431,465	JPMorgan Chase Bank NA	07/25/19	3,761
JPY	194,278,000	USD	1,749,737	Goldman Sachs International	07/25/19	55,544
USD	290,930	AUD	413,000	Bank of America NA	07/25/19	742
ZAR	3,946,112	USD	275,000	Bank of America NA	07/25/19	4,345
NOK	2,832,000	USD	328,439	UBS AG	08/01/19	3,896
JPY	147,891,000	USD	1,360,176	BNP Paribas SA	08/16/19	16,325
EUR	790,000	USD	893,931	Bank of America NA	09/12/19	9,636
EUR	799,467	USD	902,377	Citibank NA	09/13/19	12,084
ZAR	7,589,000	USD	505,697	Citibank NA	09/19/19	27,691
EUR	795,000	USD	906,599	Goldman Sachs International	09/20/19	3,217

						149,905

JPY	98,250,000	USD	913,503	Morgan Stanley & Co. International plc	07/01/19	(2,220)
USD	1,356,607	JPY	150,000,000	Morgan Stanley & Co. International plc	07/01/19	(34,665)
GBP	595,000	USD	783,586	JPMorgan Chase Bank NA	07/19/19	(27,300)
GBP	673,000	USD	873,332	JPMorgan Chase Bank NA	08/16/19	(16,765)
GBP	357,000	USD	456,257	Bank of America NA	08/23/19	(1,742)
GBP	1,000	USD	1,278	UBS AG	08/23/19	(5)
USD	451,040	INR	31,827,000	Citibank NA	08/30/19	(6,799)
USD	1,844,622	EUR	1,614,435	JPMorgan Chase Bank NA	09/13/19	(2,030)
USD	1,340,518	EUR	1,182,000	Bank of America NA	09/19/19	(12,090)

						(103,616)

	Net Unrealized Appreciation					$46,289

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
2Y-10Y CMS Index Cap	0.50%	Goldman Sachs International	02/27/20	USD	14,713	$23,616	$19,127	$4,489
2Y-10Y CMS Index Cap	0.50%	Goldman Sachs International	08/27/20	USD	14,948	42,480	38,117	4,363

						$66,096	$57,244	$8,852

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	Goldman Sachs International	1,635	07/05/19	USD	2,970.00	USD	4,810	$24,034
AUD Currency	Morgan Stanley & Co. International plc	—	07/11/19	USD	0.71	AUD	2,616	4,753
USD Currency	BNP Paribas SA	—	07/11/19	JPY	108.50	USD	1,831	4,408
EUR Currency	Bank of America NA	—	07/12/19	USD	1.14	EUR	3,662	21,878
NASDAQ 100 Stock Index	Morgan Stanley & Co. International plc	209	07/12/19	USD	7,800.00	USD	1,603	13,783
EURO STOXX 50 Index	BNP Paribas SA	153	07/19/19	EUR	3,525.00	EUR	531	2,766
EURO STOXX 50 Index	Credit Suisse International	131	07/19/19	EUR	3,500.00	EUR	455	3,843
EURO STOXX 50 Index	UBS AG	91	07/19/19	EUR	3,500.00	EUR	316	2,670
NASDAQ 100 Stock Index	Barclays Bank plc	53	07/19/19	USD	7,950.00	USD	407	1,677
NASDAQ 100 Stock Index	Citibank NA	77	07/19/19	USD	7,825.00	USD	591	5,606
S&P 500 Index	Bank of America NA	246	07/19/19	USD	2,985.00	USD	724	4,662
S&P 500 Index	Bank of America NA	1,648	07/19/19	USD	2,995.00	USD	4,848	24,967
S&P 500 Index	Goldman Sachs International	236	07/19/19	USD	2,975.00	USD	694	5,511
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	2,934	07/19/19	USD	128.00	USD	390	15,939
EURO STOXX 50 Index	UBS AG	163	07/26/19	EUR	3,475.00	EUR	566	8,750
EURO STOXX 50 Index	Credit Suisse International	156	08/16/19	EUR	3,450.00	EUR	542	13,180
SPDR Gold Shares(a)	JPMorgan Chase Bank NA	6,209	08/16/19	USD	136.00	USD	826	12,139
S&P 500 Index	Nomura International plc	278	08/30/19	USD	2,975.00	USD	818	14,512
Apple, Inc.	Morgan Stanley & Co. International plc	1,010	09/20/19	USD	185.00	USD	200	18,471
Facebook, Inc.	UBS AG	1,515	09/20/19	USD	185.00	USD	292	25,035
S&P 500 Index	Societe Generale SA	371	09/20/19	USD	2,975.00	USD	1,091	23,392
SPDR Gold Shares(a)	Societe Generale SA	7,722	09/20/19	USD	126.00	USD	1,027	64,479
TOTAL SA	UBS AG	12,113	09/20/19	USD	70.00	USD	676	138
GBP Currency	UBS AG	—	10/08/19	USD	1.34	GBP	3,001	8,609
EURO STOXX 50 Index	Credit Suisse International	128	10/18/19	EUR	3,600.00	EUR	445	5,196
FedEx Corp.	Citibank NA	1,211	10/18/19	USD	170.00	USD	199	9,321
Lowe’s Cos., Inc.	Nomura International plc	2,029	10/18/19	USD	97.50	USD	205	15,775
QUALCOMM, Inc.	Morgan Stanley & Co. International plc	3,156	10/18/19	USD	70.00	USD	240	27,449
Alibaba Group Holding Ltd.	Citibank NA	1,314	11/22/19	USD	167.00	USD	223	20,847
TOPIX Banks Index	Bank of America NA	134,228	12/13/19	JPY	191.28	JPY	18,635	60
TOPIX Banks Index	Morgan Stanley & Co. International plc	254,099	12/13/19	JPY	191.28	JPY	35,277	114
Apple, Inc.	Morgan Stanley & Co. International plc	2,402	12/20/19	USD	180.00	USD	475	60,335
Emerson Electric Co.	Bank of America NA	6,041	12/20/19	USD	65.00	USD	403	29,086
Facebook, Inc.	UBS AG	3,043	12/20/19	USD	195.00	USD	587	50,590
Marathon Petroleum Corp.	Morgan Stanley & Co. International plc	5,370	12/20/19	USD	55.00	USD	300	28,602
Agilent Technologies, Inc.	Nomura International plc	2,577	01/17/20	USD	71.00	USD	192	19,947
Alibaba Group Holding Ltd.	Bank of America NA	1,129	01/17/20	USD	162.50	USD	191	23,365
Alphabet, Inc.	JPMorgan Chase Bank NA	324	01/17/20	USD	1,225.00	USD	350	8,478
Anadarko Petroleum Corp.	Credit Suisse International	3,417	01/17/20	USD	67.50	USD	241	18,537
BP plc	Nomura International plc	15,954	01/17/20	USD	45.00	USD	665	13,242
CVS Health Corp.	JPMorgan Chase Bank NA	2,397	01/17/20	USD	78.50	USD	131	171
FedEx Corp.	Credit Suisse International	2,633	01/17/20	USD	162.00	USD	432	40,886
Halliburton Co.	Citibank NA	6,585	01/17/20	USD	50.00	USD	150	132
Johnson & Johnson	Bank of America NA	2,430	01/17/20	USD	155.00	USD	338	3,317
JPMorgan Chase & Co.	Citibank NA	2,402	01/17/20	USD	114.50	USD	269	11,702
Kroger Co. (The)	Nomura International plc	6,028	01/17/20	USD	25.00	USD	131	4,609
Lowe’s Cos., Inc.	Nomura International plc	2,107	01/17/20	USD	98.00	USD	213	19,911
Marathon Petroleum Corp.	Citibank NA	7,431	01/17/20	USD	64.00	USD	415	18,431
QUALCOMM, Inc.	Citibank NA	3,312	01/17/20	USD	71.00	USD	252	31,857
Schlumberger Ltd.	Credit Suisse International	4,427	01/17/20	USD	45.00	USD	176	6,840
Schlumberger Ltd.	UBS AG	5,511	01/17/20	USD	70.00	USD	219	138
Taiwan Semiconductor Manufacturing Co. Ltd.	Credit Suisse International	4,215	01/17/20	USD	40.00	USD	165	11,907
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	6,991	03/13/20	JPY	4,756.33	JPY	26,608	1,446
TOPIX Banks Index	BNP Paribas SA	181,254	03/13/20	JPY	194.04	JPY	25,163	302
EURO STOXX 50 Index	Credit Suisse International	51	03/20/20	EUR	3,600.00	EUR	177	4,831
TOPIX Banks Index	Morgan Stanley & Co. International plc	161,095	04/10/20	JPY	192.04	JPY	22,365	385
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	5,643	09/11/20	JPY	4,816.24	JPY	21,477	522
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	5,646	12/11/20	JPY	4,894.87	JPY	21,489	2,310
EURO STOXX Bank Index	Barclays Bank plc	2,363	03/19/21	EUR	110.00	EUR	208	5,108

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
EURO STOXX Bank Index	UBS AG	3,003	06/18/21	EUR	110.00	EUR	265	$6,090

								$827,041

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.15%	Semi-Annual	Nomura International plc	09/20/19	2.15%	USD	9,273	$45,584

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Apple, Inc.	Morgan Stanley & Co. International plc	1,010	09/20/19	USD	215.00	USD	200	$(3,762)
USD Currency	Bank of America NA	—	09/25/19	ZAR	15.25	USD	542	(5,512)
FedEx Corp.	Citibank NA	1,211	10/18/19	USD	195.00	USD	199	(1,810)
Lowe’s Cos., Inc.	Nomura International plc	2,029	10/18/19	USD	115.00	USD	205	(2,506)
QUALCOMM, Inc.	Morgan Stanley & Co. International plc	3,156	10/18/19	USD	85.00	USD	240	(6,487)
Alibaba Group Holding Ltd.	Citibank NA	1,314	11/22/19	USD	195.00	USD	223	(6,885)
TOPIX Banks Index	Bank of America NA	134,228	12/13/19	JPY	221.29	JPY	18,635	(6)
TOPIX Banks Index	Morgan Stanley & Co. International plc	254,099	12/13/19	JPY	221.29	JPY	35,277	(11)
Apple, Inc.	Morgan Stanley & Co. International plc	2,402	12/20/19	USD	200.00	USD	475	(31,675)
Emerson Electric Co.	Bank of America NA	6,041	12/20/19	USD	75.00	USD	403	(5,982)
Facebook, Inc.	UBS AG	3,043	12/20/19	USD	225.00	USD	587	(18,106)
Marathon Petroleum Corp.	Morgan Stanley & Co. International plc	5,370	12/20/19	USD	65.00	USD	300	(9,976)
Agilent Technologies, Inc.	Nomura International plc	2,577	01/17/20	USD	81.00	USD	192	(7,152)
Alibaba Group Holding Ltd.	Bank of America NA	1,129	01/17/20	USD	202.50	USD	191	(6,534)
Anadarko Petroleum Corp.	Credit Suisse International	3,417	01/17/20	USD	76.00	USD	241	(1,470)
Comcast Corp.	Citibank NA	5,994	01/17/20	USD	37.50	USD	253	(34,765)
FedEx Corp.	Credit Suisse International	2,633	01/17/20	USD	190.00	USD	432	(12,962)
JPMorgan Chase & Co.	Citibank NA	2,402	01/17/20	USD	125.50	USD	269	(3,455)
Lowe’s Cos., Inc.	Nomura International plc	2,107	01/17/20	USD	115.00	USD	213	(5,689)
Marathon Petroleum Corp.	Citibank NA	7,431	01/17/20	USD	73.00	USD	415	(6,733)
QUALCOMM, Inc.	Citibank NA	3,312	01/17/20	USD	86.00	USD	252	(10,570)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	6,991	03/13/20	JPY	5,679.90	JPY	26,608	(183)
TOPIX Banks Index	BNP Paribas SA	181,254	03/13/20	JPY	237.47	JPY	25,163	(26)
TOPIX Banks Index	Morgan Stanley & Co. International plc	161,095	04/10/20	JPY	233.87	JPY	22,365	(41)
EURO STOXX Bank Index	UBS AG	3,003	06/18/21	EUR	135.00	EUR	265	(1,558)

								(183,856)

Put
S&P 500 Index	Nomura International plc	137	08/30/19	USD	2,725.00	USD	403	(2,336)
S&P 500 Index	Societe Generale SA	184	09/20/19	USD	2,645.00	USD	541	(3,082)
GBP Currency	UBS AG	—	10/08/19	USD	1.25	GBP	3,001	(30,578)
FedEx Corp.	Citibank NA	605	10/18/19	USD	140.00	USD	99	(1,582)
Lowe’s Cos., Inc.	Nomura International plc	1,503	10/18/19	USD	82.50	USD	152	(1,484)
Alibaba Group Holding Ltd.	Citibank NA	854	11/22/19	USD	140.00	USD	145	(2,959)
TOPIX Banks Index	Bank of America NA	134,228	12/13/19	JPY	156.59	JPY	18,635	(27,382)
TOPIX Banks Index	Morgan Stanley & Co. International plc	254,099	12/13/19	JPY	156.59	JPY	35,277	(51,831)
Emerson Electric Co.	Bank of America NA	3,021	12/20/19	USD	55.00	USD	202	(2,923)
Marathon Petroleum Corp.	Morgan Stanley & Co. International plc	3,824	12/20/19	USD	46.00	USD	214	(7,309)
Agilent Technologies, Inc.	Nomura International plc	2,244	01/17/20	USD	61.00	USD	168	(2,785)
Alibaba Group Holding Ltd.	Bank of America NA	753	01/17/20	USD	135.00	USD	128	(2,786)
Alphabet, Inc.	JPMorgan Chase Bank NA	324	01/17/20	USD	860.00	USD	350	(4,115)

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
BP plc	Nomura International plc	15,954	01/17/20	USD	36.00	USD	665	$(13,082)
CVS Health Corp.	JPMorgan Chase Bank NA	2,397	01/17/20	USD	56.00	USD	131	(12,850)
FedEx Corp.	Credit Suisse International	1,487	01/17/20	USD	130.00	USD	244	(4,912)
Johnson & Johnson	Bank of America NA	2,430	01/17/20	USD	109.00	USD	338	(2,179)
Kroger Co. (The)	Nomura International plc	3,014	01/17/20	USD	21.00	USD	65	(4,869)
Lowe’s Cos., Inc.	Nomura International plc	1,505	01/17/20	USD	80.00	USD	152	(2,612)
Marathon Petroleum Corp.	Citibank NA	7,431	01/17/20	USD	49.00	USD	415	(20,585)
QUALCOMM, Inc.	Citibank NA	1,656	01/17/20	USD	57.00	USD	126	(2,167)
Schlumberger Ltd.	Credit Suisse International	4,427	01/17/20	USD	33.00	USD	176	(6,484)
Taiwan Semiconductor Manufacturing Co. Ltd.	Credit Suisse International	2,107	01/17/20	USD	35.50	USD	83	(3,138)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	6,991	03/13/20	JPY	3,832.77	JPY	26,608	(19,998)
TOPIX Banks Index	BNP Paribas SA	181,254	03/13/20	JPY	155.80	JPY	25,163	(37,975)
TOPIX Banks Index	Morgan Stanley & Co. International plc	161,095	04/10/20	JPY	157.82	JPY	22,365	(37,823)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	3,762	09/11/20	JPY	3,820.96	JPY	14,318	(13,048)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	3,764	12/11/20	JPY	3,786.60	JPY	14,326	(16,530)
EURO STOXX Bank Index	Barclays Bank plc	2,107	03/19/21	EUR	110.23	EUR	186	(73,126)
EURO STOXX Bank Index	UBS AG	2,144	06/18/21	EUR	106.38	EUR	189	(74,166)

								(486,696)

								$(670,552)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.55%	Semi-Annual	Goldman Sachs International	07/25/19	1.55%	USD	2,320	$(2,442)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.90%	Semi-Annual	Nomura International plc	09/20/19	1.90%	USD	9,273	(15,825)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.55%	Semi-Annual	Goldman Sachs International	09/25/19	1.55%	USD	2,320	(9,395)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.55%	Semi-Annual	Goldman Sachs International	12/27/19	1.55%	USD	1,550	(10,139)

										$(37,801)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	USD	180	$ (13,926)	$(10,885)	$(3,041)

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2020	USD	35,981	Goldman Sachs International	12/18/20	USD	36	$8,344	$—	$8,344
S&P 500 Index Annual Dividend Future December 2021	USD	48,550	BNP Paribas SA	12/17/21	USD	49	11,700	—	11,700

							$20,044	$—	$20,044

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Citibank NA	02/24/23 - 02/27/23	$ (470,423)	$(1,733	)(b)	$(472,023)	0.3%
	JPMorgan Chase Bank NA	02/08/23	(376,712)	(8,413	)(c)	(384,991)	0.2%

				$(10,146)		$(857,014)

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 10-250 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

LIBOR	Intercontinental Exchange LIBOR USD 1 Month United States Overnight Bank Funding Rate

(b)	Amount includes $(133) of net dividends and financing fees.

(c)	Amount includes $(134) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank NA, as of June 30, 2019, expiration dates 02/24/23 - 02/27/23:

	Shares	Value	% of Basket Value

Reference Entity — Short

Canada
Pembina Pipeline Corp.	(218)	$(8,115)	1.7%
Shopify, Inc.	(62)	(18,634)	4.0

		(26,749)

China
China Everbright International Ltd.	(9,000)	(8,313)	1.8
China International Capital Corp. Ltd.	(5,200)	(10,496)	2.2
China Molybdenum Co. Ltd.	(6,000)	(1,903)	0.4
Great Wall Motor Co. Ltd.	(7,500)	(5,374)	1.1
Huazhu Group Ltd.	(619)	(22,439)	4.8
Meituan Dianping	(900)	(7,905)	1.7
Wuxi Biologics Cayman, Inc.	(1,000)	(8,971)	1.9
Xiaomi Corp.	(23,600)	(30,269)	6.4
ZTE Corp.	(1,200)	(3,474)	0.7

	Shares	Value	% of Basket Value

China (continued)
ZTO Express Cayman, Inc.	(1,401)	$(26,787)	5.7%

		(125,931)
France
Bollore SA	(256)	(1,130)	0.2

Germany
Continental AG	(79)	(11,504)	2.4
Daimler AG (Registered)	(52)	(2,900)	0.6
Volkswagen AG	(156)	(26,758)	5.7

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

	Shares	Value	% of Basket Value

Germany (continued)
Volkswagen AG (Preference)	(121)	$(20,381)	4.3%

		(61,543)

Hong Kong
Sino Biopharmaceutical Ltd.	(5,000)	(5,115)	1.1

Japan
LINE Corp.	(200)	(5,625)	1.2
Nippon Paint Holdings Co. Ltd.	(100)	(3,893)	0.8

		(9,518)

Macau
Galaxy Entertainment Group Ltd.	(1,000)	(6,727)	1.4

Mexico
Industrias Penoles SAB de CV	(161)	(2,075)	0.4

South Korea
Korea Shipbuilding & Offshore Engineering Co. Ltd.	(47)	(4,828)	1.0
LG Display Co. Ltd.	(543)	(8,417)	1.8
Lotte Corp.	(167)	(6,373)	1.4

		(19,618)

Switzerland
Swisscom AG (Registered)	(18)	(9,041)	1.9

Taiwan
Advantech Co. Ltd.	(1,000)	(8,516)	1.8
Hotai Motor Co. Ltd.	(1,000)	(16,388)	3.5

		(24,904)

United Kingdom
Linde plc	(113)	(22,690)	4.8
Reckitt Benckiser Group plc	(12)	(948)	0.2

		(23,638)

United States
AmerisourceBergen Corp.	(8)	(682)	0.1
Aptiv plc	(250)	(20,207)	4.3
Baker Hughes a GE Co.	(120)	(2,956)	0.6
Boston Scientific Corp.	(441)	(18,954)	4.0
Digital Realty Trust, Inc.	(63)	(7,421)	1.6
DISH Network Corp.	(189)	(7,259)	1.5
Dominion Energy, Inc.	(135)	(10,438)	2.2
Fortive Corp.	(51)	(4,158)	0.9
Freeport-McMoRan, Inc.	(1,860)	(21,595)	4.6
Hormel Foods Corp.	(682)	(27,648)	5.9
NVIDIA Corp.	(51)	(8,376)	1.8
Sherwin-Williams Co. (The)	(24)	(10,999)	2.3
T Rowe Price Group, Inc.	(46)	(5,047)	1.1

	Shares	Value	% of Basket Value

United States (continued)
Worldpay, Inc.	(84)	$(10,294)	2.2%

		(156,034)

Total Reference Entity — Short		(472,023)

Net Value of Reference Entity — Citibank NA		$(472,023)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA, as of June 30, 2019, expiration date 02/08/23:

	Shares	Value	% of Basket Value

Reference Entity — Short

Australia
Coles Group Ltd.	(53)	(498)	0.1
Fortescue Metals Group Ltd.	(131)	(833)	0.2

		(1,331)

Brazil
Lojas Americanas SA (Preference)	(1,019)	(4,384)	1.1
Petroleo Brasileiro SA	(100)	(779)	0.2
Suzano SA	(1,485)	(12,688)	3.3
Ultrapar Participacoes SA	(647)	(3,403)	0.9

		(21,254)

Canada
Cenovus Energy, Inc.	(2,475)	(21,829)	5.7
Saputo, Inc.	(119)	(3,562)	0.9

		(25,391)

China
AAC Technologies Holdings, Inc.	(1,500)	(8,486)	2.2
Autohome, Inc.	(118)	(10,103)	2.6
Brilliance China Automotive Holdings Ltd.	(12,000)	(13,271)	3.4
China Everbright International Ltd.	(4,000)	(3,694)	0.9
China Southern Airlines Co. Ltd.	(12,000)	(8,338)	2.2
China State Construction International Holdings Ltd.	(18,000)	(18,489)	4.8
iQIYI, Inc.	(1,153)	(23,809)	6.2
Shenzhou International Group Holdings Ltd.	(1,000)	(13,795)	3.6
Sunny Optical Technology Group Co. Ltd.	(1,400)	(14,495)	3.8
Vipshop Holdings Ltd.	(298)	(2,572)	0.7

		(117,052)

Finland
Neste OYJ	(22)	(748)	0.2

France
Bollore SA	(395)	(1,743)	0.4

Germany
Daimler AG (Registered)	(414)	(23,089)	6.0

Hong Kong
China Gas Holdings Ltd.	(600)	(2,230)	0.6

Japan
Daiichi Sankyo Co. Ltd.	(100)	(5,244)	1.4
FamilyMart UNY Holdings Co. Ltd.	(400)	(9,550)	2.5
LINE Corp.	(300)	(8,438)	2.2
Makita Corp.	(100)	(3,414)	0.9

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

	Shares	Value	% of Basket Value

Japan (continued)
Nippon Paint Holdings Co. Ltd.	(400)	$(15,572)	4.0%

		(42,218)

Poland
mBank SA	(3)	(345)	0.1
PGE Polska Grupa Energetyczna SA	(124)	(319)	0.1
Santander Bank Polska SA	(27)	(2,685)	0.7

		(3,349)

South Korea
Hyundai Steel Co.	(13)	(472)	0.1
LG Display Co. Ltd.	(382)	(5,921)	1.5
Lotte Corp.	(37)	(1,412)	0.4
Lotte Shopping Co. Ltd.	(13)	(1,809)	0.5

		(9,614)

United Kingdom
BT Group plc	(2,340)	(5,851)	1.5

United States
Activision Blizzard, Inc.	(167)	(7,882)	2.1
Advanced Micro Devices, Inc.	(843)	(25,602)	6.7

	Shares	Value	% of Basket Value

United States (continued)
Brown-Forman Corp.	(16)	$(887)	0.2%
Clorox Co. (The)	(17)	(2,603)	0.7
Conagra Brands, Inc.	(622)	(16,496)	4.3
Concho Resources, Inc.	(117)	(12,072)	3.1
Constellation Brands, Inc.	(43)	(8,468)	2.2
Deere & Co.	(73)	(12,097)	3.1
Digital Realty Trust, Inc.	(53)	(6,243)	1.6
Hess Corp.	(26)	(1,653)	0.4
Sherwin-Williams Co. (The)	(25)	(11,457)	3.0
Square, Inc.	(95)	(6,890)	1.8
Tesla, Inc.	(84)	(18,771)	4.9

		(131,121)

Total Reference Entity — Short		(384,991)

Net Value of Reference Entity — JPMorgan Chase Bank NA		$(384,991)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.32%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(10,885)	$—	$(3,041)	$—
OTC Swaps	—	—	20,044	(10,146)	—
Options Written	N/A	N/A	146,834	(267,618)	(708,353)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$11,924	$—	$—	$—	$11,924
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	149,905	—	—	149,905
Options purchased
Investments at value — unaffiliated(b)	—	—	787,393	39,648	111,680	—	938,721
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	20,044	—	—	—	20,044

	$—	$—	$819,361	$189,553	$111,680	$—	$1,120,594

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	14,653	—	—	—	14,653
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	103,616	—	—	103,616
Options written
Options written at value	—	—	634,462	36,090	37,801	—	708,353
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	3,041	—	—	—	—	3,041
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	10,146	—	—	—	10,146

	$—	$3,041	$659,261	$139,706	$37,801	$—	$839,809

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(552,433)	$—	$(28,468)	$—	$(580,901)
Forward foreign currency exchange contracts	—	—	—	(33,428)	—	—	(33,428)
Options purchased(a)	—	—	(250,292)	(62,742)	182,652	—	(130,382)
Options written	—	—	252,921	34,558	(89,350)	—	198,129
Swaps	—	(15,726)	(69,270)	—	156,241	—	71,245

	$—	$(15,726)	$(619,074)	$(61,612)	$221,075	$—	$(475,337)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(137,759)	—	18,093	—	(119,666)
Forward foreign currency exchange contracts	—	—	—	64,685	—	—	64,685
Options purchased(b)	—	—	337,765	(34,359)	32,225	—	335,631
Options written	—	—	300,678	9,585	44,107	—	354,370
Swaps	—	(8,869)	(77,323)	—	(168,506)	—	(254,698)

	$—	$(8,869)	$423,361	$39,911	$(74,081)	$—	$380,322

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

CONSOLIDATED SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$605,705
Average notional value of contracts — short	4,366,167
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	7,172,708
Average amounts sold — in USD	11,925,531
Options:
Average value of option contracts purchased	612,941
Average value of option contracts written	700,043
Average notional value of swaption contracts purchased	4,636,500
Average notional value of swaption contracts written	7,731,500
Credit default swaps:
Average notional value — buy protection	157,286
Interest rate swaps:
Average notional value — pays fixed rate	2,816,354
Average notional value — receives fixed rate	2,324,682
Total return swaps:
Average notional value	459,450

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$40,529
Forward foreign currency exchange contracts	149,905	103,616
Options (a)	938,721	708,353
Swaps — Centrally cleared	—	268
Swaps — OTC (b)	20,044	10,146

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,108,670	$862,912
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(40,797)

Total derivative assets and liabilities subject to an MNA	$1,108,670	$822,115

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$122,058	$(67,136)	$—	$—	$54,922
Barclays Bank plc	6,785	(6,785)	—	—	—
BNP Paribas SA	35,501	(35,501)	—	—	—
Citibank NA	137,671	(100,043)	—	—	37,628
Credit Suisse International	105,220	(28,966)	—	—	76,254
Goldman Sachs International	162,746	(21,976)	—	—	140,770
JPMorgan Chase Bank NA	25,074	(25,074)	—	—	—
JPMorgan Chase Bank NA (c)	12,139	—	—	—	12,139
Morgan Stanley & Co. International plc	158,170	(158,170)	—	—	—
Morgan Stanley & Co. International plc (c)	15,939	—	—	—	15,939
Nomura International plc	133,580	(58,340)	—	—	75,240
Societe Generale SA	23,392	(3,082)	—	—	20,310
Societe Generale SA (c)	64,479	—	—	—	64,479
UBS AG	105,916	(105,916)	—	—	—

	$1,108,670	$(610,989)	$—	$—	$497,681

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America NA	$67,136	$(67,136)	$—	$—	$—
Barclays Bank plc	73,126	(6,785)	—	—	66,341
BNP Paribas SA	38,001	(35,501)	—	—	2,500
Citibank NA	100,043	(100,043)	—	—	—
Credit Suisse International	28,966	(28,966)	—	—	—
Goldman Sachs International	21,976	(21,976)	—	—	—
JPMorgan Chase Bank NA	71,473	(25,074)	—	—	46,399
Morgan Stanley & Co. International plc	235,559	(158,170)	—	—	77,389
Nomura International plc	58,340	(58,340)	—	—	—
Societe Generale SA	3,082	(3,082)	—	—	—
UBS AG	124,413	(105,916)	—	—	18,497

	$822,115	$(610,989)	$—	$—	$211,126

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Represents derivatives owned by the BlackRock Cayman Global Allocation Portfolio I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$6,665	$—	$—	$6,665
Australia	—	426,195	170,657	596,852
Brazil	1,003,594	—	—	1,003,594
Canada	3,043,836	—	—	3,043,836
Chile	44,211	—	—	44,211
China	1,188,804	1,531,122	—	2,719,926
Czech Republic	—	60,972	—	60,972
Denmark	—	206,246	—	206,246
Finland	—	15,127	—	15,127
France	1,262,614	3,832,262	—	5,094,876
Germany	640,421	2,197,046	—	2,837,467
Hong Kong	63,494	1,464,651	—	1,528,145
India	—	1,791,900	—	1,791,900
Indonesia	—	74,697	—	74,697
Italy	212,366	821,360	—	1,033,726
Japan	—	11,846,718	—	11,846,718
Malaysia	—	28,515	—	28,515
Mexico	21,805	—	—	21,805
Netherlands	639,737	3,620,051	—	4,259,788
Norway	—	1,289	—	1,289
Peru	13,092	—	—	13,092
Portugal	—	53,774	—	53,774
Singapore	—	930,862	—	930,862
South Africa	38	13,096	—	13,134
South Korea	102,939	739,557	—	842,496
Spain	—	937,490	—	937,490
Sweden	—	46,872	—	46,872
Switzerland	5,928	1,741,994	—	1,747,922
Taiwan	193,258	2,181,750	—	2,375,008
Thailand	—	367,724	—	367,724

CONSOLIDATED SCHEDULES OF INVESTMENTS	83

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Turkey	$—	$2,834	$—	$2,834
United Arab Emirates	—	350,597	—	350,597
United Kingdom	472,562	2,113,094	—	2,585,656
United States	57,201,206	499,611	66,962	57,767,779
Corporate Bonds
Australia	—	—	772,466	772,466
Chile	—	4,476	—	4,476
China	—	3,000	—	3,000
France	—	200,981	—	200,981
India	—	2	—	2
Japan	—	425,138	—	425,138
Luxembourg	—	38,573	—	38,573
Netherlands	—	211,276	—	211,276
Turkey	—	—	84,000	84,000
United Kingdom	—	203,717	—	203,717
United States	—	8,796,387	—	8,796,387
Floating Rate Loan Interests	—	370,933	—	370,933
Foreign Government Obligations (a)	—	8,031,382	—	8,031,382
Preferred Securities:
Brazil	117,878	—	—	117,878
Germany	—	537,909	—	537,909
South Korea	—	4,046	—	4,046
United Kingdom	—	582,698	106	582,804
United States	414,748	2,171,648	611,518	3,197,914
U.S. Treasury Obligations	—	32,865,799	—	32,865,799
Short-Term Securities:
Foreign Government Obligations (a)	—	6,562,229	—	6,562,229
Money Market Funds	784,528	—	—	784,528
Time Deposits(a)	84,867	—	—	84,867
U.S. Treasury Obligations	—	13,938,442	—	13,938,442
Options Purchased:
Equity contracts	—	787,393	—	787,393
Foreign currency exchange contracts	—	39,648	—	39,648
Interest rate contracts	—	111,680	—	111,680
Liabilities:
Investments:
Investment Sold Short
Common Stocks (a)	—	(116,817)	—	(116,817)

Subtotal	$67,518,591	$113,667,946	$1,705,709	$182,892,246

Investments valued at NAV (b)				2,485,229

Total Investments				$185,377,475

Derivative Financial Instruments (c)
Assets:
Equity contracts	$11,924	$20,044	$—	$31,968
Foreign currency exchange contracts	—	149,905	—	149,905
Liabilities:
Credit contracts	—	(3,041)	—	(3,041)
Equity contracts	(14,653)	(644,608)	—	(659,261)
Foreign currency exchange contracts	—	(139,706)	—	(139,706)
Interest rate contracts	—	(37,801)	—	(37,801)

	$(2,729)	$(655,207)	$—	$(657,936)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Securities	Total
Investments:
Assets:
Opening balance, as of December 31, 2018	$200,896	$905,347	$1,746,553	$2,852,796
Transfers into level 3	—	—	—	—
Transfers out of level 3	—	—	—	—
Accrued discounts/premiums	—	(527)	—	(527)
Net realized loss	—	(1,623)	—	(1,623)
Net change in unrealized appreciation (depreciation) (a)(b)	36,723	(39,565)	(716,309)	(719,151)
Purchases	—	12,721	108	12,829
Sales	—	(19,887)	(418,728)	(438,615)

Closing balance, as of June 30, 2019	$237,619	$856,466	$611,624	$1,705,709

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 (b)	$36,723	$(39,565)	$78,795	$75,953

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) June 30, 2019	BlackRock Government Money Market Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Sponsored Agency Obligations — 54.4%
Federal Farm Credit Bank Discount Notes(a):
1.97%, 07/23/19	USD 1,175	$1,173,196
1.99%, 07/25/19	440	439,287
2.02%, 07/29/19	3,080	3,073,803
2.11%, 08/15/19	720	717,840
2.11%, 09/12/19	495	492,380
2.12%, 10/21/19	340	337,472
2.12%, 10/31/19	450	446,355
2.10%, 11/20/19	340	336,688
2.06%, 01/17/20	890	878,034
2.04%, 02/04/20	545	537,178
2.04%, 02/21/20	515	507,100
2.02%, 03/10/20	970	954,389
2.02%, 03/24/20	805	791,208
Federal Farm Credit Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.05%), 2.37%, 02/07/20	1,545	1,544,990
(LIBOR USD 1 Month - 0.01%), 2.38%, 06/18/20	150	149,997
(LIBOR USD 1 Month + 0.00%), 2.39%, 06/19/20	1,000	1,000,452
(LIBOR USD 1 Month - 0.05%), 2.34%, 08/17/20	455	455,000
(LIBOR USD 1 Month - 0.04%), 2.37%, 09/11/20	545	544,981
(LIBOR USD 1 Month + 0.03%), 2.43%, 12/14/20	685	684,959
(LIBOR USD 1 Month + 0.05%), 2.44%, 04/16/21	700	700,000
Federal Home Loan Bank:
2.49%, 07/11/19	220	219,999
2.48%, 07/15/19	505	505,000
Federal Home Loan Bank Discount Notes(a):
1.28%, 07/05/19	965	964,743
1.56%, 07/08/19	920	919,569
1.67%, 07/10/19	1,195	1,194,286
1.75%, 07/12/19	705	704,486
1.86%, 07/16/19	580	579,422
1.91%, 07/19/19	300	299,640
1.98%, 07/24/19	200	199,692
2.00%, 07/26/19	240	239,599
2.03%, 07/30/19	860	858,344
2.07%, 08/05/19	965	962,739
2.08%, 08/07/19	870	867,857
2.10%, 08/14/19	1,145	1,141,672
2.12%, 08/21/19	2,440	2,431,818
2.14%, 08/28/19	1,705	1,698,558
2.14%, 08/30/19	1,670	1,663,462
2.10%, 09/04/19	1,875	1,867,112
2.11%, 09/10/19	1,515	1,507,829
2.11%, 09/11/19	1,285	1,279,169
2.12%, 09/18/19	1,910	1,900,699
2.12%, 09/20/19	2,055	2,043,708
2.13%, 09/27/19	1,535	1,526,000
2.11%, 10/09/19	325	322,840
2.11%, 10/11/19	290	287,983
2.11%, 10/15/19	265	263,096
2.12%, 10/21/19	525	521,080
2.12%, 10/23/19	705	699,613
2.12%, 10/30/19	510	505,862
2.10%, 11/13/19	595	589,701
2.10%, 11/20/19	1,230	1,218,535

Security	Par (000)	Value

U.S. Government Sponsored Agency Obligations (continued)
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.08%),
2.33%, 07/11/19	USD 1,760	$1,760,000
(SOFR + 0.02%), 2.44%, 07/17/19	195	195,000
(LIBOR USD 1 Month - 0.11%), 2.28%, 07/19/19	2,095	2,095,000
(LIBOR USD 3 Month - 0.26%), 2.27%, 08/16/19	400	399,950
(LIBOR USD 1 Month - 0.08%), 2.32%, 08/27/19	785	785,000
(SOFR + 0.02%), 2.44%, 08/27/19	340	340,000
(LIBOR USD 1 Month - 0.09%), 2.33%, 09/09/19	1,655	1,655,000
(LIBOR USD 1 Month - 0.07%), 2.33%, 09/17/19	630	630,000
(SOFR + 0.01%), 2.43%, 11/13/19	815	815,000
(SOFR + 0.03%), 2.45%, 12/06/19	260	260,000
(LIBOR USD 3 Month - 0.14%), 2.28%, 12/19/19	430	430,000
(SOFR + 0.01%), 2.43%, 12/20/19	600	600,000
(SOFR + 0.01%), 2.43%, 01/17/20	485	485,000
(SOFR + 0.05%), 2.47%, 01/17/20	65	65,000
(LIBOR USD 1 Month - 0.06%), 2.34%, 02/24/20	1,180	1,180,000
(LIBOR USD 1 Month - 0.04%), 2.36%, 02/25/20	550	550,000
(LIBOR USD 1 Month - 0.04%), 2.35%, 04/17/20	2,750	2,749,640
(LIBOR USD 3 Month - 0.14%), 2.45%, 04/20/20	2,000	2,000,000
(SOFR + 0.04%), 2.45%, 06/19/20	255	255,000
(SOFR + 0.08%), 2.50%, 07/24/20	170	170,000
(SOFR + 0.11%), 2.54%, 10/01/20	600	600,000
(SOFR + 0.12%), 2.54%, 03/12/21	545	545,000
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 1 Month - 0.10%), 2.31%, 08/08/19(b)	965	964,950
Federal National Mortgage Association, 0.88%,08/02/19	730	728,889

Total U.S. Government Sponsored Agency Obligations — 54.4% (Cost: $66,007,851)		66,007,851

U.S. Treasury Obligations — 9.3%
U.S. Treasury Bills(a):
2.02%, 08/22/19	3,000	2,989,362
2.03%, 08/29/19	2,000	1,991,953
2.02%, 10/31/19	95	94,253
2.05%, 12/19/19	1,740	1,722,391
1.96%, 04/23/20	1,920	1,882,618
U.S. Treasury Notes:
0.88%, 07/31/19	55	54,928
1.38%, 07/31/19	105	104,902
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.14%, 10/31/20(b)	1,300	1,298,190
(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.21%, 01/31/21(b)	1,000	1,000,000

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Government Money Market Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.24%, 04/30/21(b)	USD 100	$99,851

Total U.S. Treasury Obligations — 9.3% (Cost: $11,238,448)		11,238,448

Total Repurchase Agreements — 33.0% (Cost: $40,000,000)		40,000,000

Total Investments — 96.7% (Cost: $117,246,299)(c)		117,246,299

Other Assets Less Liabilities — 3.3%		3,979,799

Net Assets — 100.0%		$121,226,098

(a)	Rates are the current rate or a range of current rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of America Securities, Inc.	2.50%		06/28/19	07/01/19	$10,000	$10,000	$10,002,083	U.S. Government Sponsored Agency Obligation, 4.00% due 08/15/47	$10,133,672	$ 10,200,001

BNP Paribas SA	2.50		06/28/19	07/01/19	2,500	2,500	2,500,521	U.S. Government Sponsored Agency Obligations, 2.50% to 4.50%, due 12/01/46 to 04/20/49	2,541,197	2,552,902

Goldman Sachs & Co. LLC	2.65		06/26/19	07/03/19	3,000	3,000	3,001,546	U.S. Government Sponsored Agency Obligations, 0.48% to 4.00%, due 11/20/41 to 02/16/58	73,416,001	3,312,800

JP Morgan Securities LLC	2.53		06/28/19	07/01/19	8,000	8,000	8,001,687	U.S. Treasury Obligations, 0.00%, due 11/15/46 to 11/15/48	17,061,662	8,160,000
	2.5[7]	(a)	06/28/19	08/05/19	2,500	2,500	2,506,776	U.S. Government Sponsored Agency Obligations, 3.57% to 5.00%, due 06/25/30 to 10/25/46	190,764,657	2,625,000

Total JP Morgan Securities LLC						$10,500				$10,785,000

Mizuho Securities USA LLC	2.51		06/28/19	07/01/19	4,000	4,000	4,000,837	U.S. Treasury Obligations, 2.75% to 2.88%, due 05/31/25 to 08/31/25	3,844,200	4,080,059

TD Securities USA LLC	2.50		06/28/19	07/01/19	5,000	5,000	5,001,042	U.S. Treasury Obligation, 2.63%, due 06/15/21	5,012,000	5,100,038

Wells Fargo Securities LLC	2.50		06/28/19	07/01/19	5,000	5,000	5,001,042	U.S. Treasury Obligation, 2.50%, due 01/15/22	4,951,100	5,100,009

						$40,000				$ 41,130,809

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Government Money Market Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities (a)	$—	$117,246,299	$—	$117,246,299

(a)	See above Schedule of Investments for values in each security type. Investments categorized as Level 2 are included in security type.

See notes to financial statements.

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 1.0%

Chemicals — 0.3%
Element Solutions, Inc.(a)		9,095	$94,042

Containers & Packaging — 0.2%
Crown Holdings, Inc.(a)		916	55,968

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		880	34,302

Hotels, Restaurants & Leisure — 0.2%
Star Group, Inc. (The)(a)		3,276	55,911

Metals & Mining — 0.2%
Constellium NV, Class A(a)		5,016	50,361

Total Common Stocks — 1.0% (Cost: $316,501)			290,584

	Par (000)

Corporate Bonds — 85.0%

Aerospace & Defense — 4.4%
Arconic, Inc.:
5.40%, 04/15/21	USD	2	2,073
5.13%, 10/01/24		118	124,616
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		27	28,013
Bombardier, Inc.(b):
8.75%, 12/01/21		39	42,510
5.75%, 03/15/22		24	24,330
6.13%, 01/15/23		26	26,357
7.50%, 12/01/24		154	157,080
7.50%, 03/15/25		42	42,118
7.88%, 04/15/27		131	131,164
BWX Technologies, Inc., 5.38%, 07/15/26(b)		64	66,077
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		31	33,325
Pioneer Holdings LLC, 9.00%, 11/01/22(b)		16	16,440
TransDigm, Inc.:
6.50%, 05/15/25		15	15,172
6.25%, 03/15/26(b)		585	615,714

			1,324,989

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(b)		2	2,133

Auto Components — 1.4%
Allison Transmission, Inc., 5.88%, 06/01/29(b)		33	34,732
Icahn Enterprises LP:
6.75%, 02/01/24		45	46,744
6.38%, 12/15/25		21	21,437
6.25%, 05/15/26(b)		27	27,371
Panther BF Aggregator 2 LP(b):
6.25%, 05/15/26		121	125,689
8.50%, 05/15/27		154	158,620

			414,593

Automobiles — 0.1%
Tesla, Inc., 5.30%, 08/15/25(b)		18	15,795

Banks — 0.5%
Banco Espirito Santo SA, 4.75%, 01/15/18(a)(c)	EUR	100	25,016
CIT Group, Inc.:
5.00%, 08/01/23	USD	54	57,645
5.25%, 03/07/25		24	26,310
6.13%, 03/09/28		24	27,300

			136,271

Security	Par (000)		Value

Building Products — 0.7%(b)
Builders FirstSource, Inc., 6.75%, 06/01/27	USD	11	$11,605
CPG Merger Sub LLC, 8.00%, 10/01/21		52	52,715
JELD-WEN, Inc., 4.63%, 12/15/25		14	13,738
Masonite International Corp., 5.75%, 09/15/26		15	15,450
PGT Escrow Issuer, Inc., 6.75%, 08/01/26		10	10,562
Standard Industries, Inc.:
5.38%, 11/15/24		39	40,365
6.00%, 10/15/25		57	60,491

			204,926

Capital Markets — 0.1%
FS Energy & Power Fund, 7.50%, 08/15/23(b)		7	7,105
MSCI, Inc., 4.75%, 08/01/26(b)		4	4,150
Owl Rock Capital Corp., 5.25%, 04/15/24		18	18,655

			29,910

Chemicals — 1.3%
Blue Cube Spinco LLC:
9.75%, 10/15/23		44	48,620
10.00%, 10/15/25		62	70,137
Chemours Co. (The):
6.63%, 05/15/23		21	21,722
5.38%, 05/15/27		30	28,575
Element Solutions, Inc., 5.88%, 12/01/25(b)		134	139,528
GCP Applied Technologies, Inc.,
5.50%, 04/15/26(b)		26	26,390
Momentive Performance Materials USA Escrow LLC, 8.88%, 10/15/20(a)(c)(d)		82	—
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		4	4,140
PQ Corp., 5.75%, 12/15/25(b)		51	51,574
W.R. Grace & Co., 5.63%, 10/01/24(b)		12	12,930

			403,616

Commercial Services & Supplies — 2.1%
ADT Security Corp. (The):
3.50%, 07/15/22		15	14,962
4.13%, 06/15/23		5	4,997
4.88%, 07/15/32(b)		36	31,050
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		14	14,647
APX Group, Inc.:
8.75%, 12/01/20		23	21,792
7.88%, 12/01/22		25	23,969
Aramark Services, Inc.(b):
5.00%, 04/01/25		13	13,195
5.00%, 02/01/28		67	68,926
Clean Harbors, Inc.(b):
4.88%, 07/15/27		25	25,409
5.13%, 07/15/29		13	13,260
GFL Environmental, Inc.(b):
7.00%, 06/01/26		32	32,760
8.50%, 05/01/27		28	30,135
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		12	10,185
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		20	20,350
Matthews International Corp., 5.25%, 12/01/25(b)		2	1,967
Mobile Mini, Inc., 5.88%, 07/01/24		50	51,500
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		4	3,930
Nielsen Finance LLC, 5.00%, 04/15/22(b)		45	44,888
Prime Security Services Borrower LLC(b):
9.25%, 05/15/23		19	19,954
5.25%, 04/15/24		40	40,700
5.75%, 04/15/26		45	46,462

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Ritchie Bros Auctioneers, Inc.,
5.38%, 01/15/25(b)	USD	20	$20,725
Stericycle, Inc., 5.38%, 07/15/24(b)		25	26,097
Tervita Escrow Corp., 7.63%, 12/01/21(b)		32	32,551
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		15	15,338

			629,749

Communications Equipment — 0.9%
CommScope, Inc.(b):
5.50%, 03/01/24		86	88,258
6.00%, 03/01/26		54	55,350
Nokia OYJ, 6.63%, 05/15/39		60	65,831
ViaSat, Inc., 5.63%, 04/15/27(b)		54	56,160

			265,599

Construction & Engineering — 0.1%(b)
Brand Industrial Services, Inc., 8.50%, 07/15/25		18	16,312
New Enterprise Stone & Lime Co., Inc.:
10.13%, 04/01/22		17	17,383
6.25%, 03/15/26		7	7,105

			40,800

Consumer Finance — 1.8%
Ally Financial, Inc.:
3.88%, 05/21/24		20	20,475
8.00%, 11/01/31		202	266,985
Credit Acceptance Corp., 6.63%, 03/15/26(b)		15	15,769
Navient Corp.:
6.63%, 07/26/21		26	27,528
6.50%, 06/15/22		6	6,373
5.50%, 01/25/23		22	22,605
7.25%, 09/25/23		17	18,148
5.88%, 10/25/24		21	21,236
6.75%, 06/25/25		13	13,455
6.75%, 06/15/26		12	12,450
Springleaf Finance Corp.:
5.63%, 03/15/23		4	4,250
6.13%, 03/15/24		33	35,475
6.88%, 03/15/25		38	41,609
7.13%, 03/15/26		16	17,530
6.63%, 01/15/28		19	19,950

			543,838

Containers & Packaging — 2.8%
Ardagh Packaging Finance plc(b):
4.63%, 05/15/23		200	203,250
7.25%, 05/15/24		200	210,750
Berry Global Escrow Corp., 4.88%, 07/15/26(b)		42	42,893
BWAY Holding Co., 5.50%, 04/15/24(b)		124	124,062
Crown Americas LLC:
4.75%, 02/01/26		21	21,578
4.25%, 09/30/26		52	53,040
Graphic Packaging International LLC, 4.75%, 07/15/27(b)		13	13,341
Greif, Inc., 6.50%, 03/01/27(b)		7	7,228
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		15	15,506
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		15	15,131
Reynolds Group Issuer, Inc.(b):
5.13%, 07/15/23		22	22,412
7.00%, 07/15/24		95	98,232
Sealed Air Corp., 6.88%, 07/15/33(b)		9	10,026

			837,449

Distributors — 0.4%(b)
American Builders & Contractors Supply Co., Inc.:
5.75%, 12/15/23		2	2,072

Security	Par (000)		Value

Distributors (continued)
5.88%, 05/15/26	USD	40	$41,700
Core & Main LP, 6.13%, 08/15/25		52	52,520
IAA, Inc., 5.50%, 06/15/27		36	37,440

			133,732

Diversified Consumer Services — 0.8%
Allied Universal Holdco LLC, 6.63%, 07/15/26(b)		72	73,080
frontdoor, Inc., 6.75%, 08/15/26(b)		41	43,665
Graham Holdings Co., 5.75%, 06/01/26(b)		18	19,035
Laureate Education, Inc., 8.25%, 05/01/25(b)		11	12,018
Service Corp. International, 5.13%, 06/01/29		27	28,417
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		53	54,524

			230,739

Diversified Financial Services — 1.2%(b)
Fairstone Financial, Inc., 7.88%, 07/15/24		10	10,187
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	100	116,256
6.25%, 05/15/26	USD	52	53,482
8.25%, 11/15/26		79	81,251
Verscend Escrow Corp., 9.75%, 08/15/26		109	113,224

			374,400

Diversified Telecommunication Services — 5.9%
Altice France SA, 8.13%, 02/01/27(b)		248	260,400
CCO Holdings LLC(b):
4.00%, 03/01/23		29	29,064
5.75%, 02/15/26		19	19,926
5.13%, 05/01/27		165	170,834
5.00%, 02/01/28		31	31,657
5.38%, 06/01/29		107	110,478
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		40	42,300
Series W, 6.75%, 12/01/23		10	10,788
Series Y, 7.50%, 04/01/24		45	49,781
5.63%, 04/01/25		30	30,600
Series U, 7.65%, 03/15/42		2	1,870
Cincinnati Bell, Inc.(b):
7.00%, 07/15/24		37	32,652
8.00%, 10/15/25		15	12,750
Embarq Corp., 8.00%, 06/01/36		42	40,648
Frontier Communications Corp.:
10.50%, 09/15/22		17	11,518
11.00%, 09/15/25		137	84,940
8.00%, 04/01/27(b)		124	128,960
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		60	54,750
8.50%, 10/15/24(b)		60	59,400
9.75%, 07/15/25(b)		114	116,280
Level 3 Financing, Inc.:
5.63%, 02/01/23		2	2,025
5.13%, 05/01/23		13	13,108
5.38%, 05/01/25		6	6,195
5.25%, 03/15/26		59	61,065
Level 3 Parent LLC, 5.75%, 12/01/22		40	40,350
Qualitytech LP, 4.75%, 11/15/25(b)		18	17,820
Qwest Corp., 6.75%, 12/01/21		10	10,738
Sprint Capital Corp., 8.75%, 03/15/32		15	17,363
Telecom Italia Capital SA:
6.38%, 11/15/33		37	38,387
6.00%, 09/30/34		48	48,960
7.20%, 07/18/36		2	2,205
7.72%, 06/04/38		5	5,638
Telesat Canada, 8.88%, 11/15/24(b)		12	12,990

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Virgin Media Finance plc, 5.75%, 01/15/25(b)	USD	200	$206,998

			1,783,438

Electric Utilities — 0.6%
Edison International, 5.75%, 06/15/27		5	5,370
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24		49	49,307
4.25%, 09/15/24		14	14,074
4.50%, 09/15/27		13	12,838
Vistra Operations Co. LLC(b):
3.55%, 07/15/24		25	25,147
5.50%, 09/01/26		2	2,113
5.63%, 02/15/27		11	11,646
5.00%, 07/31/27		19	19,689
4.30%, 07/15/29		29	29,399

			169,583

Electrical Equipment — 0.3%(b)
Sensata Technologies BV:
5.63%, 11/01/24		13	14,007
5.00%, 10/01/25		40	41,700
Vertiv Group Corp., 9.25%, 10/15/24		45	43,088

			98,795

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC:
5.50%, 12/01/24		20	21,380
5.00%, 09/01/25		53	55,186

			76,566

Energy Equipment & Services — 2.0%
Apergy Corp., 6.38%, 05/01/26		14	14,105
Archrock Partners LP, 6.88%, 04/01/27(b)		12	12,541
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43		18	11,160
Ensco Rowan plc:
4.70%, 03/15/21		2	1,859
4.50%, 10/01/24		8	5,960
5.20%, 03/15/25		8	5,880
7.75%, 02/01/26		19	14,155
5.75%, 10/01/44		14	8,050
Nabors Industries, Inc.:
4.63%, 09/15/21		29	28,275
5.50%, 01/15/23		5	4,675
Noble Holding International Ltd.:
7.88%, 02/01/26(b)		94	80,870
5.25%, 03/15/42		12	6,390
Pacific Drilling SA, 8.38%, 10/01/23(b)		89	88,110
Precision Drilling Corp.:
5.25%, 11/15/24		2	1,850
7.13%, 01/15/26(b)		10	9,675
Rowan Cos., Inc., 4.88%, 06/01/22		47	43,299
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		23	23,360
Transocean Poseidon Ltd., 6.88%, 02/01/27(b)		31	32,763
Transocean Sentry Ltd., 5.38%, 05/15/23(b)		28	28,035
Transocean, Inc.:
6.50%, 11/15/20		3	3,090
9.00%, 07/15/23(b)		45	47,925
7.25%, 11/01/25(b)		31	29,373
7.50%, 01/15/26(b)		19	18,097
USA Compression Partners LP:
6.88%, 04/01/26		42	44,411
6.88%, 09/01/27(b)		29	30,453

			594,361

Security	Par (000)		Value

Entertainment — 0.7%
Ascend Learning LLC:
6.88%, 08/01/25(b)	USD	62	$63,074
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24		3	3,154
5.88%, 11/01/24		18	18,450
Live Nation Entertainment, Inc.,
4.88%, 11/01/24(b)		3	3,086
Netflix, Inc.:
5.88%, 11/15/28		71	78,606
5.38%, 11/15/29(b)		55	58,420

			224,790

Equity Real Estate Investment Trusts (REITs) — 2.4%
Brookfield Property REIT, Inc.,
5.75%, 05/15/26(b)		15	15,450
CyrusOne LP, 5.38%, 03/15/27		14	14,735
Equinix, Inc.:
5.88%, 01/15/26		68	71,995
5.38%, 05/15/27		19	20,368
GLP Capital LP:
5.38%, 11/01/23		6	6,433
5.25%, 06/01/25		13	13,928
5.38%, 04/15/26		11	11,896
Iron Mountain, Inc., 4.88%, 09/15/27(b)		38	37,668
iStar, Inc.:
4.63%, 09/15/20		4	4,035
6.00%, 04/01/22		3	3,075
5.25%, 09/15/22		11	11,261
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		79	85,123
4.50%, 09/01/26		70	71,837
5.75%, 02/01/27(b)		24	25,860
4.50%, 01/15/28		34	33,745
MPT Operating Partnership LP, 5.00%, 10/15/27		96	98,880
SBA Communications Corp.:
4.00%, 10/01/22		35	35,481
4.88%, 09/01/24		124	127,720
VICI Properties 1 LLC, 8.00%, 10/15/23		17	19,228

			708,718

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC, 5.75%, 03/15/25		22	22,172

Food Products — 1.3%(b)
Chobani LLC, 7.50%, 04/15/25		15	14,025
Darling Ingredients, Inc., 5.25%, 04/15/27		11	11,495
JBS USA LUX SA:
5.88%, 07/15/24		32	32,919
5.75%, 06/15/25		89	92,783
6.75%, 02/15/28		44	47,685
6.50%, 04/15/29		54	58,657
Post Holdings, Inc.:
5.50%, 03/01/25		33	34,072
5.75%, 03/01/27		26	26,845
5.63%, 01/15/28		8	8,220
5.50%, 12/15/29		23	23,058
Simmons Foods, Inc., 7.75%, 01/15/24		25	26,938

			376,697

Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(b)		31	32,046

Health Care Equipment & Supplies — 0.9%
Hologic, Inc.(b):
4.38%, 10/15/25		18	18,248
4.63%, 02/01/28		10	10,150

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Equipment & Supplies (continued)
Immucor, Inc., 11.13%, 02/15/22(b)	USD	8	$8,160
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		175	167,125
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		41	41,512
Teleflex, Inc.:
4.88%, 06/01/26		25	25,937
4.63%, 11/15/27		2	2,058

			273,190

Health Care Providers & Services — 4.8%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		21	21,105
6.50%, 03/01/24		16	16,680
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		14	15,085
Centene Corp., 5.38%, 06/01/26(b)		186	195,532
Community Health Systems, Inc.(b):
8.63%, 01/15/24		54	54,000
8.00%, 03/15/26		43	41,375
DaVita, Inc., 5.00%, 05/01/25		28	27,643
Eagle Holding Co. II LLC(b)(e):
7.63%, (7.63% Cash or 8.38% PIK),05/15/22		10	10,050
7.75%, (7.75% Cash or 8.50% PIK),05/15/22		33	33,248
Envision Healthcare Corp., 8.75%, 10/15/26(b)		31	21,623
HCA, Inc.:
5.38%, 02/01/25		68	73,397
5.38%, 09/01/26		20	21,550
5.63%, 09/01/28		84	90,930
5.88%, 02/01/29		86	94,278
MEDNAX, Inc.(b):
5.25%, 12/01/23		15	14,812
6.25%, 01/15/27		68	66,895
Molina Healthcare, Inc.:
5.38%, 11/15/22		20	20,800
4.88%, 06/15/25(b)		19	19,285
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		31	29,069
NVA Holdings, Inc., 6.88%, 04/01/26(b)		14	14,630
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(e)		64	56,186
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		42	36,330
10.00%, 04/15/27		18	17,955
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		27	20,655
Tenet Healthcare Corp.:
6.00%, 10/01/20		27	27,795
8.13%, 04/01/22		60	62,925
4.63%, 07/15/24		111	112,387
6.25%, 02/01/27(b)		114	117,990
Vizient, Inc., 6.25%, 05/15/27(b)		28	29,576
WellCare Health Plans, Inc.:
5.25%, 04/01/25		44	45,870
5.38%, 08/15/26(b)		45	47,700

			1,457,356

Hotels, Restaurants & Leisure — 4.8%
1011778 BC ULC(b):
4.25%, 05/15/24		63	63,709
5.00%, 10/15/25		220	221,716
Boyd Gaming Corp., 6.00%, 08/15/26		11	11,564
Boyne USA, Inc., 7.25%, 05/01/25(b)		13	14,072
Cedar Fair LP, 5.25%, 07/15/29(b)		28	28,569
Churchill Downs, Inc.(b):
5.50%, 04/01/27		46	48,156
4.75%, 01/15/28		31	31,147

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	8	$8,410
6.00%, 09/15/26		12	13,110
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		18	18,428
Golden Nugget, Inc., 6.75%, 10/15/24(b)		100	103,000
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		12	12,180
5.13%, 05/01/26		58	60,538
4.88%, 01/15/30(b)		92	94,760
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		2	2,048
4.88%, 04/01/27		20	20,669
IRB Holding Corp., 6.75%, 02/15/26(b)		3	2,985
KFC Holding Co.(b):
5.00%, 06/01/24		10	10,337
5.25%, 06/01/26		32	33,560
4.75%, 06/01/27		2	2,050
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26		2	2,145
MGM Resorts International:
6.63%, 12/15/21		95	102,600
7.75%, 03/15/22		30	33,450
4.63%, 09/01/26		2	2,010
Sabre GLBL, Inc.(b):
5.38%, 04/15/23		11	11,247
5.25%, 11/15/23		19	19,570
Scientific Games International, Inc.(b):
5.00%, 10/15/25		124	125,240
8.25%, 03/15/26		71	74,549
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24		73	74,141
5.50%, 04/15/27		48	49,920
Station Casinos LLC, 5.00%, 10/01/25(b)		18	18,045
Viking Cruises Ltd., 5.88%, 09/15/27(b)		95	96,187
Wyndham Destinations, Inc., 5.75%, 04/01/27		8	8,350
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		12	12,555
Yum! Brands, Inc.:
3.88%, 11/01/23		2	2,026
5.35%, 11/01/43		2	1,790

			1,434,833

Household Durables — 0.7%
Lennar Corp.:
6.63%, 05/01/20		6	6,165
5.25%, 06/01/26		14	14,910
4.75%, 11/29/27		40	42,100
Mattamy Group Corp.(b):
6.88%, 12/15/23		18	18,742
6.50%, 10/01/25		4	4,215
MDC Holdings, Inc., 6.00%, 01/15/43		10	9,350
Meritage Homes Corp., 5.13%, 06/06/27		9	9,135
PulteGroup, Inc.:
6.38%, 05/15/33		22	23,457
6.00%, 02/15/35		6	6,150
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		25	25,438
Tempur Sealy International, Inc., 5.50%, 06/15/26		2	2,075
TRI Pointe Group, Inc., 4.88%, 07/01/21		13	13,260
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		13	13,650
6.88%, 08/15/23		36	37,530

			226,177

92	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Products — 0.1%
Energizer Holdings, Inc.(b):
6.38%, 07/15/26	USD	6	$6,165
7.75%, 01/15/27		28	30,305

			36,470

Independent Power and Renewable Electricity Producers — 2.0%
AES Corp.:
4.88%, 05/15/23		4	4,070
5.50%, 04/15/25		2	2,078
6.00%, 05/15/26		3	3,180
Calpine Corp.:
5.38%, 01/15/23		98	99,138
5.88%, 01/15/24(b)		31	31,697
5.50%, 02/01/24		6	5,940
5.75%, 01/15/25		35	34,738
5.25%, 06/01/26(b)		62	63,085
Clearway Energy Operating LLC:
5.38%, 08/15/24		38	38,665
5.75%, 10/15/25(b)		19	19,285
NRG Energy, Inc.:
3.75%, 06/15/24(b)		13	13,356
6.63%, 01/15/27		79	85,814
5.75%, 01/15/28		32	34,320
4.45%, 06/15/29(b)		32	33,295
5.25%, 06/15/29(b)		57	60,847
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		24	24,360
Talen Energy Supply LLC:
6.50%, 06/01/25		4	3,350
10.50%, 01/15/26(b)		4	3,990
7.25%, 05/15/27(b)		23	23,575
6.63%, 01/15/28(b)		18	17,887

			602,670

Insurance — 1.0%
Acrisure LLC, 8.13%, 02/15/24(b)		10	10,325
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)		131	134,236
AmWINS Group, Inc., 7.75%, 07/01/26(b)		14	14,490
CNO Financial Group, Inc., 5.25%, 05/30/29		33	35,722
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		21	21,105
HUB International Ltd., 7.00%, 05/01/26(b)		84	85,155

			301,033

Interactive Media & Services — 0.0%
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		15	13,763

Internet & Direct Marketing Retail — 0.1%(b)
Go Daddy Operating Co. LLC, 5.25%, 12/01/27		29	30,015
GrubHub Holdings, Inc., 5.50%, 07/01/27		13	13,343

			43,358

IT Services — 1.7%
Alliance Data Systems Corp.(b):
5.88%, 11/01/21		27	27,794
5.38%, 08/01/22		24	24,312
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		129	111,908
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		33	33,495
Fiserv, Inc.:
3.50%, 07/01/29		40	41,115
4.40%, 07/01/49		15	15,781
Gartner, Inc., 5.13%, 04/01/25(b)		22	22,616
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		31	31,930
WEX, Inc., 4.75%, 02/01/23(b)		16	16,080
Zayo Group LLC:
6.00%, 04/01/23		53	54,192
6.38%, 05/15/25		25	25,499

Security		Par (000)	Value

IT Services (continued)
5.75%, 01/15/27(b)	USD	117	$119,209

			523,931

Leisure Products — 0.2%
Mattel, Inc., 6.75%, 12/31/25(b)		63	64,811

Life Sciences Tools & Services — 1.1%(b)
Avantor, Inc.:
6.00%, 10/01/24		178	189,392
9.00%, 10/01/25		89	99,235
Charles River Laboratories International, Inc., 5.50%, 04/01/26		36	37,883

			326,510

Machinery — 1.4%(b)
Amsted Industries, Inc., 5.63%, 07/01/27		15	15,637
Colfax Corp.:
6.00%, 02/15/24		43	45,472
6.38%, 02/15/26		23	24,668
Grinding Media, Inc., 7.38%, 12/15/23		26	24,895
Manitowoc Co., Inc. (The), 9.00%, 04/01/26		18	18,000
Mueller Water Products, Inc., 5.50%, 06/15/26		38	39,282
Navistar International Corp., 6.63%, 11/01/25		33	34,568
RBS Global, Inc., 4.88%, 12/15/25		74	74,925
SPX FLOW, Inc., 5.63%, 08/15/24		22	22,935
Stevens Holding Co., Inc., 6.13%, 10/01/26		12	12,645
Terex Corp., 5.63%, 02/01/25		42	42,630
Titan Acquisition Ltd., 7.75%, 04/15/26		59	53,100
Wabash National Corp., 5.50%, 10/01/25		23	21,793

			430,550

Media — 7.4%
Altice Luxembourg SA, 7.63%, 02/15/25(b)		200	188,125
AMC Networks, Inc., 4.75%, 08/01/25		60	60,600
Clear Channel International BV, 8.75%, 12/15/20(b)		72	73,620
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22		306	311,801
9.25%, 02/15/24(b)		195	211,575
CSC Holdings LLC:
6.75%, 11/15/21		164	175,480
5.25%, 06/01/24		41	42,589
5.38%, 02/01/28(b)		200	207,750
6.50%, 02/01/29(b)		200	218,250
Cumulus Media New Holdings, Inc., 6.75%, 07/01/26(b)		20	19,946
DISH DBS Corp.:
6.75%, 06/01/21		11	11,536
5.88%, 07/15/22		156	158,340
5.00%, 03/15/23		23	22,224
5.88%, 11/15/24		4	3,785
Entercom Media Corp., 6.50%, 05/01/27(b)		14	14,560
GCI LLC, 6.63%, 06/15/24(b)		15	15,717
Gray Television, Inc., 7.00%, 05/15/27(b)		33	35,805
iHeartCommunications, Inc., 6.38%, 05/01/26		15	15,767
MDC Partners, Inc., 6.50%, 05/01/24(b)		32	29,407
Meredith Corp., 6.88%, 02/01/26		16	16,978
Midcontinent Communications, 6.88%, 08/15/23(b)		11	11,412
Nexstar Escrow, Inc., 5.63%, 07/15/27(b)		20	20,475
Outfront Media Capital LLC:
5.88%, 03/15/25		11	11,371
5.00%, 08/15/27(b)		60	61,422
Radiate Holdco LLC(b):
6.88%, 02/15/23		6	6,000
6.63%, 02/15/25		14	13,545

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24	USD	25	$25,582
5.38%, 04/15/25		15	15,469
5.00%, 08/01/27		67	68,166
5.50%, 07/01/29		36	36,907
TEGNA, Inc., 5.50%, 09/15/24(b)		8	8,200
Univision Communications, Inc.(b):
6.75%, 09/15/22		1	1,016
5.13%, 05/15/23		21	20,527
5.13%, 02/15/25		23	21,879
Videotron Ltd., 5.13%, 04/15/27(b)		44	45,925
WMG Acquisition Corp., 5.50%, 04/15/26(b)		12	12,389

			2,214,140

Metals & Mining — 3.1%
Big River Steel LLC, 7.25%, 09/01/25(b)		21	22,062
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		20	20,300
Constellium NV, 5.88%, 02/15/26(b)		250	256,875
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		22	22,413
3.55%, 03/01/22		50	50,187
3.88%, 03/15/23		118	118,000
4.55%, 11/14/24		49	50,090
5.45%, 03/15/43		161	147,315
Kaiser Aluminum Corp., 5.88%, 05/15/24		14	14,560
Mineral Resources Ltd., 8.13%, 05/01/27(b)		29	30,196
Novelis Corp.(b):
6.25%, 08/15/24		100	104,846
5.88%, 09/30/26		47	47,587
Steel Dynamics, Inc.:
5.50%, 10/01/24		26	26,943
4.13%, 09/15/25		20	19,900
SunCoke Energy Partners LP 7.50%, 06/15/25(b)		9	8,786

			940,060

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21		12	12,330

Oil, Gas & Consumable Fuels — 8.8%
Antero Midstream Partners LP, 5.38%, 09/15/24		5	4,969
Antero Resources Corp.:
5.13%, 12/01/22		4	3,840
5.63%, 06/01/23		11	10,617
Ascent Resources Utica Holdings LLC(b):
10.00%, 04/01/22		30	31,759
7.00%, 11/01/26		10	9,125
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		8	7,760
Brazos Valley Longhorn LLC, 6.88%, 02/01/25		14	13,160
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		14	11,760
Callon Petroleum Co.:
6.13%, 10/01/24		26	26,260
6.38%, 07/01/26		13	13,130
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		13	12,545
8.25%, 07/15/25		23	22,655
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		16	16,160
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		14	8,680
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		100	115,010
5.88%, 03/31/25		37	41,209
5.13%, 06/30/27		57	61,916
Cheniere Energy Partners LP, 5.63%, 10/01/26(b)		51	53,805

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.:
6.63%, 08/15/20	USD	28	$28,210
4.88%, 04/15/22		10	9,450
5.75%, 03/15/23		2	1,875
7.00%, 10/01/24		24	21,540
8.00%, 01/15/25		20	18,550
8.00%, 03/15/26(b)		16	14,520
8.00%, 06/15/27		36	31,725
CNX Resources Corp., 5.88%, 04/15/22		120	116,400
Comstock Resources, Inc., 9.75%, 08/15/26		17	13,047
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		68	73,610
Covey Park Energy LLC, 7.50%, 05/15/25(b)		18	12,960
Crestwood Midstream Partners LP, 5.63%, 05/01/27(b)		40	39,900
CrownRock LP, 5.63%, 10/15/25(b)		88	88,220
DCP Midstream Operating LP:
5.38%, 07/15/25		10	10,537
5.13%, 05/15/29		31	31,853
6.45%, 11/03/36(b)		17	17,850
6.75%, 09/15/37(b)		29	31,175
Denbury Resources, Inc., 9.25%, 03/31/22(b)		46	43,125
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		56	58,030
5.75%, 01/30/28		49	51,573
EnLink Midstream LLC, 5.38%, 06/01/29		8	8,200
EnLink Midstream Partners LP:
4.40%, 04/01/24		22	22,247
4.15%, 06/01/25		2	1,960
4.85%, 07/15/26		2	2,015
5.60%, 04/01/44		26	23,855
5.05%, 04/01/45		34	28,390
5.45%, 06/01/47		22	18,810
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		39	33,345
5.63%, 02/01/26		34	27,455
Genesis Energy LP:
6.00%, 05/15/23		8	7,940
5.63%, 06/15/24		7	6,737
6.50%, 10/01/25		11	10,753
6.25%, 05/15/26		16	15,440
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		51	41,438
Gulfport Energy Corp.:
6.63%, 05/01/23		17	14,620
6.00%, 10/15/24		6	4,635
6.38%, 01/15/26		6	4,545
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		22	22,633
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		25	22,438
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(b)		3	3,060
Matador Resources Co., 5.88%, 09/15/26		39	39,390
MEG Energy Corp.(b):
6.38%, 01/30/23		10	9,525
6.50%, 01/15/25		72	72,360
Murphy Oil Corp.:
5.75%, 08/15/25		17	17,619
7.05%, 05/01/29		2	2,175
5.63%, 12/01/42		15	13,425
NGPL PipeCo LLC(b):
4.88%, 08/15/27		44	46,585
7.77%, 12/15/37		48	60,960
Northern Oil and Gas, Inc., 8.50%, (8.50% Cash or 1.00% PIK), 05/15/23(e)		37	38,377

94	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
NuStar Logistics LP,6.00%, 06/01/26	USD	16	$16,560
Oasis Petroleum, Inc.:
6.88%, 03/15/22		13	12,967
6.25%, 05/01/26(b)		2	1,935
Parkland Fuel Corp., 5.88%, 07/15/27(b)		21	21,335
Parsley Energy LLC(b):
6.25%, 06/01/24		15	15,600
5.38%, 01/15/25		46	47,150
5.25%, 08/15/25		6	6,090
5.63%, 10/15/27		19	19,855
PBF Holding Co. LLC, 7.25%, 06/15/25		20	20,950
PDC Energy,Inc.:
1.13%, 09/15/21(f)		2	1,873
6.13%, 09/15/24		2	2,000
5.75%, 05/15/26		15	14,738
QEP Resources, Inc.:
6.88%, 03/01/21		7	7,192
5.38%, 10/01/22		35	34,037
5.25%, 05/01/23		3	2,888
5.63%, 03/01/26		42	39,480
Range Resources Corp.:
5.88%, 07/01/22		4	3,960
5.00%, 08/15/22		4	3,795
Seven Generations Energy Ltd.(b):
6.88%, 06/30/23		2	2,027
5.38%, 09/30/25		8	7,700
SM Energy Co.:
6.13%, 11/15/22		38	37,715
5.63%, 06/01/25		15	13,650
Southwestern Energy Co.:
6.20%, 01/23/25		16	14,600
7.75%, 10/01/27		20	19,150
Sunoco LP:
4.88%, 01/15/23		28	28,595
5.50%, 02/15/26		8	8,330
6.00%, 04/15/27(b)		4	4,200
5.88%, 03/15/28		2	2,073
Tallgrass Energy Partners LP(b):
4.75%, 10/01/23		14	14,193
5.50%, 09/15/24		38	39,235
5.50%, 01/15/28		79	79,889
Targa Resources Partners LP:
5.13%, 02/01/25		27	27,877
5.88%, 04/15/26		23	24,380
5.38%, 02/01/27		2	2,070
6.50%, 07/15/27(b)		36	39,285
5.00%, 01/15/28		13	13,033
6.88%, 01/15/29(b)		102	113,086
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		19	18,976
5.00%, 01/31/28		37	37,139
Whiting Petroleum Corp., 6.63%, 01/15/26	.	4	3,857
WPX Energy,Inc.:
6.00%, 01/15/22		6	6,255
8.25%, 08/01/23		15	17,100
5.25%, 09/15/24		9	9,236
5.75%, 06/01/26		7	7,271

			2,662,769

Paper & Forest Products — 0.2%
Mercer International, Inc.:
6.50%, 02/01/24		15	15,525
5.50%, 01/15/26		13	12,935
Norbord, Inc., 6.25%, 04/15/23(b)		22	23,238

			51,698

Security	Par (000)	Value

Personal Products — 0.1%(b)
Avon International Capital plc, 6.50%, 08/15/22 USD	10	$10,075
Coty,Inc., 6.50%, 04/15/26	10	9,737

		19,812

Pharmaceuticals — 2.7%(b)
Bausch Health Americas, Inc.:
9.25%, 04/01/26	36	40,277
8.50%, 01/31/27	79	86,862
Bausch Health Cos., Inc.:
5.50%, 03/01/23	39	39,312
5.88%, 05/15/23	39	39,453
7.00%, 03/15/24	42	44,629
6.13%, 04/15/25	37	37,785
5.50%, 11/01/25	146	152,205
9.00%, 12/15/25	31	34,636
5.75%, 08/15/27	33	34,683
7.00%, 01/15/28	46	47,668
7.25%, 05/30/29	52	54,080
Catalent Pharma Solutions, Inc.:
4.88%, 01/15/26	35	35,481
5.00%, 07/15/27	24	24,420
Elanco Animal Health, Inc., 4.90%, 08/28/28	27	30,154
Mallinckrodt International Finance SA, 5.75%, 08/01/22	13	11,180
Par Pharmaceutical, Inc., 7.50%, 04/01/27	88	86,460

		799,285

Professional Services — 0.7%(b)
Dun &Bradstreet Corp. (The), 6.88%, 08/15/26	52	54,925
Jaguar Holding Co. II, 6.38%, 08/01/23	153	158,355

		213,280

Real Estate Management & Development — 0.2%
Five Point Operating Co. LP,7.88%, 11/15/25(b)	16	16,080
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)	18	18,360
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)	25	25,830
Newmark Group, Inc., 6.13%, 11/15/23	10	10,581

		70,851

Road & Rail — 0.4%(b)
Avis Budget Car Rental LLC, 5.75%, 07/15/27	31	31,233
Hertz Corp. (The), 7.63%, 06/01/22	51	52,976
Uber Technologies, Inc., 7.50%, 11/01/23	28	29,680

		113,889

Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 08/15/22	10	11,300
Entegris, Inc., 4.63%, 02/10/26(b)	20	20,150
Qorvo, Inc., 5.50%, 07/15/26	34	35,982
Versum Materials, Inc., 5.50%, 09/30/24(b)	14	14,998

		82,430

Software — 4.5%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)	76	79,253
CDK Global, Inc.:
4.88%, 06/01/27	69	71,363
5.25%, 05/15/29(b)	13	13,471
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)	47	47,705
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)	119	129,264
Infor US, Inc., 6.50%, 05/15/22	218	221,837
Informatica LLC, 7.13%, 07/15/23(b)	98	99,732
Nuance Communications, Inc.:
6.00%, 07/01/24	21	21,735
5.63%, 12/15/26	29	30,241
PTC, Inc., 6.00%, 05/15/24	6	6,285

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
RP Crown Parent LLC, 7.38%, 10/15/24(b)	USD	62	$64,635
Solera LLC, 10.50%, 03/01/24(b)		210	227,062
Sophia LP,9.00%, 09/30/23(b)		26	26,812
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		145	150,437
Symantec Corp., 5.00%, 04/15/25(b)		44	45,107
TIBCO Software, Inc., 11.38%, 12/01/21(b)		122	129,625

			1,364,564

Specialty Retail — 1.1%
Asbury Automotive Group, Inc.,
6.00%, 12/15/24		36	37,260
Carvana Co., 8.88%, 10/01/23(b)		5	5,051
Group 1Automotive, Inc.:
5.00%, 06/01/22		14	14,175
5.25%, 12/15/23(b)		4	4,095
LBrands, Inc.:
6.88%, 11/01/35		43	38,242
6.75%, 07/01/36		5	4,300
Penske Automotive Group, Inc.,
5.50%, 05/15/26		12	12,510
PetSmart, Inc., 5.88%, 06/01/25(b)		66	64,020
SRS Distribution, Inc., 8.25%, 07/01/26(b)		13	12,643
Staples, Inc.(b):
7.50%, 04/15/26		118	117,305
10.75%, 04/15/27		19	18,905

			328,506

Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC, 7.13%, 06/15/24(b)		65	68,622
Western Digital Corp., 4.75%, 02/15/26		57	55,920
Xerox Corp.:
4.80%, 03/01/35		30	25,988
6.75%, 12/15/39		2	1,992

			152,522

Textiles, Apparel & Luxury Goods — 0.1%
William Carter Co. (The), 5.63%, 03/15/27(b).		15	15,713

Thrifts & Mortgage Finance — 0.3%(b)
Ladder Capital Finance Holdings LLLP,
5.25%, 10/01/25		19	19,048
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23		25	25,500
9.13%, 07/15/26		36	36,540

			81,088

Trading Companies & Distributors — 1.5%
Beacon Roofing Supply,Inc., 4.88%, 11/01/25(b)		2	1,980
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b) .		15	13,912
Fortress Transportation &Infrastructure
Investors LLC(b):
6.75%, 03/15/22		8	8,310
6.50%, 10/01/25		8	8,240
HD Supply,Inc., 5.38%, 10/15/26(b)		201	212,055
Herc Holdings, Inc., 5.50%, 07/15/27(b)		52	52,325
United Rentals North America, Inc.:
5.50%, 07/15/25		8	8,330
4.63%, 10/15/25		63	64,024
5.88%, 09/15/26		15	15,975
5.50%, 05/15/27		38	39,995
4.88%, 01/15/28		15	15,300
5.25%, 01/15/30		22	22,605

			463,051

Security		Par (000)	Value

Wireless Telecommunication Services — 2.0%
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(b)	USD	20	$20,575
Hughes Satellite Systems Corp., 5.25%, 08/01/26		15	15,413
Sprint Corp.:
7.88%, 09/15/23		83	90,159
7.13%, 06/15/24		168	178,130
7.63%, 02/15/25		35	37,275
7.63%, 03/01/26		95	101,270
T-Mobile USA, Inc.:
4.00%, 04/15/22		10	10,225
6.50%, 01/15/26		18	19,459
4.50%, 02/01/26		67	68,591
4.75%, 02/01/28		40	41,154
Xplornet Communications, Inc., 9.63%, (9.63% Cash or 10.63% PIK), 06/01/22(b)(e)		14	13,964

			596,215

Total Corporate Bonds — 85.0% (Cost: $25,109,669)			25,592,560

Floating Rate Loan Interests — 9.7%(g)

Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1Month +3.75%), 6.16%, 11/30/25(d)		5	5,006
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3Month +5.00%), 7.56%, 11/28/21		20	19,143

			24,149

Auto Components — 0.2%
Panther BF Aggregator 2LP, Term Loan B, 03/18/26(h)		58	57,748

Capital Markets — 0.2%
Jefferies Finance LLC, Term Loan, 06/03/26(h)		18	17,946
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, (LIBOR USD 6Month +5.00%), 7.54%, 03/18/26		48	44,936

			62,882

Chemicals — 0.8%
Alpha 3BV, Term Loan, 01/31/24(h)		52	51,271
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month +5.25%), 7.65%, 08/12/22		161	161,012
Invictus Co., Term Loan B26, (LIBOR USD 3 Month +6.75%), 9.27%, 03/30/26		5	5,163
Momentive Performance Materials, Inc., 1st Lien Term Loan B, 05/15/24(h)		11	11,367
Starfruit Finco BV,Term Loan, 10/01/25(h)		16	15,459

			244,272

Commercial Services & Supplies — 0.5%
Brand Energy &Infrastructure Services, Inc., Term Loan, (LIBOR USD 3Month +4.25%), 6.58% - 6.84%, 06/21/24		120	116,186
GFL Environmental, Inc., Term Loan B, 05/30/25(h)		41	40,784

			156,970

Construction & Engineering — 0.1%
SRS Distribution, Inc., Term Loan B, 05/23/25(h)		30	28,608

96	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging — 0.1%
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.85%, 04/03/24	USD	16	$15,394
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.90%, 05/16/24		8	7,964

			23,358

Diversified Consumer Services — 0.0%
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.15%, 05/06/24		14	12,758

Diversified Financial Services — 0.0%

LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.90%, 09/06/25		4	3,799
WP CPP Holdings, Term Loan B, (LIBOR USD 3 Month + 3.75%), 0.00%, 03/16/25		6	5,940

			9,739

Diversified Telecommunication Services — 0.3%
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.39%, 08/14/26		23	22,948
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.15%, 01/31/25		74	72,467

			95,415

Energy Equipment & Services — 0.9%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.40%, 05/12/25		161	158,528
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 10.15%, 11/08/22		80	75,200
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 2.30%), 3.86%, 07/13/20		28	28,342

			262,070

Entertainment — 0.0%
Renaissance Learning, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.73%, 05/24/25		7	6,879

Gas Utilities — 0.1%
Midcoast Operating LP, Term Loan, 06/30/25(h)		20	20,437

Health Care Equipment & Supplies — 0.5%

Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.33%, 06/15/21		77	76,586
Sterigenics-Nordion Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.40%, 05/15/22		70	68,699

			145,285

Health Care Providers & Services — 0.6%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.90%, 06/30/25		14	13,895
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 8.96%, 07/25/23(d)		22	22,110
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.19%, 10/10/25		80	70,089
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 11.50%, 07/02/26		5	5,528
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.19%, 07/02/25		25	25,092
HC Group Holdings III, Inc., 1st Lien Term Loan B, 04/07/22(d)(h)		7	6,974

Security	Par (000)		Value

Health Care Providers & Services (continued)
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.15%, 04/29/22	USD	20	$19,417
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.15%, 02/06/24		11	10,136

			173,241

Health Care Technology — 0.3%
Athenahealth, Inc., Term Loan B, 02/05/26(h)		81	80,954

Hotels, Restaurants & Leisure — 0.2%

Stars Group Holdings BV, Term Loan, 07/10/25(h)		60	59,794

Industrial Conglomerates — 0.2%
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.58% -5.69%, 02/21/25		8	7,388
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.33%, 11/30/23		54	51,515

			58,903

Insurance — 0.3%
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.90%, 08/04/25		46	46,604
Sedgwick, 1st Lien Term Loan, 12/31/25(h)		57	55,868

			102,472

IT Services — 0.6%
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.15%, 04/28/25		4	4,015
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.65%, 11/29/24		21	19,549
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.65%, 12/01/25		10	9,642
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.83%, 08/01/25		7	5,784
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.65%, 04/16/25		17	17,123
SS&C Technologies, Inc., 1st Lien Term Loan B5, 04/16/25(h)		3	3,055
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.90%, 08/27/25		125	125,393

			184,561

Machinery — 0.2%
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.40%, 03/28/25		72	68,822

Media — 0.8%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.40%, 07/12/24		7	6,768
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 1 Month + 3.75%), 6.15% , 11/27/23		8	8,305
(LIBOR USD 6 Month + 6.63%), 6.63% , 01/02/24		164	164,964
(LIBOR USD 1 Month + 4.50%), 6.90% , 01/02/24		31	31,245

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 09/09/21(d)	USD	18	$17,642

			228,924

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 6 Month + 6.00%), 8.42%, 10/25/23		23	19,393

Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor II LLC, Term Loan, (LIBOR USD 1 Month + 4.75%), 7.15%, 10/22/25		9	8,543
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 10.38%), 12.78%, 12/31/21		31	31,843
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.91%, 11/28/22		20	19,875
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.40%, 03/01/24		13	6,389

			66,650

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.41%, 06/02/25		33	33,476
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.69%, 04/29/24		22	20,981

			54,457

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 7.40%, 02/06/26		27	26,992

Road & Rail — 0.1%
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.41%, 03/14/25		44	43,542

Software — 1.4%
Financial & Risk US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.15%, 10/01/25		298	288,686
Infor US, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.08%, 02/01/22		12	11,819
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.83%, 11/01/24		63	64,492
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 0.00%, 07/31/25		9	8,829
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.65%, 04/16/25		11	11,310
TIBCO Software, Inc., Term Loan, 12/04/20(h)		19	19,018
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, 05/04/26(h)		8	8,453

			412,607

Wireless Telecommunication Services — 0.6%
Ligado Networks LLC, Term Loan, (LIBOR USD 3 Month + 12.50%), 14.98%, 12/07/20		80	21,182
New Lightsquared LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/07/20(e)		189	139,251

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Sprint Communications, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.44%,02/02/24	USD	22	$21,600

			182,033

Total Floating Rate Loan Interests — 9.7% (Cost: $3,042,221)			2,913,915

		Beneficial Interest (000)

Other Interests — 0.0%(i)

Auto Components — 0.0%
Lear Corp., Escrow(a)(c)(d)		250	—

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(a)(c)		140	2,338

Total Other Interests — 0.0%			2,338

Preferred Securities — 2.8%

		Par (000)
Capital Trusts — 2.0%(g)(j)

Banks — 1.9%
Bank of America Corp.:
Series X, 6.25%		66	71,905
Series Z, 6.50%		45	49,613
Series AA, 6.10%		116	125,280
Series DD, 6.30%		10	11,163
CIT Group, Inc., Series A, 5.80%		26	26,162
JPMorgan Chase & Co.:
Series V, 5.00%		65	64,792
Series Q, 5.15%		20	20,275
Series R, 6.00%		5	5,256
Series S, 6.75%		10	11,053
Series U, 6.13%		7	7,473
Series X, 6.10%		78	84,031
Wells Fargo & Co., Series U, 5.87%		82	89,137

			566,140
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series P, 5.00%		13	12,480
Morgan Stanley, Series H, 5.45%		27	26,933

			39,413

Total Capital Trusts — 2.0% (Cost: $587,194)			605,553

		Shares
Trust Preferreds — 0.8%

Banks — 0.8%
GMAC Capital Trust I, Series 2, 8.30%, 02/15/40(g)		8,676	226,704

Total Trust Preferreds — 0.8% (Cost: $227,891)			226,704

Total Preferred Securities — 2.8% (Cost: $815,085)			832,257

Total Long-Term Investments — 98.5% (Cost: $29,283,476)			29,631,654

98	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 1.8%(k)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%*	513,104	$513,104
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.17%	23,339	23,339

Total Short-Term Securities — 1.8% (Cost: $536,443)		536,443

Total Investments — 100.3% (Cost: $29,819,919)		30,168,097

Liabilities in Excess of Other Assets — (0.3)%		(82,047)

Net Assets — 100.0%		$30,086,050

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Convertible security.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(j)	Perpetual security with no stated maturity date.
(k)	Annualized 7-day yield as of period end.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,355,813	(842,709)	513,104	$513,104	$6,790	$—	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	285,244	USD	323,483	State Street Bank and Trust Co.	07/03/19	$896

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	8	$(514)	$(549)	$35
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	8	(793)	15	(808)
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	16	(1,585)	134	(1,719)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	B+	USD	6	(736)	(952)	216

								$(3,628)	$(1,352)	$(2,276)

(a)	Using S&P Global Rating’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$149	$(1,501)	$251	$(2,527)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$896	$—	$—	$896
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	400	—	—	—	—	400

	$—	$400	$—	$896	$—	$—	$1,296

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,028	—	—	—	—	4,028

100	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(15,786)	$—	$3,486	$—	$(12,300)
Forward foreign currency exchange contracts	—	—	—	(3,002)	—	—	(3,002)
Options purchased (a)	—	—	(13,845)	—	—	—	(13,845)
Options written	—	—	7,367	—	—	—	7,367
Swaps	—	3,070	—	—	—	—	3,070

	$—	$3,070	$(22,264)	$(3,002)	$3,486	$—	$(18,710)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(7,936)	—	(7,936)
Forward foreign currency exchange contracts	—	—	—	(772)	—	—	(772)
Swaps	—	6,763	—	—	—	—	6,763

	$—	$6,763	$—	$(772)	$(7,936)	$—	$(1,945)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	—	(a)
Forward foreign currency exchange contracts:
Average amounts sold — in USD	319,891
Options:
Average value of option contracts purchased	—	(a)
Average value of option contracts written	—	(a)
Credit default swaps:
Average notional value — sell protection	38,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$896	$—
Swaps — OTC (a)	400	4,028

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,296	$4,028
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$1,296	$4,028

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank plc	$400	$(400)	$—	$—	$—
State Street Bank and Trust Co.	896	—	—	—	896

	$1,296	$(400)	$—	$—	$896

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Barclays Bank plc	$4,028	$(400)	$—	$—	$3,628

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks (a)	$290,584	$—	$—	$290,584
Corporate Bonds:
Aerospace & Defense	—	1,324,989	—	1,324,989
Air Freight & Logistics	—	2,133	—	2,133
Auto Components	—	414,593	—	414,593
Automobiles	—	15,795	—	15,795
Banks	—	136,271	—	136,271
Building Products	—	204,926	—	204,926
Capital Markets	—	29,910	—	29,910
Chemicals	—	403,616	—	403,616
Commercial Services & Supplies	—	629,749	—	629,749
Communications Equipment	—	265,599	—	265,599
Construction & Engineering	—	40,800	—	40,800
Consumer Finance	—	543,838	—	543,838
Containers & Packaging	—	837,449	—	837,449
Distributors	—	133,732	—	133,732
Diversified Consumer Services	—	230,739	—	230,739
Diversified Financial Services	—	374,400	—	374,400
Diversified Telecommunication Services	—	1,783,438	—	1,783,438
Electric Utilities	—	169,583	—	169,583
Electrical Equipment	—	98,795	—	98,795
Electronic Equipment, Instruments & Components	—	76,566	—	76,566
Energy Equipment & Services	—	594,361	—	594,361
Entertainment	—	224,790	—	224,790
Equity Real Estate Investment Trusts (REITs)	—	708,718	—	708,718
Food & Staples Retailing	—	22,172	—	22,172
Food Products	—	376,697	—	376,697
Gas Utilities	—	32,046	—	32,046
Health Care Equipment & Supplies	—	273,190	—	273,190
Health Care Providers & Services	—	1,457,356	—	1,457,356
Hotels, Restaurants & Leisure	—	1,434,833	—	1,434,833
Household Durables	—	226,177	—	226,177
Household Products	—	36,470	—	36,470
Independent Power and Renewable Electricity Producers	—	602,670	—	602,670
Insurance	—	301,033	—	301,033
Interactive Media & Services	—	13,763	—	13,763
Internet & Direct Marketing Retail	—	43,358	—	43,358
IT Services	—	523,931	—	523,931
Leisure Products	—	64,811	—	64,811
Life Sciences Tools & Services	—	326,510	—	326,510
Machinery	—	430,550	—	430,550
Media	—	2,214,140	—	2,214,140
Metals & Mining	—	940,060	—	940,060
Mortgage Real Estate Investment Trusts (REITs)	—	12,330	—	12,330

102	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio

	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$—	$2,662,769	$—	$2,662,769
Paper & Forest Products	—	51,698	—	51,698
Personal Products	—	19,812	—	19,812
Pharmaceuticals	—	799,285	—	799,285
Professional Services	—	213,280	—	213,280
Real Estate Management & Development	—	70,851	—	70,851
Road & Rail	—	113,889	—	113,889
Semiconductors & Semiconductor Equipment	—	82,430	—	82,430
Software	—	1,364,564	—	1,364,564
Specialty Retail	—	328,506	—	328,506
Technology Hardware, Storage & Peripherals	—	152,522	—	152,522
Textiles, Apparel & Luxury Goods	—	15,713	—	15,713
Thrifts & Mortgage Finance	—	81,088	—	81,088
Trading Companies & Distributors	—	463,051	—	463,051
Wireless Telecommunication Services	—	596,215	—	596,215
Floating Rate Loan Interests:
Aerospace & Defense	—	19,143	5,006	24,149
Auto Components	—	57,748	—	57,748
Capital Markets	—	62,882	—	62,882
Chemicals	—	244,272	—	244,272
Commercial Services & Supplies	—	156,970	—	156,970
Construction & Engineering	—	28,608	—	28,608
Containers & Packaging	—	23,358	—	23,358
Diversified Consumer Services	—	12,758	—	12,758
Diversified Financial Services	—	9,739	—	9,739
Diversified Telecommunication Services	—	95,415	—	95,415
Energy Equipment & Services	—	262,070	—	262,070
Entertainment	—	6,879	—	6,879
Gas Utilities	—	20,437	—	20,437
Health Care Equipment & Supplies	—	145,285	—	145,285
Health Care Providers & Services	—	144,157	29,084	173,241
Health Care Technology	—	80,954	—	80,954
Hotels, Restaurants & Leisure	—	59,794	—	59,794
Industrial Conglomerates	—	58,903	—	58,903
Insurance	—	102,472	—	102,472
IT Services	—	184,561	—	184,561
Machinery	—	68,822	—	68,822
Media	—	211,282	17,642	228,924
Multiline Retail	—	19,393	—	19,393
Oil, Gas & Consumable Fuels	—	66,650	—	66,650
Pharmaceuticals	—	54,457	—	54,457
Professional Services	—	26,992	—	26,992
Road & Rail	—	43,542	—	43,542
Software	—	412,607	—	412,607
Wireless Telecommunication Services	—	182,033	—	182,033
Other Interests	—	2,338	—	2,338
Preferred Securities:
Banks	226,704	566,140	—	792,844
Capital Markets	—	39,413	—	39,413
Short-Term Securities	536,443	—	—	536,443

	$1,053,731	$29,062,634	$51,732	$30,168,097

Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$251	$—	$251
Foreign currency exchange contracts	—	896	—	896
Liabilities:
Credit contracts	—	(2,527)	—	(2,527)

	$—	$(1,380)	$—	$(1,380)

(a)	See above Schedule of Investments for values in each industry.

(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Floating Rate Loan Interests
Investments:
Assets:
Opening balance, as of December 31, 2018	$568,189
Transfers into level 3	21,780
Transfers out of level 3 (a)	(449,771)
Accrued discounts/premiums	(35)
Net realized loss	(2,241)
Net change in unrealized appreciation (b)(c)	8,684
Purchases	6,443
Sales	(101,317)

Closing balance, as of June 30, 2019	$51,732

Net change in unrealized appreciation on investments still held at June 30, 2019 (c)	$759

(a)

As of December 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 is generally due to investments no longer held or categorized as level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

104	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 1.9%(a)
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.72%, 08/15/30(b)	USD	500	$498,720
LMREC, Inc., Series 2016-CRE2, Class A, (LIBOR USD 1 Month + 1.70%), 4.10%, 11/24/31(b)		58	58,331
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	100,312
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.62%, 04/20/31(b)		400	395,470

Total Asset-Backed Securities — 1.9% (Cost: $1,057,688)			1,052,833

Foreign Government Obligations — 0.9%

France — 0.7%
Republic of France, 1.50%, 05/25/50(a)	EUR	270	353,376

Mexico — 0.1%
United Mexican States:
8.50%, 05/31/29	MXN	10	55,912
7.75%, 11/13/42		2	10,304

			66,216

Russia — 0.1%
Russian Federation, 8.50%, 09/17/31	RUB	3,097	53,469

Total Foreign Government Obligations — 0.9% (Cost: $453,810)			473,061

Non-Agency Mortgage-Backed Securities — 2.5%

Collateralized Mortgage Obligations — 0.6%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	USD	116	120,504
Series 2018-3, Class MA, 3.50%, 08/25/57		148	153,526
Series 2019-2, Class MA, 3.50%, 08/25/58		84	86,937

			360,967

Commercial Mortgage-Backed Securities — 1.7%
AREIT Trust, Series 2018-CRE1, Class A, 3.25%, 02/14/35(a)(c)(d) .		28	28,466
Commercial Mortgage Trust, Series 2017- PANW, Class A, 3.24%, 10/10/29(a)		350	361,941
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.57%, 06/15/52(c)		1,555	194,865
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 1.00%, 07/10/39(a)(c)		101	101,929
JPMCC Commercial Mortgage Securities
Trust, Series 2019-COR5, Class A4, 3.39%, 06/13/52		77	80,646
Morgan Stanley Capital I Trust, Series 2019- H6, Class A4, 3.42%, 06/15/52		127	133,002
RAIT Trust, Series 2017-FL7, Class A, 3.34%, 06/15/37(a)(c)		45	44,662

			945,511

Interest Only Commercial Mortgage-Backed Securities — 0.2%
Core Industrial Trust(a)(c):
Series 2015-TEXW, Class XA, 0.90%, 02/10/34		2,580	43,587
Series 2015-WEST, Class XA, 1.08%, 02/10/37		1,276	60,478

			104,065

Total Non-Agency Mortgage-Backed Securities — 2.5% (Cost: $1,396,273)			1,410,543

Security	Par (000)		Value

U.S. Government Sponsored Agency Securities — 64.5%

Agency Obligations — 0.8%
Federal Home Loan Bank, 4.00%, 04/10/28.	USD	400	$450,559

Collateralized Mortgage Obligations — 0.7%
Federal National Mortgage Association, Series 2011-8, Class ZA, 4.00%, 02/25/41		239	252,108
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.81%, 07/20/39(e)		110	126,800

			378,908

Commercial Mortgage-Backed Securities — 3.5%
Federal Home Loan Mortgage Corp. Multifamily
Structured Pass-Through Certificates:
Series K079, Class A2, 3.93%, 06/25/28		230	255,786
Series K087, Class A2, 3.77%, 12/25/28		159	175,440
Series K091, Class A2, 3.51%, 03/25/29		497	538,764
Federal Home Loan Mortgage Corp. Multifamily
Structured Pass-Through Certificates
Variable Rate Notes(e):
Series K082, Class A2, 3.92%, 09/25/28		40	44,560
Series K086, Class A2, 3.86%, 11/25/28		295	327,572
Federal Home Loan Mortgage Corp. Variable
Rate Notes(e):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		207	214,693
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		170	175,605
Federal National Mortgage Association ACES
Variable Rate Notes, Series 2019-M1, Class A2, 3.67%, 09/25/28(e)		110	119,183
Government National Mortgage Association:
Series 2019-7, Class V, 3.00%, 05/16/35		23	23,122
Series 2019-53, Class V, 2.75%, 08/16/31		57	58,056

			1,932,781

Interest Only Commercial Mortgage-Backed Securities — 2.5%
Federal Home Loan Mortgage Corp. Variable
Rate Notes, Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)(e)		17,778	35,142
Federal National Mortgage Association ACES
Variable Rate Notes, Series 2015-M1, Class X2, 0.65%, 09/25/24(e)		5,768	135,185
Government National Mortgage Association
Variable Rate Notes:
Series 2002-83, 0.00%, 10/16/42(e)		442	1
Series 2003-17, 0.00%, 03/16/43(e)		873	—
Series 2003-109, 0.00%, 11/16/43(e)		861	164
Series 2016-22, 0.77%, 11/16/55(e)		2,116	113,162
Series 2016-45, 1.01%, 02/16/58(e)		1,849	133,399
Series 2016-92, 1.01%, 04/16/58(e)		643	47,070
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(b)		1,410	130,286
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(b)		3,343	260,108
Series 2016-151, 1.09%, 06/16/58(e)		930	73,551
Series 2017-30, 0.74%, 08/16/58(e)		603	37,622
Series 2017-44, 0.70%, 04/17/51(e)		614	35,809
Series 2017-53, 0.69%, 11/16/56(e)		3,847	222,223
Series 2017-61, 0.77%, 05/16/59(e)		419	29,610
Series 2017-64, 0.72%, 11/16/57(e)		762	50,062
Series 2017-72, 0.68%, 04/16/57(e)		1,086	67,097

			1,370,491

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mortgage-Backed Securities — 57.0%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31	USD	192	$193,510
3.00%, 09/01/27 - 02/01/47		521	531,455
3.50%, 04/01/31 - 01/01/48		2,584	2,691,075
4.00%, 08/01/40 - 08/01/47		521	551,610
4.50%, 02/01/39 - 07/01/47		258	277,244
5.00%, 11/01/41		109	117,768
5.50%, 06/01/41		100	109,673
8.00%, 03/01/30 - 06/01/31		13	13,317
Federal National Mortgage Association:
3.00%, 02/01/44		60	60,690
3.13%, 09/01/27		113	118,890
3.16%, 03/01/27		173	181,589
3.50%, 11/01/46		210	217,111
4.00%, 01/01/41		9	9,460
Government National Mortgage Association:
3.00%, 02/15/45 - 12/20/46		1,570	1,607,045
3.00%, 07/15/49(f)		296	301,976
3.50%, 01/15/42 - 10/20/46		2,694	2,788,373
3.50%, 07/15/49(f)		42	43,386
4.00%, 10/20/40 - 01/15/48		422	444,665
4.00%, 07/15/49(f)		1,000	1,036,641
4.50%, 12/20/39 - 09/20/48		1,039	1,105,519
4.50%, 07/15/49(f)		133	138,630
5.00%, 07/15/39 - 07/20/44		76	83,135
5.00%, 07/15/49(f)		203	212,202
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		120	118,469
2.50%, 04/01/30 - 02/01/33		670	675,408
3.00%, 04/01/29 - 11/01/48		3,294	3,360,580
3.00%, 07/25/34 - 07/25/49(f)		826	834,930
3.50%, 04/01/29 - 01/01/48		2,747	2,858,970
3.50%, 07/25/34 - 07/25/49(f)		2,693	2,753,135
4.00%, 09/01/33 - 04/01/48		2,894	3,061,655
4.00%, 07/25/49(f)		344	355,536
4.50%, 06/01/26 - 07/01/48		966	1,038,715
4.50%, 07/25/49 - 08/25/49(f)		1,778	1,857,685
5.00%, 02/01/35 - 12/01/43		228	248,868
5.00%, 07/25/49 - 08/25/49(f)		1,029	1,087,598
5.50%, 11/01/21 - 09/01/39		295	321,752
6.00%, 04/01/35 - 09/01/40		207	234,463
6.50%, 05/01/40		44	51,173

			31,693,901

Total U.S. Government Sponsored Agency Securities — 64.5% (Cost: $35,328,177)			35,826,640

U.S. Treasury Obligations — 42.3%
U.S. Treasury Bonds:
4.25%, 05/15/39(g)		160	209,312
4.50%, 08/15/39		160	216,125
4.38%, 11/15/39		160	212,737
3.13%, 02/15/43		610	680,198
2.88%, 05/15/43 - 11/15/46		1,200	1,283,829
3.63%, 08/15/43		610	736,313
3.75%, 11/15/43		610	750,920
3.00%, 02/15/48 - 02/15/49		1,350	1,481,044
U.S. Treasury Inflation Linked Notes, 0.50%, 04/15/24(g)		2,306	2,334,926
U.S. Treasury Notes:
2.00%, 07/31/20(g)		2,350	2,351,560
2.25%, 03/31/21 - 08/15/27		1,870	1,903,988
2.13%, 12/31/22 - 03/31/24(g)		2,370	2,405,982
2.75%, 05/31/23		1,180	1,225,126
2.00%, 05/31/24 - 02/15/25		2,650	2,678,804

Security	Par (000)		Value

U.S. Treasury Obligations (continued)
2.13%, 07/31/24 - 05/15/25	USD	2,470	$2,511,866
1.50%, 08/15/26		1,700	1,656,769
2.88%, 08/15/28		350	376,113
3.13%, 11/15/28		350	383,893
2.63%, 02/15/29		130	137,089

Total U.S. Treasury Obligations — 42.3% (Cost: $22,729,292)			23,536,594

Total Long-Term Investments — 112.1% (Cost: $60,965,240)			62,299,671

Short-Term Securities — 12.3%

Commercial Paper — 0.9%
Macquarie Bank Ltd., 3.27%, 10/11/19(h)		500	496,675

Total Commercial Paper — 0.9% (Cost: $495,495)			496,675

	shares

Money Market Funds — 2.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(i)*		1,348,620	1,348,620

Total Money Market Funds — 2.4% (Cost: $1,348,620)			1,348,620

	Par (000)

U.S. Government Sponsored Agency Securities — 9.0%
Federal Home Loan Bank Discount Notes, 2.20%, 07/26/19(h)		5,000	4,992,362

Total U.S. Government Sponsored Agency Securities — 9.0% (Cost: $4,992,379)			4,992,362

Total Short-Term Securities — 12.3% (Cost: $6,836,494)			6,837,657

Total Options Purchased — 0.0% (Cost: $42,847)			14,570

Total Investments Before Options Written and TBA Sale Commitments — 124.4% (Cost: $67,844,581)			69,151,898

Total Options Written — (0.1)% (Premium Received — $53,683)			(75,903)

TBA Sale Commitments — (18.0)%(f)

Mortgage-Backed Securities — (18.0)%
Government National Mortgage Association:
3.00%, 07/15/49		500	(510,957)
3.50%, 07/15/49		563	(581,899)
Uniform Mortgage-Backed Securities:
2.50%, 07/25/34		108	(108,557)
3.50%, 07/25/34 - 08/25/49		5,710	(5,837,709)
4.00%, 07/25/34		169	(175,436)
3.00%, 07/25/49		862	(869,420)
4.50%, 07/25/49		945	(987,479)
5.00%, 07/25/49		686	(725,137)
5.50%, 07/25/49		109	(116,258)

106	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

TBA Sale Commitments (continued)
6.00%,07/25/49	USD	69	$(75,555)

Total TBA Sale Commitments — (18.0)% (Proceeds: $9,957,200)			(9,988,407)

Total Investments Net of Options Written and TBA Sale Commitments — 106.3% (Cost: $57,833,698)			59,087,588

Liabilities in Excess of Other Assets — (6.3)%			(3,511,337)

Net Assets — 100.0%			$55,576,251

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Represents or includes a TBA transaction.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Rates are discount rates or a range of discount rates as of period end.
(i)	Annualized 7-day yield as of period end.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,608,196	(259,576)	1,348,620	$1,348,620	$16,227	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Amherst Pierpont Securities LLC	2.70%	06/28/19	07/01/19	$2,335,745	$2,336,271	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	1,215,287	1,215,565	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	2,238,363	2,238,876	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	2,370,563	2,371,106	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	1,208,025	1,208,302	U.S. Treasury Obligations	Overnight

				$9,367,983	$9,370,120

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund	10	09/06/19	$1,964	$6,209
Euro-Buxl	1	09/06/19	231	5,772
U.S. Treasury Long Bond	2	09/19/19	311	5,905
U.S. Treasury 2 Year Note	72	09/30/19	15,493	11,093
U.S. Treasury 5 Year Note	10	09/30/19	1,182	3,852

				32,831

Short Contracts
U.S. Treasury 10 Year Note	11	09/19/19	1,408	(1,437)

				$31,394

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	30,800	USD	8,000	Bank of America NA	07/02/19	$21
BRL	23,109	USD	6,000	Citibank NA	07/02/19	18
BRL	54,663	USD	14,000	Credit Suisse International	07/02/19	235
BRL	15,943	USD	4,000	Goldman Sachs International	07/02/19	152
BRL	23,353	USD	6,000	Morgan Stanley & Co. International plc	07/02/19	82
TWD	158,050	USD	5,000	BNP Paribas SA	07/05/19	96
TWD	60,905	USD	1,939	UBS AG	07/05/19	25
TRY	16,317	USD	2,778	UBS AG	07/08/19	31
ZAR	69,594	USD	4,800	Citibank NA	07/08/19	137
TRY	12,713	USD	2,000	UBS AG	07/10/19	186
IDR	114,400,000	USD	8,000	BNP Paribas SA	07/16/19	88
COP	19,698,000	USD	6,000	UBS AG	07/17/19	123
USD	6,000	COP	19,212,000	Natwest Markets plc	07/17/19	28
CLP	4,185,000	USD	6,000	Morgan Stanley & Co. International plc	07/24/19	178
IDR	272,645,671	USD	19,242	Citibank NA	07/24/19	13
KRW	9,370,400	USD	8,000	Bank of America NA	07/24/19	100
MXN	135,104	USD	7,000	Bank of America NA	07/24/19	13
MXN	96,472	USD	5,000	Morgan Stanley & Co. International plc	07/24/19	8
PLN	30,071	USD	8,000	Bank of America NA	07/24/19	59
PLN	6,814	USD	1,791	BNP Paribas SA	07/24/19	35
PLN	17,031	USD	4,478	Deutsche Bank AG	07/24/19	86
PLN	2,779	USD	731	JPMorgan Chase Bank NA	07/24/19	14
TRY	17,634	USD	3,000	Bank of America NA	07/24/19	8
TRY	35,407	USD	6,000	BNP Paribas SA	07/24/19	39
USD	6,000	CLP	4,063,200	Credit Suisse International	07/24/19	2
USD	11,000	KRW	12,723,700	Bank of America NA	07/24/19	1
USD	16,000	KRW	18,488,000	BNP Paribas SA	07/24/19	17
USD	6,000	MXN	115,065	Bank of America NA	07/24/19	27
USD	9,300	MXN	178,834	Barclays Bank plc	07/24/19	17
USD	18,056	MXN	347,505	BNP Paribas SA	07/24/19	17
USD	6,000	MXN	114,511	Citibank NA	07/24/19	56
USD	7,000	PLN	26,098	Deutsche Bank AG	07/24/19	6
USD	6,000	RUB	378,600	BNP Paribas SA	07/24/19	30
ZAR	120,730	USD	8,252	Bank of America NA	07/24/19	295
ZAR	224,818	USD	15,701	BNP Paribas SA	07/24/19	216
ZAR	24,488	USD	1,701	Morgan Stanley & Co. International plc	07/24/19	33
ZAR	48,762	USD	3,347	UBS AG	07/24/19	106
BRL	108,091	USD	28,000	Credit Suisse International	08/02/19	66
USD	333,187	EUR	292,000	UBS AG	08/06/19	168
USD	10,304	MXN	199,000	Barclays Bank plc	08/21/19	25
BRL	329,843	USD	85,000	Morgan Stanley & Co. International plc	09/18/19	245

108	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	8,038	USD	6,000	BNP Paribas SA	09/18/19	$147
IDR	1,192,308,223	USD	82,377	Citibank NA	09/18/19	1,175
RUB	5,417,853	USD	82,610	Standard Chartered Bank	09/18/19	2,129
USD	183,000	TWD	5,643,720	Bank of America NA	09/18/19	88
ZAR	1,238,139	USD	82,610	UBS AG	09/18/19	4,422
USD	194,550	EUR	150,000	Deutsche Bank AG	12/13/19	21,773
USD	195,810	EUR	150,000	Deutsche Bank AG	02/25/20	22,134
JPY	19,510,000	USD	180,782	JPMorgan Chase Bank NA	03/16/20	3,558
USD	194,749	JPY	19,510,000	HSBC Bank plc	03/16/20	10,410

						68,938

USD	5,551	BRL	21,463	BNP Paribas SA	07/02/19	(38)
USD	28,000	BRL	107,772	Credit Suisse International	07/02/19	(66)
USD	4,449	BRL	17,305	Morgan Stanley & Co. International plc	07/02/19	(58)
EUR	292,000	USD	332,267	UBS AG	07/03/19	(206)
USD	112,139	EUR	100,000	BNP Paribas SA	07/03/19	(1,581)
USD	219,538	EUR	195,000	State Street Bank and Trust Co.	07/03/19	(2,216)
USD	6,939	TWD	217,121	BNP Paribas SA	07/05/19	(61)
USD	2,778	TRY	16,359	Citibank NA	07/08/19	(38)
USD	3,200	ZAR	46,299	BNP Paribas SA	07/08/19	(85)
USD	1,600	ZAR	23,258	Goldman Sachs International	07/08/19	(50)
USD	2,000	TRY	13,052	BNP Paribas SA	07/10/19	(244)
USD	6,000	IDR	85,158,000	UBS AG	07/15/19	(22)
USD	4,000	IDR	57,928,000	JPMorgan Chase Bank NA	07/16/19	(96)
USD	4,000	IDR	58,500,000	UBS AG	07/16/19	(136)
MXN	115,342	USD	6,000	Bank of America NA	07/24/19	(13)
MXN	411,780	USD	21,414	Barclays Bank plc	07/24/19	(39)
MXN	153,406	USD	8,000	Citibank NA	07/24/19	(37)
MXN	211,708	USD	11,000	JPMorgan Chase Bank NA	07/24/19	(11)
MXN	114,548	USD	6,000	Morgan Stanley & Co. International plc	07/24/19	(54)
MXN	98,146	USD	5,100	Natwest Markets plc	07/24/19	(5)
RUB	378,750	USD	6,000	Deutsche Bank AG	07/24/19	(27)
TRY	46,832	USD	8,000	Bank of America NA	07/24/19	(12)
USD	19,242	IDR	276,026,490	Bank of America NA	07/24/19	(252)
USD	6,000	IDR	86,208,000	UBS AG	07/24/19	(88)
USD	4,000	MXN	77,086	Bank of America NA	07/24/19	(1)
USD	6,000	MXN	115,653	Deutsche Bank AG	07/24/19	(3)
USD	3,000	TRY	17,918	Citibank NA	07/24/19	(56)
USD	8,000	ZAR	113,448	Bank of America NA	07/24/19	(32)
USD	6,000	ZAR	88,429	BNP Paribas SA	07/24/19	(261)
USD	2,600	ZAR	37,536	Goldman Sachs International	07/24/19	(58)
USD	8,000	ZAR	113,565	HSBC Bank plc	07/24/19	(40)
USD	4,400	ZAR	64,085	UBS AG	07/24/19	(137)
USD	27,448	RUB	1,783,940	HSBC Bank plc	08/07/19	(628)
USD	21,203	RUB	1,393,772	Morgan Stanley & Co. International plc	08/07/19	(734)
ARS	139,050	USD	3,000	Citibank NA	09/03/19	(24)
JPY	19,602,136	USD	183,000	Bank of America NA	09/18/19	(124)
JPY	19,591,566	USD	183,000	Morgan Stanley & Co. International plc	09/18/19	(222)
USD	6,000	CAD	7,951	Bank of America NA	09/18/19	(80)
USD	180,000	SGD	243,386	BNP Paribas SA	09/18/19	(103)
EUR	150,000	USD	183,528	JPMorgan Chase Bank NA	12/13/19	(10,751)
EUR	150,000	USD	184,852	JPMorgan Chase Bank NA	02/25/20	(11,175)

						(29,864)

Net Unrealized Appreciation						$39,074

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date		Exercise Price	Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down and Out	BNP Paribas SA	07/01/19	KRW	1,180.00	KRW	1,148.00	USD	14	$62
USD Currency	Down and Out	Deutsche Bank AG	07/11/19	BRL	3.87	BRL	3.74	USD	11	55
USD Currency	Up and In	Deutsche Bank AG	08/09/19	CNH	7.10	CNH	7.10	USD	1	62

										$179

OTC Currency Options Purchased

Description	Counterparty	Expiration Date		Exercise Price	Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International plc	07/01/19	BRL	4.00	USD	9	$—
USD Currency	Morgan Stanley & Co. International plc	07/05/19	KRW	1,195.00	USD	5	—
USD Currency	BNP Paribas SA	07/11/19	TWD	31.60	USD	14	6
USD Currency	HSBC Bank plc	07/11/19	TWD	31.20	USD	11	21
USD Currency	Deutsche Bank AG	07/12/19	TRY	6.65	USD	7	—
USD Currency	BNP Paribas SA	07/18/19	TWD	31.50	USD	14	13
USD Currency	Bank of America NA	07/19/19	CAD	1.36	USD	11	1
USD Currency	Bank of America NA	07/24/19	TWD	31.10	USD	14	55
USD Currency	HSBC Bank plc	07/26/19	CNH	7.03	USD	1,544	2,384
USD Currency	Bank of America NA	07/30/19	CAD	1.33	USD	11	24
USD Currency	JPMorgan Chase Bank NA	07/30/19	TWD	31.10	USD	69	302
AUD Currency	HSBC Bank plc	07/31/19	USD	0.71	AUD	12	51
EUR Currency	Bank of America NA	08/01/19	USD	1.15	EUR	1,340	5,513

							8,370

Put
USD Currency	Bank of America NA	07/02/19	MXN	19.00	USD	8	4
AUD Currency	Bank of America NA	07/03/19	USD	0.68	AUD	12	—
AUD Currency	BNP Paribas SA	07/03/19	USD	0.68	AUD	11	—
USD Currency	JPMorgan Chase Bank NA	07/03/19	PLN	3.75	USD	11	72
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,165.00	USD	11	99
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,150.00	USD	16	36
USD Currency	Morgan Stanley & Co. International plc	07/05/19	KRW	1,140.00	USD	16	10
USD Currency	Deutsche Bank AG	07/09/19	MXN	19.06	USD	11	33
USD Currency	BNP Paribas SA	07/11/19	IDR	14,100.00	USD	16	60
USD Currency	Deutsche Bank AG	07/11/19	BRL	3.78	USD	11	44
USD Currency	Deutsche Bank AG	07/11/19	IDR	14,400.00	USD	11	212
USD Currency	Bank of America NA	07/19/19	BRL	4.02	USD	11	532
USD Currency	HSBC Bank plc	08/12/19	KRW	1,125.00	USD	48	82
USD Currency	Deutsche Bank AG	08/23/19	KRW	1,125.00	USD	11	26
USD Currency	JPMorgan Chase Bank NA	09/03/19	KRW	1,125.00	USD	69	208

							1,418

							$9,788

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap	2.13%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/25/19	2.13%	USD	1,700	$3,632
5-Year Interest Rate Swap	2.72%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	2.72%	USD	650	265
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	800	353
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	800	353

										$4,603

110	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar December 2019 Futures	13	12/16/19	USD	98.25	USD	3,250	$(3,413)
90-day Eurodollar March 2020 Futures	21	03/16/20	USD	98.00	USD	5,250	(20,344)

							$(23,757)

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	07/01/19	BRL	4.00	USD	9	$—
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,195.00	USD	5	—
USD Currency	Deutsche Bank AG	07/11/19	BRL	3.95	USD	11	(23)
USD Currency	HSBC Bank plc	07/11/19	TWD	31.60	USD	14	(6)
USD Currency	Deutsche Bank AG	07/12/19	TRY	7.20	USD	7	—
USD Currency	Bank of America NA	08/22/19	TWD	31.60	USD	14	(31)
USD Currency	Deutsche Bank AG	08/23/19	KRW	1,195.00	USD	11	(27)

							(87)

Put
AUD Currency	Citibank NA	07/03/19	USD	0.68	AUD	23	—
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,140.00	USD	16	(10)
USD Currency	Deutsche Bank AG	07/11/19	IDR	14,100.00	USD	16	(60)
USD Currency	Bank of America NA	07/19/19	BRL	3.92	USD	16	(418)
AUD Currency	HSBC Bank plc	07/31/19	USD	0.69	AUD	12	(19)

							(507)

							$(594)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.03%	Semi-Annual	Bank of America NA	09/03/19	2.03%	USD	500	$(7,145)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.01%	Semi-Annual	Bank of America NA	09/04/19	2.01%	USD	500	(6,648)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.89%	Semi-Annual	Citibank NA	05/01/20	1.89%	USD	4,000	(33,052)

										(46,845)

Put
10-Year Interest Rate Swap	2.23%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	09/03/19	2.23%	USD	500	(1,053)
10-Year Interest Rate Swap	2.21%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	09/04/19	2.21%	USD	500	(1,221)
5-Year Interest Rate Swap	2.33%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/25/19	2.33%	USD	2,650	(2,433)

										(4,707)

										$(51,552)

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3.41%	At Termination	UK Retail Price Index All Items Monthly	At Termination	03/15/24	GBP	598	$8,173	$—	$8,173
3.44%	At Termination	UK Retail Price Index All Items Monthly	At Termination	03/15/24	GBP	183	2,076	244	1,832
UK Retail Price Index All Items Monthly	At Termination	3.41%	At Termination	03/15/24	GBP	598	(8,173)	(913)	(7,260)
UK Retail Price Index All Items Monthly	At Termination	3.44%	At Termination	03/15/24	GBP	183	(2,076)	—	(2,076)
3.55%	At Termination	UK Retail Price Index All Items Monthly	At Termination	04/15/24	GBP	180	735	(1,031)	1,766
UK Retail Price Index All Items Monthly	At Termination	3.55%	At Termination	04/15/24	GBP	180	(735)	—	(735)
3.49%	At Termination	UK Retail Price Index All Items Monthly	At Termination	03/15/29	GBP	598	11,018	5,934	5,084
UK Retail Price Index All Items Monthly	At Termination	3.49%	At Termination	03/15/29	GBP	598	(11,019)	—	(11,019)
2.15%	At Termination	1 month USCPI	At Termination	04/15/29	USD	544	(11,380)	—	(11,380)

							$(11,381)	$4,234	$(15,615)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	1,397	$348	$—	$348
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	1,400	11,936	—	11,936
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	470	(4,007)	(2,118)	(1,889)
3 month LIBOR	Quarterly	2.38%	Semi-Annual	N/A		05/03/21	USD	1,360	13,175	—	13,175
3 month BA	Semi-Annual	1.71%	Semi-Annual	N/A		06/20/21	CAD	1,875	(1,896)	—	(1,896)
6.73%	Quarterly	3 month JIBAR	Quarterly	09/18/19	(a)	09/18/21	ZAR	1,070	(64)	—	(64)
6.74%	Quarterly	3 month JIBAR	Quarterly	09/18/19	(a)	09/18/21	ZAR	1,070	(78)	—	(78)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	350	98	—	98
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	265	73	—	73
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	841	(27,574)	—	(27,574)
28 day MXIBTIIE	Monthly	8.13%	Monthly	N/A		02/02/24	MXN	354	639	—	639
28 day MXIBTIIE	Monthly	8.14%	Monthly	N/A		02/05/24	MXN	255	462	—	462
3 month LIBOR	Quarterly	2.61%	Semi-Annual	N/A		02/07/24	USD	600	26,792	—	26,792
2.71%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/18/24	USD	1,600	(80,505)	—	(80,505)
28 day MXIBTIIE	Monthly	7.81%	Monthly	N/A		05/27/24	MXN	684	812	—	812
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	10	242	—	242
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	970	(80,059)	—	(80,059)
0.20%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	525	(4,440)	—	(4,440)
0.15%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	281	(968)	—	(968)
0.16%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	525	(2,199)	—	(2,199)
0.14%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28		281	(700)	—	(700)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/21/28	USD	200	(15,815)	—	(15,815)

									$(163,728)	$(2,118)	$(161,610)

(a)	Forward Swap.

112	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	125	$2,120	$—	$2,120
1 day BZDIOVER	At Termination	8.49%	At Termination	Citibank NA	01/02/25	BRL	269	6,499	—	6,499
28 day MXIBTIIE	Monthly	6.32% 28 day	Monthly	Goldman Sachs International	08/06/25	MXN	511	(1,349)	—	(1,349)
6.31%	Monthly	MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	640	1,707	—	1,707

								$8,977	$—	$8,977

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 month USCPI	U.S. Consumer Price Index	1.60%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.49%
3 month BA	Canadian Bankers Acceptances	1.97%
3 month JIBAR	Johannesburg Interbank Average Rate	7.03%
3 month LIBOR	London Interbank Offered Rate	2.32%
6 month EURIBOR	Euro Interbank Offered Rate	(0.31%	)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a) .	$6,178	$(4,062)	$71,432	$(248,657)	$—
OTC Swaps	—	—	10,326	(1,349)	—
Options Written	N/A	N/A	18,586	(40,806)	(75,903)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$32,831	$—	$32,831
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	68,938	—	—	68,938
Options purchased
Investments at value — unaffiliated (b)	—	—	—	9,967	4,603	—	14,570
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	54,577	16,855	71,432
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	10,326	—	10,326

	$—	$—	$—	$78,905	$102,337	$16,855	$198,097

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	1,437	—	1,437
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	29,864	—	—	29,864
Options written
Options written at value	—	—	—	594	75,309	—	75,903
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	216,187	32,470	248,657
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	1,349	—	1,349

	$—	$—	$—	$30,458	$294,282	$32,470	$357,210

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$119,691	$—	$119,691
Forward foreign currency exchange contracts	—	—	—	(20,826)	—	—	(20,826)
Options purchased (a)	—	—	—	(6,752)	13,721	—	6,969
Options written	—	—	—	5,116	3,926	—	9,042
Swaps	—	(4,855)	—	—	(62,671)	(8,973)	(76,499)

	$—	$(4,855)	$—	$(22,462)	$74,667	$(8,973)	$38,377

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts	—	—	—	—	(53,225)	—	(53,225)
Forward foreign currency exchange contracts	—	—	—	1,803	—	—	1,803
Options purchased (b)	—	—	—	4	(71,471)	—	(71,467)
Options written	—	—	—	118	43,861	—	43,979
Swaps	—	(2,776)	—	—	(84,344)	(16,506)	(103,626)

	$—	$(2,776)	$—	$1,925	$(165,179)	$(16,506)	$(182,536)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

114	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$20,859,311
Average notional value of contracts — short	5,184,372
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,476,510
Average amounts sold — in USD	1,786,285
Options:
Average value of option contracts purchased	6,910
Average value of option contracts written	15,791
Average notional value of swaption contracts purchased	3,197,500
Average notional value of swaption contracts written	6,175,000
Credit default swaps:
Average notional value — buy protection	121,324
Interest rate swaps:
Average notional value — pays fixed rate	10,492,154
Average notional value — receives fixed rate	7,395,878
Inflation swaps:
Average notional value — pays fixed rate	1,866,927
Average notional value — receives fixed rate	2,257,771

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,365	$2,306
Forward foreign currency exchange contracts	68,938	29,864
Options (a)	14,570	75,903
Swaps — Centrally cleared	—	2,913
Swaps — OTC (b)	10,326	1,349

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$95,199	$112,335
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,365)	(28,976)

Total derivative assets and liabilities subject to an MNA	$93,834	$83,359

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$10,373	$(10,373)	$—	$—	$—
Barclays Bank plc	307	(39)	—	—	268
BNP Paribas SA	826	(826)	—	—	—
Citibank NA	8,604	(8,604)	—	—	—
Credit Suisse International	303	(66)	—	—	237
Deutsche Bank AG	46,138	(140)	—	—	45,998
Goldman Sachs International	152	(152)	—	—	—
HSBC Bank plc	12,948	(693)	—	—	12,255
JPMorgan Chase Bank NA	6,409	(6,409)	—	—	—
Morgan Stanley & Co. International plc	556	(556)	—	—	—
Natwest Markets plc	28	(5)	—	—	23
Standard Chartered Bank	2,129	—	—	—	2,129
UBS AG	5,061	(589)	—	—	4,472

	$93,834	$(28,452)	$—	$—	$65,382

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$19,463	$(10,373)	$—	$—	$9,090
Barclays Bank plc	39	(39)	—	—	—
BNP Paribas SA	2,373	(826)	—	—	1,547
Citibank NA	33,207	(8,604)	—	—	24,603
Credit Suisse International	66	(66)	—	—	—
Deutsche Bank AG	140	(140)	—	—	—
Goldman Sachs International	1,457	(152)	—	—	1,305
HSBC Bank plc	693	(693)	—	—	—
JPMorgan Chase Bank NA	22,043	(6,409)	—	—	15,634
Morgan Stanley & Co. International plc	1,068	(556)	—	—	512
Natwest Markets plc	5	(5)	—	—	—
State Street Bank and Trust Co.	2,216	—	—	—	2,216
UBS AG	589	(589)	—	—	—

	$83,359	$(28,452)	$—	$—	$54,907

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

116	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,052,833	$—	$1,052,833
Foreign Government Obligations (a)	—	473,061	—	473,061
Non-Agency Mortgage-Backed Securities	—	1,382,077	28,466	1,410,543
U.S. Government Sponsored Agency Securities	—	35,826,640	—	35,826,640
U.S. Treasury Obligations	—	23,536,594	—	23,536,594
Short-Term Securities:
Commercial Paper	—	496,675	—	496,675
Money Market Funds	1,348,620	—	—	1,348,620
U.S. Government Sponsored Agency Securities	—	4,992,362	—	4,992,362
Options Purchased:
Foreign currency exchange contracts	—	9,967	—	9,967
Interest rate contracts	—	4,603	—	4,603
Liabilities:
Investments:
TBA Sale Commitments	—	(9,988,407)	—	(9,988,407)

	$1,348,620	$57,786,405	$28,466	$59,163,491

Derivative Financial Instruments (b)
Assets:
Foreign currency exchange contracts	$—	$68,938	$—	$68,938
Interest rate contracts	32,831	64,903	—	97,734
Other contracts	—	16,855	—	16,855
Liabilities:
Foreign currency exchange contracts	—	(30,458)	—	(30,458)
Interest rate contracts	(25,194)	(269,088)	—	(294,282)
Other contracts	—	(32,470)	—	(32,470)

	$7,637	$(181,320)	$—	$(173,683)

(a)	See above Schedule of Investments for values in each industry or country.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $9,370,120 are categorized as level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	117

Statements of Assets and Liabilities  (unaudited)

June 30, 2019

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

ASSETS
Investments at value — unaffiliated (b)(c)	$179,653,681	$518,524,121	$190,928,364	$182,224,535
Investments at value — affiliated (d)	8,929,690	21,501,493	3,742,292	3,269,757
Cash	—	54,324	—	449,541
Cash pledged:
Futures contracts	96,000	1,340,000	—	305,000
Centrally cleared swaps	—	203,182	—	7,000
Foreign currency at value (e)	—	748,236	—	—
Receivables:
Investments sold	3,619,505	14,612,723	—	834,576
Securities lending income — affiliated	3,970	6,758	347	369
Swaps	—	—	—	50,603
TBA sale commitments	—	25,548,938	—	—
Dividends — affiliated	3,210	20,064	1,314	1,521
Dividends — unaffiliated	130,732	211,975	5,003	193,184
Interest — unaffiliated	—	1,313,692	—	319,270
From the Manager	—	—	1,608	316
Variation margin on futures contracts	8,461	103,585	—	—
Swap premiums paid	—	72,983	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	402,148	—	149,905
OTC swaps	—	66,440	—	20,044
Prepaid expenses	1,509	4,145	1,538	1,567
Other assets	—	2,994	—	—

Total assets	192,446,758	584,737,801	194,680,466	187,827,188

LIABILITIES
Investments sold short, at value (f)	—	119,874	—	116,817
Bank overdraft	39,367	—	—	—
Foreign bank overdraft (g)	—	—	—	20,410
Borrowed bonds at value (h)	—	2,652,771	—	—
Cash collateral on securities loaned at value	7,383,701	14,493,337	3,538,332	2,484,484
Options written at value (i)	—	18,592	—	708,353
TBA sale commitments at value (j)	—	25,626,665	—	—
Reverse repurchase agreements at value	—	3,893,262	—	—
Payables:
Investments purchased	2,608,181	45,440,745	—	947,884
Accounting services fees	15,902	40,922	15,739	41,009
Capital shares redeemed	41,180	104,869	43,067	63,500
Custodian fees	18,903	46,362	4,957	110,938
Deferred foreign capital gain tax	—	—	—	28,919
Interest expense	—	20,071	—	—
Investment advisory fees	52,867	147,741	57,285	41,101
Directors’ and Officer’s fees	3,527	4,605	3,564	3,549
Other affiliates	458	1,197	366	576
Printing fees	35,621	31,323	19,626	19,127
Professional fees	29,891	57,919	26,770	83,625
Transfer agent fees	57,930	162,596	60,874	59,920
Other accrued expenses	46,392	47,096	1,558	59,343
Variation margin on futures contracts	—	27,277	—	40,529
Variation margin on centrally cleared swaps	—	18,062	—	268
Swap premiums received	—	11,312	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	152,598	—	103,616
OTC swaps	—	51,369	—	10,146

Total liabilities	10,333,920	93,170,565	3,772,138	4,944,114

NET ASSETS	$182,112,838	$491,567,236	$190,908,328	$182,883,074

See notes to financial statements.

118	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2019

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

NET ASSETS CONSIST OF
Paid-in capital	$162,792,791	$447,843,816	$116,057,481	$168,940,568
Accumulated earnings	19,320,047	43,723,420	74,850,847	13,942,506

NET ASSETS	$182,112,838	$491,567,236	$190,908,328	$182,883,074

Share outstanding, $0.10 par value (k)	7,773,852	30,659,103	4,198,931	11,622,566

Net asset value	$23.43	$16.03	$45.47	$15.74

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$166,892,544	$493,724,824	$128,111,358	$172,214,563
(c) Securities loaned at value	$7,263,211	$14,355,827	$3,474,879	$2,484,992
(d) Investments at cost — affiliated	$8,929,690	$21,501,191	$3,742,292	$3,269,757
(e) Foreign currency at cost	$—	$739,762	$—	$—
(f) Proceeds received from investments sold short at value — unaffiliated	$—	$119,888	$—	$152,137
(g) Foreign bank overdraft at cost	$—	$—	$—	$(20,408)
(h) Proceeds received from borrowed bonds	$—	$2,558,271	$—	$—
(i) Premiums received	$—	$29,496	$—	$587,569
(j) Proceeds from TBA sale commitments	$—	$25,548,938	$—	$—
(k) Authorized shares	100 million	300 million	100 million	100 million

See notes to financial statements.

FINANCIAL STATEMENTS	119

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2019

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value — unaffiliated (a)	$77,246,299	$29,654,993	$67,803,278
Investments at value — affiliated (b)	—	513,104	1,348,620
Cash	4,256,444	3,956	1,141
Cash pledged:
Futures contracts	—	—	86,540
Centrally cleared swaps	—	—	127,000
Foreign currency at value (c)	—	2,072	63,698
Repurchase agreements at value — unaffiliated (d)	40,000,000	—	—
Receivables:
Investments sold	—	283,866	6,954,750
TBA sale commitments	—	—	9,957,200
Dividends — affiliated	—	626	4,913
Dividends — unaffiliated	—	1,049	24,510
Interest — unaffiliated	68,775	431,591	301,400
Investment adviser	—	4,408	33
Variation margin on futures contracts	—	—	1,365
Swap premiums paid	—	149	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	896	68,938
OTC swaps	—	251	10,326
Prepaid expenses	1,076	382	684
Other assets	1,986	351	8,362

Total assets	121,574,580	30,897,694	86,762,758

LIABILITIES
Options written at value (e)	—	—	75,903
TBA sale commitments at value (f)	—	—	9,988,407
Reverse repurchase agreements at value	—	—	9,370,120
Payables:
Investments purchased	—	526,288	11,356,050
Accounting services fees	15,731	33,993	20,998
Capital shares redeemed	217,762	11,263	106,784
Custodian fees	4,850	10,783	13,749
Income dividend distributions	—	135,951	115,555
Investment advisory fees	36,767	—	—
Directors’ and Officer’s fees	3,356	6,175	5,875
Other affiliates	103	69	110
Printing fees	18,868	17,357	18,633
Professional fees	26,399	38,521	39,055
Registration fees	2,933	—	229
To the Manager	—	3,850	1,679
Transfer agent fees	21,713	6,835	11,218
Other accrued expenses	—	16,531	25,710
Variation margin on futures contracts	—	—	2,306
Variation margin on centrally cleared swaps	—	—	2,913
Swap premiums received	—	1,501	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	—	29,864
OTC swaps	—	2,527	1,349

Total liabilities	348,482	811,644	31,186,507

NET ASSETS	$121,226,098	$30,086,050	$55,576,251

See notes to financial statements.

120	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2019

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio
NET ASSETS CONSIST OF
Paid-in capital	$121,224,063	$32,033,508	$57,400,022
Accumulated earnings (loss)	2,035	(1,947,458)	(1,823,771)

NET ASSETS	$121,226,098	$30,086,050	$55,576,251

Share outstanding, $0.10 par value (g)	121,224,069	5,631,601	5,074,123

Net asset value	$1.00	$5.34	$10.95

(a) Investments at cost — unaffiliated	$77,246,299	$29,306,815	$66,495,961
(b) Investments at cost — affiliated	$—	$513,104	$1,348,620
(c) Foreign currency at cost	$—	$2,024	$63,887
(d) Repurchase agreements at cost — unaffiliated	$40,000,000	$—	$—
(e) Premiums received	$—	$—	$53,683
(f) Proceeds from TBA sale commitments	$—	$—	$9,957,200
(g) Authorized shares	2 billion	100 million	100 million

See notes to financial statements.

FINANCIAL STATEMENTS	121

Statements of Operations  (unaudited)

Six Months Ended June 30, 2019

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

INVESTMENT INCOME
Dividends — affiliated	$18,641	$147,497	$10,031	$11,259
Dividends — unaffiliated	1,750,790	2,828,463	572,465	1,468,649
Interest — unaffiliated	—	3,460,978	—	926,305
Securities lending income — affiliated — net	10,518	18,733	4,927	4,080
Foreign taxes withheld	(491)	(3,995)	(179)	(96,756)

Total investment income	1,779,458	6,451,676	587,244	2,313,537

EXPENSES
Investment advisory	326,775	888,323	335,414	332,640
Transfer agent	119,997	336,864	124,778	131,607
Accounting services	27,158	66,877	27,238	56,010
Professional	24,111	34,503	22,760	46,326
Custodian	19,731	45,086	4,929	138,214
Printing	8,249	6,210	1,896	2,303
Directors and Officer	7,084	9,290	7,100	7,099
Registration	496	496	496	496
Board realignment and consolidation	191	223	190	194
Pricing	180	38,751	68	18,715
Miscellaneous	2,659	4,274	2,518	2,925

Total expenses excluding dividend expense and interest expense	536,631	1,430,897	527,387	736,529
Dividend expense — unaffiliated	—	—	—	3,580
Interest expense	—	99,983	—	—

Total expenses	536,631	1,530,880	527,387	740,109

Less:
Transfer agent fees waived and/or reimbursed	(95,474)	(246,060)	(85,955)	(129,014)
Fees waived and/or reimbursed by the Manager	(682)	(4,804)	(316)	(96,207)

Total expenses after fees waived and/or reimbursed	440,475	1,280,016	441,116	514,888

Net investment income	1,338,983	5,171,660	146,128	1,798,649

122	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited) (continued)

Six Months Ended June 30, 2019

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	2,538	(21,291)	478	(138,411)
Investments — unaffiliated (b)	6,952,215	13,572,927	10,698,006	2,302,447
Borrowed bonds	—	(39,433)	—	—
Forward foreign currency exchange contracts	—	(755,595)	—	(33,428)
Foreign currency transactions	—	22,246	(79)	(1,586)
Futures contracts	236,229	5,813,217	—	(580,901)
Options written	—	88,428	—	198,129
Short sales — unaffiliated	—	(924,538)	—	15,588
Swaps	—	(52,419)	—	71,245

	7,190,982	17,703,542	10,698,405	1,833,083

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	257	63,507	99	129,173
Investments — unaffiliated (c)	20,915,557	42,191,754	27,643,682	14,635,651
Borrowed bonds	—	(10,585)	—	—
Forward foreign currency exchange contracts	—	466,913	—	64,685
Foreign currency translations	—	12,914	—	(312)
Futures contracts	53,685	187,318	—	(119,666)
Options written	—	38,499	—	354,370
Short sales — unaffiliated	—	14	—	(70,244)
Swaps	—	(61,920)	—	(254,698)

	20,969,499	42,888,414	27,643,781	14,738,959

Net realized and unrealized gain	28,160,481	60,591,956	38,342,186	16,572,042

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,499,464	$65,763,616	$38,488,314	$18,370,691

(a) Consolidated Statement of Operations

(b) Net of foreign capital gain tax	$—	$—	$—	$(490)

(c) Net of foreign capital gain tax	$—	$—	$—	$(14,107)

See notes to financial statements.

FINANCIAL STATEMENTS	123

Statements of Operations  (unaudited) (continued)

Six Months Ended June 30, 2019

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$—	$6,790	$16,227
Dividends — unaffiliated	—	10,300	393
Interest — unaffiliated	1,512,313	951,751	1,001,867
Foreign taxes withheld	—	—	(53)

Total investment income	1,512,313	968,841	1,018,434

EXPENSES
Investment advisory	227,154	55,249	99,921
Transfer agent	84,852	23,984	41,092
Professional	28,454	27,116	33,688
Accounting services	19,283	61,158	44,948
Directors and Officer	6,701	4,002	4,079
Custodian	4,819	11,771	14,943
Printing	1,653	1,761	1,316
Pricing	828	4,709	12,702
Registration	594	496	8
Board realignment and consolidation	184	—	—
Miscellaneous	2,037	1,827	1,413

Total expenses excluding interest expense	376,559	192,073	254,110
Interest expense	—	—	167,001

Total expenses	376,559	192,073	421,111

Less:
Transfer agent fees waived and/or reimbursed	(71,424)	(21,498)	(38,612)
Fees waived and/or reimbursed by the Manager	(200)	(96,122)	(80,872)

Total expenses after fees waived and/or reimbursed	304,935	74,453	301,627

Net investment income	1,207,378	894,388	716,807

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,153	(300,032)	266,393
Forward foreign currency exchange contracts	—	(3,002)	(20,826)
Foreign currency transactions	—	(2,005)	(2,744)
Futures contracts	—	(12,300)	119,691
Options written	—	7,367	9,042
Swaps	—	3,070	(76,499)

	1,153	(306,902)	295,057

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	—	2,227,119	1,728,713
Forward foreign currency exchange contracts	—	(772)	1,803
Foreign currency translations	—	144	317
Futures contracts	—	(7,936)	(53,225)
Options written	—	—	43,979
Swaps	—	6,763	(103,626)
Unfunded floating rate loan interests	—	74	—

	—	2,225,392	1,617,961

Net realized and unrealized gain	1,153	1,918,490	1,913,018

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,208,531	$2,812,878	$2,629,825

See notes to financial statements.

124	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Portfolio		BlackRock Balanced Capital Portfolio
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,338,983	$2,822,846	$5,171,660	$9,965,998
Net realized gain	7,190,982	16,137,962	17,703,542	22,772,515
Net change in unrealized appreciation (depreciation)	20,969,499	(26,786,954)	42,888,414	(44,159,263)

Net increase (decrease) in net assets resulting from operations	29,499,464	(7,826,146)	65,763,616	(11,420,750)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	—	(23,736,716)	—	(42,865,047)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,799,716)	5,438,391	(27,226,023)	(3,877,300)

NET ASSETS
Total increase (decrease) in net assets	20,699,748	(26,124,471)	38,537,593	(58,163,097)
Beginning of period	161,413,090	187,537,561	453,029,643	511,192,740

End of period	$182,112,838	$161,413,090	$491,567,236	$453,029,643

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	125

Statements of Changes in Net Assets  (continued)

	BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio (a)
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$146,128	$600,639	$1,798,649	$3,316,506
Net realized gain	10,698,405	17,304,152	1,833,083	7,208,688
Net change in unrealized appreciation (depreciation)	27,643,781	(12,615,210)	14,738,959	(24,402,580)

Net increase (decrease) in net assets resulting from operations	38,488,314	5,289,581	18,370,691	(13,877,386)

DISTRIBUTIONS TO SHAREHOLDERS (b)
Decrease in net assets resulting from distributions to shareholders	—	(19,636,188)	—	(12,321,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(10,446,052)	6,382,954	(9,470,679)	(11,373,660)

NET ASSETS
Total increase (decrease) in net assets	28,042,262	(7,963,653)	8,900,012	(37,572,046)
Beginning of period	162,866,066	170,829,719	173,983,062	211,555,108

End of period	$190,908,328	$162,866,066	$182,883,074	$173,983,062

(a)	Consolidated Statements of Changes in Net Assets.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

126	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  ( continued)

	BlackRock Government Money Market Portfolio		BlackRock High Yield Portfolio
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,207,378	$1,777,250	$894,388	$1,689,719
Net realized gain (loss)	1,153	715	(306,902)	(54,903)
Net change in unrealized appreciation (depreciation)	—	—	2,225,392	(2,321,215)

Net increase (decrease) in net assets resulting from operations	1,208,531	1,777,965	2,812,878	(686,399)

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income:	(1,207,378)	(1,777,250)	(887,184)	(1,697,206)
From return of capital:	—	—	—	(8,797)

Decrease in net assets resulting from distributions to shareholders	(1,207,378)	(1,777,250)	(887,184)	(1,706,003)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(10,135,655)	24,060,474	1,092,497	(2,544,915)

NET ASSETS
Total increase (decrease) in net assets	(10,134,502)	24,061,189	3,018,191	(4,937,317)
Beginning of period	131,360,600	107,299,411	27,067,859	32,005,176

End of period	$121,226,098	$131,360,600	$30,086,050	$27,067,859

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	127

Statements of Changes in Net Assets  (continued)

	BlackRock U.S. Government Bond Portfolio
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$716,807	$1,327,765
Net realized gain (loss)	295,057	(594,270)
Net change in unrealized appreciation (depreciation)	1,617,961	(279,489)

Net increase in net assets resulting from operations	2,629,825	454,006

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	(765,015)	(1,565,228)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(229,657)	472,083

NET ASSETS
Total increase (decrease) in net assets	1,635,153	(639,139)
Beginning of period	53,941,098	54,580,237

End of period	$55,576,251	$53,941,098

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

128	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited)

Six Months Ended June 30, 2019

BlackRock U.S. Government Bond Portfolio

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,629,825
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	242,371,787
Purchases of long-term investments	(233,881,828)
Net purchases of short-term securities	(4,740,797)
Amortization of premium and accretion of discount on investments	(51,800)
Premiums received from options written	101,922
Premiums paid on closing options written	(87,013)
Net realized (gain) loss on investments and options written	(275,435)
Net unrealized (appreciation) depreciation on investments, options written, forward foreign currency exchange contracts, foreign currency translations and swaps	(1,779,768)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(3,282)
Dividends — unaffiliated	494
Interest — unaffiliated	4,627
From the Manager	180,066
Investment adviser	4,168
Variation margin on futures contracts	20,893
Swap premiums paid	3,238
Prepaid expenses	(628)
Other assets	2,439

Increase (Decrease) in Liabilities:
Payables:
Accounting fees	10,160
Board realignment and consolidation	(178,843)
Custodian fees	1,406
To the Manager	1,679
Interest expense and fees	1,019
Directors’ and Officer’s fees	2,435
Other affiliates	(32)
Printing fees	497
Professional fees	28,716
Registration fees	229
Transfer agent fees	(20,213)
Variation margin on futures contracts	(4,485)
Variation margin on centrally cleared swaps	(4,549)
Other accrued expenses	(1,346)
Swap premiums received	(188)

Net cash provided by operating activities	4,335,393

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to shareholders	(1)
Payments on redemption of capital shares	(3,673,760)
Proceeds from issuance of capital shares	2,526,002
Net borrowing of reverse repurchase agreements	(3,278,193)
Decrease in bank overdraft	(1,106)

Net cash used for financing activities	(4,427,058)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	163

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(91,502)
Restricted and unrestricted cash and foreign currency at beginning of period	369,881

Restricted and unrestricted cash and foreign currency at end of period	$278,379

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$165,982

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$764,890

FINANCIAL STATEMENTS	129

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2019

	Six Months Ended June 30, 2019	Year Ended December 31, 2018

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENT OF ASSETS AND LIABILITIES:
Cash	$1,141	$—
Cash pledged:
Futures contracts	86,540	84,540
Centrally cleared swaps	127,000	145,000
Foreign currency at value	63,698	140,341

	$278,379	$369,881

See notes to financial statements.

130	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Portfolio
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$19.76		$24.31		$27.15	$26.53	$28.11	$27.50

Net investment income (a)	0.17		0.38	(b)	0.40	0.36	0.32	0.29
Net realized and unrealized gain (loss)	3.50		(1.62)		5.58	2.47	(0.15)	3.23

Net increase (decrease) from investment operations	3.67		(1.24)		5.98	2.83	0.17	3.52

Distributions (c)
From net investment income	—		(0.39)		(0.41)	(0.37)	(0.33)	(0.32)
From net realized gain	—		(2.92)		(8.41)	(1.84)	(1.42)	(2.59)

Total distributions	—		(3.31)		(8.82)	(2.21)	(1.75)	(2.91)

Net asset value, end of period	$23.43		$19.76		$24.31	$27.15	$26.53	$28.11

Total Return (d)
Based on net asset value	18.57	%(e)	(5.11)%		22.24%	10.69%	0.60%	12.79%

Ratios to Average Net Assets
Total expenses	0.61	%(f)	0.63%		0.63%	0.60%	0.60%	0.59%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.50%		0.50%	0.50%	0.50%	0.49%

Net investment income	1.52	%(f)	1.51	%(b)	1.35%	1.36%	1.14%	1.03%

Supplemental Data
Net assets, end of period (000)	$182,113		$161,413		$187,538	$167,987	$169,173	$184,854

Portfolio turnover rate	73%		151%		154%	48%	31%	47%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	131

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Portfolio
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.97		$15.81	$16.87	$16.74	$17.81	$18.26

Net investment income (a)	0.16		0.32	0.31	0.29	0.28	0.33
Net realized and unrealized gain (loss)	1.90		(0.73)	2.14	1.16	(0.19)	1.67

Net increase (decrease) from investment operations	2.06		(0.41)	2.45	1.45	0.09	2.00

Distributions (b)
From net investment income	—		(0.31)	(0.34)	(0.30)	(0.30)	(0.36)
From net realized gain	—		(1.12)	(3.17)	(1.02)	(0.86)	(2.09)

Total distributions	—		(1.43)	(3.51)	(1.32)	(1.16)	(2.45)

Net asset value, end of period	$16.03		$13.97	$15.81	$16.87	$16.74	$17.81

Total Return (c)
Based on net asset value	14.75%	(d)	(2.66)%	14.59%	8.65%	0.52%	11.07%

Ratios to Average Net Assets (e)
Total expenses	0.64%	(f)	0.64%	0.66%	0.62%	0.61%	0.57%

Total expenses after fees waived and/or reimbursed	0.53%	(f)	0.52%	0.53%	0.52%	0.50%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.49%	(f)	0.49%	0.49%	0.49%	0.49%	0.47%

Net investment income	2.16%	(f)	1.98%	1.75%	1.72%	1.54%	1.72%

Supplemental Data
Net assets, end of period (000)	$491,567		$453,030	$511,193	$490,442	$499,439	$546,054

Portfolio turnover rate (g)	172%		280%	332%	264%	340%	345%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	—%	0.02%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	127%	211%	248%	188%	240%	259%

See notes to financial statements.

132	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Portfolio
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$36.63		$40.56		$33.61		$34.32		$34.75	$38.16

Net investment income (a)	0.03		0.15	(b)	0.12	(c)	0.07	(d)	0.05	0.07
Net realized and unrealized gain	8.81		0.83		11.11		0.07		2.45	3.33

Net increase from investment operations	8.84		0.98		11.23		0.14		2.50	3.40

Distributions (e)
From net investment income	—		(0.14)		(0.12)		(0.08)		(0.05)	(0.07)
From net realized gain	—		(4.77)		(4.16)		(0.77)		(2.88)	(6.74)

Total distributions	—		(4.91)		(4.28)		(0.85)		(2.93)	(6.81)

Net asset value, end of period	$45.47		$36.63		$40.56		$33.61		$34.32	$34.75

Total Return (f)
Based on net asset value	24.13%	(g)	2.42%		33.62%		0.40%		7.09%	9.12%

Ratios to Average Net Assets
Total expenses	0.58%	(h)	0.59%	(i)	0.60%		0.62%		0.61%	0.60%

Total expenses after fees waived and/or reimbursed	0.49%	(h)	0.49%	(i)	0.51%		0.53%		0.51%	0.51%

Net investment income	0.16%	(h)	0.33%	(b)(i)	0.29%	(c)	0.21%	(d)	0.14%	0.19%

Supplemental Data
Net assets, end of period (000)	$190,908		$162,866		$170,830		$139,019		$156,722	$157,387

Portfolio turnover rate	23%		45%		48%		86%		71%	99%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.22%, respectively, resulting from a non-recurring dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.09%, respectively, resulting from a non-recurring dividend.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a non-recurring dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	133

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Portfolio (a)
	Six Months Ended		Year Ended December 31,
	06/30/19 (unaudited)		2018	2017	2016	2015		2014

Net asset value, beginning of period	$14.20		$16.42	$14.60	$14.25	$15.55		$16.97

Net investment income (b)	0.15		0.27	0.25	0.23	0.24		0.31
Net realized and unrealized gain (loss)	1.39		(1.44)	1.80	0.37	(0.35)		0.12

Net increase (decrease) from investment operations	1.54		(1.17)	2.05	0.60	(0.11)		0.43

Distributions (c)
From net investment income	—		(0.24)	(0.23)	(0.25)	(0.30)		(0.43)
From net realized gain	—		(0.81)	—	—	(0.89)		(1.42)
From return of capital	—		—	—	—	(0.00	)(d)	—

Total distributions	—		(1.05)	(0.23)	(0.25)	(1.19)		(1.85)

Net asset value, end of period	$15.74		$14.20	$16.42	$14.60	$14.25		$15.55

Total Return (e)
Based on net asset value	10.85	%(f)	(7.27)%	14.05%	4.17%	(0.74)%		2.52%

Ratios to Average Net Assets (g)
Total expenses	0.82	%(h)	0.78%	0.79%	0.83%	0.77%		0.72%

Total expenses after fees waived and/or reimbursed	0.57	%(h)	0.58%	0.58%	0.58%	0.58%		0.57%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, broker fees and expenses on short sales, interest expense and stock loan fees	0.57	%(h)	0.57%	0.57%	0.57%	0.57%		0.57%

Net investment income	2.00	%(h)	1.67%	1.56%	1.62%	1.52%		1.81%

Supplemental Data
Net assets, end of period (000)	$182,883		$173,983	$211,555	$206,525	$229,649		$257,696

Portfolio turnover rate	77%		145%	129%	134%	89	%(i)	70%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014
Investments in underlying funds	—%	0.02%	0.01%	—%	—%	—%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 87%.

See notes to financial statements.

134	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Government Money Market Portfolio
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014

Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0098		0.0139	0.0044		0.0000	(a)	0.0000	(a)	0.0000(a)
Net realized gain	0.0000	(a)	0.0000 (a)	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0098		0.0139	0.0044		0.0000		0.0001		0.0001

Distributions (b)
From net investment income	(0.0098)		(0.0139)	(0.0044)		(0.0000	)(c)	(0.0000	)(c)	(0.0000)(c)
From net realized gain	—		—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0098)		(0.0139)	(0.0044)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return (d)
Based on net asset value	0.98	%(e)	1.41%	0.45%		0.00%		0.01%		0.01%

Ratios to Average Net Assets
Total expenses	0.62	%(f)	0.64%	0.70%		0.54%		0.54%		0.49%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.50%	0.50%		0.42%		0.22%		0.23%

Net investment income	1.97	%(f)	1.41%	0.44%		0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$121,226		$131,361	$107,299		$122,057		$125,641		$138,033

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	135

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Portfolio
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016		2015	2014

Net asset value, beginning of period	$5.00		$5.42		$5.31	$4.91		$5.44	$5.69

Net investment income (a)	0.16		0.30		0.30	0.29		0.28	0.32
Net realized and unrealized gain (loss)	0.34		(0.42)		0.12	0.40		(0.52)	(0.21)

Net increase (decrease) from investment operations	0.50		(0.12)		0.42	0.69		(0.24)	0.11

Distributions (b)
From net investment income	(0.16)		(0.30)		(0.31)	(0.29)		(0.29)	(0.36)
From return of capital	—		(0.00	)(c)	—	—		—	—

Total distributions	(0.16)		(0.30)		(0.31)	(0.29)		(0.29)	(0.36)

Net asset value, end of period	$5.34		$5.00		$5.42	$5.31		$4.91	$5.44

Total Return (d)
Based on net asset value	9.98	%(e)	(2.31	)%(f)	7.95%	14.43%		(4.65)%	1.88%

Ratios to Average Net Assets
Total expenses	1.29	%(g)	1.98%		1.34%	0.99	%(h)	0.91%	0.84%

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.50%		0.50%	0.50	%(h)	0.50%	0.51%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50	%(g)	0.50%		0.50%	0.50	%(h)	0.50%	0.50%

Net investment income	6.00	%(g)	5.66%		5.53%	5.64	%(h)	5.30%	5.54%

Supplemental Data
Net assets, end of period (000)	$30,086		$27,068		$32,005	$33,794		$31,788	$39,081

Portfolio turnover rate	40%		67%		73%	101%		84%	78%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

136	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.58		$10.80	$10.86	$10.90	$11.07	$10.67

Net investment income (a)	0.14		0.25	0.21	0.17	0.17	0.20
Net realized and unrealized gain (loss)	0.38		(0.17)	(0.02)	0.00 (b)	(0.11)	0.43

Net increase from investment operations	0.52		0.08	0.19	0.17	0.06	0.63

Distributions from net investment income (c)	(0.15)		(0.30)	(0.25)	(0.21)	(0.23)	(0.23)

Net asset value, end of period	$10.95		$10.58	$10.80	$10.86	$10.90	$11.07

Total Return (d)
Based on net asset value	4.96	%(e)	0.77%	1.72%	1.54%	0.54%	5.95%

Ratios to Average Net Assets (f)
Total expenses	1.56	%(g)	1.69%	1.15%	0.94%	0.81%	0.76%

Total expenses after fees waived and/or reimbursed	1.12	%(g)	0.86%	0.63%	0.59%	0.53%	0.53%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50	%(g)	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.66	%(g)	2.39%	1.89%	1.50%	1.58%	1.79%

Supplemental Data
Net assets, end of period (000)	$55,576		$53,941	$54,580	$60,506	$66,263	$74,925

Portfolio turnover rate (h)	388%		728%	1,058%	1,004%	1,421%	1,374%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	—%	0.01%	0.01%	—%	0.01%	—%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	251%	434%	694%	631%	891%	723%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	137

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Series Fund, Inc. (“Series Fund”) and BlackRock Series Fund II, Inc. (“Series Fund II” and together with Series Fund, the “Companies” and each, a “Company”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Company is organized as a Maryland corporation and is comprised of the separate portfolios indicated below. Series Fund is comprised of 5 separate portfolios and Series Fund II is comprised of 2 separate portfolios. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Company	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Portfolio	Series Fund	Advantage Large Cap Core	Diversified
BlackRock Balanced Capital Portfolio	Series Fund	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Series Fund	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Series Fund	Global Allocation	Diversified
BlackRock Government Money Market Portfolio	Series Fund	Government Money Market	Diversified
BlackRock High Yield Portfolio	Series Fund II	High Yield	Diversified
BlackRock U.S. Government Bond Portfolio	Series Fund II	U.S. Government Bond	Diversified

The portfolios offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

Advantage Large Cap Core, Balanced Capital, Capital Appreciation, Global Allocation and Government Money Market, together with certain other affiliated registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

High Yield and U.S Government Bond, together with certain other affiliated registered investment companies advised by the Manager or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Government Money Market operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Global Allocation and primarily invests in commodity-related instruments. The Subsidiary enables Global Allocation to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $5,434,649, which is 3.0% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

138	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions: For Government Money Market, distributions from net investment income are declared daily and paid monthly. For Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, distributions from net investment income are declared and paid at least annually. For High Yield and U.S. Government Bond, distributions from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend date and made at least annually.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Global Allocation’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by High Yield’s and U.S. Government Bond’s Board effective January 1, 2019, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of High Yield and U.S. Government Bond, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2019. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Funds. The cost basis of securities at December 31, 2018 has been adjusted, if applicable, as follows:

Balanced Capital	$491,079,614
Global Allocation	180,617,794
High Yield	28,970,079
U.S. Government Bond	65,040,692

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Global Allocation has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Global Allocation may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ (except Government Money Market) investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Boards of Directors of the Companies (each, a “Board” and together, the “Boards”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

U.S. GAAP defines fair value as the price Government Money Market would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Government Money Market’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Government Money Market seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s (except Government Money Market) assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Boards as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Boards or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (a “Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

140	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements  (unaudited) (continued)

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may

142	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

NOTES TO FINANCIAL STATEMENTS	143

Notes to Financial Statements  (unaudited) (continued)

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2019, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	U.S. Government Bond
Average Borrowings	$1,291,208	$13,141,196
Daily Weighted Average Interest Rate	2.58%	2.52%

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) /from Counterparty (d)
Balanced Capital Portfolio
Bank of America Securities, Inc.	$442,289	$(3,893,262)	$(442,850)	$(3,893,823)	$—	$—	$3,878,512	$—	$3,878,512	$(15,311)
Barclays Capital, Inc.	2,180,501	—	(2,200,623)	(20,122)	—	—	—	—	—	(20,122)
Credit Suisse Securities (USA) LLC	28,735	—	(29,119)	(384)	—	—	—	—	—	(384)

	$2,651,525	$(3,893,262)	$(2,672,592)	$(3,914,329)	$—	$—	$3,878,512	$—	$3,878,512	$(35,817)

(a)	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $19,821 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $3,878,512 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

144	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged	Net Amount	(b)
U.S. Government Bond
Amherst Pierpont Securities LLC	$(2,336,271)	$2,336,271		$—	$—
Bank of America Securities, Inc.	(7,033,849)	4,783,572		—	(2,250,277)	(c)

	$(9,370,120)	$7,119,843		$—	$(2,250,277)

(a)

Collateral with a value of $7,120,924 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.
(c)	Non-cash collateral with a value of $2,231,916 has been sold and is pending settlement as of June 30, 2019.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Equities): In short sale transaction, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks and investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	145

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount	(b)
Advantage Large Cap Core
Barclays Capital, Inc.	$256,894	$(256,894)	$—
Citigroup Global Markets, Inc.	2,365,516	(2,365,516)	—
Credit Suisse Securities (USA) LLC	28,143	(28,143)	—
Goldman Sachs & Co.	575,412	(575,412)	—
JP Morgan Securities LLC	3,436,529	(3,436,529)	—
Morgan Stanley & Co. LLC	600,717	(600,717)	—

	$7,263,211	$(7,263,211)	$—

Balanced Capital
Barclays Capital, Inc.	$113,415	$(113,415)	$—
Citigroup Global Markets, Inc.	3,392,989	(3,392,989)	—
Credit Suisse Securities (USA) LLC	1,453,718	(1,453,718)	—
Goldman Sachs & Co.	2,159,416	(2,159,416)	—
JP Morgan Securities LLC	862,966	(862,966)	—
Morgan Stanley & Co. LLC	6,237,107	(6,237,107)	—
State Street Bank & Trust Co.	136,216	(136,216)	—

	$14,355,827	$(14,355,827)	$—

Capital Appreciation
Citigroup Global Markets, Inc.	$3,206,503	$(3,206,503)	$—
Deutsche Bank Securities, Inc.	30,983	(30,983)	—
JP Morgan Securities LLC	237,393	(237,393)	—

	$3,474,879	$(3,474,879)	$—

Global Allocation
Citigroup Global Markets, Inc.	$97,150	$(97,150)	$—
Credit Suisse Securities (USA) LLC	149,211	(147,869)	1,342
Deutsche Bank Securities, Inc.	17,290	(17,290)	—
JP Morgan Securities LLC	2,128,544	(2,127,035)	1,509
State Street Bank & Trust Co.	92,797	(92,797)	—

	$2,484,992	$(2,482,141)	$2,851

(a)

Cash Collateral with a value of $7,383,701, $14,493,337, $3,538,332 and $2,484,484 has been received by Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, respectively, in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of June 30, 2019. Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

146	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

NOTES TO FINANCIAL STATEMENTS	147

Notes to Financial Statements  (unaudited) (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

148	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Company, on behalf of its respective Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee based on the percentage of the seven combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Seven Combined Funds	Investment Advisory Fees
First $250 Million	0.50%
$250 Million — $300 Million	0.45
$300 Million — $400 Million	0.40
$400 Million — $800 Million	0.35
Greater than $800 Million	0.30

The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the seven combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the seven combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager provides investment management and other services to the Subsidiary of Global Allocation. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: Each Company, on behalf of its respective Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Funds, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2019, the Funds did not pay any amounts to affiliates in return for these services.

NOTES TO FINANCIAL STATEMENTS	149

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with Government Money Market’s investments in other affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2019, the amounts waived were as follows:

Advantage Large Cap Core	$581
Balanced Capital	4,559
Capital Appreciation	316
Global Allocation	306
High Yield	200
U.S. Government Bond	487

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets (other than Government Money Market) invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Balanced Capital	$245
Global Allocation	1,932

For the six months ended June 30, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Advantage Large Cap Core	$1,024
Balanced Capital	2,760
Capital Appreciation	1,006
Global Allocation	1,095
Government Money Market	671
High Yield	165
U.S. Government Bond	304

The Manager has contractually agreed to waive and/or reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Advantage Large Cap Core	0.04%
Balanced Capital	0.04
Capital Appreciation	0.04
Global Allocation	0.04
Government Money Market	0.02
High Yield	0.05
U.S. Government Bond	0.05

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to April 30, 2020. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors of the Funds, or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed in the Statements of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursement are as follows:

Advantage Large Cap Core	$82,148
Balanced Capital	238,332
Capital Appreciation	85,955
Global Allocation	93,185
Government Money Market	70,131
High Yield	14,053
U.S. Government Bond	25,149

150	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Advantage Large Cap Core	0.50%
Balanced Capital	0.50
Capital Appreciation	0.57
Global Allocation	0.57
Government Money Market	0.50
High Yield	0.50
U.S. Government Bond	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors of the Funds, or by a vote of a majority of the outstanding voting securities of a Fund. For six months ended June 30, 2019, the following amounts are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed in the Statements of Operations:

Fees Waived and/or reimbursed by the Manager
Advantage Large Cap Core	$101
Global Allocation	93,969
Government Money Market	200
High Yield	95,922
U.S. Government Bond	80,385

Transfer agent fees waived and/ or reimbursed
Advantage Large Cap Core	$13,326
Balanced Capital	7,728
Global Allocation	35,829
Government Money Market	1,293
High Yield	7,445
U.S. Government Bond	13,463

The Manager voluntarily agreed to waive a portion of its management fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income, if applicable. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager under this agreement. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Government Money Market’s investments in other affiliated investment companies, if any. The Manager may discontinue the waiver or reimbursement at any time.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Advantage Large Cap Core, Balanced Capital and Capital Appreciation retain 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Core, Balanced Capital and Capital Appreciation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Global Allocation, Government Money Market, High Yield and U.S. Government Bond retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	151

Notes to Financial Statements (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset and Fixed-Income Complexes in a calendar year exceeds a specified threshold, Global Allocation, Government Money Market, High Yield and U.S. Government Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Core	$3,493
Balanced Capital	6,279
Capital Appreciation	1,398
Global Allocation	886

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Boards.

During the six months ended June 30, 2019, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Companies are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Companies’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Balanced Capital	$147,127	$67,339	$2,710
High Yield	54,412	—	—

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond
Purchases
Non-U.S Government Securities	$126,636,149	$777,668,470	$40,731,603	$38,607,044	$13,710,193	$189,466,795
U.S Government Securities	—	39,603,093	—	89,583,713	—	36,377,764

Total Purchases	$126,636,149	$817,271,563	$40,731,603	$128,190,757	$13,710,193	$225,844,559

Sales
Non-U.S Government Securities	$134,375,273	$804,088,443	$47,952,633	$47,183,846	$11,740,241	$191,565,766
U.S Government Securities	—	32,805,540	—	90,045,247	—	41,474,647

Total Sales	$134,375,273	$836,893,983	$47,952,633	$137,229,093	$11,740,241	$233,040,413

For the six months ended June 30, 2019, purchases and sales related to mortgage dollar rolls were as follows:

	Balanced Capital	U.S. Government Bond
Purchases	$216,275,660	$79,682,810
Sales	216,311,640	79,821,878

152	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

High Yield	U.S. Government Bond
$1,825,510	$3,146,705

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond

Tax cost	$176,772,627	$517,724,334	$131,875,194	$176,286,964	$29,842,407	$67,863,680

Gross unrealized appreciation	$15,053,774	$29,068,469	$63,725,756	$16,159,169	$843,227	$1,649,480
Gross unrealized depreciation	(3,215,259)	(6,794,997)	(930,294)	(6,986,888)	(518,917)	(512,469)

Net unrealized appreciation	$11,838,515	$22,273,472	$62,795,462	$9,172,281	$324,310	$1,137,011

9.	BANK BORROWINGS

The Companies, on behalf of the Funds (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain obligations held by Government Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Government Money Market monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

NOTES TO FINANCIAL STATEMENTS	153

Notes to Financial Statements  (unaudited) (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Capital Appreciation invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on Capital Appreciation and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/ or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

154	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Advantage Large Cap Core
Shares sold	47,517	$1,014,527	99,043	$2,482,951
Shares issued in reinvestment of distributions	—	—	1,179,759	23,736,716
Shares redeemed	(441,956)	(9,814,243)	(825,637)	(20,781,276)

Net increase (decrease)	(394,439)	$(8,799,716)	453,165	$5,438,391

Balanced Capital
Shares sold	74,472	$1,122,943	334,548	$5,391,449
Shares issued in reinvestment of distributions	—	—	3,015,997	42,865,047
Shares redeemed	(1,852,292)	(28,348,966)	(3,241,325)	(52,133,796)

Net increase (decrease)	(1,777,820)	$(27,226,023)	109,220	$(3,877,300)

Capital Appreciation
Shares sold	40,917	$1,612,974	146,630	$6,537,756
Shares issued in reinvestment of distributions	—	—	528,706	19,636,188
Shares redeemed	(287,690)	(12,059,026)	(440,896)	(19,790,990)

Net increase (decrease)	(246,773)	$(10,446,052)	234,440	$6,382,954

Global Allocation
Shares sold	126,760	$1,919,896	254,002	$4,146,671
Shares issued in reinvestment of distributions	—	—	839,563	12,321,000
Shares redeemed	(752,526)	(11,390,575)	(1,729,560)	(27,841,331)

Net decrease	(625,766)	$(9,470,679)	(635,995)	$(11,373,660)

Government Money Market
Shares sold	32,119,749	$32,119,749	99,118,478	$99,118,478
Shares issued in reinvestment of distributions	1,199,824	1,199,824	1,777,250	1,777,250
Shares redeemed	(43,455,228)	(43,455,228)	(76,835,254)	(76,835,254)

Net increase (decrease)	(10,135,655)	$(10,135,655)	24,060,474	$24,060,474

High Yield
Shares sold	431,264	$2,231,774	534,177	$2,855,921
Shares issued in reinvestment of distributions	167,937	876,818	322,100	1,715,158
Shares redeemed	(383,919)	(2,016,095)	(1,340,521)	(7,115,994)

Net increase (decrease)	215,282	$1,092,497	(484,244)	$(2,544,915)

U.S. Government Bond
Shares sold	235,662	$2,526,002	764,341	$8,076,002
Shares issued in reinvestment of distributions	71,655	764,890	145,821	1,539,514
Shares redeemed	(329,196)	(3,520,549)	(866,836)	(9,143,433)

Net increase (decrease)	(21,879)	$(229,657)	43,326	$472,083

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	155

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Series Fund, Inc. (the “Corporation”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Corporation, on behalf of BlackRock Advantage Large Cap Core Portfolio (the “Large Cap Core Portfolio”), BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”) and BlackRock Government Money Market Portfolio (the “Government Money Market Portfolio” and together with the Large Cap Core Portfolio, the Balanced Capital Portfolio, the Capital Appreciation Portfolio and the Global Allocation Portfolio, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Corporation’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to the Fund’s peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) with respect to the Large Cap Core Portfolio, the Balanced Capital Portfolio, the Capital Appreciation Portfolio and the Global Allocation Portfolio, the use of brokerage commissions and execution quality of portfolio transactions and, with respect to the Government Money Market Portfolio, the execution quality of portfolio transactions; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

156	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to the Large Cap Core Portfolio, the Balanced Capital Portfolio, the Capital Appreciation Portfolio and the Global Allocation Portfolio, its custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Government Money Market Portfolio ranked in the second quartile against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, each of the Capital Appreciation Portfolio and the Balanced Capital Portfolio ranked in the first quartile against its Customized Peer Group.

The Board noted that for each of the one-, three- and five-year periods reported, the Large Cap Core Portfolio ranked in the second quartile against its Customized Peer Group.

The Board noted that for the one-, three- and five-year periods reported, the Global Allocation Portfolio ranked in the second, third, and second quartiles, respectively, against its Customized Peer Group. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	157

Disclosure of Investment Advisory Agreements  (continued)

The Board noted, with respect to the Large Cap Core Portfolio, the Balanced Capital Portfolio, the Capital Appreciation Portfolio and the Global Allocation Portfolio, that BlackRock believes that the Customized Peer Group is an appropriate performance metric for each of these Funds, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the contractual management fee rate of each of the Large Cap Core Portfolio, the Balanced Capital Portfolio, the Capital Appreciation Portfolio and the Global Allocation Portfolio ranked in the first quartile, and that the actual management fee rate and total expense ratio of each of these Funds ranked in the first quartile, relative to the relevant Fund’s Expense Peers.

The Board noted that the Government Money Market Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the pertinent Fund, combined with the assets of certain other funds, increase above certain contractually specified levels. The Board noted that if the size of the pertinent Fund or certain other funds were to decrease, the pertinent Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the pertinent Fund’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for each Fund.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

158	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	159

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Series Fund II, Inc. (the “Corporation”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock High Yield Portfolio (the “High Yield Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.
During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

160	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the second, first, and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the High Yield Portfolio, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the second quartile against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the U.S. Government Bond Portfolio, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	161

Disclosure of Investment Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the High Yield Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield Portfolio’s Expense Peers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield Portfolio, combined with the assets of certain other funds, increase above certain contractually specified levels. The Board noted that if the size of the High Yield Portfolio or certain other funds were to decrease, the High Yield Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Portfolio’s total expenses as a percentage of the High Yield Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield Portfolio.

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the U.S. Government Bond Portfolio’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the U.S. Government Bond Portfolio, combined with the assets of certain other funds, increase above certain contractually specified levels. The Board noted that if the size of the U.S. Government Bond Portfolio or certain other funds were to decrease, the U.S. Government Bond Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

162	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	163

Director and Officer Information

BlackRock Series Fund, Inc.

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A. (a)

New York, NY 10179

Brown Brothers Harriman & Co. (b)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For all Funds except BlackRock Global Allocation Portfolio.
(b)	For BlackRock Global Allocation Portfolio.

164	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

BlackRock Series Fund II, Inc.

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	165

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http:// www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

166	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	167

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

COP	Colombian Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NGN	Nigerian Naira

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

BAN	Bond Anticipation Notes

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

CVA	Certification Van Aandelon (Dutch Certificate)

CWABS	Countrywide Asset-Backed Certificates

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

NASDAQ	National Association of Securities Dealers Automated

NYRS	New York Registered Shares

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

SOFR	Secured Overnight Financing Rate

TBA	To-be-announced

USCPI	U.S. Consumer Price Index

VRDN	Variable Rate Demand Notes

168	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. BlackRock Government Money Market Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance, call (800) 626-1960. BlackRock Government Money Market Portfolio’s current 7-day yield more closely reflects the current earnings of the Portfolio than the total returns quoted. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so and it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Series Fund II, Inc.

Date: August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Series Fund II, Inc.

Date: August 27, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Series Fund II, Inc.

Date: August 27, 2019

4